Filed pursuant to Rule 497
File No. 333-208637

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 25, 2016

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated March 29, 2016)

             Shares

Common Stock

We are offering              shares of our common stock. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our common stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLAD.” Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

These shares will be offered at a discount from our most recently estimated net asset value (“NAV”) per share pursuant to authority granted for twelve months by our common stockholders at our annual meeting of stockholders held on February 11, 2016, and as subsequently approved by our Board of Directors. Our current authority to offer shares at a price below NAV per share ends on the one year anniversary of our 2016 annual meeting of stockholders, unless our stockholders vote to extend this authority at our 2017 annual meeting of stockholders. Our stockholders did not specify a maximum discount below NAV at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. The last reported closing price of our common stock on October 24, 2016 was $8.33 per share. The estimated NAV per share of our common stock at October 24, 2016 was $8.10, which represents the midpoint in our estimated NAV per share range of $8.05 and $8.15. Sales of common stock at prices below NAV per share dilute the interest of existing stockholders, having the effect of reducing our NAV per share and may reduce our market price per share. See “Risk Factors” beginning on page S-12 of this prospectus supplement and on page 13 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” beginning on page S-18 of this prospectus supplement and page 62 of the accompanying prospectus.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Investing in our common stock involves a high degree of risk including, among other things, risks relating to investments in securities of small, private and developing businesses. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-12 of this prospectus supplement and beginning on page 13 of the accompanying prospectus before you invest in our common stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock, including information about risks. Please read it before you invest and retain it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission, or the SEC, and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on our corporate website located at www.gladstonecapital.com. You may also call us collect at this number to request other information. See “Additional Information” in the accompanying prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds to Gladstone Capital Corporation, before expenses(1)	$	$

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $240,000.
(2)	We have granted the underwriters a 30-day option to purchase an additional shares of common stock at the public offering price less the sales load payable by us solely to cover overallotments, if any. If such option is exercised in full, the total underwriting discounts and commissions will be $ , and the total proceeds, before expenses, to us would be $ . See “Underwriting” on page S-66 of this prospectus supplement.

The underwriters are expected to deliver the shares on or about October     , 2016.

Joint Book-Running Managers

Janney Montgomery Scott	D.A. Davidson & Co.
Ladenburg Thalmann	Wunderlich

Prospectus Supplement dated October    , 2016

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing in our common stock.

We also file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. You may inspect such reports, proxy statements and other information, as well as this prospectus supplement, and the accompanying prospectus and the exhibits and schedules to the registration statement of which the accompanying prospectus is a part, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. You may also obtain copies of such material from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders, when available, and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or from our website (www.GladstoneCapital.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. However, if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. Neither we, nor the underwriters, have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell shares of our common stock in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their respective covers, regardless of the time of delivery or any sale of the common stock.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus prior to making an investment in our common stock, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement and in the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their overallotment option.

Gladstone Capital Corporation

Gladstone Capital Corporation is an externally managed specialty finance company that provides capital to small and medium-sized private U.S. businesses and commenced investment operations in September 2001. We are a Maryland corporation and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

As of June 30, 2016, our portfolio consisted of investments in 43 companies in 20 states in 20 different industries with a fair value of $308.2 million, consisting of senior secured term debt, subordinated secured term debt, preferred equity and common equity.

As of October 24, 2016, we had 23,344,422 shares of common stock, par value $0.001 per share, or common stock, outstanding and 2,440,000 shares of our 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share, or our Series 2021 Term Preferred Shares (also referred to as our Series 2021 Term Preferred Stock), outstanding. Since our initial public offering in 2001, through June 30, 2016, we have made 161 consecutive monthly distributions on our common stock. Our monthly distribution declared per share of common stock was $0.07 for each of October, November and December 2016. Our monthly distribution declared per share for our Series 2021 Term Preferred Stock was $0.140625 for each of October, November and December 2016.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at www.GladstoneCapital.com.

Information that is contained in, or can be accessed from, our website is not incorporated into and is not a part of this prospectus supplement or the accompanying prospectus.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States, (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of June 30, 2016, our investment portfolio was made up of approximately 90.2% in debt investments and 9.8% in equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval.

We expect that our target portfolio will continue to primarily include the following four categories of investments in private companies in the U.S.:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities, also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior secured debt security usually takes the form of first priority liens on all or substantially all of the assets of the business. Senior secured debt securities may include investments sourced from in the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, as described in Section 55(a) of the 1940 Act. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” in the accompanying prospectus for a discussion of qualifying assets under Section 55(a) of the 1940 Act. With the exception of our policy to conduct our business as a BDC, none of our investment policies are deemed fundamental and all may be changed without stockholder approval.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

The Adviser is our affiliate, investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, the Administrator, employs, among others, our chief financial officer and treasurer, chief accounting officer, chief compliance officer, chief valuation officer, general counsel and secretary (who also serves as our Administrator’s president) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the following of our affiliates: Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded BDC and RIC; Gladstone Land, a publicly traded real estate investment trust that invests in farmland and farm related property; the Adviser; and the Administrator. Our president is also an executive managing director of the Adviser. David Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement (the “Advisory Agreement”) since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The investment advisory and management agreement was further amended in October 2015 to reduce the base management fee payable under the agreement from 2.00% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Recent Developments

Preliminary Estimates of Results for the Year Ended September 30, 2016

Set forth below are certain preliminary estimates of our financial condition and results of operations for the year ended September 30, 2016. These estimates are subject to the completion of our financial closing procedures, including an independent audit, and are not a comprehensive statement of our financial results for the year ended September 30, 2016 or any time thereafter. We advise you that our actual results may differ materially from these estimates as a result of the completion of our independent audit and financial closing procedures and other developments arising between now and the time that we expect to finalize financial results for the year ended September 30, 2016 in November of this year.

Net investment income per weighted average share of common stock outstanding is estimated to have totaled $0.84 for the year ended September 30, 2016.

Our NAV per share of common stock outstanding as of September 30, 2016 and October 24, 2016 is estimated to be between $8.05 to $8.15.

We expect to announce final results of operations for the three months and year ended September 30, 2016 on November 17, 2016 prior to the opening of the financial markets.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Distributions

In July 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
July 22, 2016	August 2, 2016	$0.07	$0.140625
August 22, 2016	August 31, 2016	0.07	0.140625
September 21, 2016	September 30, 2016	0.07	0.140625

Total for the Quarter		$0.21	$0.421875

In October 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
October 19, 2016	October 31, 2016	$0.07	$0.140625
November 15, 2016	November 30, 2016	0.07	0.140625
December 16, 2016	December 30, 2016	0.07	0.140625

Total for the Quarter		$0.21	$0.421875

Investors in the offering will not be entitled to the distribution payable on October 31, 2016.

Investment Activity

In September 2016, we invested $7.5 million in Canopy Safety Brands, LLC (“Canopy”) through a combination of secured first lien debt and equity. Canopy is a manufacturer and distributer of personal protective equipment.

In September 2016, we invested $2.0 million in Datapipe, Inc. (“Datapipe”) through secured second lien debt. Datapipe is a global provider of outsourced, mission-critical managed private and public cloud services.

In September 2016, we sold our investment in Westland Technologies, Inc. for net proceeds of $5.3 million, which resulted in a net realized gain of $0.9 million.

In September 2016, we sold our investment in Southern Petroleum Laboratories, Inc. for net proceeds of $9.8 million, which resulted in a realized gain of $0.9 million.

In September 2016, we restructured our investment in Precision Acquisition Group Holdings, Inc. which resulted in a realized loss of $3.8 million.

In October 2016, RP Crown Parent, LLC paid off at par for proceeds of $2.0 million.

Renewal of our Investment Advisory and Management Agreement

On July 12, 2016, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested person of any such party, approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2017. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. In reaching a decision to approve the Advisory Agreement, our Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

THE OFFERING

Common stock offered by us	shares (or shares if the underwriters exercise their overallotment option in full).

Common stock outstanding prior to this offering	23,344,422 shares

Common stock to be outstanding after this offering	shares (or shares if the underwriters exercise their overallotment option in full).

Use of proceeds

We estimate that the net proceeds from this offering will be approximately $         million (or $         million, if the underwriters exercise their overallotment option in full), after deducting underwriting discounts and commissions and expenses of this offering payable by us of approximately $                    .

We intend to repay outstanding indebtedness under the $170.0 million revolving credit facility (the “Credit Facility”) that our wholly-owned subsidiary, Gladstone Business Loan, LLC (“Business Loan”), entered into with KeyBank National Association (“KeyBank”) as the administrative agent, and for other general corporate purposes. Amounts repaid under the Credit Facility remain available for future borrowings and we may use the proceeds of future borrowings under the Credit Facility to make investments in accordance with our investment strategy and for other general corporate purposes. As of June 30, 2016, we had $73.3 million of borrowings at cost outstanding under our Credit Facility and currently have $65.7 million outstanding under our Credit Facility. Indebtedness under the Credit Facility currently accrues interest at the rate of 30-day LIBOR plus 3.25% per annum (or 3.72% as of June 30, 2016) through the revolving period end date of January 19, 2019 and is due and payable on or before April 19, 2020. See “Use of Proceeds” beginning on page S-16 of this prospectus supplement for more information.

NASDAQ Global Select ticker symbol	GLAD

Distributions on common stock	Our distributions, if any, are authorized at the discretion of our Board of Directors and are based upon the circumstances at the time of authorization. We currently intend to continue to make distributions to stockholders on a monthly basis (declared quarterly) at the rate of $0.07 per share of common stock. Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. See “Risk Factors—Risks Related to an

Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital” in the accompanying prospectus.

In October 2016, we declared a monthly distribution of $0.07 per common share payable on October 31, 2016 to holders of record as of October 19, 2016. Because the record date for the distribution is before the date of settlement, investors who purchase shares of our common stock in this offering will not be entitled to receive such distribution.

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their NAV per share. The possibility that our shares may trade at such discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share, although during the past three years, our common stock has generally traded, and at times significantly, at prices below NAV per share. Furthermore, the common stock offered pursuant to this prospectus supplement will be sold at a price below the most recently estimated NAV per share range of $8.05 to $8.15.

Risk factors	Investing in our common stock involves risks. You should carefully consider the information in the sections entitled “Risk Factors” beginning on page S-12 of this prospectus supplement and page 13 of the accompanying prospectus before deciding to invest in our common stock.

Tax Matters	Prospective investors are urged to consult their own tax advisors regarding tax considerations in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Additional Material U.S. Federal Income Tax Considerations” beginning on page S-69 of this prospectus supplement and “Material U.S. Federal Income Tax Considerations” beginning on page 118 of the accompanying prospectus for a discussion of certain material U.S. federal income tax considerations applicable to an investment in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages are annualized and have been calculated based on actual expenses incurred in the quarter ended June 30, 2016, and average net assets attributable to common stockholders for the quarter ended June 30, 2016.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	4.0%
Offering expenses (as a percentage of offering price)(2)
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses
Annual expenses (as a percentage of net assets attributable to common stock)(4) :
Base Management fee(5)	2.95%
Loan servicing fee(6)	1.93%
Incentive fee (20.0% of realized capital gains and 20.0% of pre-incentive fee net investment income)(7)	2.55%
Interest payments on borrowed funds(8)	1.79%
Dividend expense on mandatorily redeemable preferred stock(9)	2.40%
Other expenses(10)	1.99%

Total annual expenses(11)	13.61%

(1)	This amount represents the expected underwriting discount with respect to shares of our common stock sold by us in this offering.
(2)	The expenses of this offering payable by us (other than the underwriting discount) are estimated to be approximately $240,000. The amount of offering expenses, as a percentage of the offering price of shares to be sold in this offering, was based on an assumed public offering price of $8.33 per share, the last reported sales price of our common stock on NASDAQ on October 24, 2016. If the underwriters exercise their overallotment option in full, the offering expenses borne by our stockholders (as a percentage of the offering price) will be approximately . See “Underwriting” for additional information on our underwriting arrangements for this offering.
(3)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.
(4)	The percentages presented in this table are gross of credits to any fees.
(5)	In accordance with the Advisory Agreement, our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In accordance with the requirements of the SEC, the table above shows Gladstone Capital’s base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.95% of the average net assets as of June 30, 2016 by dividing the total dollar amount of the management fee by Gladstone Capital’s average net assets. The base management fee for the quarter ended June 30, 2016 before application of any credits was $1.4 million.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are voluntarily, irrevocably and unconditionally credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended June 30, 2016, the base management fee credit was $0.3 million. See “Management—Certain Transactions” in the accompanying prospectus.

(6)	In addition, the Adviser services, administers and collects on the loans held by Business Loan, in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with our Credit Facility. For the three months ended June 30, 2016, the total loan servicing fee was $0.9 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 7 below.
(7)	In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our preincentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 5 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through June 30, 2016. The income-based incentive fee for the quarter ended June 30, 2016 was $1.2 million.

From time to time, the Adviser has voluntarily, irrevocably and unconditionally agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended June 30, 2016, the incentive fee credit was $0.2 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus.

(8)	Includes interest payments and amortization of deferred financing costs related to the Credit Facility. As of June 30, 2016, we had $73.3 million in borrowings outstanding on our Credit Facility.
(9)	Includes amortization of deferred financing costs related to our Series 2021 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended June 30, 2016. See “Description of Our Securities—Preferred Stock—Series 2021 Term Preferred Stock” in the accompanying prospectus for additional information.
(10)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement” in the accompanying prospectus.
(11)	Total annualized gross expenses, based on actual amounts incurred for the quarter ended June 30, 2016, would be $25.3 million. After all voluntary credits described in footnote 5 above, footnote 6 and footnote 7 above are applied to the base management fee, the loan servicing fee and the incentive fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended June 30, 2016, would be $19.7 million, or 10.62% as a percentage of net assets.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our gross annual operating expenses would remain at the levels set forth in the table above and are gross of any credits to any fees. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5.00% annual return consisting entirely of ordinary income(1)(2)	$120	$335	$521	$884
assuming a 5.00% annual return consisting entirely of capital gains(2)(3)	$129	$356	$550	$915

(1)	While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. For purposes of this example, we have assumed that the entire amount of such 5.00% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5.00% annual return is significantly below the hurdle rate of 7.00% (annualized) that we must achieve under the Advisory Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5.00% annual return on our investments.
(2)	While the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the weighted average price of all shares of our common stock purchase on the open market by the plan agent on such trade date or dates. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our distribution reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5.00% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains based incentive fee is payable.

RISK FACTORS

There are material limitations with making preliminary estimates of our financial results for the three months and year ended September 30, 2016 prior to the completion of our and our auditors’ financial review procedures for such period.

The preliminary financial estimates contained in “Prospectus Supplement Summary—Recent Developments” are not a comprehensive statement of our financial results for the three months and year ended September 30, 2016 and have not been audited by our independent registered public accounting firm. Our consolidated financial statements for the year ended September 30, 2016 will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in this offering. Our actual financial results for the three months and year ended September 30, 2016 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months and year ended September 30, 2016 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of, management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve.

Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms.

Delays in investing the net proceeds of this offering or redeploying amounts repaid under the Credit Facility may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objectives or that any investment we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could adversely affect our financial condition and operating results.

Market interest rates may have an effect on the value of our common stock.

One of the factors that will influence the price of our common stock will be the distribution yield on our common stock (as a percentage of the price of our common stock) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our common stock to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our common stock to decrease.

Our NAV may change significantly since our last valuation at June 30, 2016.

Generally, our Board of Directors reviews and approves the fair value of our portfolio of investments on a quarterly basis. The last such quarterly review occurred as of June 30, 2016. Further, our financial statements have not been audited by our independent registered public accounting firm for any periods since September 30, 2015. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may have changed significantly since that time. We are currently in the process of determining the fair value of our portfolio as of September 30, 2016 and based on the preliminary assessment of our Board of Directors, the fair value has increased since June 30, 2016. If our Board of Directors makes a final determination that the fair value of our investment portfolio at September 30, 2016 was less than such fair value at June 30, 2016, then we will record an unrealized loss on our investment portfolio and report a lower NAV per share than is reflected in the Consolidated Selected Financial Data and the financial statements included elsewhere in this prospectus supplement. If our Board of Directors determines that the fair value of our investment portfolio at September 30, 2016 was greater than such fair value at June 30, 2016, we will record an unrealized gain on our investment portfolio and report a greater NAV per share than so reflected elsewhere in this prospectus supplement. Upon publication of this information in connection with our announcement of operating results for our quarter and fiscal year ended September 30, 2016, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in this offering.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV, however our common stock has generally traded below NAV in the last three years. In addition, if our common stock trades below NAV, we will generally not be able to issue additional common stock at the market price without the approval of our stockholders and Board of Directors, including a majority of our independent directors. At our Annual Stockholders Meeting on February 11, 2016, our stockholders voted to allow us to issue common stock at a price below NAV per share for a one-year period. Our stockholders did not specify a maximum discount below NAV at which we are able to issue our common stock but we are unable to issue and sell more than 25% of our then outstanding common stock immediately prior to any offering below NAV. For instance, we have in the past and may in the future issue shares of our common stock below NAV.

Stockholders who do not participate in this offering may experience immediate dilution in an amount that may be material.

We have obtained approval from our stockholders for us to be able to sell an unlimited number of shares of our common stock at any level of discount from NAV per share in certain circumstances during a one-year period ending in February 2017 (subject to a limitation on issuing and selling in a single offering more than 25% of the shares of our common stock outstanding immediately prior to such offering). If we issue or sell shares of our common stock at a discount to NAV, and we may do so in this offering, it will pose a risk of dilution to our existing stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement and in the accompanying prospectus.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In May 2014, we completed a public offering of the Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued 2.4 million shares of Series 2021 Term Preferred Stock. The shares of Series 2021 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy this test. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, financial condition or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to:

•	the recurrence or impact of adverse events in the economy and the capital markets, including stock price volatility;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Robert L. Marcotte or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	actual and potential conflicts of interest with our Adviser and other affiliates of the Company;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus, except as otherwise required by applicable law. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the                      shares of our common stock that we are offering, after deducting underwriting discounts and commissions and expenses of this offering payable by us, will be approximately $             million (or $             million, if the underwriters exercise their overallotment option in full) based on an assumed public offering price of $8.33 per share, which was the last reported sales price of our common stock on NASDAQ on October 24, 2016.

We intend to use the net proceeds from this offering to help repay borrowings under the Credit Facility and for other general corporate purposes. Amounts repaid under the Credit Facility remain available for future borrowings and we may use the proceeds of future borrowings under the Credit Facility to make investments in accordance with our investment strategy and for other general corporate purposes. As of June 30, 2016, we had $73.3 million of borrowings outstanding under our Credit Facility. We currently have $65.7 million outstanding under the Credit Facility. Indebtedness under our Credit Facility currently accrues interest at the rate of 30-day LIBOR plus 3.25% (or 3.72% as of June 30, 2016) and the revolving period ends in January 2019 and is due and payable on or before April 19, 2020. We anticipate that substantially all of the net proceeds of the offering will be utilized in the manner described above within three months of the completion of this offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2016:

•	on an actual basis; and

•	on an as adjusted basis to give effect to the sale of shares of common stock in this offering at a per share public offering price of $8.33 per share after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ overallotment option is not exercised). See “Use of Proceeds.”

	As of June 30, 2016
	Actual	As Adjusted
	(Unaudited) (Dollars in thousands)
Borrowings
Borrowings at fair value (cost: $73,300, actual; $ , as adjusted)(1)(2)	$73,300	$

Total Borrowings	$73,300	$

Preferred Stock
6.75% Series 2021 Cumulative Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 2,460,118 shares authorized and 2,440,000 issued and outstanding, actual and as adjusted(3)	$61,000		$61,000

Total Preferred Stock (4,000,000 shares authorized and 2,440,000 issued and outstanding, actual and as adjusted)	$61,000		$61,000

Net Assets Applicable to Common Stockholders
Common stock, $0.001 par value per share, 46,000,000 shares authorized, actual and as adjusted; 23,344,422 shares issued and outstanding, actual and shares issued and outstanding, as adjusted(3)	$23	$
Capital in excess of par value	327,697
Cumulative net unrealized depreciation on investments	(78,100)
Net investment income in excess of distributions	4,599
Accumulated net realized losses	(68,705)

Total Net Assets Available to Common Stockholders	$185,514	$

Total Capitalization	$319,814	$

(1)	Our borrowings have not been fair-value adjusted for the as adjusted presentation as of June 30, 2016.
(2)	Does not include approximately $7.6 million in net repayments made subsequent to June 30, 2016.
(3)	None of these outstanding shares are held by us or for our account.

The following are our outstanding classes of securities as of October 24, 2016:

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY US OR FOR OUR ACCOUNT	AMOUNT OUTSTANDING (EXCLUSIVE OF AMOUNTS HELD BY US OR FOR OUR ACCOUNT)
Common Stock	46,000,000	—	23,344,422
6.75% Series 2021 Term Preferred Stock	2,460,118	—	2,440,000

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2016 annual stockholders meeting on February 11, 2016, our stockholders approved our ability to issue and sell shares of our common stock at a price below the then current NAV per common share during a period beginning on February 11, 2016 and expiring on the first anniversary of such date (the “Stockholder Approval”). The offering of common stock being made pursuant to this prospectus supplement will be at a price below our most recently estimated NAV per share range on October 24, 2016 of $8.05 to $8.15 per share. To sell shares of common stock at a price below NAV per share, pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, and in good faith and in consultation with the underwriters of the offering, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that in any offering of common stock at a price below NAV per share the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale. This offering meets this additional requirement.

This offering of common stock will be conducted below its NAV per share and is designed to raise capital to help repay outstanding borrowings under the Credit Facility and for other general corporate purposes.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors has considered a variety of factors including:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us, both before and after the offering and other borrowing terms; and

•	the potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our Board of Directors has also considered the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus pursuant to the Stockholder Approval without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by any post-effective amendments, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. We do not expect dilution from this offering to exceed 15%.

In addition, the maximum number of shares issuable below NAV per share that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in this offering, as well as for new investors who participate in this offering. Any sale of common stock at a price below NAV per share results in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Stockholders who do not participate in this offering will experience immediate dilution in an amount that may be material” in this prospectus supplement and “Risk Factors—Risks Related to an Investment in Our Securities” in the accompanying prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of this offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing common stockholders who do not participate in this offering or who do not buy additional shares in the secondary market at the same or lower price we obtain in this offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to this offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of NAV dilution that could be experienced by an existing common stockholder that does not participate in this offering. It is not possible to predict the level of market price decline that may occur. The table below is based upon financial information as of June 30, 2016 except NAV per share, which is based on the midpoint of the estimated range of NAV per share as of October 24, 2016. The following example assumes a sale of 2,500,000 shares of common stock at an assumed public offering price of $8.33 per share, which was the closing price of our common stock on October 24, 2016, with a 4.00% underwriting discount and commission and $240,000 of estimated offering expenses ($0.10 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$8.33	—
Net proceeds per common share to us	—	$7.90	—
Decrease to NAV
Total common shares outstanding	23,344,422	25,844,422	10.71
NAV per common share	$8.10	$8.08	(0.24)
Dilution to Stockholder
Common shares held by common stockholder	23,344	23,344	—
Percentage held by common stockholder	0.10%	0.09%	(9.67)
Total Asset Values
Total NAV held by common stockholder	$189,090	$188,640	(0.24)
Total investment by common stockholder (Assumed to be $8.10 per common share on common shares held prior to sale)	$189,090	$189,090	—
Total dilution to common stockholder (Total NAV less total investment)	—	$(450)	—
Per Share Amounts
NAV per share held by common stockholder	$8.10	$8.08	(0.24)
Investment per share held by common stockholder (Assumed to be $8.10 per common share on common shares held prior to sale)	$8.10	$8.10	—
Dilution per common share held by stockholder (NAV per common share less investment per share)	—	$(0.02)	—
Percentage dilution to common stockholder (Dilution per common share divided by investment per common share)	—	—	(0.24)

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing common stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of this offering, experience accretion in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to this offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of dilution and accretion for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). The table below is shown based upon financial information as of June 30, 2016 except NAV per share, which is based on the midpoint of the estimated range of NAV per share as of October 24, 2016. The following example assumes a sale of 2,500,000 shares of common stock at an assumed public offering price of $8.33 per share, with a 4.00% underwriting discount and commission and $240,000 of estimated offering expenses ($0.10 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

	PRIOR TO SALE BELOW NAV	50% PARTICIPATION		150% PARTICIPATION
		FOLLOWING SALE	% CHANGE	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$8.33	—	$8.33	—
Net Proceeds per common share to issuer	—	$7.90	—	$7.90	—
Decrease to NAV
Total common shares outstanding	23,344,422	25,844,422	10.71	25,844,422	10.71
NAV per common share	$8.10	$8.08	(0.24)	$8.08	(0.24)
Dilution/Accretion to Common Stockholder
Common shares held by stockholder	23,344	24,594	5.35	27,094	16.06
Percentage held by common stockholder	0.10%	0.10%	(4.84)	0.10%	4.84
Total Asset Values
Total NAV held by common stockholder	$189,090	$198,741	5.10	$218,943	15.79
Total investment by common stockholder (Assumed to be $8.10 per common share on common shares held prior to sale)	$189,090	$199,502	5.51	$220,327	16.52
Total dilution to common stockholder (Total NAV less total investment)	—	$(761)	—	$(1,385)	—
Per Common Share Amounts
NAV per common share held by stockholder	$8.10	$8.08	(0.24)	$8.08	(0.24)
Investment per common share held by stockholder (Assumed to be $8.10 per common share on common shares held prior to sale)	$8.10	$8.11	0.14	$8.13	0.39
Dilution per common share held by stockholder (NAV per common share less investment per common share)	—	$(0.03)	—	$(0.05)	—
Percentage dilution to stockholder (Dilution per common share divided by investment per common share)	—	—	(0.38)	—	(0.63)

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in this offering and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same percentage (0.10%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. It is not possible to predict the level of market price decline that may occur. The table below is shown based upon financial information as of June 30, 2016 except NAV per share, which is based on the midpoint of the estimated range of NAV per share as of October 24, 2016. The following example assumes a sale of 2,500,000 shares of common stock at an assumed public offering price of $8.33 per share, with a 4.00% underwriting discount and commission and $240,000 of estimated offering expenses ($0.10 per share, net). The numbers in this table have been rounded to the nearest hundredth of one percent.

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$8.33	—
Net proceeds per common share to issuer	—	$7.90	—
Decrease to NAV
Total common shares outstanding	23,344,422	25,844,422	10.71
NAV per common share	$8.10	$8.08	(0.24)
Accretion to New Investor
Common shares held by new investor	—	2,500	—
Percentage held by new investor	—%	0.01%	—
Total Asset Values
Total NAV held by new investor	—	$20,202	—
Total investment by new investor (At price to public)	—	$20,825	—
Total dilution to new investor (Total NAV less total investment)	—	$(623)	—
Per Common Share Amounts
NAV per common share held by new investor	—	$8.08	—
Investment per share held by new investor (At price to public)	—	$8.33	—
Dilution per common share held by new investor (NAV per common share less investment per common share)	—	$(0.25)	—
Percentage dilution to new investor (accretion per common share divided by investment per common share)	—	—	(2.99)

DISTRIBUTIONS

We currently intend to distribute in the form of cash distributions a minimum of 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, on a quarterly basis to our stockholders in the form of monthly distributions. We intend to retain net long-term capital gains in excess of net short-term losses and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on IRS Form 1099-DIV. There is no assurance that we will maintain our status as a RIC or achieve investment results necessary for any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our distribution reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our distribution reinvestment plan on the stockholder’s behalf. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

SHARE PRICE DATA

Our common stock is traded on the NASDAQ under the symbol “GLAD.” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the high and low sales prices as a percentage of NAV per share and quarterly distributions declared per share for each quarter since October 1, 2013.

		SALES PRICE			(DISCOUNT) OR PREMIUM OF HIGH SALES PRICE TO NAV(2)	(DISCOUNT) OR PREMIUM OF LOW SALES PRICE TO NAV(2)
	NAV(1)	HIGH	LOW	DISTRIBUTIONS DECLARED
Fiscal Year ending September 30, 2014(3)
First Quarter	$10.10	$9.92	$8.60	$0.21	(1.8)%	(14.9)%
Second Quarter	9.79	10.37	9.27	0.21	5.9	(5.3)
Third Quarter	8.62	10.21	9.41	0.21	18.4	9.2
Fourth Quarter	9.51	10.27	8.06	0.21	8.0	(15.2)
Fiscal Year ending September 30, 2015(4)
First Quarter	9.31	9.41	8.02	0.21	1.1	(13.9)
Second Quarter	9.55	9.10	7.25	0.21	(4.7)	(24.1)
Third Quarter	9.49	8.99	7.84	0.21	(5.3)	(17.4)
Fourth Quarter	9.06	9.25	7.58	0.21	2.1	(16.3)
Fiscal Year ending September 30, 2016(5)
First Quarter	8.38	9.09	6.39	0.21	8.5	(23.8)
Second Quarter	7.92	7.59	4.71	0.21	(4.2)	(40.5)
Third Quarter	7.95	7.67	6.80	0.21	(3.5)	(14.5)
Fourth Quarter	*	8.75	7.24	0.21	*	*
Fiscal Year ending September 30, 2017(6)
First Quarter (through October 24, 2016)	*	8.65	8.02	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
(3)	For the fiscal year ended September 30, 2014, common stockholder distributions declared and paid exceeded our accumulated earnings and profits (after taking into account term preferred stock distributions), which resulted in a partial return of capital of approximately $15.2 million, or approximately $0.72 per share. The return of capital for the year ended September 30, 2014 primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.
(4)	For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year.
(5)	The characterization of the common stockholder distributions declared and paid for the fiscal year ended September 30, 2016 will be determined based upon taxable income for the full fiscal year and distributions paid during the full fiscal year.
(6)	The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2017 will be determined at fiscal year-end based upon taxable income for the full fiscal year and distributions paid during the full fiscal year.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

As of October 24, 2016, there were 42 record owners of our common stock. The last reported sales price of our common stock on NASDAQ on October 24, 2016 was $8.33 per share, representing a 2.8% premium to our estimated NAV per share of $8.10, which is based on the midpoint of the estimated range of NAV per share as of October 21, 2016.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011 are derived from our audited consolidated financial statements. The consolidated selected financial data for the nine months ended June 30, 2016 and 2015 are derived from our unaudited consolidated financial statements included in this prospectus supplement. The “other unaudited data” included at the bottom of the table is also unaudited. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement.

	Nine Months Ended June 30,		Year Ended September 30,
	(Dollar amounts in thousands, except per share data)
	2016	2015	2015	2014	2013	2012	2011
Statement of Operations Data:
Total Investment Income	$29,362	$27,884	$38,058	$36,585	$36,154	$40,322	$35,211
Total Expenses, Net of Credits from Adviser	14,778	15,664	20,358	18,217	17,768	21,278	16,799

Net Investment Income	14,584	12,220	17,700	18,368	18,386	19,044	18,412

Net Realized and Unrealized Gain (Loss) on Investments, Borrowings and Other	(23,912)	960	(9,216)	(7,135)	13,833	(27,052)	(39,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,328)	$13,180	$8,484	$11,233	$32,219	$(8,008)	$(21,099)

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.63	$0.58	$0.84	$0.87	$0.88	$0.91	$0.88
Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	(0.40)	0.63	0.40	0.53	1.53	(0.38)	(1.00)
Cash Distributions Declared Per Common Share	0.63	0.63	0.84	0.84	0.84	0.84	0.84
Statement of Assets and Liabilities Data:
Total Assets	$325,550	$369,261	$382,482	$301,429	$295,091	$293,402	$317,624
Net Assets	185,514	200,643	191,444	199,660	205,992	188,564	213,721
Net Asset Value Per Common Share	7.95	9.49	9.06	9.51	9.81	8.98	10.16
Common Shares Outstanding	23,344,422	21,131,622	21,131,622	21,000,160	21,000,160	21,000,160	21,039,242
Weighted Common Shares Outstanding—Basic and Diluted	23,363,952	21,123,202	21,066,844	21,000,160	21,000,160	21,011,123	21,039,242
Senior Securities Data:
Borrowings under Credit Facility, at cost(B)	$73,300	$104,600	$127,300	$36,700	$46,900	$58,800	$99,400
Mandatorily redeemable preferred stock(B)	61,000	61,000	61,000	61,000	38,497	38,497	—
Other Unaudited Data:
Number of Portfolio Companies at Year End	43	46	48	45	47	50	59
Average Size of Portfolio Company Investment at Cost	$8,984	$8,719	$8,547	$7,762	$7,069	$7,300	$6,488
Principal Amount of New Investments	54,300	65,348	102,299	81,731	80,418	45,050	110,903
Proceeds from Loan Repayments and Investments Sold	98,425	28,601	40,273	72,560	117,048	73,857	50,002
Weighted Average Yield on Investments(C)	11.1%	10.8%	10.9%	11.5%	11.6%	11.3%	11.2%
Total Return(D)	(3.04)	(5.40)	2.40	9.62	9.90	41.39	(33.77)

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(C)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year or fiscal period as noted.
(D)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9— Distributions to Common Stockholders to our consolidated financial statements included elsewhere in this prospectus supplement.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two fiscal years ended September 30, 2015 and September 30, 2014 and the first three quarters of the fiscal year ending September 30, 2016. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the entire fiscal year or for any future quarter.

	Year ending September 30, 2016
	Quarter Ended December 31, 2015	Quarter Ended March 31, 2016	Quarter Ended June 30, 2016
	(in thousands, except per share data)
Total investment income	$10,060	$9,456	$9,844
Net investment income	4,759	4,917	4,907
Net increase (decrease) in net assets resulting from operations	(8,704)	(6,139)	5,516
Net increase (decrease) in net assets resulting from operations per weighted average common share (basic and diluted)	$(0.38)	$(0.26)	$0.24

	Year Ended September 30, 2015
	Quarter Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015
	(in thousands, except per share data)
Total investment income	$8,726	$9,223	$9,935	$10,174
Net investment income	3,691	3,693	4,836	5,480
Net increase (decrease) in net assets resulting from operations	331	9,542	3,307	(4,696)
Net increase (decrease) in net assets resulting from operations per weighted average common share (basic and diluted)	$0.02	$0.45	$0.16	$(0.22)

	Year Ended September 30, 2014
	Quarter Ended December 31, 2013	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014
	(in thousands, except per share data)
Total investment income	$8,392	$9,331	$10,180	$8,682
Net investment income	4,410	4,485	5,063	4,410
Net increase (decrease) in net assets resulting from operations	10,506	(2,102)	(20,175)	23,004
Net increase (decrease) in net assets resulting from operations per weighted average common share (basic and diluted)	$0.50	$(0.10)	$(0.96)	$1.09

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We were established for the purpose of investing in debt and equity securities of established private businesses in the U.S. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our primary investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend for our investment portfolio to consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of June 30, 2016, our investment portfolio was made up of approximately 90.2% debt investments and 9.8% equity investments, at cost.

We focus on investing in small and medium-sized middle market private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the business, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital, to finance acquisitions, or recapitalize or refinance their existing debt facilities. We typically avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order that expanded our ability, under certain circumstances, to co-invest with Gladstone Investment Corporation (“Gladstone Investment”) and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser or any combination of the foregoing subject to the conditions in the SEC’s order. We believe this has enhanced and will continue to enhance our ability to further our investment objectives and strategies.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Additionally, since February 2011, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Our shares of common stock and 6.75% Series 2021 Term Preferred Stock (our “Series 2021 Term Preferred Stock”) are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GLAD” and “GLADO,” respectively.

Business

Portfolio and Investment Activity

During the nine months ended June 30, 2016, we invested $54.3 million in five new portfolio companies and extended $5.6 million of investments to existing portfolio companies. In addition, during the nine months ended June 30, 2016, we exited 10 portfolio companies through sales and early payoffs. We received a total of $98.4 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the nine months ended June 30, 2016. This activity resulted in a net reduction in our overall portfolio of five portfolio companies to 43 and a net decrease of 5.8% in our portfolio at cost since September 30, 2015. Our continued focus throughout 2016 will be to rebuild our investment portfolio by making new investments and to exit challenged and non-strategic investments in our portfolio in an orderly manner over the next several quarters. Since our initial public offering in August 2001, we have made 423 different loans to, or investments in, 201 companies for a total of approximately $1.5 billion, before giving effect to principal repayments on investments and divestitures.

During the nine months ended June 30, 2016, the following significant transactions occurred:

•	In October 2015, Allison Publications, LLC paid off at par for proceeds of $8.2 million.

•	In October 2015, we sold our investment in Funko, LLC (“Funko”), which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $16.9 million. In connection with the sale, we received net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, receivables of $3.1 million, recorded within other assets, net on the accompanying Consolidated Statement of Assets and Liabilities, and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability for the net unrealized built-in gain of $9.8 million that was realized upon the sale, of which $6.3 million has been subsequently paid. The remaining tax liability of $3.5 million is included within other liabilities on the accompanying Consolidated Statement of Assets and Liabilities as of June 30, 2016.

•	In October 2015, Ameriqual Group, LLC paid off at par for proceeds of $7.4 million.

•	In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

•	In November 2015, we restructured our investment in Legend Communications of Wyoming, LLC (“Legend”) resulting in a $2.7 million pay down on the existing loan and a new $3.8 million investment in Drumcree, LLC, which is listed separately on the accompanying Consolidated Statement of Investments as of December 31, 2015. In March 2016, Legend paid off at par for proceeds of $4.0 million.

•	In December 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland was on non-accrual status at the time of the sale.

•	In January 2016, we invested $8.5 million in LCR Contractors, Inc. through secured first lien debt.

•	In February 2016, our investment in Targus Group International, Inc. (“Targus”) was restructured, which resulted in a realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Statement of Investments as of June 30, 2016.

•	In March 2016, we invested $10.0 million in Travel Sentry, Inc. through secured first lien debt.

•	In March 2016, J. America paid off at par for proceeds of $5.1 million.

•	In April 2016, we received net proceeds of $8.0 million related to the sale of Ashland Acquisition LLC, which resulted in a realized gain of approximately $0.1 million.

•	In May 2016, we invested $2.0 million in Netsmart Technologies, Inc. through secured second lien debt.

•	In June 2016, we invested $30.0 million in IA Tech, LLC through secured first lien debt.

•	In June 2016, Vision Solutions, Inc. paid off at par for proceeds of $8.0 million.

•	In June 2016, GTCR Valor Companies, Inc. paid off at par for proceeds of $3.0 million.

Refer to Note 13—Subsequent Events in the accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for portfolio activity occurring subsequent to June 30, 2016.

Capital Raising

We issued shares of our common stock in an overnight offering in October 2015 with the overallotment closing in November 2015 at a public offering price of $8.55 per share, which was below the then current net asset value (“NAV”) of $9.06 per share. The resulting proceeds, in part, provided us with additional equity capital to help ensure continued compliance with regulatory tests and will allow us to grow the portfolio and generate additional income through new investments. Refer to “Liquidity and Capital Resources — Equity — Common Stock” for further discussion of our common stock offerings.

Although we were able to access the capital markets over the last year, uncertain market conditions continue to affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. The current volatility in the credit market and the uncertainty surrounding the U.S. economy have led to significant stock market fluctuations, particularly with respect to the stock of financial services companies like ours. During times of increased price volatility, our common stock may be more likely to continue to trade at a price below our NAV per share, which is not uncommon for BDCs like us.

On August 2, 2016, the closing market price of our common stock was $7.91, a 0.5% discount to our June 30, 2016 NAV per share of $7.95. When our stock trades below NAV per common share, as it has consistently traded over the last several years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 11, 2016, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our board of directors (our “Board of Directors”) makes certain determinations prior to any such sale.

Regulatory Compliance

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act that may further constrain our ability to access the capital markets. To qualify to be taxed as a RIC, we must distribute on an annual basis at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act that require us to have an asset coverage ratio (as defined in Section 18 of the 1940 Act) of at least 200% on our “senior securities representing indebtedness” and our “senior securities that are stock.”

We expect that, given these regulatory and contractual constraints in combination with current market conditions, the debt and equity capital available may be limited in the near term. However, we believe that the recent amendments to our Credit Facility to decrease the interest rate on advances and extend its revolving period end date until 2019, and our syndication and expansion of our Credit Facility in June 2015 has increased our ability to make investments in middle market businesses that we believe will help us achieve attractive long-term returns for our stockholders.

Recent Developments

Registration Statement

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 18, 2015, and subsequently filed Pre-Effective Amendment No. 1 on March 17, 2016 and Pre-Effective Amendment No. 2 on March 29, 2016, which the SEC declared effective on March 29, 2016. Our Registration Statement registered an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. No securities have been issued under the registration statement as of June 30, 2016.

Common Stock Share Repurchase Program

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during open trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and amounts of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. The repurchase program does not obligate us to acquire any particular number of shares of common stock. The termination date is the earlier of repurchasing the total authorized amount of $7.5 million or January 31, 2017. During the three months ended June 30, 2016, we repurchased 41,414 shares of our common stock at an average share price of $6.95, resulting in gross purchases of $0.3 million. During the nine months ended June 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in gross purchases of $0.6 million.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended June 30, 2016, to the Three Months Ended June 30, 2015

	Three Months Ended June 30,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income, net	$8,253	$9,107	$(854)	(9.4)%
Other income	1,591	828	763	92.1

Total investment income	9,844	9,935	(91)	(0.9)
EXPENSES
Base management fee	1,369	1,859	(490)	(26.4)
Loan servicing fee	896	1,015	(119)	(11.7)
Incentive fee	1,187	1,021	166	16.3
Administration fee	287	235	52	22.1
Interest expense on borrowings	648	1,033	(385)	(37.3)
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029	—	—
Amortization of deferred financing fees	273	253	20	7.9
Other expenses	640	537	103	19.2

Expenses, before credits from Adviser	6,329	6,982	(653)	(9.4)
Credit to base management fee—loan servicing fee	(896)	(1,015)	119	11.7
Credits to fees from Adviser—other	(496)	(868)	372	42.9

Total expenses, net of credits	4,937	5,099	(162)	(3.2)

NET INVESTMENT INCOME	4,907	4,836	71	1.5

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(84)	(1,143)	1,059	92.7
Net realized gain on other	—	68	(68)	(100.0)
Net unrealized appreciation (depreciation) of investments	693	(1,147)	1,840	NM
Net unrealized depreciation of other	—	693	(693)	(100.0)

Net gain (loss) from investments and other	609	(1,529)	2,138	NM

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,516	$3,307	$2,209	66.8%

NM = Not Meaningful

Investment Income

Total investment income decreased slightly by 0.9% for the three months ended June 30, 2016, as compared to the prior year period. This decrease was primarily due to a decrease in interest income, which resulted from a decrease in the size of our interest-bearing portfolio for the three months ended June 30, 2016 as compared to the prior year period, partially offset by an increase in other income.

Interest income, net decreased by 9.4% for the three months ended June 30, 2016, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended June 30, 2016, was $303.6 million, compared to $330.6 million for the prior year period, a decrease of 8.2%. This decrease was due primarily to exits that occurred during the first quarter of fiscal year 2016. The weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments which decreased to 10.9% for the three months ended June 30, 2016, compared to 11.1% for the three months ended June 30, 2015, inclusive of any allowances on interest receivables made during those periods.

As of June 30, 2016, two portfolio companies were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.5 million, or 7.5% of the cost basis of all debt investments in our portfolio. As of June 30, 2015, four portfolio companies were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $49.2 million, or 13.4%, of the cost basis of all debt investments in our portfolio.

For the three months ended June 30, 2016, other income increased by 92.1% as compared to the prior year period. For the three months ended June 30, 2016, other income consisted primarily of $1.5 million in success fees recognized and $0.1 million in prepayment fees received. Other income for the three months ended June 30, 2015, consisted primarily of $0.5 million in dividend income received and $0.3 million in success fees recognized.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of June 30, 2016		Three Months Ended June 30, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
IA Tech, LLC(A)	$30,000	9.7%	$40	0.4%
RBC Acquisition Corp.	22,090	7.2	658	6.7
WadeCo Specialties, Inc.	19,630	6.4	528	5.4
United Flexible, Inc.	17,304	5.6	556	5.6
Lignetics, Inc.	15,499	5.0	425	4.3

Subtotal—five largest investments	104,523	33.9	2,207	22.4
Other portfolio companies	203,703	66.1	7,637	77.6

Total Investment Portfolio	$308,226	100.0%	$9,844	100.0%

	As of June 30, 2015		Three Months Ended June 30, 2015
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
Funko, LLC(B)	$31,221	9.0%	$444	4.5%
RBC Acquisition Group	22,416	6.5	633	6.4
WadeCo Specialties, Inc.	22,173	6.4	527	5.3
Francis Drilling Fluids, Ltd.	21,708	6.2	617	6.2
United Flexible, Inc.(A)	21,335	6.1	487	4.9

Subtotal—five largest investments	118,853	34.2	2,708	27.3
Other portfolio companies	228,363	65.8	7,226	72.7
Other non-portfolio company revenue	—	—	1	—

Total Investment Portfolio	$347,216	100.0%	$9,935	100.0%

(A)	New investment during the applicable period.
(B)	Investment exited subsequent to June 30, 2015.

Expenses

Expenses, net of any voluntary, irrevocable and non-contractual credits to fees from the Adviser, decreased by 3.2% for the three months ended June 30, 2016, as compared to the prior year period. This decrease was primarily due to a decrease in interest expense on borrowings and a decrease in net base management fees, partially offset by an increase in net incentive fee and other expenses.

Interest expense on borrowings decreased by $0.4 million, or 37.3%, during the three months ended June 30, 2016, as compared to the prior year period, due primarily to a decrease in the borrowings outstanding under our Credit Facility during the period due to the sales and payoffs discussed above. The weighted average balance outstanding under our Credit Facility during the three months ended June 30, 2016, was $52.5 million, as compared to $109.8 million in the prior year period, a decrease of 52.2%.

Net base management fee earned by the Adviser decreased by $0.7 million, or 14.3%, during the three months ended June 30, 2016, as compared to the prior year period, resulting from a decrease in the average total assets outstanding. Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit of $0.2 million from the Adviser to reduce the income-based incentive fee to the extent net investment income for the quarter ended June 30, 2016 did not cover 100.0% of the distributions to common stockholders during the period. The credit granted for the quarter ended June 30, 2015, was $0.8 million.

The base management, loan servicing and incentive fees, and associated unconditional, non-contractual, and irrevocable voluntary credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the notes accompanying our Consolidated Financial Statements included elsewhere in this prospectus supplement and are summarized in the following table:

	Three Months Ended June 30,
	2016	2015
Average total assets subject to base management fee(A)	$312,914	$371,800
Multiplied by prorated annual base management fee of 1.75%—2.0%	0.4375%	0.5%

Base management fee(B)	$1,369	$1,859
Portfolio company fee credit	(319)	(73)
Senior syndicated loan fee credit	(17)	(41)

Net Base Management Fee	$1,033	$1,745

Loan servicing fee(B)	896	1,015
Credit to base management fee—loan servicing fee(B)	(896)	(1,015)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,187	1,021
Incentive fee credit	(160)	(754)

Net Incentive Fee	$1,027	$267

Portfolio company fee credit	(319)	(73)
Senior syndicated loan fee credit	(17)	(41)
Incentive fee credit	(160)	(754)

Credits to Fees From Adviser—other(B)	$(496)	$(868)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our Consolidated Statements of Operations included elsewhere in this prospectus supplement.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

We had no significant realized gains (losses) on investments for the three months ended June 30, 2016. For the three months ended June 30, 2015, we recorded a net realized loss on investments of $1.1 million, which resulted primarily from the exit of our investment in Sunburst during the three months ended June 30, 2015.

Net Unrealized Appreciation (Depreciation) of Investments

During the three months ended June 30, 2016, we recorded net unrealized appreciation of investments of $0.7 million. The realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2016, were as follows:

	Three Months Ended June 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Southern Petroleum Laboratories, Inc.	$—	$1,906	$—	$1,906
RBC Acquisition Corp.	—	1,232	—	1,232
Vision Solutions, Inc.	—	777	—	777
Westland Technologies, Inc.	—	683	—	683
Flight Fit N Fun LLC	—	633	—	633
Precision Acquisition Group Holdings, Inc.	—	597	—	597
Behrens Manufacturing, LLC	—	588	—	588
Vitera Healthcare Solutions, LLC	—	449	—	449
Vertellus Specialties Inc.	—	368	—	368
Targus Cayman HoldCo, Ltd.	—	(338)	—	(338)
SourceHOV, LLC	—	(358)	—	(358)
Ashland Acquisitions, LLC	72	—	(572)	(500)
New Trident Holdcorp, Inc.	—	(600)	—	(600)
Lignetics, Inc.	—	(622)	—	(622)
Sunshine Media Holdings	—	(1,301)	—	(1,301)
LWO Acquisitions Company LLC	—	(1,478)	—	(1,478)
Francis Drilling Fluids, Ltd.	—	(1,565)	—	(1,565)
Other, net (<$250)	(156)	294	—	138

Total:	$(84)	$1,265	$(572)	$609

The primary driver of net unrealized appreciation of $0.7 million for the three months ended June 30, 2016, was an improvement in the performance of certain portfolio companies and an increase in comparable multiples used to estimate the fair value of our investments, which more than offset the decreased performance of several of our portfolio companies.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2015, were as follows:

	Three Months Ended June 30, 2015
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$6,213	$—	$6,213
Sunburst Media – Louisiana, LLC	(1,333)	—	2,295	962
Francis Drilling Fluids, Ltd.	—	735	—	735
Ameriqual Group, LLC	—	727	—	727
Southern Petroleum Laboratories, Inc.	—	661	—	661
Precision Acquisition Group Holdings, Inc.	—	461	—	461
WadeCo Specialties, Inc.	—	458	—	458
Sunshine Media Holdings	—	332	—	332
LWO Acquisitions Company LLC	—	311	—	311
AG Transportation Holdings, LLC	—	301	—	301
Behrens Manufacturing, LLC	—	294	—	294
Vertellus Specialties, Inc.	—	254	—	254
PLATO Learning, Inc.	—	(301)	—	(301)
Leeds Novamark Capital I, L.P.	—	(309)	—	(309)
FedCap Partners, LLC	—	(350)	—	(350)
SourceHOV LLC	—	(407)	—	(407)
GFRC Holdings, LLC	—	(425)	—	(425)
Meridian Rack & Pinion, Inc.	—	(531)	—	(531)
Alloy Die Casting Co.	—	(583)	—	(583)
Saunders & Associates	—	(1,036)	—	(1,036)
Edge Adhesive Holdings, Inc.	—	(1,409)	—	(1,409)
Defiance Integrated Technologies, Inc.	—	(1,491)	—	(1,491)
B+T Group Acquisition Inc.	—	(1,992)	—	(1,992)
RBC Acquisition Corp.	—	(5,867)	—	(5,867)
Other, net (<$250)	258	651	(139)	770

Total:	$(1,075)	$(3,303)	$2,156	$(2,222)

The largest driver of our net unrealized depreciation for the three months ended June 30, 2015, excluding reversals, was a decline in financial and operational performance on several portfolio companies, most notably RBC Acquisition Corp. (“RBC”) of $5.9 million. This depreciation was partially offset by the improvement in financial and operational performance and the increase in comparable multiples used in the valuation of Funko of $6.2 million.

Net Unrealized Depreciation of Other

During the three months ended June 30, 2015, we recorded $0.7 million of net unrealized depreciation on our Credit Facility recorded at fair value whereas no such amounts were incurred in the current period.

Comparison of the Nine Months Ended June 30, 2016, to the Nine Months Ended June 30, 2015

	For the Nine Months Ended June 30,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income, net	$26,107	$25,495	$612	2.4%
Other income	3,255	2,389	866	36.2

Total investment income	29,362	27,884	1,478	5.3

EXPENSES
Base management fee	4,258	5,257	(999)	(19.0)
Loan servicing fee	2,876	2,802	74	2.6
Incentive fee	3,369	2,866	503	17.6
Administration fee	900	784	116	14.8
Interest expense on borrowings	2,066	2,735	(669)	(24.5)
Dividend expense on mandatorily redeemable preferred stock	3,088	3,087	1	0.0
Amortization of deferred financing fees	802	857	(55)	(6.4)
Other expenses	2,031	1,792	239	13.3

Expenses, before credits from Adviser	19,390	20,180	(790)	(3.9)
Credits to base management fee – loan servicing fee	(2,876)	(2,802)	(74)	2.6
Credits to fees from Adviser – other	(1,736)	(1,714)	(22)	1.3

Total expenses, net of credits	14,778	15,664	(886)	(5.7)

NET INVESTMENT INCOME	14,584	12,220	2,364	19.3

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	9,837	(14,024)	23,861	NM
Net realized loss on other	(64)	(491)	427	87.0
Net unrealized (depreciation) appreciation of investments	(33,747)	14,162	(47,909)	NM
Net unrealized depreciation of other	62	1,313	(1,251)	(95.3)

Net (loss) gain from investments and other	(23,912)	960	(24,872)	(2,591)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,328)	$13,180	$(22,508)	(171)%

NM = Not Meaningful

Investment Income

Total investment income increased by 5.3% for the nine months ended June 30, 2016, as compared to the prior year period driven by increases in other income and interest income.

Interest income, net increased by 2.4% for the nine months ended June 30, 2016, as compared to the prior year period. The increase in interest income was primarily driven by a reserve recorded on certain interest receivables totaling $0.9 million during the prior year period, which reduced interest income for the nine months ended June 30, 2015. There was no reserve recorded during the nine months ended June 30, 2016. The weighted average principal balance of our interest-bearing investment portfolio was relatively flat when comparing the current and prior year period at $313.5 million during the nine months ended June 30, 2016, compared to $315.8 million for the prior year period. The weighted average yield on our interest-bearing investment portfolio increased to 11.1% for the nine months ended June 30, 2016, compared to 10.8% for the nine months ended June 30, 2015, inclusive of any allowances on interest receivables made during those periods.

Other income increased by 36.2% during the nine months ended June 30, 2016, as compared to the prior year period. For the nine months ended June 30, 2016, other income consisted primarily of $2.8 million in success fees recognized, $0.3 million in dividend income received, and $0.2 million in prepayment fees received. For the nine months ended June 30, 2015, other income consisted primarily of $1.7 million in success fees recognized and $0.6 million in dividend income.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of June 30, 2016		Nine Months Ended June 30, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
IA Tech, LLC(A)	$30,000	9.7%	$40	0.1%
RBC Acquisition Corp.	22,090	7.2	2,159	7.3
WadeCo Specialties, Inc.	19,630	6.4	1,563	5.3
United Flexible, Inc.	17,304	5.6	1,544	5.3
Lignetics, Inc.	15,499	5.0	1,279	4.4

Subtotal—five largest investments	104,523	33.9	6,585	22.4
Other portfolio companies	203,703	66.1	22,777	77.6

Total Investment Portfolio	$308,226	100.0%	$29,362	100.0%

	As of June 30, 2015		Nine Months Ended June 30, 2015
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
Funko, LLC(B)	$31,221	9.0%	$914	3.3%
RBC Acquisition Group	22,416	6.5	1,543	5.5
WadeCo Specialties, Inc.	22,173	6.4	1,368	4.9
Francis Drilling Fluids, Ltd.	21,708	6.2	2,301	8.3
United Flexible, Inc.(A)	21,335	6.1	749	2.7

Subtotal—five largest investments	118,853	34.2	6,875	24.7
Other portfolio companies	228,363	65.8	21,005	75.3
Other non-portfolio company revenue	—	—	4	—

Total Investment Portfolio	$347,216	100.0%	$27,884	100.0%

(A)	New investment during the applicable period.
(B)	Investment exited subsequent to June 30, 2015.

Expenses

Expenses, net of any voluntary, irrevocable and non-contractual credits to fees from the Adviser, decreased for the nine months ended June 30, 2016, by 5.7%, as compared to the prior year period. This decrease was primarily due to a decrease in interest expense on borrowings and a decrease in net base management fee, partially offset by an increase in net incentive fee and an increase in other expenses.

Interest expense decreased by $0.7 million, or 24.5%, during the nine months ended June 30, 2016, as compared to the prior year period, primarily due to decreased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding under our Credit Facility during the nine months ended June 30, 2016, was approximately $59.8 million, as compared to $84.7 million in the prior year period, a decrease of 29.4%.

Net base management fee earned by the Adviser decreased by $0.7 million, or 15.5%, during the nine months ended June 30, 2016, as compared to the prior year period, resulting from a decrease in the average total assets outstanding. Our Board of Directors accepted unconditional, non-contractual and irrevocable voluntary credits totaling $1.1 million from the Adviser to reduce the income-based incentive fee to the extent that net investment income did not cover 100.0% of the distributions to common stockholders during the nine months ended June 30, 2016. The credits granted during the nine months ended June 30, 2015 totaled $0.8 million. Base management, loan servicing and incentive fees and associated unconditional, non-contractual, and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4—Related Party Transactions of the notes accompanying our Consolidated Financial Statements included elsewhere in this prospectus supplement and are summarized in the following table:

	Nine Months Ended June 30,
	2016	2015
Average total assets subject to base management fee(A)	$324,419	$350,450
Multiplied by prorated annual base management fee of 1.75-2.0%	1.3125%	1.5%

Base management fee(B)	$4,258	$5,257
Portfolio company fee credit	(553)	(840)
Senior syndicated loan fee credit	(73)	(120)

Net Base Management Fee	$3,632	$4,297

Loan servicing fee(B)	2,876	2,802
Credits to base management fee—loan servicing fee(B)	(2,876)	(2,802)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	3,369	2,866
Incentive fee credit	(1,110)	(754)

Net Incentive Fee	$2,259	$2,112

Portfolio company fee credit	(553)	(840)
Senior syndicated loan fee credit	(73)	(120)
Incentive fee credit	(1,110)	(754)

Credit to Fees From Adviser—other(B)	$(1,736)	$(1,714)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our Consolidated Statements of Operations included elsewhere in this prospectus supplement.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

For the nine months ended June 30, 2016, we recorded a net realized gain on investments of $9.8 million, which resulted primarily from a realized gain of $16.9 million from the sale of Funko, partially offset by a realized loss of $5.5 million recognized from the restructure of Targus and a realized loss of $2.4 million from our sale of Heartland during the period.

For the nine months ended June 30, 2015, we recorded a net realized loss on investments of $14.5 million, which primarily consisted of realized losses of $15.8 million resulting from the sales of Midwest Metal and Sunburst Media-Louisiana, LLC (“Sunburst”) during the period. This was partially offset by a realized gain of $1.6 million related to the early payoff of North American Aircraft Services, LLC (“NAAS”).

Net Unrealized Appreciation (Depreciation) of Investments

During the nine months ended June 30, 2016, we recorded net unrealized depreciation of investments of $33.7 million. The net realized gain (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended June 30, 2016, were as follows:

	Nine Months Ended June 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Legend Communications of Wyoming, LLC	$—	$2,857	$27	$2,884
Behrens Manufacturing, LLC	—	2,008	—	2,008
Funko, LLC	16,887	66	(16,009)	944
Southern Petroleum Laboratories, Inc.	—	871	—	871
Westland Technologies, Inc.	—	622	—	622
J. America, Inc.	—	482	—	482
Triple H Food Processors	—	450	—	450
Mikawaya	—	(282)	—	(282)
Ashland Acquisitions, LLC	72	183	(572)	(317)
United Flexible, Inc.	—	(329)	—	(329)
FedCap Partners, LLC	—	(381)	—	(381)
Vitera Healthcare Solutions, LLC	—	(475)	—	(475)
New Trident Holdcorp, Inc.	—	(561)	—	(561)
Lignetics, Inc.	—	(573)	—	(573)
AG Transportation Holdings, LLC	—	(584)	—	(584)
Vertellus Specialties Inc.	—	(882)	—	(882)
Vision Government Solutions, Inc.	—	(986)	—	(986)
WadeCo Specialties, Inc.	—	(1,082)	—	(1,082)
Precision Acquisition Group Holdings, Inc.	—	(1,282)	—	(1,282)
SourceHOV LLC	—	(1,722)	—	(1,722)
RBC Acquisition Corp.	1,207	(3,183)	—	(1,976)
Sunshine Media Holdings	—	(2,593)	—	(2,593)
LWO Acquisitions Company LLC	—	(3,474)	—	(3,474)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,530)	4,198	(3,832)
Defiance Integrated Technologies, Inc.	—	(4,348)	—	(4,348)
Francis Drilling Fluids, Ltd.	—	(5,840)	—	(5,840)
Other, net (<$250)	(2,829)	(727)	2,904	(652)

Total:	$9,837	$(24,295)	$(9,452)	$(23,910)

The largest driver of our net unrealized depreciation for the nine months ended June 30, 2016 was derived from a decline in financial and operation performance of certain portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably Francis Drilling Fluids, Ltd. (“FDF”) of $5.8 million and Defiance Integrated Technologies, Inc. (“Defiance”) of $4.3 million. The change was also driven by the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko upon exit. This depreciation was partially offset by the unrealized appreciation resulting from an increase in performance on certain portfolio companies, most notably Behrens Manufacturing, LLC of $2.9 million and the reversal of $4.1 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

The net realized gain (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended June 30, 2015, were as follows:

	Nine Months Ended June 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$15,858	$—	$15,858
Precision Acquisition Group Holdings, Inc.	—	3,392	—	3,392
Sunburst Media – Louisiana, LLC	(1,333)	2,130	2,295	3,092
Ameriqual Group, LLC	—	708	—	708
Behrens Manufacturing, LLC	—	608	—	608
Midwest Metal Distribution, Inc.	(14,980)	—	15,578	598
Southern Petroleum Laboratories, Inc.	—	501	—	501
Sunshine Media Holdings	—	421	—	421
Ashland Acquisitions, LLC	—	405	—	405
AG Transportation Holdings, LLC	—	395	—	395
Westland Technologies, Inc.	—	385	—	385
Heartland Communications Group	—	347	—	347
Defiance Integrated Technologies, Inc.	—	(355)	—	(355)
SourceHOV LLC	—	(416)	—	(416)
FedCap Partners, LLC	—	(507)	—	(507)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
WadeCo. Specialties, Inc.	—	(649)	—	(649)
Targus Group International, Inc.	—	(702)	—	(702)
Meridian Rack & Pinion, Inc.	—	(759)	—	(759)
Francis Drilling Fluids, Ltd.	—	(795)	—	(795)
B+T Group Acquisition Inc.	—	(1,828)	—	(1,828)
Edge Adhesives Holdings, Inc.	—	(2,170)	—	(2,170)
Saunders & Associates	—	(3,255)	—	(3,255)
PLATO Learning, Inc.	—	(3,558)	—	(3,558)
GFRC Holdings, LLC	—	(5,308)	—	(5,308)
RBC Acquisition Corp.	—	(5,867)	—	(5,867)
Other, net (<$250)	220	(337)	(139)	(256)

Total:	$(14,515)	$(1,356)	$15,518	$(353)

The largest driver of our net unrealized depreciation (excluding reversals) for the nine months ended June 30, 2015, was due to incremental declines in the financial and operational performance of certain portfolio companies, most notably RBC of $5.9 million, GFRC Holdings, LLC (“GFRC”) of $5.3 million, Plato Learning, Inc. of $3.6 million and Saunders & Associates (“Saunders”) of $3.3 million. Partially offsetting this net unrealized depreciation for the nine months ended June 30, 2015, was the unrealized appreciation of Funko of $15.9 million due to improvements in financial and operation performance and the increase in comparable multiples used in the valuation.

Net Realized Loss on Other

During the nine months ended June 30, 2016, we recorded a net realized loss of $0.1 million, due to the expiration of our interest rate cap agreement in January 2016. For the nine months ended June 30, 2015, we recorded a net realized loss on other of $0.5 million resulting primarily from unearned escrows on the previous sale of Midwest Metal Distribution, Inc. (“Midwest Metal”) during the three months ended December 31, 2014.

Net Unrealized Depreciation of Other

During the nine months ended June 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016. During the nine months ended June 30, 2015, we recorded $1.3 million of net unrealized depreciation on our Credit Facility recorded at fair value whereas no such amounts were incurred in the current period.

Comparison of the Year Ended September 30, 2015 to the Year Ended September 30, 2014

	For the Year Ended September 30,
	2015	2014	$ Change	%Change
INVESTMENT INCOME
Interest income	$34,895	$32,170	$2,725	8.5%
Other income	3,163	4,415	(1,252)	(28.4)

Total investment income	38,058	36,585	1,473	4.0

EXPENSES
Base management fee	6,888	5,864	1,024	17.5
Loan servicing fee	3,816	3,503	313	8.9
Incentive fee	4,083	4,297	(214)	(5.0)
Administration fee	1,033	853	180	21.1
Interest expense on borrowings	3,828	2,628	1,200	45.7
Dividend expense on mandatorily redeemable preferred stock	4,116	3,338	778	23.3
Amortization of deferred financing fees	1,106	1,247	(141)	(11.3)
Other expenses	2,188	2,084	104	5.0

Expenses, before credits from Adviser	27,058	23,814	3,244	13.6
Credit to base management fee—loan servicing fee	(3,816)	(3,503)	(313)	(8.9)
Credit to fees from Adviser—other	(2,884)	(2,094)	(790)	(37.7)

Total expenses, net of credits	20,358	18,217	2,141	11.8

NET INVESTMENT INCOME	17,700	18,368	(668)	(3.6)

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments and escrows	(34,176)	(12,113)	(22,063)	(182.1)
Net realized loss on extinguishment of debt	—	(1,297)	1,297	NM
Net unrealized appreciation of investments	23,647	7,389	16,258	220.0
Net unrealized depreciation (appreciation) of other	1,313	(1,114)	2,427	217.9

Net loss from investments, escrows and other	(9,216)	(7,135)	(2,081)	(29.2)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,484	$11,233	$(2,749)	(24.5)%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.87	$(0.03)	(25.2)%

Net increase in net assets resulting from operations	$0.40	$0.53	$(0.13)	(3.4)%

NM = Not Meaningful

Investment Income

Total interest income increased by 8.5% for the year ended September 30, 2015, as compared to the prior year period. This increase was due primarily to the funding of several new investments during the period, partially offset by several early payoffs at par during the prior year. The level of interest income on our investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the year, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2015, was $319.1 million, compared to $280.4 million for the prior year, an increase of $38.7 million, or 13.8%. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments for the year ended

September 30, 2015 was 10.9% compared to 11.5% for the year ended September 30, 2014, inclusive of any allowances on interest receivables made during those periods.

As of September 30, 2015, two portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio. During the quarter ended December 31, 2014, we sold our investment in Midwest Metal, which had been on non-accrual status. Effective January 1, 2015, we placed GFRC on non-accrual status and restored two tranches of Sunshine Media Holdings (“Sunshine”) debt to accrual status and effective April 1, 2015, we placed Saunders on non-accrual status. During the quarter ended September 30, 2015, we sold our investment in Saunders which was on non-accrual and restructured our investment in GFRC and restored it to accrual status. As of September 30, 2014, three portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $51.4 million, or 16.1%, of the cost basis of all debt investments in our portfolio. Effective January 1, 2014, we placed Heartland on non-accrual status and effective June 1, 2014 we placed Midwest Metal on non-accrual status. During the quarter ended December 31, 2013, we sold our investment in LocalTel, LLC (“LocalTel”), which had been on non-accrual status. See “Overview—Business—Portfolio and Investment Activity” for more information.

For the year ended September 30, 2015, other income consisted primarily of $0.6 million in success fees related to the early payoff of NAAS at a realized gain, $0.8 million in success fees prepaid by Defiance, $0.5 million in dividend income received from Funko, $0.3 million in success fees prepaid by FDF, $0.3 million in dividend income and prepaid success fees from Southern Petroleum Laboratories, Inc. (“SPL”), $0.3 million in settlement fees received from Sunburst, $0.2 million in dividend income received from FDF and $0.2 million of success fees received related to our sale of substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”) in September 2013. For the year ended September 30, 2014, other income consisted primarily of $0.7 million in dividend income received from FedCap Partners, LLC (“FedCap”), $0.5 million in success fees received related to the early payoff of Thibaut Acquisition Co. (“Thibaut”) at par, $0.4 million in legal settlement proceeds received related to a portfolio company previously sold, $0.8 million in aggregate of prepaid success fees, dividend income and other fees received from FDF, $0.1 million in prepayment fees received from Pop Radio, LLC (“POP”), an aggregate of $0.3 million in prepayment fees from the early payoff of five syndicate investments at par and $1.4 million in success fees received related to our sale of substantially all of the assets of Lindmark in 2013.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2015		Year Ended September 30, 2015
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Funko, LLC	$26,814	7.3%	$1,385	3.6%
WadeCo Specialties, Inc.	21,920	6.0	1,896	5.0
RBC Acquisition Corp.	20,617	5.6	2,343	6.2
United Flexible, Inc.(A)	20,355	5.6	1,226	3.2
Francis Drilling Fluids, Ltd.	19,928	5.5	2,946	7.7

Subtotal—five largest investments	109,634	30.0	9,796	25.7
Other portfolio companies	256,257	70.0	28,257	74.3
Other non-portfolio company income	—	—	5	—

Total Investment Portfolio	$365,891	100.0%	$38,058	100.0%

	As of September 30, 2014		Year Ended September 30, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$28,283	10.1%	$2,879	7.9%
Francis Drilling Fluids, Ltd.	22,837	8.1	2,847	7.8
J. America, Inc.(A)	16,648	5.9	1,444	4.0
Funko, LLC	13,508	4.8	1,100	3.0
Defiance Integrated Technologies, Inc.	13,006	4.6	743	2.0

Subtotal—five largest investments	94,282	33.5	9,013	24.7
Other portfolio companies	187,004	66.5	27,557	75.3
Other non-portfolio company income	—	—	15	—

Total Investment Portfolio	$281,286	100.0%	$36,585	100.0%

(A)	- New investment during applicable period.

Expenses

Expenses, net of credits from the Adviser, increased for the year ended September 30, 2015, by 11.8% as compared to the prior year. This increase was primarily due to increases in our net base management fees to the Advisor, interest expense on borrowings, and dividend expense on our mandatorily redeemable preferred stock, partially offset by a decrease in the net incentive fee to the Adviser.

Interest expense increased by $1.2 million, or 45.7%, during the year ended September 30, 2015, as compared to the prior year, primarily due to increased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2015, was approximately $92.5 million, as compared to $41.9 million in the prior year period, an increase of 120.9%. This was partially offset by lower average borrowing rates on our Credit Facility. The weighted average borrowing rate during the year ended September 30, 2015, was approximately 4.1% compared to 6.3% in the prior year period, a decrease of 34.9%.

The increase of $0.8 million, or 23.3%, in dividend expense on our mandatorily redeemable preferred stock during the year ended September 30, 2015, as compared to the prior year, was primarily due to the higher monthly distribution amount on our Series 2021 Term Preferred Stock, which was issued in May 2014, and which was partially offset by the voluntary redemption of our Series 2016 Term Preferred Stock, which was issued in November 2011 and redeemed in May 2014. Refer to “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our term preferred stock.

The increase of $0.4 million in the net base management fee earned by the Adviser during the year ended September 30, 2015, as compared to the prior year, was due primarily to an increase in the average total assets outstanding as a result of the net growth in our investment portfolio during the period. This was partially offset by a decrease in the annual base management fee from 2.0% to 1.75% effective July 1, 2015. The base management, loan servicing and incentive fees and associated unconditional, non-contractual, and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” and “Loan Servicing Fee Pursuant to Credit Agreement” in Note 4 of the notes to our Condensed Consolidated Financial Statements in the accompanying prospectus and are summarized in the following table:

	Year Ended September 30,
	2015	2014
Average total assets subject to base management fee(A)	$355,510	$293,200
Multiplied by annual base management fee of 1.75%—2.0%	1.75% - 2.0%	2.0%

Base management fee(B)	6,888	5,864
Portfolio fee credit	(1,399)	(797)
Senior syndicated loan fee credit	(118)	(117)

Net Base Management Fee	$5,371	$4,950

Loan servicing fee(B)	$3,816	$3,503
Credit to base management fee—loan servicing fee(B)	(3,816)	(3,503)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,083	$4,297
Incentive fee credit	(1,367)	(1,180)

Net Incentive Fee	$2,716	$3,117

Portfolio fee credit	$(1,399)	$(797)
Senior syndicated loan fee credit	(118)	(117)
Incentive fee credit	(1,367)	(1,180)

Credit to Fees from Adviser—Other(B)	$(2,884)	$(2,094)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our Consolidated Statement of Operations contained in the accompanying prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments and Escrows

For the year ended September 30, 2015, we recorded a net realized loss on investments and escrows of $34.2 million, which resulted primarily from the sales of Midwest Metal, Sunburst, Saunders and the restructure of GFRC for a combined realized loss of $34.1 million and net proceeds of $7.1 million. This realized loss was partially offset by the realized gain of $1.6 million we recognized on the early payoff of NAAS.

For the year ended September 30, 2014, we recorded a net realized loss on investments and escrows of $12.1 million, which primarily consisted of realized losses of $10.8 million due to our sale of LocalTel for proceeds contingent on an earn-out and $2.8 million due to our sale of BAS Broadcasting (“BAS”) for net proceeds of $4.7 million. Partially offsetting these realized losses, was the realized gain of $1.0 million we recognized on the exit of WP Evenflo Group Holdings, Inc. (“WP Evenflo”).

Net Unrealized Appreciation of Investments

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $23.6 million, which included the reversal of an aggregate of $34.6 million in cumulative unrealized depreciation primarily related to the sales of Midwest Metal, Sunburst, Saunders and restructure of GFRC during the fiscal year. Excluding reversals, we recorded $11.0 million in net unrealized depreciation for the year ended September 30, 2015. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the year ended September 30, 2015, consisted of approximately $15.2 million of depreciation on our debt investments and approximately $4.2 million of appreciation on our equity investments.

The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2015, were as follows:

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$11,451	$—	$11,451
Sunburst Media—Louisiana, LLC	(1,333)	2,130	2,295	3,092
Precision Acquisition Group Holdings, Inc.	—	2,831	—	2,831
Sunshine Media Holdings	—	1,861	—	1,861
Heartland Communications Group	—	1,123	—	1,123
Behrens Manufacturing, LLC	—	1,102	—	1,102
Ameriqual Group, LLC	—	1,063	—	1,063
Westland Technologies, Inc.	—	899	—	899
Midwest Metal Distribution, Inc.	(14,980)	—	15,578	598
Ashland Acquisitions, LLC	—	571	—	571
AG Transportation Holdings, LLC	—	516	—	516
New Trident Holdcorp, Inc.	—	(282)	—	(282)
Vertellus Specialties Inc.	—	(315)	—	(315)
LWO Acquisitions	—	(390)	—	(390)
SourceHOV LLC	—	(473)	—	(473)
FedCap Partners, LLC	—	(507)	—	(507)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
WadeCo. Specialties, Inc.	—	(818)	—	(818)
Alloy Die Casting	—	(1,251)	—	(1,251)
Targus Group International, Inc.	—	(1,254)	—	(1,254)
Meridian Rack & Pinion, Inc.	—	(1,647)	—	(1,647)
B+T Group Acquisition Inc.	—	(1,934)	—	(1,934)
Francis Drilling Fluids, Ltd.	—	(2,575)	—	(2,575)
PLATO Learning, Inc.	—	(2,663)	—	(2,663)
Edge Adhesives Holdings, Inc.	—	(3,196)	6	(3,190)
Saunders & Associates	(8,884)	(3,255)	8,680	(3,459)
GFRC Holdings, LLC	(10,797)	(5,308)	10,483	(5,622)
RBC Acquisition Corp.	—	(7,647)	—	(7,647)
Other, net (<$250)	240	(985)	(226)	(971)

Total:	$(34,176)	$(10,953)	$34,600	$(10,529)

The largest driver of our net unrealized depreciation (excluding reversals) for the year ended September 30, 2015, were the decreases in comparable multiples used in valuations and a decline in the financial and operational performance of GFRC and RBC, resulting in $5.6 million and $7.6 million, respectively, of net unrealized depreciation during the year. Partially offsetting this net unrealized depreciation for the year ended September 30, 2015, was the net unrealized appreciation on Funko of $11.5 million due to increases in comparable multiples used in valuations and incremental improvements in the financial and operational performance of these portfolio companies.

During the year ended September 30, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $7.4 million, which included the reversal of an aggregate of $18.0 million in cumulative unrealized depreciation primarily related to the repayment of principal in full at par on International Junior Golf Training Acquisition Company (“Junior”) and the sales of BAS and LocalTel during the fiscal year. Excluding reversals, we recorded $10.6 million in net unrealized depreciation for the year ended September 30, 2014. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the year ended September 30, 2014, consisted of approximately $16.3 million of depreciation on our debt investments and approximately $5.7 million of appreciation on our equity investments.

The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2014, were as follows:

	Year Ended September 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$4,594	$—	$4,594
BAS Broadcasting	(2,765)	187	6,905	4,327
Funko, LLC	—	4,162	—	4,162
Legend Communications of Wyoming, LLC	—	2,729	—	2,729
International Junior Golf Training Acquisition Company	—	(6)	2,261	2,255
Sunshine Media Holdings	—	1,955	—	1,955
North American Aircraft Services, LLC	—	1,755	—	1,755
Francis Drilling Fluids, Ltd.	—	1,186	—	1,186
WP Evenflo Group Holdings, Inc.	988	1,105	(1,002)	1,091
Sunburst Media—Louisiana, LLC	—	974	—	974
Edge Adhesives Holdings, Inc.	—	579	—	579
Westland Technologies, Inc.	—	405	—	405
J. America, Inc.	—	(352)	—	(352)
LocalTel, LLC	(10,768)	—	10,218	(550)
Alloy Die Casting Co.	—	(643)	—	(643)
Lindmark Acquisition, LLC	—	(827)	—	(827)
FedCap Partners, LLC	—	(827)	—	(827)
Ameriqual Group, LLC	—	(838)	—	(838)
Saunders and Associates	—	(3,945)	—	(3,945)
Precision Acquisition Group Holdings, Inc.	—	(4,601)	—	(4,601)
RBC Acquisition Corp.	—	(5,330)	—	(5,330)
Midwest Metal Distribution, Inc.	—	(12,892)	—	(12,892)
Other, net (<$250)	432	43	(406)	69

Total:	$(12,113)	$(10,587)	$17,976	$(4,724)

The largest driver of our net unrealized depreciation (excluding reversals) for the year ended September 30, 2014, was the decreases in comparable multiples used in valuations and a decline in the financial and operational performance of Midwest Metal and RBC resulting in $12.9 million and $5.3 million, respectively, of net unrealized depreciation during the year. Partially offsetting this net unrealized depreciation for the year ended September 30, 2014, was the net unrealized appreciation on Defiance of $4.6 million and on Funko of $4.2 million due to increases in comparable multiples used in valuations and incremental improvements in the financial and operational performance of these portfolio companies.

As of September 30, 2015, the fair value of our investment portfolio was less than its cost basis by approximately $44.4 million and our entire investment portfolio was valued at 89.2% of cost, as compared to cumulative net unrealized depreciation of $68.0 million and a valuation of our entire portfolio at 80.5% of cost as of September 30, 2014. This decrease year over year in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $23.6 million for the year ended September 30, 2015. Of our current investment portfolio, 10 portfolio companies originated before December 31, 2008, which represented 25.8% of the entire cost basis of our portfolio, were valued at 60.0% of cost and included our two investments on non-accrual status. Our 38 portfolio companies that originated after December 31, 2008, representing 74.2% of the entire cost basis of our portfolio, were valued at 99.3% of cost and none of which were on non-accrual status.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

Net unrealized (appreciation) depreciation of other includes the net change in the fair value of our Credit Facility and our interest rate swap during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2015, we recorded a net unrealized depreciation of other of $1.3 million, compared to a net unrealized appreciation of $1.1 million for the year ended September 30, 2014. Our Credit Facility was fair valued at $127.3 million and $38.0 million as of September 30, 2015 and 2014, respectively. The interest rate swap was fair valued at $0 as of September 30, 2015 and 2014.

Comparison of the Year Ended September 30, 2014 to the Year Ended September 30, 2013

	For the Year Ended September 30,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$32,170	$33,533	$(1,363)	(4.1)%
Other income	4,415	2,621	1,794	68.4

Total investment income	36,585	36,154	431	1.2

EXPENSES
Base management fee	5,864	5,622	242	4.3
Loan servicing fee	3,503	3,656	(153)	(4.2)
Incentive fee	4,297	4,343	(46)	(1.1)
Administration fee	853	647	206	31.8
Interest expense on borrowings	2,628	3,182	(554)	(17.4)
Dividend expense on mandatorily redeemable preferred stock	3,338	2,744	594	21.6
Amortization of deferred financing fees	1,247	1,211	36	3.0
Other expenses	2,084	1,540	544	35.3

Expenses, before credits from Adviser	23,814	22,945	869	3.8

	For the Year Ended September 30,
	2014	2013	$ Change	% Change
Credit to base management fee—loan servicing fee	(3,503)	(3,656)	153	4.2
Credit to fees from Adviser—other	(2,094)	(1,521)	(573)	(37.7)

Total expenses, net of credits	18,217	17,768	449	2.5

NET INVESTMENT INCOME	18,368	18,386	(18)	(0.1)

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments and escrows	(12,113)	(5,231)	(6,882)	(131.6)
Net realized loss on extinguishment of debt	(1,297)	—	(1,297)	(100.0)
Net unrealized appreciation of investments	7,389	15,673	(8,284)	(52.9)
Net unrealized (appreciation) depreciation of other	(1,114)	3,391	(4,505)	NM

Net (loss) gain from investments, escrows and other	(7,135)	13,833	(20,968)	NM

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,233	$32,219	$(20,986)	(65.1)%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.87	$0.88	$(0.01)	(1.1)%

Net increase in net assets resulting from operations	$0.53	$1.53	$(1.00)	(65.4)%

NM = Not Meaningful

Investment Income

Total interest income decreased by 4.1% for the year ended September 30, 2014, as compared to the prior year period. This decrease was due primarily to the increase in early payoffs at par during the year, resulting in a lower weighted average principal balance of interest-bearing investments compared to the prior year, offset by new investments funding later in the current year. The level of interest income on our investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the year, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2014, was $280.4 million, compared to $287.3 million for the prior year, a decrease of $6.9 million, or 2.4%. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments and remained consistent year over year at 11.5% for the year ended September 30, 2014 and 11.6% for the year ended September 30, 2013.

As of September 30, 2014, three portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $51.4 million, or 16.1% of the cost basis of all debt investments in our portfolio. As of September 30, 2013, two portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $39.5 million, or 12.6%, of the cost basis of all debt investments in our portfolio. Effective January 1, 2014, we placed Heartland on non-accrual status and effective June 1, 2014 we placed Midwest Metal on non-accrual status. During the year ended September 30, 2014, we sold our investment in LocalTel that had been on non-accrual status. During the year ended September 30, 2013, we sold our investments in three portfolio companies that had been on non-accrual status and wrote off our investment in one portfolio company that had been on non-accrual status. There were no other new non-accruals added and no non-accruals were placed on accrual during the years ended September 30, 2014 and 2013.

Other income for the year ended September 30, 2014, consisted primarily of $0.7 million in dividend income received from FedCap, $0.5 million in success fees received related to the early payoff of Thibaut at par, $0.4 million in legal settlement proceeds received related to a portfolio company previously sold, $0.8 million in aggregate of prepaid success fees, dividend income and other fees received from FDF, $0.1 million in prepayment fees received from POP, an aggregate of $0.3 million in prepayment fees from the early payoff of five syndicate investments at par and $1.4 million in success fees received related to our sale of substantially all of the assets of Lindmark and the ensuing pay down of our debt investments in Lindmark at par in September 2013. For the year ended September 30, 2013, other income consisted primarily of $1.1 million in success fees received related to the early payoff of Westlake Hardware, Inc. (“Westlake”) at par, $0.6 million in success fees related to the early payoff of CMI Acquisition, LLC (“CMI”) at par and an aggregate of $0.9 million in prepayment fees from the early payoffs of eight of our syndicate investments at par during the prior year.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2014		Year Ended September 30, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$28,283	10.1%	$2,879	7.9%
Francis Drilling Fluids, Ltd.	22,837	8.1	2,847	7.8
J. America, Inc.(A)	16,648	5.9	1,444	4.0
Funko, LLC	13,508	4.8	1,100	3.0
Defiance Integrated Technologies, Inc.	13,006	4.6	743	2.0

Subtotal—five largest investments	94,282	33.5	9,013	24.7
Other portfolio companies	187,004	66.5	27,557	75.3
Other non-portfolio company income	—	—	15	—

Total Investment Portfolio	$281,286	100.0%	$36,585	100.0%

	As of September 30, 2013		Year Ended September 30, 2013
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$30,991	12.1%	$2,416	6.7%
Allen Edmonds Shoe Corporation(A)	19,604	7.6	1,717	4.8
Midwest Metal Distribution, Inc.	17,733	6.9	2,240	6.2
Francis Drilling Fluids, Ltd.	14,667	5.7	1,977	5.4
AG Transportation Holdings, LLC(A)	12,984	5.1	1,407	3.9

Subtotal—five largest investments	95,979	37.4	9,757	27.0
Other portfolio companies	160,899	62.6	26,265	72.6
Other non-portfolio company income	—	—	132	0.4

Total Investment Portfolio	$256,878	100.0%	$36,154	100.0%

(A)	New investment during applicable year.

Expenses

Expenses, net of credits from the Adviser, increased for the year ended September 30, 2014, by 2.5% as compared to the prior year. This increase was primarily due to increases in dividend expense on our mandatorily redeemable preferred stock and other expenses, which were partially offset by decreases in the net base management and incentive fees and interest expense on our Credit Facility.

The increase of $0.6 million in dividend expense on our mandatorily redeemable preferred stock during the year ended September 30, 2014, as compared to the prior year, was primarily due to the higher monthly distribution amount on our Series 2021 Term Preferred Stock, which was issued in May 2014 and voluntary redemption of our Series 2016 Term Preferred Stock, which was issued in November 2011 and redeemed in May 2014, (resulting in more shares of our Series 2021 Term Preferred Stock being issued and outstanding, partially offset by a lower rate on the new issuance). Refer to “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our mandatorily redeemable preferred stock.

The increase of $0.5 million in other expenses during the year ended September 30, 2014, as compared to the prior year, was primarily due to the receipt of certain previously reserved for reimbursable deal expenses in the prior year. Additionally, there were increased due diligence expenses related to certain prospective portfolio companies during the year ended September 30, 2014, when compared to the prior year.

Partially offsetting these increases in expenses were decreases in the net base management and incentive fees of $0.2 million each when compared to the prior year, which were due primarily to the larger credits of each of these fees during the year ended September 30, 2014. During both fiscal years ended September 30, 2014 and 2013, there were incentive fees earned during the year; however, partial incentive fee credits were provided by the Adviser to ensure distributions to stockholders were covered entirely by net investment income.

The base management fee, loan servicing fee, incentive fee and associated irrevocable, unconditional and non-contractual credits are computed quarterly, as described under “Investment Advisory and Management Agreement” and “Loan Servicing Fee Pursuant to the Credit Agreement” in Note 4 of the notes to our Consolidated Financial Statements in the accompanying prospectus and are summarized in the table below:

	Year Ended September 30,
	2014	2013
Average total assets subject to base management fee(A)	$293,200	$281,100
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee(B)	5,864	5,622
Portfolio fee credit	(797)	(324)
Senior syndicated loan fee credit	(117)	(183)

Net Base Management Fee	$4,950	$5,115

Loan servicing fee(B)	$3,503	$3,656
Credit to base management fee—loan servicing fee(B)	(3,503)	(3,656)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,297	$4,343
Incentive fee credit	(1,180)	(1,014)

Net Incentive Fee	$3,117	$3,329

Portfolio fee credit	$(797)	$(324)
Senior syndicated loan fee credit	(117)	(183)
Incentive fee credit	(1,180)	(1,014)

Credit to Fees from Adviser—Other(B)	$(2,094)	$(1,521)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our Consolidated Statement of Operations located in the accompanying prospectus.

Interest expense on our Credit Facility decreased by $0.6 million for the year ended September 30, 2014, as compared to the prior year, due primarily to decreased borrowings under our Credit Facility, resulting primarily from the repayments made from proceeds on the Series 2021 Term Preferred Stock offering in May 2014. The weighted average balance outstanding on our Credit Facility decreased year over year from $53.2 million as of September 30, 2013 to $41.9 million as of September 30, 2014, a decrease of 21.2%. Additionally, the decrease in interest expense for the year ended September 30, 2014, as compared to the prior year, was due to the January 2013 amendment of our Credit Facility to remove the LIBOR minimum of 1.5% on advances.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments and Escrows

For the year ended September 30, 2014, we recorded a net realized loss on investments and escrows of $12.1 million, which primarily consisted of realized losses of $10.8 million due to our sale of LocalTel for proceeds contingent on an earn-out and $2.8 million due to our sale of BAS for net proceeds of $4.7 million. Partially offsetting these realized losses, was the realized gain of $1.0 million we recognized on the exit of WP Evenflo.

For the year ended September 30, 2013, we recorded a net realized loss on investments and escrows of $5.2 million, which primarily consisted of realized losses of $2.9 million related to the sale of Kansas Cable Holdings, Inc. (“KCH”) for net proceeds of $0.6 million, $2.4 million related to the sale of Viapack, Inc. (“Viapack”) for net proceeds of $5.9 million and $0.9 million related to the write off of Access TV. These realized losses were partially offset by realized gains of $1.0 million, which consisted of a combined $0.5 million of escrowed proceeds and tax refunds received in connection with exits on two investments in fiscal year 2012 and an aggregate of $0.5 million of unamortized discounts related to the early payoffs at par of 12 syndicated investments during the year.

Realized Loss on Extinguishment of Debt

Realized loss on extinguishment of debt of $1.3 million for the year ended September 30, 2014, is comprised primarily of our unamortized deferred financing costs at the time of the voluntary redemption of our then existing Series 2016 Term Preferred Stock in May 2014.

Net Unrealized Appreciation of Investments

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $7.4 million, which included the reversal of an aggregate of $18.0 million in cumulative unrealized depreciation primarily related to the repayment of principal in full at par on Junior Golf and the sales of BAS and LocalTel during the fiscal year. Excluding reversals, we recorded $10.6 million in net unrealized depreciation for the year ended September 30, 2014. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the year ended September 30, 2014, consisted of approximately $16.3 million of depreciation on our debt investments and approximately $5.7 million of appreciation on our equity investments.

The net realized (loss) gain and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2014, were as follows:

	Year Ended September 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$4,594	$—	$4,594
BAS Broadcasting	(2,765)	187	6,905	4,327
Funko, LLC	—	4,162	—	4,162
Legend Communications of Wyoming, LLC	—	2,729	—	2,729
International Junior Golf Training Acquisition Company	—	(6)	2,261	2,255
Sunshine Media Holdings	—	1,955	—	1,955
North American Aircraft Services, LLC	—	1,755	—	1,755
Francis Drilling Fluids, Ltd.	—	1,186	—	1,186
WP Evenflo Group Holdings, Inc.	988	1,105	(1,002)	1,091
Sunburst Media—Louisiana, LLC	—	974	—	974
Edge Adhesives Holdings, Inc.	—	579	—	579
Westland Technologies, Inc.	—	405	—	405
J. America, Inc.	—	(352)	—	(352)
LocalTel, LLC	(10,768)	—	10,218	(550)
Alloy Die Casting Co.	—	(643)	—	(643)
Lindmark Acquisition, LLC	—	(827)	—	(827)
FedCap Partners, LLC	—	(827)	—	(827)
Ameriqual Group, LLC	—	(838)	—	(838)
Saunders and Associates	—	(3,945)	—	(3,945)
Precision Acquisition Group Holdings, Inc.	—	(4,601)	—	(4,601)
RBC Acquisition Corp.	—	(5,330)	—	(5,330)
Midwest Metal Distribution, Inc.	—	(12,892)	—	(12,892)
Other, net (<$250)	432	43	(406)	69

Total:	$(12,113)	$(10,587)	$17,976	$(4,724)

The largest driver of our net unrealized depreciation (excluding reversals) for the year ended September 30, 2014, was the decreases in comparable multiples used in valuations and a decline in the financial and operational performance of Midwest Metal and RBC resulting in $12.9 million and $5.3 million, respectively, of net unrealized depreciation during the year. Partially offsetting this net unrealized depreciation for the year ended September 30, 2014, was the net unrealized appreciation on Defiance of $4.6 million and on Funko of $4.2 million due to increases in comparable multiples used in valuations and incremental improvements in the financial and operational performance of these portfolio companies.

During the year ended September 30, 2013, we recorded net unrealized appreciation of investments in the aggregate amount of $15.7 million, which included the reversal of an aggregate of $26.0 million in unrealized depreciation primarily related to the repayment of principal in full at par on Lindmark, the sales of Viapack and KCH, and the write off of Access TV. Excluding reversals, we recorded $10.4 million in net unrealized depreciation for the year ended September 30, 2013. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the year ended September 30, 2013, consisted of approximately $5.3 million of depreciation on our debt investments and approximately $5.1 million of depreciation on our equity investments.

The net realized (loss) gain and unrealized (depreciation) appreciation across our investments for the year ended September 30, 2013, were as follows:

	Year Ended September 30, 2013
Portfolio Company	Realized (Loss) Gain	Unrealized (Depreciation) Appreciation	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Lindmark Acquisition, LLC	$—	$(224)	$14,006	$13,782
Viapack, Inc.	(2,407)	—	6,660	4,253
RBC Acquisition Corp.	—	2,159	—	2,159
Sunshine Media Holdings	—	1,632	—	1,632
Westlake Hardware, Inc.	—	—	640	640
GFRC Holdings, LLC	—	572	—	572
North American Aircraft Services LLC	—	505	8	513
CMI Acquisition, LLC	—	(927)	1,426	499
Kansas Cable Holdings, Inc.	(2,906)	401	2,922	417
Funko, LLC	—	396	—	396
FedCap Partners, LLC	—	384	—	384
Allison Publications, LLC	—	265	—	265
Access Television Network, Inc.	(872)	—	903	31
Saunders & Associates	—	(296)	—	(296)
WP Evenflo Group Holdings, Inc.	—	(443)	3	(440)
Francis Drilling Fluids, Ltd.	—	(718)	—	(718)
Westland Technologies, Inc.	—	(825)	—	(825)
Targus Group International, Inc.	—	(881)	—	(881)
Heartland Communications Group	—	(951)	—	(951)
AG Transportation Holdings, LLC	—	(1,078)	—	(1,078)
Precision Acquisition Group Holdings, Inc.	—	(1,193)	—	(1,193)
LocalTel, LLC	—	(1,209)	—	(1,209)
BAS Broadcasting	—	(1,493)	—	(1,493)
Legend Communications of Wyoming, LLC	—	(1,557)	—	(1,557)
Sunburst Media—Louisiana, LLC	—	(1,650)	—	(1,650)
Midwest Metal Distribution, Inc.	—	(2,101)	—	(2,101)
Defiance Integrated Technologies, Inc.	—	(2,246)	—	(2,246)
Other, net (<$250)	954	1,123	(540)	1,537

Total:	$(5,231)	$(10,355)	$26,028	$10,442

The largest driver of our net unrealized depreciation (excluding reversals) for the year ended September 30, 2013, was due to a decline in financial and operational performance of Defiance and Midwest Metal resulting in $2.2 million and $2.1 million, respectively, of net unrealized depreciation during the year. Partially offsetting this net unrealized depreciation was the net unrealized appreciation on RBC of $2.2 million during the year ended September 30, 2013, due to an incremental improvement in the financial and operational performance of this portfolio company.

As of September 30, 2014, the fair value of our investment portfolio was less than its cost basis by approximately $68.0 million and our entire investment portfolio was valued at 80.5% of cost, as compared to cumulative net unrealized depreciation of $75.4 million and a valuation of our entire portfolio at 77.3% of cost as of September 30, 2013. This decrease year over year in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $10.1 million for the year ended September 30, 2014. Of our current investment portfolio, 11 portfolio companies originated before December 31, 2007, which represented 39.0% of the entire cost basis of our portfolio, were valued at 54.0% of cost and included our three investments on non-accrual status. Our 34 portfolio companies that originated after December 31, 2007, representing 61.0% of the entire cost basis of our portfolio, were valued at 97.5% of cost and none of which were on non-accrual status.

Net Unrealized (Appreciation) Depreciation of Other

Net unrealized (appreciation) depreciation of other includes the net change in the fair value of our Credit Facility and our interest rate swap during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2014, we recorded a net unrealized appreciation of other of $1.1 million, compared to a net unrealized depreciation of $3.4 million for the year ended September 30, 2013. Our Credit Facility was fair valued at $38.0 million and $47.1 million as of September 30, 2014 and 2013, respectively. The interest rate swap was fair valued at $0 and $4 as of September 30, 2014 and 2013, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash provided by operating activities during the nine months ended June 30, 2016, was $51.9 million, as compared to net cash used in operating activities of $52.3 million for the nine months ended June 30, 2015. This change was primarily due to increased investment repayments from sales and payoffs and a decrease in purchases of new investments. Repayments and proceeds from sales of investments totaled $98.4 million during the nine months ended June 30, 2016 compared to $28.6 million during the nine months ended June 30, 2015. Purchases of investments were $59.9 million during the nine months ended June 30, 2016 compared to $93.8 million during the nine months ended June 30, 2015.

As of June 30, 2016, we had loans to, syndicated participations in, or equity investments in 43 private companies with an aggregate cost basis of approximately $386.3 million. As of June 30, 2015, we had loans to, syndicated participations in and/or equity investments in 46 private companies with an aggregate cost basis of approximately $401.1 million.

The following table summarizes our total portfolio investment activity during the nine months ended June 30, 2016 and 2015, at fair value:

	Nine Months Ended June 30,
	2016	2015
Beginning investment portfolio, at fair value	$365,891	$281,286
New investments	54,300	65,348
Disbursements to existing portfolio companies	5,562	28,417
Scheduled principal repayments	(1,169)	(776)
Unscheduled principal repayments	(77,427)	(9,284)
Net proceeds from sales	(19,829)	(18,541)
Net unrealized (depreciation) appreciation	(24,295)	(1,356)
Reversal of prior period (appreciation) depreciation	(9,452)	15,518
Net realized gain (loss)	9,837	(14,024)
Increase in investments due to PIK (A) or other	4,311	463
Cost adjustments on non-accrual loans	388	384
Net change in premiums, discounts and amortization	109	(219)

Investment Portfolio, at Fair Value	$308,226	$347,216

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2016:

		Amount(A)
For the remaining three months ending September 30:	2016	$38,702
For the fiscal year ending September 30:	2017	43,464
	2018	28,833
	2019	45,661
	2020	91,225
	Thereafter	100,877

	Total contractual repayments	$348,762
	Equity investments	38,036
	Adjustments to cost basis on debt investments	(472)

	Cost basis of investments held at June 30, 2016:	$386,326

(A)	Subsequent to June 30, 2016, one debt investment with a principal balance of $29.0 million which previously had a maturity date during the fiscal year ending September 30, 2016, was extended to mature during the fiscal year ended September 30, 2018.

Net cash used by operating activities for the year ended September 30, 2015, was $74.5 million as compared to net cash provided by operating activities of $0.5 million for the year ended September 30, 2014. The increase in cash used by operating activities was primarily due to the increase in purchases of investments and a decrease in repayments on investments during the year ended September 30, 2015. For the year ended September 30, 2013, net cash provided by operating activities was $32.1 million, which was primarily driven by principal repayments and net proceeds from sales of investments during fiscal year 2013.

As of September 30, 2015, we had loans to, syndicated participations in or equity investments in 48 private companies, with an aggregate cost basis of approximately $410.2 million. As of September 30, 2014, we had loans to, syndicated participations in or equity investments in 45 private companies, with an aggregate cost basis of approximately $349.3 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2015 and 2014:

	Year Ended September 30,
	2015	2014
Beginning investment portfolio, at fair value	$281,286	$256,878
New investments	102,299	81,731
Disbursements to existing portfolio companies	33,824	20,314
Scheduled principal repayments	(1,182)	(2,802)
Unscheduled principal repayments	(12,559)	(65,058)
Net proceeds from sales of investments	(28,602)	(4,700)
Net unrealized depreciation of investments	(10,953)	(10,587)
Reversal of prior period net depreciation of investments on realization	34,600	17,976
Net realized loss on investments	(33,666)	(12,163)
Increase in investment balance due to PIK interest(A)	665	288
Cost adjustments on non-accrual loans	328	(717)
Net change in premiums, discounts and amortization	(149)	126

Ending Investment Portfolio, at Fair Value	$365,891	$281,286

(A)	PIK interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2015.

Year Ending September 30,	Amount
2016	$102,851
2017	11,072
2018	34,499
2019	62,609
Thereafter	163,904

Total contractual repayments	$374,935
Equity investments	36,319
Adjustments to cost basis on debt investments	(1,010)

Investment Portfolio as of September 30, 2015, at Cost:	$410,244

Financing Activities

Net cash used in financing activities totaled $50.7 million for the nine months ended June 30, 2016 and consisted primarily of net repayments on our Credit Facility of $54.0 million and $14.6 million of distributions to common stockholders, partially offset by $18.5 million in net proceeds from our common stock offering during the nine months ended June 30, 2016. Net cash provided by financing activities totaled $53.8 million for the nine months ended June 30, 2015 and consisted primarily of net proceeds from borrowings on our Credit Facility of $67.9 million, partially offset by $13.3 million of distributions to common stockholders.

Net cash provided by financing activities for the year ended September 30, 2015 of $72.0 million consisted primarily of $90.6 million in net borrowings on our Credit Facility and $17.7 million in distributions to common stockholders.

Net cash used in financing activities for the year ended September 30, 2014 of $8.1 million consisted primarily of $17.6 million in distributions to common stockholders and $10.2 million in net repayments on our Credit Facility. These financing activities were partially offset by the gross proceeds of $61.0 million from the issuance of our Series 2021 Term Preferred Stock, net of the voluntary redemption of $38.5 million of the then existing Series 2016 Term Preferred Stock in May 2014.

Net cash used in financing activities for the year ended September 30, 2013 of $28.1 million consisted primarily of $17.6 million in distributions to common stockholders and $11.9 million in net repayments on our Credit Facility.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate-level federal income tax on the income that we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each of the nine months from October 2015 through June 2016, which totaled an aggregate of $14.6 million. In July 2016, our Board of Directors declared a monthly distribution of $0.07 per common share for each of July, August, and September 2016. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2016.

For the fiscal year ended September 30, 2015, which includes the nine months ended June 30, 2015, our aggregate distributions to common stockholders totaled approximately $17.7 million, which were declared based on estimates of our investment company taxable income for that fiscal year. For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock distributions), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year. For each of the years ended September 30, 2014 and 2013, common stockholder distributions declared and paid exceeded our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred dividends), which resulted in an estimated partial return of capital of approximately $15.2 million and $1.3 million, respectively. The returns of capital resulted primarily from accounting principles generally accepted in the U.S. (“GAAP”) realized losses being recognized as ordinary losses for federal income tax purposes in each of those fiscal years.

The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2016 will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization.

Preferred Stock Dividends

We paid monthly cash dividends of $0.140625 per share of our Series 2021 Term Preferred Stock for each of the nine months from October 2015 through June 2016, which totaled an aggregate of $3.1 million. In July 2016, our Board of Directors declared a monthly dividend of $0.140625 per share of Series 2021 Term Preferred stock for each of July, August, and September 2016. For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

During the year ended September 30, 2015, we paid monthly cash dividends of $0.140625 per share of our Series 2021 Term Preferred Stock for each month, which totaled an aggregate of $4.1 million, including monthly cash dividends of $0.1484375 per share of our Series 2021 Term Preferred Stock for each of the nine months from October 2013 through May 2014, which totaled an aggregate of $2.3 million.

Equity

Registration Statement

We filed our Registration Statement on December 18, 2015, and subsequently filed Pre-Effective Amendment No. 1 on March 17, 2016 and Pre-Effective Amendment No. 2 on March 29, 2016, which the SEC declared effective on March 29, 2016. Our Registration Statement registered an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities.

Common Stock

At our Annual Meeting of Stockholders held on February 11, 2016, our stockholders approved a proposal authorizing us to sell shares of our common stock at a price below our then current NAV per share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets

Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements for net proceeds, net of underwriter’s commissions and other offering expenses borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements during the nine months ended June 30, 2016.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $16.0 million. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

We may issue equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock continues to trade at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchase program does not obligate the Company to acquire any particular number of shares of common stock. Refer to “Overview—Recent Developments” for further discussion of our common stock share repurchase program and purchases made during the quarter ended June 30, 2016.

Term Preferred Stock

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of our Series 2021 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share and a 6.75% rate. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility.

Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend rate equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200% on our “senior securities that are stock” (which, currently is only the Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017. The asset coverage on our “senior securities that are stock” (thus, our Series 2021 Term Preferred Stock) as of September 30, 2015 and June 30, 2016 was 199.3% and 235.4%, respectively.

If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of June 30, 2016, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Facility, which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day London Interbank Offered Rate (“LIBOR”) from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. Our Credit Facility was arranged by KeyBank, as administrative agent, lead arranger and a lender. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we, through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $214.5 million as of June 30, 2016, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of June 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.8 million, asset coverage on our “senior securities representing indebtedness” of 430.9% and an active status as a BDC and RIC. In addition, we had 31 obligors in our Credit Facility’s borrowing base as of June 30, 2016. As of June 30, 2016 we were in compliance with all of our Credit Facility covenants. Refer to Note 5— Borrowings of the notes to our accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our revolving line of credit.

Off-Balance Sheet Arrangements

As of June 30, 2016 and September 30, 2015, we had aggregate unrecognized success fee receivables on our accruing debt investments of $6.4 million and $7.7 million (or approximately $0.27 per common share and $0.37 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Of our interest bearing debt investments as of September 30, 2015, 30.2% had a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we generally recognize success fees as income only when the payment has been received. As a result, as of September 30, 2015 and 2014, we had aggregate off-balance sheet success fee receivables of $7.7 million and $11.0 million (or approximately $0.37 per common share and $0.52 per common share), respectively, on our accruing debt investments that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, a delayed draw term loan, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loan and the uncalled capital commitment as of June 30, 2016 and September 30, 2015 to be immaterial.

The following table summarizes our contractual obligations as of June 30, 2016, at cost:

	Payments Due by Fiscal Years
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Credit Facility(B)	$—	$73,300	$—	$—	$73,300
Series 2021 Term Preferred Stock	—	—	61,000	—	61,000
Interest expense on debt obligations(C)	1,841	19,926	11,323	—	33,090

Total	$1,841	$93,226	$72,323	$—	$167,390

(A)	Excludes unused line of credit commitments, an unused delayed draw term loan and an uncalled capital commitment to our portfolio companies in the aggregate principal amount of $8.4 million
(B)	Principal balance of borrowings under our Credit Facility as of June 30, 2016, based on the current revolving period end date of January 19, 2019.
(C)	Includes estimated interest payments on our Credit Facility and distribution obligations on our Series 2021 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of June 30, 2016. Distribution payments on our Series 2021 Term Preferred Stock assume quarterly distribution declarations and monthly distributions to stockholders through the date of mandatory redemption.

As of the fiscal years ended September 30, 2015 and 2014, our unused line of credit commitments totaled $14.7 million and $5.9 million, at cost, respectively. When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of September 30, 2015 and 2014, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P. of $2.2 million and $2.8 million, at cost, respectively.

The following table shows our contractual obligations as of September 30, 2015, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$—	$127,300	$—	$127,300
Mandatorily Redeemable Preferred Stock	—	—	61,000	—	61,000
Interest expense on debt obligations(C)	8,787	26,360	12,750	—	47,897

Total	$8,787	$26,360	$201,050	$—	$236,197

(A)	Excludes our unused line of credit and uncalled capital commitments to our portfolio companies in an aggregate amount of $16.9 million, at cost, as of September 30, 2015.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual revolver period end date to the revolving nature of the facility.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2021Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of September 30, 2015. Dividend payments on our Series 2021 Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions through the date of mandatory redemption.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”) as our most critical accounting policy.

Investment Valuation

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Refer to Note 2 — Summary of Significant Accounting Policies and Note 3 — Investments in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, are used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these financial statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated debt securities that have been rated by a SEC-registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate-level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary debt securities in our portfolio as of June 30, 2016, September 30, 2015 and 2014, representing approximately 90.8%, 84.1% and 80.8%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of June 30, 2016	As of September 30, 2015	As of September 30, 2014
Highest	8.0	8.0	9.0
Average	5.2	5.9	5.9
Weighted Average	5.1	6.0	5.2
Lowest	3.0	4.0	2.0

The following table reflects corporate-level risk ratings for all syndicated debt securities in our portfolio that were rated by an NRSRO as of June 30, 2016, September 30, 2015 and 2014, representing approximately 6.7%, 10.8% and 16.6%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of June 30, 2016	As of September 30, 2015	As of September 30, 2014
Highest	5.0	6.0	6.0
Average	3.8	4.8	4.6
Weighted Average	4.0	4.9	4.8
Lowest	2.0	3.0	3.5

The following table lists the risk ratings for all syndicated debt securities in our portfolio that were not rated by an NRSRO. As of June 30, 2016, September 30, 2015 and 2014, these loans represented 2.6%, 5.1% and 2.6%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of June 30, 2016	As of September 30, 2015	As of September 30, 2014
Highest	5.0	6.0	4.0
Average	4.0	4.8	4.0
Weighted Average	3.0	4.3	4.0
Lowest	3.5	3.0	4.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. Refer to Note 9— Distributions to Common Stockholders in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our tax status.

Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of OID, and PIK interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest.

Other Income Recognition

We record success fee income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically from an exit or sale. Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. Success fees, dividend income, and prepayment fees are all recorded in other income in our accompanying Consolidated Statements of Operations.

Refer to Note 2 —Summary of Significant Accounting Policies in the notes accompanying our Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding revenue recognition.

Recent Accounting Pronouncements

Refer Note 2 — Summary of Significant Accounting Policies in the notes accompanying our Consolidated Financial Statements included elsewhere in this prospectus supplement for a description of recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with the 30-day LIBOR. As of June 30, 2016, our portfolio of debt investments on a principal basis consisted of the following:

Variable rates	89.2%
Fixed rates	10.8

Total:	100.0%

There have been no material changes in the quantitative and qualitative market risk disclosures for the nine months ended June 30, 2016 from that disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC on November 23, 2015, as amended on December 29, 2015.

UNDERWRITING

Janney Montgomery Scott LLC, D.A. Davidson & Co., Ladenburg Thalmann & Co. Inc. and Wunderlich Securities, Inc. are acting as joint book-running managers of this offering. Subject to the terms and conditions of the underwriting agreement dated October     , 2016, the underwriters have agreed to purchase severally, and we have agreed to sell to the underwriters, the number of shares of common stock set forth opposite their respective names below at the public offering price less the underwriting discounts and commissions on the cover page of this prospectus supplement.

Number of Shares
Underwriters
Janney Montgomery Scott LLC
D.A. Davidson & Co.
Ladenburg Thalmann & Co. Inc.
Wunderlich Securities, Inc.

Total

Janney Montgomery Scott LLC is the sole representative of the underwriters named above.

The underwriting agreement provides that obligations of the underwriters to purchase the shares of our common stock that are being offered are subject to the approval of certain legal matters by counsel to the underwriters and to certain other conditions. Each underwriter is obligated to purchase all of the shares of our common stock set forth opposite its name in the table above if it purchases any shares of our common stock.

The underwriters propose to offer some of the shares of our common stock directly to the public at the offering price per share shown on the cover page of this prospectus supplement and may offer shares to certain dealers at such price less a concession not in excess of $             per share. Investors must pay for the shares purchased in this offering on or before October     , 2016. After the public offering of the shares of our common stock, the offering price and concessions described above may be changed by the underwriters.

We have granted to the underwriters an option, exercisable for up to 30 days after the date of this prospectus supplement, to purchase up to              additional shares of our common stock at the same price per share as the public offering price, less the underwriting discounts shown on the cover page of this prospectus supplement solely to cover over-allotments. To the extent that the underwriters exercise this option, each of the underwriters has a firm commitment, subject to certain conditions set forth in the underwriting agreement, to purchase the number of such additional shares of our common stock that is proportionate to such underwriter’s initial commitment indicated in the table above.

The following table shows per share and total underwriting discounts and commissions to be paid to the underwriters by us. The amounts as shown assume (1) no exercise of and (2) exercise in full of the underwriters’ overallotment option:

	Per Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$	$	$	$
Underwriting discounts and commissions paid by us	$	$	$	$
Proceeds to us, before expenses	$	$	$	$

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above, will be approximately $240,000.

In connection with this offering and in compliance with applicable securities laws, including Regulation M under the Exchange Act, the underwriters may overallot (i.e., sell more shares of common stock than the amount shown on the cover page of this prospectus supplement) and may effect transactions that stabilize, maintain or otherwise affect the market price of such shares at levels above those which might otherwise prevail in the open market. Such transactions may include making short sales and placing bids for the common stock or effecting purchases of such shares for the purpose of pegging, fixing or maintaining the market price of such shares or for the purpose of reducing a short position created in connection with this offering. The underwriters may cover a short position by exercising the overallotment option described above in place of, or in addition to, open market purchases.

Additionally, the underwriters may engage in syndicate covering transactions which involve purchases of shares of our common stock in the open market after they have completed the distribution of such shares in order to cover syndicate short positions. In determining the appropriate source of shares to close out a covered short sale, the underwriters may consider, among other things, the market price of such shares compared to the purchase price of shares available under the overallotment option.

The underwriters may also sell shares of our common stock in excess of the overallotment option, thereby creating a naked short position. The underwriters must close out any such naked short position by purchasing shares in the open market. The underwriters are more likely to create a naked short position if they are concerned that there may be downward pressure on the price of our common stock in the open market after pricing, which could adversely affect investors who purchase in this offering.

The underwriters may also impose a penalty bid in connection with this offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the shares of our common stock originally sold by such syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions. The imposition of a penalty bid may affect the open market price of shares of our common stock to the extent that it discourages resales of such shares.

We and the underwriters make no representation or prediction as to the direction or magnitude of any effect that these transactions may have on the market price of shares of our common stock. In addition, we and the underwriters make no representation that the underwriters will engage in such transactions or that such transactions, if and when commenced, will not be discontinued without notice.

Each underwriter does not intend to confirm sales of our common stock to any accounts over which it exercises discretionary authority.

The underwriting agreement provides that we and our directors and executive officers will agree not to, directly or indirectly, sell or otherwise dispose of any of shares of our common stock for a period of 60 days after the date of this prospectus without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters.

In addition, the terms of the lock-up agreement do not prevent a stockholder party to such agreement from (a) transferring shares of our common stock acquired in open market transactions after the completion of this offering, (b) transferring any or all of the shares of our common stock or other Company securities if the transfer is by (i) gift, will or intestacy or (ii) distribution to partners, members or stockholders of the undersigned, (c) transferring shares of our common stock pursuant to any 10b5-1 trading plan in effect prior to the date of this prospectus and (d) entering into any new 10b5-1 plan, provided that no sales of shares of our common stock or other Company securities shall be made pursuant to such 10b5-1 plan until after the expiration of the lock-up period; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of the lock-up agreement.

We have agreed to indemnify the underwriters against certain liabilities that they may incur in connection with this offering, including liabilities under the Securities Act.

This prospectus supplement and the accompanying prospectus may be made available in electronic format on websites maintained by one or more of the underwriters or selling group members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute this prospectus supplement and the accompanying prospectus electronically. Janney Montgomery Scott LLC, as representative of the underwriters, may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. Other than the prospectus supplement and the accompanying prospectus that are distributed in electronic format, the information on any of these underwriters’ or selling group members’ websites, and any other information contained on a website maintained by an underwriter or selling group member, is not part of this prospectus supplement or the accompanying prospectus.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of our common stock in certain jurisdictions may be restricted by law. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves about and observe any such restrictions.

Affiliations and Conflicts of Interest

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103. The principal business address of D.A. Davidson & Co. is 8 Third Street North, Great Falls, MT 59401. The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022. The principal business address of Wunderlich Securities, Inc. is 6000 Poplar Avenue, Suite 150, Memphis, TN 38119.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This summary supplements the discussion contained under the caption “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and should be read in conjunction therewith.

Information Reporting Requirements and Withholding. As referenced in the accompanying prospectus under the caption “Material U.S. Federal Income Tax Considerations—Taxation of Our U.S. Stockholders”, a U.S. federal withholding tax rate will be imposed on proceeds from the sale of our stock received by U.S. stockholders that hold our stock through certain foreign accounts if certain disclosure and other requirements are not satisfied. The effective date of the imposition of this U.S. federal withholding tax has been extended to payments received on or after January 1, 2019.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Branch Banking and Trust Company and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and our common stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain matters of Maryland law, including the validity of the common stock to be issued in connection with this offering, will be passed upon for us by Venable LLP, Baltimore, Maryland. Certain legal matters will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

EXPERTS

The financial statements as of September 30, 2015 and September 30, 2014 and for each of the three years in the period ended September 30, 2015 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2015 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	June 30,	September 30,
	2016	2015
ASSETS
Investments, at fair value:
Non-Control/Non-Affiliate investments (Cost of $259,811 and $287,055, respectively)	$231,609	$277,411
Affiliate investments (Cost of $84,639 and $81,427, respectively)	60,695	66,029
Control investments (Cost of $41,876 and $41,762 respectively)	15,922	22,451

Total investments at fair value (Cost of $386,326 and $410,244 respectively)	308,226	365,891

Cash and cash equivalents	5,022	3,808
Restricted cash and cash equivalents	60	283
Interest receivable, net	2,654	5,581
Due from custodian	1,779	1,186
Deferred financing fees, net	3,434	4,161
Other assets, net	4,375	1,572

TOTAL ASSETS	$325,550	$382,482

LIABILITIES
Borrowings, at fair value (Cost of $73,300 and $127,300, respectively)	$73,300	$127,300
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 2,440,000 shares issued and outstanding	61,000	61,000
Accounts payable and accrued expenses	434	597
Interest payable	164	272
Fees due to Adviser(A)	1,364	904
Fee due to Administrator(A)	287	250
Other liabilities	3,487	715

TOTAL LIABILITIES	$140,036	$191,038

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value per share, 46,000,000 shares authorized; 23,344,422 and 21,131,622 shares issued and outstanding as of June 30, 2016 and September 30, 2015, respectively	$23	$21
Capital in excess of par value	327,697	307,862
Cumulative net unrealized depreciation of investments	(78,100)	(44,353)
Cumulative net unrealized depreciation of other	—	(61)
Under (over) distributed net investment income	4,599	(1,541)
Accumulated net realized losses	(68,705)	(70,484)

TOTAL NET ASSETS	$185,514	$191,444

NET ASSET VALUE PER COMMON SHARE	$7.95	$9.06

(A)	Refer to Note 4— Related Party Transactions for additional information.
(B)	Refer to Note 10—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2016	2015	2016	2015
INVESTMENT INCOME
Interest income, net
Non-Control/Non-Affiliate investments	$5,878	$7,003	$$19,203	$20,199
Affiliate investments	2,069	1,793	5,980	4,492
Control investments	304	310	921	800
Other	2	1	3	4

Total interest income	8,253	9,107	26,107	25,495
Other income
Non-Control/Non-Affiliate investments	542	578	1,831	1,656
Affiliate investments	466	—	466	—
Control investments	583	250	958	733

Total other income	1,591	828	3,255	2,389

Total investment income	9,844	9,935	29,362	27,884

EXPENSES
Base management fee(A)	1,369	1,859	4,258	5,257
Loan servicing fee(A)	896	1,015	2,876	2,802
Incentive fee(A)	1,187	1,021	3,369	2,866
Administration fee(A)	287	235	900	784
Interest expense on borrowings	648	1,033	2,066	2,735
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029	3,088	3,087
Amortization of deferred financing fees	273	253	802	857
Professional fees	214	315	925	899
Other general and administrative expenses	426	222	1,106	893

Expenses, before credits from Adviser	6,329	6,982	19,390	20,180
Credit to base management fee—loan servicing fee(A)	(896)	(1,015)	(2,876)	(2,802)
Credits to fees from Adviser—other(A)	(496)	(868)	(1,736)	(1,714)

Total expenses, net of credits	4,937	5,099	14,778	15,664

NET INVESTMENT INCOME	4,907	4,836	14,584	12,220

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	(153)	(1,143)	8,875	435
Affiliate investments	72	—	1,280	—
Control investments	(3)	—	(318)	(14,459)
Other	—	68	(64)	(491)

Total net realized (loss) gain	(84)	(1,075)	9,773	(14,515)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	4,176	7,920	(18,558)	8,682
Affiliate investments	(2,012)	(7,465)	(8,546)	(7,815)
Control investments	(1,471)	(1,602)	(6,643)	13,295
Other	—	693	62	1,313

Total net unrealized appreciation (depreciation)	693	(454)	(33,685)	15,475

Net realized and unrealized gain (loss)	609	(1,529)	(23,912)	960

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,516	$3,307	$(9,328)	$13,180

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.23	$0.63	$0.58

Net increase (decrease) in net assets resulting from operations	$0.24	$0.16	$(0.40)	$0.63

Distributions declared and paid	$0.21	$0.21	$0.63	$0.63

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	23,363,952	21,123,202	23,145,842	21,045,014

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended June 30,
	2016	2015
OPERATIONS
Net investment income	$14,584	$12,220
Net realized gain (loss) on investments and other	9,773	(14,515)
Net unrealized (depreciation) appreciation of investments	(33,747)	14,162
Net unrealized depreciation of other	62	1,313

Net (decrease) increase in net assets resulting from operations	(9,328)	13,180

DISTRIBUTIONS
Distributions to common stockholders from net investment income	(11,395)	(13,261)
Distributions to common stockholders from realized gains	(3,189)	—

Total distributions to common stockholders	(14,584)	(13,261)

CAPITAL TRANSACTIONS
Issuance of common stock	19,665	1,169
Offering costs for issuance of common stock	(1,111)	(205)
Repurchase of common stock	(572)	—
Repayment of principal on employee note	—	100

Net increase in net assets resulting from capital transactions	17,982	1,064

NET (DECREASE) INCREASE IN NET ASSETS	(5,930)	983
NET ASSETS, BEGINNING OF PERIOD	191,444	199,660

NET ASSETS, END OF PERIOD	$185,514	$200,643

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended June 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(9,328)	$13,180
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(59,862)	(93,765)
Principal repayments on investments	78,596	10,060
Net proceeds from sale of investments	19,829	18,541
Net realized (gain) loss on investments	(9,837)	14,024
Increase in investments due to paid-in-kind interest or other	(4,311)	(463)
Net change in premiums, discounts and amortization	(109)	219
Cost adjustments on non-accrual loans	(388)	(384)
Net unrealized depreciation (appreciation) of investments	33,747	(14,162)
Net realized loss on other	64	—
Net unrealized depreciation of other	(62)	(1,313)
Decrease in restricted cash and cash equivalents	223	179
Amortization of deferred financing fees	802	857
Decrease (increase) in interest receivable, net	2,927	(2,407)
(Increase) decrease in due from custodian	(593)	3,047
Increase in other assets, net	(2,803)	(213)
Decrease in accounts payable and accrued expenses	(163)	(45)
(Decrease) increase in interest payable	(108)	85
Increase in fees due to Adviser(A)	460	343
Increase in fee due to Administrator(A)	37	16
Increase (decrease) in other liabilities and other	2,770	(137)

Net cash provided by (used in) operating activities	51,891	(52,338)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	77,000	109,000
Repayments on borrowings	(131,000)	(41,100)
Deferred financing fees	(75)	(1,856)
Proceeds from issuance of common stock	19,665	1,169
Offering costs for issuance of common stock	(1,111)	(205)
Repurchases of common stock	(572)	—
Distributions paid to common stockholders	(14,584)	(13,261)
Receipt of principal on employee note	—	100

Net cash (used in) provided by financing activities	(50,677)	53,847

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,214	1,509
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,808	6,314

CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,022	$7,823

NON-CASH ACTIVITIES(B)	$3,921	$—

(A)	Refer to Note 4— Related Party Transactions for additional information.
(B)	Significant non-cash operating activities consisted principally of the following transaction: In February 2016, our investment in Targus Group International, Inc. (“Targus”) was restructured. As part of the transaction, our secured first lien debt investment with a cost basis and fair value of $9.0 million and $6.9 million, respectively, was restructured resulting in a common stock investment with a cost basis of $2.3 million and a secured first lien debt investment with a cost basis of $2.1 million. We contributed $0.5 million in cash as part of the transaction. The restructure resulted in a net realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Statement of Investments as of June 30, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) :
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$13,000	$12,870
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,244	12,870

Alloy Die Casting Corp.(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,947
		Secured First Lien Debt (13.5%, Due 4/2017)(D)	75	75	75
		Preferred Stock (1,742 shares)(F)(H)		1,742	248
		Common Stock (270 shares)(F)(H)		18	—

				7,070	5,270

Behrens Manufacturing, LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,302
		Preferred Stock (1,253 shares)(F)(H)(K)		1,253	4,239

				5,528	8,541

B+T Group Acquisition Inc.(T)	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019) (D)	6,000	6,000	5,670
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,670

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(F)	108	108	—

Drumcree, LLC	Broadcasting and entertainment	Secured First Lien Debt (13.0% PIK, Due 1/2017)(F)(G)	4,680	4,680	4,680

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(D)	7,800	7,800	7,761
		Preferred Stock (700,000 units)(F)(H)		700	969

				8,500	8,730

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	9,750
		Secured Second Lien Debt (10.8%, Due 4/2020)(D)	7,000	7,000	4,550
		Preferred Equity Units (999 units)(F)(H)		860	—
		Common Equity Units (999 units)(F)(H)		1	—

				22,861	14,300

Funko Acquisition Holdings, LLC(T)	Personal and non-durable consumer products	Preferred Equity Units (260 units)(H)(F)		260	326
		Common Stock (975 units)(H)(F)		—	—

				260	326

S-F-6

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $295 available (9.0%, Due 9/2018)(F)	905	905	905
		Secured First Lien Debt (9.0%, Due 9/2018)(F)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(F)(H)		1,025	851
		Common Stock Warrants (45.0% ownership)(F)(H)		—	—

				2,930	2,756

IA Tech, LLC	Diversified/conglomerate service	Secured First Lien Debt (12.0%, Due 6/2021)(J)	30,000	30,000	30,000

LCR Contractors, LLC	Buildings and Real Estate	Secured First Lien Debt (10.0%, Due 1/2021)(D)	8,500	8,500	8,479

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,004 uncalled capital commitment)(H)(M)(S)		991	759
Meridian Rack & Pinion, Inc.(T)	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	3,705
		Preferred Stock (1,449 shares)(F)(H)		1,449	258

				5,589	3,963

Mikawaya	Beverage, food and tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(D)	$6,750	$6,750	$6,699
		Common Stock (450 units)(F)(H)		450	219

				7,200	6,918

Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (11.0%, Due 4/2016)(F)	1,000	1,000	368
		Secured First Lien Debt (11.0%, Due 4/2016)(F)	4,125	4,125	1,516
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(F)	4,053	4,053	1,489

				9,178	3,373

Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 1/2020)(D)	8,000	8,000	8,000
		Preferred Stock (4,135,127 shares)(F)(H)		831	1,826

				8,831	9,826

Travel Sentry, Inc.	Diversified/conglomerate service	Secured First Lien Debt (9.5%, Due 12/2021)(D)	10,000	10,000	9,964

Triple H Food Processors	Beverage, food and tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(D)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(D)	7,700	7,700	7,767
		Common Stock (250,000 units)(F)(H)		250	633

				7,950	8,400

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (9.0%, Due 7/2017)(D)	—	—	—
		Secured First Lien Debt (9.0%, Due 7/2020)(D)	10,000	10,000	10,100

				10,000	10,100

S-F-7

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured Second Lien Debt (10.5%, 2.0% PIK, Due 2/2022)(D)	17,544	17,544	17,017
		Preferred Stock (260 shares)(F)(H)		260	287
		Common Stock (538 shares)(F)(H)		9	—

				17,813	17,304

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $0 available (7.5%, Due 1/2017)(D)	1,450	1,450	1,331
		Secured First Lien Delayed Draw Term Loan, $1,300 available (10.0%, Due 1/2017)(D)(G)	1,200	1,200	1,084
		Secured First Lien Debt (9.8%, Due 1/2017)(D)	9,000	9,000	8,130

				11,650	10,545

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $1,125 available (8.0%, Due 4/2017)(D)	1,875	1,875	1,758
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,000	12,000	11,253
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,475
		Preferred Stock (1,000 shares)(F)(H)		617	144

				21,492	19,630

Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (10.5%, Due 1/2017)(D)	4,000	4,000	4,000
		Common Stock (58,333 shares)(F)(H)		408	1,275

				4,408	5,275

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$227,582	$207,679

Syndicated Investments:
Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	$700	$698	$504

NetSmart Technologies, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.5%, Due 10/2023)(E)	2,000	1,951	2,000

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,990	3,160

PLATO Learning, Inc.	Healthcare, education and childcare	Unsecured Debt (10.0% PIK, Due 6/2020)(D)(G)	$2,927	$2,885	$2,924
		Common Stock (21,429 shares) (F)(H)		2,637	—

				5,522	2,924

S-F-8

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,441	3,307

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,976	1,648

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,845	2,649

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	983

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)(I)	3,940	3,837	2,640

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,478	3,915

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	200

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$32,229	$23,930

Total Non-Control/Non-Affiliate Investments (represented 75.1% of total investments at fair value)				$259,811	$231,609

AFFILIATE INVESTMENTS(O) :
Proprietary Investments:
Edge Adhesives Holdings LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$5,983
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,548
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,531

FedCap Partners LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units, $0 Uncalled Commitment)(H)(L)(S)		1,634	1,265

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,940

		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,920
		Common Stock (152,603 shares)(F)(H)		1,856	1,640

				15,856	15,500

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $0 available (6.5%, Due 12/2017)(D)	2,450	2,450	2,301
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,632	10,632	7,838
		Common Units (921,000 units)(F)(H)		921	—

				14,003	10,139

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Debt (8.0%, Due 2/2019)(F)	$6,954	$6,954	$6,954
		Secured First Lien Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(F)(G)	4,594	4,594	4,594
		Secured First Lien Debt (8.0%, 4.0% PIK, Due 12/2016)(C)(F)(G)	13,668	13,668	10,542
		Secured First Lien Mortgage Note (Due 12/2017)(F)(Q)	7,704	7,704	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				38,289	22,090

Subtotal – Affiliate Proprietary Investments				$80,098	$56,525

S-F-9

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS(O) (Continued):
Syndicated Investments:
Targus Cayman HoldCo Limited	Textiles and leather	Secured First Lien Debt (15.0% PIK, Due 12/2019)(D)(G)	2,198	2,198	2,182
		Common Stock (526,141 shares)(F)(H)		2,343	1,988

				4,541	4,170

Total Affiliate Investments (represented 19.7% of total investments at fair value)				$84,639	$60,695

CONTROL INVESTMENTS(P) :
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,305	$6,305	$6,305
		Common Stock (33,321 shares)(F)(H)		580	2,817

				$6,885	$9,122

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $672 available (8.0%, Due 5/2016)(F)(G)(R)	1,328	1,328	1,328
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)(R)	5,000	5,000	1,614
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)(R)	11,948	11,948	3,858
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)(R)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				34,991	6,800

Total Control Proprietary Investments (represented 5.2% of total investments at fair value)				$41,876	$15,922

TOTAL INVESTMENTS				$386,326	$308,226

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $259.4 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5— Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2016, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of June 30, 2016.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at June 30, 2016, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt holders but before all other debt and equity holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near June 30, 2016, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New investment valued at cost, as it was determined that the price paid during the quarter ended June 30, 2016 best represents fair value as of June 30, 2016.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.

S-F-10

(L)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	This investment does not have a stated interest rate that is payable thereon.
(R)	Subsequent to June 30, 2016, the maturity dates of our loans to Sunshine Media Holdings were extended to May 2018.
(S)	Fair value was based on net asset value provided by the fund as a practical expedient.
(T)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-11

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) :
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$12,980	$12,870
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	564
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,224	13,434

Allison Publications, LLC	Printing and publishing	Secured First Lien Line of Credit, $250 available (8.3%, Due 9/2016)(D)	350	350	347
		Secured First Lien Debt (8.3%, Due 9/2018)(D)	2,444	2,444	2,422
		Secured First Lien Debt (13.0%, Due 9/2018)(C) (D)	5,400	5,400	5,360

				8,194	8,129

Alloy Die Casting Corp.(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,947
		Preferred Stock (1,742 shares)(F)(H)		1,742	153
		Common Stock (270 shares)(F)(H)		18	—

				6,995	5,100

Behrens Manufacturing, LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,264
		Preferred Stock (1,253 shares) (F)(H)(K)		1,253	2,268

				5,528	6,532

B+T Group Acquisition Inc.(T)	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019 (D)	6,000	6,000	5,865
		Preferred Stock (5,503 shares) (F)(H)(K)		1,799	—

				7,799	5,865

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(D)	108	108	32

Flight Fit N Fun LLC	Leisure, amusement, motion pictures, entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(J)	7,800	7,800	7,800
		Preferred Stock (700,000 units)(H)(J)		700	700

				8,500	8,500

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	12,938
		Secured Second Lien Debt (10.3%, Due 4/2020)(D)	7,000	7,000	6,037
		Preferred Equity Units (999 units)(F)(H)		648	747
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
		Common Equity Units (999 units)(F)(H)		1	206

				22,649	19,928

S-F-12

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Funko, LLC(T)	Personal and non-durable consumer products	Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	7,500	7,500	7,500

		Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	2,000	2,000	2,000
		Preferred Equity Units (1,305 units)(L)(H)		1,305	17,314

				10,805	26,814

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $840 available (9.0%, Due 9/2018)(J)	360	360	360
		Secured First Lien Debt (9.0%, Due 9/2018)(J)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(H)(J)		1,025	1,025
		Common Stock Warrant (45% ownership)(H)(J)		—	—

				2,385	2,385

Heartland Communications Group	Broadcasting and entertainment	Secured First Lien Line of Credit, $0 available (5.0%, Due 10/2015)(F)(G)(I)	91	82	31
		Secured First Lien Line of Credit, $0 available (10.0%, Due 10/2015)(F)(G)(I)	91	74	31
		Secured First Lien Debt (5.0%, Due 10/2015)(F)(G)(I)	3,931	3,568	1,338
		Common Stock Warrants (8.8% ownership)(F)(H)		66	—

				3,790	1,400

J.America, Inc.	Personal and non-durable consumer products	Secured Second Lien Debt (10.4%, 1.0% PIK, Due 12/2019)(D)(G)	$7,538	$7,538	$7,331
		Secured Second Lien Debt (11.5%, 1.0% PIK, Due 12/2019)(D)(G)	9,548	9,548	9,274

				17,086	16,605

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,214 uncalled capital commitment)(H)(M)(O)	781	781	555

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (11.0%, Due 11/2014)(D)	6,699	6,699	3,816

Meridian Rack & Pinion, Inc.(T)	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	4,036
		Preferred Stock (1,449 shares)(F)(H)		1,449	—

				5,589	4,036

Mikawaya	Beverage, food and tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(J)	6,750	6,750	6,750
		Common Stock (450 units)(H)(J)		450	450

				7,200	7,200

Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (11.0%, Due 4/2016)(D)	1,000	1,000	1,104
		Secured First Lien Debt (11.0%, Due 4/2016)(D)	4,125	4,125	2,910
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(D)	4,053	4,053	640

				9,178	4,654

S-F-13

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 1/2020)(D)	8,000	8,000	7,600
		Preferred Stock (4,054,054 shares)(F)(H)		750	1,274

				8,750	8,874

Triple H Food Processors	Beverage, food and tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(J)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(J)	8,000	8,000	8,000
		Common Stock (250,000 units)(H)(J)		250	250

				8,250	8,250

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (10.0%, Due 7/2017)(J)	—	—	—
		Secured First Lien Debt (10.0%, Due 7/2020)(J)	13,000	13,000	13,000

				13,000	13,000

United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $4,000 available (7.0%, Due 2/2018)(D)	—	—	—
		Secured First Lien Debt (9.3%, Due 2/2020)(D)	20,284	20,284	20,030
		Preferred Stock (245 shares)(F)(H)		245	261
		Common Stock (500 shares)(F)(H)		5	64

				20,534	20,355

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $550 available (7.5%, Due 12/2017)(D)	1,450	1,450	1,434
		Secured First Lien Debt (9.75%, Due 12/2019)(D)	9,000	9,000	8,899

				10,450	10,333

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $2,525 available (8.0%, Due 3/2016)(D)	2,475	2,475	2,388
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,750	12,750	12,307
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,748
		Preferred Stock (1,000 shares)(F)(H)		477	477

				22,702	21,920

Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 4/2016)(D)	$4,000	$4,000	$4,013
		Common Stock (58,333 shares)(F)(H)		408	639

				4,408	4,652

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$225,604	$222,369

Syndicated Investments:

S-F-14

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Ameriqual Group, LLC	Beverage, food and tobacco	Secured First Lien Debt (9.0% and 1.3% PIK, Due 3/2016)(E)	$7,367	$7,352	$7,367

Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	700	698	692

First American Payment Systems, L.P.	Finance	Secured Second Lien Debt (10.8%, Due 4/2019)(L)	4,195	4,172	4,006

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,984	2,940

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,989	3,720

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.0% PIK, Due 6/2020)(D)(G)	2,718	2,666	2,715
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,303	2,715

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,436	3,430

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,971	1,720

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,822	4,350

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (13.8% and 1.0% PIK, Due 5/2016)(E)	8,976	8,950	6,911

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	930

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)	3,960	3,839	3,524

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	8,000	7,968	7,960

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,476	4,388

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	389

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$61,451	$55,042

Total Non-Control/Non-Affiliate Investments (represented 75.8% of total investments at fair value)				$287,055	$277,411

AFFILIATE INVESTMENTS(Q) :
Proprietary Investments:

Ashland Acquisition LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	7,017
		Preferred Equity Units (4,400 units)(F)(H)		440	574
		Common Equity Units (4,400 units)(F)(H)		—	238

				7,440	7,829

S-F-15

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Edge Adhesives Holdings LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,123
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,582
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,705

FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(H)(M)(N)		1,634	1,647

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,940
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,920
		Common Stock (152,603 shares)(F)(H)		1,855	2,211

				15,855	16,071

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $1,950 available (6.5%, Due 12/2017)(D)	1,050	1,050	1,049
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,579	10,579	10,566
		Common Units (921,000 units)(F)(H)		921	545

				12,550	12,160

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (9.0%, Due 12/2015)(F)	4,000	4,000	4,000
		Secured First Lien Mortgage Note (9.5%, Due 12/2015)(F)(G)	6,871	6,871	6,871
		Secured First Lien Debt (12.0%, Due 12/2015)(C)(F)	11,392	11,392	9,746
		Secured First Lien Debt (12.5%, Due 12/2015)(F)(G)	6,000	6,000	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				33,632	20,617

Total Affiliate Proprietary Investments (represented 18.1% of total investments at fair value)				$81,427	$66,029

CONTROL INVESTMENTS(R) :
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,385	$6,385	$6,384
		Common Stock (15,500 shares)(F)(H)		1	6,586

				6,386	12,970

Lindmark Acquisition, LLC	Broadcasting and entertainment	Secured First Lien Debt, $0 available (25.0%, Due Upon Demand)(F)(G)	—	—	—
		Success Fee on Secured Second Lien Debt(F)	—	—	20
		Common Stock (100 shares) (F)(H)		317	—

				317	20

S-F-16

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(R) (Continued):
Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $604 available (8.0%, Due 5/2016)(F)(G)	$1,396	$1,396	$1,396
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)	5,000	5,000	2,379
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)	11,948	11,948	5,686
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				35,059	9,461

Total Control Proprietary Investments (represented 6.1% of total investments at fair value)				$41,762	$22,451

TOTAL INVESTMENTS(S)				$410,244	$365,891

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company. Additionally, the majority of the securities listed above, totaling $312.0 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5— Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2015, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.5% of total investments, at fair value, as of September 30, 2015.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2015, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after all other debt holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2015, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New or restructured proprietary investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2015 best represents fair value as of September 30, 2015.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	Subsequent to September 30, 2015, the investment was sold, and as such the fair value as of September 30, 2015 was based upon the sales amount.
(M)	Fair value was based on net asset value provided by the fund as a practical expedient.
(N)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.

S-F-17

(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $70.4 million; cumulative gross unrealized appreciation for federal income tax purposes is $25.7 million. Cumulative net unrealized depreciation is $44.7 million, based on a tax cost of $410.6 million.
(T)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-18

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our revolving line of credit.

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of June 30, 2016 and September 30, 2015, we held no investments in portfolio companies through Gladstone Financial.

The financial statements of Business Loan and Gladstone Financial are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 12—   Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have not included in this prospectus supplement all of

S-F-19

the information and notes required by GAAP for annual financial statements. The accompanying Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in FASB Accounting Standards Codification 946 (“ASC 946”), Financial Services- Investment Companies, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three and nine months ended June 30, 2016, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC on November 23, 2015, as amended on December 29, 2015.

Our accompanying fiscal year-end Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our board of directors (our “Board of Directors”) has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio of investments.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

S-F-20

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

S-F-21

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current reporting quarter (the quarter ended June 30, 2016) are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition Policy

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs, and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if

S-F-22

our qualitative assessment indicates that the borrower is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when a loan’s status significantly improves regarding the debtor’s ability and intent to pay contractual amounts due, or past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectible. As of June 30, 2016, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $26.5 million, or 7.5% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $6.5 million, or 2.3% of the fair value of all debt investments in our portfolio. As of September 30, 2015, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $7.1 million, or 2.2% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Therefore, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of June 30, 2016 and September 30, 2015, we had 11 and 17 original OID loans, respectively, primarily from the syndicated investments in our portfolio. We recorded OID income of $0.1 million during the three and nine months ended June 30, 2016, respectively, as compared to $0.1 and $0.2 million for the three and nine months ended June 30, 2015, respectively. The unamortized balance of OID investments as of June 30, 2016 and September 30, 2015, totaled $0.5 million and $0.6 million, respectively. As of June 30, 2016 and September 30, 2015, we had five and four investments, respectively, with PIK interest. We recorded PIK income totaling $0.6 million and $1.6 million during the three and nine months ended June 30, 2016, respectively and $0.3 and $0.5 million during the three and nine months ended June 30, 2015, respectively. We collected $0 and $0.1 million PIK interest in cash during the three and nine months ended June 30, 2016, respectively, and $0 during the nine months ended June 30, 2015.

Other Income Recognition

We record success fees when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically from an exit or sale. During the nine months ended June 30, 2016 and 2015, we recorded success fee income of $2.8 million and $1.7 million, respectively.

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the nine months ended June 30, 2016 and 2015, we recorded dividend income of $0.3 million and $0.6 million, respectively.

We generally record prepayment fees upon our receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. During the nine months ended June 30, 2016, we recorded $0.2 million in prepayment fees. During the nine months ended June 30, 2015, we did not receive any prepayment fees.

Success fees, dividend income and prepayment fees are all recorded in other income in our accompanying Consolidated Statements of Operations.

S-F-23

Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU-2015-03”), which simplifies the presentation of debt issuance costs. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest – Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements “ (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We are currently assessing the impact of ASU 2015-03 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted. ASU 2015-15 was effective immediately.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. We do not anticipate ASU-2015-02 to have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014–15, “Presentation of Financial Statement—Going Concern (Subtopic 205 – 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), as amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”) and as amended in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), and in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which supersede or replace nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of the new guidance and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting these standards. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, and ASU 2016-12, is effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

S-F-24

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of June 30, 2016 and September 30, 2015, all of our investments were valued using Level 3 inputs and during the three and nine months ended June 30, 2016 and 2015, there were no investments transferred into or out of Levels 1, 2 or 3.

S-F-25

The following table presents our investments carried at fair value as of June 30, 2016 and September 30, 2015, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using Level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	June 30, 2016	September 30, 2015
Non-Control/Non-Affiliate Investments
Secured first lien debt	$139,400	$150,426
Secured second lien debt	77,253	100,039
Unsecured debt	2,924	—
Preferred equity	9,335	23,741
Common equity/equivalents	2,697	3,205

Total Non-Control/Non-Affiliate Investments	$231,609	$277,411

Affiliate Investments
Secured first lien debt	$41,943	$46,953
Secured second lien debt	13,860	13,860
Preferred equity	—	574
Common equity/equivalents	4,892	4,642

Total Affiliate Investments	$60,695	$66,029

Control Investments
Secured first lien debt	$6,800	$9,461
Secured second lien debt	6,304	6,404
Common equity/equivalents	2,818	6,586

Total Control Investments	$15,922	$22,451

Total Investments, at Fair Value	$308,226	$365,891

S-F-26

In accordance with the FASB’s ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Reporting Standards (“IFRS”), (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2016 and September 30, 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant unobservable Level 3 inputs as they relate to our fair value measurements.

	Quantitative Information about Level 3 Fair Value Measurements
					Range / Weighted Average(D) as of
	June 30, 2016	September 30, 2015	Valuation Technique/ Methodology	Unobservable Input	June 30, 2016	September 30, 2015
Secured first lien debt(A)	$142,652	$130,900	Yield Analysis	Discount Rate	8.7% – 18.9% / 12.0%	6.6% – 30.0% / 13.0%
	42,851	58,138	TEV	EBITDA multiple	6.2x – 8.2x / 6.4x	2.4x – 7.4x / 6.3x
				EBITDA	$1,093 - $4,394 / $1,385	$1,333 – $55,042 / $7,895
				Revenue multiple	0.4x – 0.4x / 0.4x	0.3x – 0.8x / 0.7x
				Revenue	$7,814 – $7,814 / $7,814	$1,838 – $6,387 / $2,968
				Discount Rate	13.8% – 13.8% / 13.8%	—
	2,640	17,802	Market Quote	IBP	67.0% – 67.0% / 67.0%	77.0% – 100.0% / 87.7%
Secured second lien debt(B)	72,746	72,624	Yield Analysis	Discount Rate	11.5% – 26.7% / 16.4%	10.2% – 16.2% / 13.9%
	18,366	34,525	Market Quote	IBP	40.0% – 100.0% / 79.2%	78.0% – 99.5% / 94.9%
	6,305	13,154	TEV	EBITDA multiple	4.8x – 4.8x / 4.8x	5.0x – 6.4x / 5.7x
				EBITDA	$2,437 – $2,437 / $2,437	$3,740 – $6,878 / $5,353
Unsecured debt	2,924	—	Yield Analysis	Discount Rate	10.1% – 10.1% / 10.1%	—
Preferred and common equity / equivalents(C)	17,719	36,547	TEV	EBITDA multiple	4.0x – 8.2x / 6.3x	2.4x – 7.7x / 6.3x
				EBITDA	$1,093 – $79,086 / $5,459	$249 – $55,042 / $9,258
	2,023	2,201	Investments in Funds (E)

Total Investments, at Fair Value	$308,226	$365,891

(A)	Fair value as of June 30, 2016 includes one new proprietary debt investment for $30.0 million that was valued at cost. Fair value as of September 30, 2015 includes three new proprietary debt investments totaling $28.8 million and one restructured proprietary debt investment for $2.4 million, which were all valued at cost, and two proprietary investments, which were valued at payoff amounts totaling $28.2 million.
(B)	Fair value as of September 30, 2015 includes one new proprietary debt investment for $6.8 million, which was valued at cost, and one syndicated investment which was valued at the payoff amount of $4.0 million.
(C)	Fair value as of September 30, 2015 includes three new proprietary equity investments totaling $1.4 million, which were all valued at cost.
(D)	The weighted average calculations are based on the principal balances for all debt related calculations and on the cost basis for all equity-related calculations for the particular input.
(E)	Fair value as of June 30, 2016 and September 30, 2015 is based on net asset value as a practical expedient and is not subject to leveling within the fair value hierarchy.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in

S-F-27

isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage, or a decrease or increase in EBITDA or EBITDA multiples (or revenue or revenue multiples), may result in a corresponding decrease or increase, in the fair value of certain of our investments.

The following tables provide the changes in fair value, broken out by security type, during the three and nine months ended June 30, 2016 and 2015 for all investments for which we determine fair value using unobservable (Level 3) inputs.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

FISCAL YEAR 2016: Three Months Ended June 30, 2016	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of March 31, 2016	$182,660	$91,955	$—	$7,263	$11,550	$293,428
Total gains (losses):
Net realized loss(A)	—	—	—	(80)	(4)	(84)
Net unrealized (depreciation) appreciation(B)	(28)	454	4	1,962	(1,128)	1,264
Reversal of prior period net depreciation on realization(B)	(390)	—	—	(169)	(13)	(572)
New investments, repayments and settlements:(C)
Issuances/originations	31,733	2,044	71	137	580	34,565
Settlements/repayments	(8,944)	(11,078)	3	(440)	—	(20,459)
Net proceeds from sales	—	—	—	80	4	84
Transfers	(16,888)	14,042	2,846	582	(582)	—

Fair Value as of June 30, 2016	$188,143	$97,417	$2,924	$9,335	$10,407	$308,226

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Nine Months Ended June 30, 2016	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2015	$206,840	$120,303	$—	$24,315	$14,433	$365,891
Total gains (losses):
Net realized (loss) gain(A)	(6,568)	(167)	—	16,959	(387)	9,837
Net unrealized (depreciation) appreciation(B)	(12,405)	(6,979)	4	1,762	(6,677)	(24,295)
Reversal of prior period net depreciation (appreciation) on realization(B)	6,209	147	—	(16,178)	370	(9,452)
New investments, repayments and settlements:(C)
Issuances/originations	62,157	2,280	71	339	3,246	68,093
Settlements/repayments	(49,380)	(32,202)	3	(440)	—	(82,019)
Net proceeds from sales	(1,822)	(7)	—	(18,004)	4	(19,829)
Transfers	(16,888)	14,042	2,846	582	(582)	—

Fair Value as of June 30, 2016	$188,143	$97,417	$2,924	$9,335	$10,407	$308,226

S-F-28

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

FISCAL YEAR 2015: Three Months Ended June 30, 2015	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of March 31, 2015	$194,644	$128,777	$25,402	$14,817	$363,640
Total gains (losses):
Net realized (loss) gain(A)	(1,334)	191	—	—	(1,143)
Net unrealized (depreciation) appreciation(B)	(4,700)	3,172	2,123	(3,898)	(3,303)
Reversal of prior period net deprecation (appreciation) on realization(B)	2,294	(138)	—	—	2,156
New investments, repayments and settlements:(C)
Issuances/originations	1,045	289	200	125	1,659
Settlements/repayments	(1,953)	(2,933)	(79)	—	(4,965)
Net Proceeds from Sales	(4,692)	(6,136)	—	—	(10,828)
Transfers	—	(2,636)	—	2,636	—

Fair Value as of June 30, 2015	$185,304	$120,586	$27,646	$13,680	$347,216

Nine Months Ended June 30, 2015	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2014	$118,414	$135,887	$13,684	$13,301	$281,286
Total gains (losses):
Net realized (loss) gain(A)	(1,334)	(11,955)	(2,175)	1,440	(14,024)
Net unrealized (depreciation) appreciation(B)	(8,321)	(2,804)	12,131	(2,362)	(1,356)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,294	12,489	2,175	(1,440)	15,518
New investments, repayments and settlements:(C)
Issuances/originations	71,078	18,789	2,244	2,117	94,228
Settlements/repayments	(3,471)	(5,577)	(413)	(434)	(9,895)
Net proceeds from sales	(4,692)	(12,271)	—	(1,578)	(18,541)
Transfers	—	(2,636)	—	2,636	—

Fair Value as of June 30, 2015	$173,968	$131,922	$27,646	$13,680	$347,216

(A)	Included in net realized gain (loss) on our accompanying Consolidated Statements of Operations for the three and nine months ended June 30, 2016 and 2015.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Consolidated Statements of Operations for the three and nine months ended June 30, 2016 and 2015.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts, and PIK interest, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Investment Activity

Proprietary Investments

As of June 30, 2016 and September 30, 2015, we held 31 and 33 proprietary investments with an aggregate fair value of $280.1 million and $310.9 million, or 90.9% and 85.0% of the total portfolio at fair value, respectively. The following significant proprietary investment transactions occurred during the nine months ended June 30, 2016:

•	In October 2015, Allison Publications, LLC paid off at par for proceeds of $8.2 million.

•	In October 2015, we sold our investment in Funko, which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $16.9 million. In connection with the sale, we received

S-F-29

net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, receivables of $3.1 million, recorded within other assets, net on the accompanying Consolidated Statement of Assets and Liabilities , and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability for the net unrealized built-in gain of $9.8 million that was realized upon the sale, of which $6.3 million has been subsequently paid. The remaining tax liability of $3.5 million is included within other liabilities on the accompanying Consolidated Statement of Assets and Liabilities as of June 30, 2016.

•	In November 2015, we restructured our investment in Legend Communications of Wyoming, LLC (“Legend”) resulting in a $2.7 million pay down on the existing loan and a new $3.8 million investment in Drumcree, LLC, which is listed separately on the accompanying Consolidated Statement of Investments as of December 31, 2015. In March 2016, Legend paid off at par for proceeds of $4.0 million.

•	In December 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland was on non-accrual status at the time of the sale.

•	In January 2016, we invested $8.5 million in LCR Contractors, Inc. through secured first lien debt.

•	In March 2016, we invested $10.0 million in Travel Sentry, Inc. through secured first lien debt.

•	In March 2016, J. America paid off at par for proceeds of $5.1 million.

•	In April 2016, we received net proceeds of $8.0 million related to the sale of Ashland Acquisition LLC, which resulted in a realized gain of approximately $0.1 million.

•	In June 2016, we invested $30.0 million in IA Tech, LLC through secured first lien debt.

Syndicated Investments

As of June 30, 2016 and September 30, 2015, we held 12 and 15 syndicated investments with an aggregate fair value of $28.1 million and $55.0 million, or 9.1% and 15.0% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the nine months ended June 30, 2016:

•	In October 2015, Ameriqual Group, LLC paid off at par for proceeds of $7.4 million.

•	In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

•	In February 2016, our investment in Targus Group International, Inc. (“Targus”) was restructured, which resulted in a realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Statement of Investments as of June 30, 2016.

•	In May 2016, we invested $2.0 million in Netsmart Technologies, Inc. through secured second lien debt.

•	In June 2016, Vision Solutions, Inc. paid off at par for proceeds of $8.0 million.

•	In June 2016, GTCR Valor Companies, Inc. paid off at par for proceeds of $3.0 million.

Investment Concentrations

As of June 30, 2016, our investment portfolio consisted of investments in 43 companies located in 20 states across 20 different industries, with an aggregate fair value of $308.2 million. The five largest investments at fair value as of June 30, 2016, totaled $104.5 million, or 33.9% of our total investment portfolio as of June 30, 2016,

S-F-30

as compared to $109.6 million, or 30.0% of our total investment portfolio as of September 30, 2015. Our average investment by obligor was $9.0 million at cost as of June 30, 2016, compared to $8.5 million at cost as of September 30, 2015. The following table outlines our investments by security type as of June 30, 2016 and September 30, 2015:

	June 30, 2016				September 30, 2015
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Secured first lien debt	$235,548	61.0%	$188,143	61.0%	$248,050	60.5%	$206,840	56.5%
Secured second lien debt	109,822	28.4	97,417	31.6	125,875	30.7	120,303	32.9
Unsecured debt	2,919	0.8	2,924	1.0	—	—	—	—

Total Debt Investments	348,289	90.2	288,484	93.6	373,925	91.2	327,143	89.4
Preferred equity	23,581	6.1	9,335	3.0	24,145	5.8	24,315	6.6
Common equity/equivalents	14,456	3.7	10,407	3.4	12,174	3.0	14,433	4.0

Total Equity Investments	38,037	9.8	19,742	6.4	36,319	8.8	38,748	10.6

Total Investments	$386,326	100%	$308,226	100%	$410,244	100.0%	$365,891	100.0%

Investments at fair value consisted of the following industry classifications as of June 30, 2016 and September 30, 2015:

	June 30, 2016		September 30, 2015
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/conglomerate manufacturing	$54,061	17.5%	$56,504	15.4%
Diversified/conglomerate service	53,816	17.4	13,763	3.8
Healthcare, education, and childcare	44,947	14.6	44,994	12.3
Oil and gas	43,954	14.3	51,110	14.0
Diversified natural resources, precious metals and minerals	15,499	5.0	16,072	4.4
Beverage, food, and tobacco	15,318	5.0	22,817	6.2
Automobile	13,590	4.4	17,699	4.8
Cargo transportation	12,870	4.2	13,434	3.7
Buildings and real estate	11,235	3.6	2,385	0.6
Leisure, Amusement, Motion Pictures, Entertainment	8,730	2.8	8,500	2.3
Printing and publishing	6,800	2.2	25,452	7.0
Telecommunications	5,670	1.8	5,865	1.6
Broadcast and entertainment	4,682	1.5	5,235	1.4
Textiles and leather	4,170	1.4	6,911	1.9
Machinery	3,373	1.1	—	—
Finance	2,650	0.9	8,356	2.3
Electronics	2,630	0.9	13,550	3.7
Personal and non-durable consumer products	326	0.1	43,418	11.9
Other, < 1.0%(A)	3,905	1.3	9,826	2.7

Total Investments	$308,226	100.0%	$365,891	100.0%

(A)	No individual industry within this category exceeds 1.0% of the total fair value as of the respective periods.

S-F-31

Investments at fair value were included in the following geographic regions of the U.S. as of June 30, 2016 and September 30, 2015:

	June 30, 2016		September 30, 2015
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$142,285	46.2%	$117,367	32.1%
Midwest	80,864	26.2	124,924	34.1
West	64,064	20.8	112,575	30.8
Northeast	21,013	6.8	11,025	3.0

Total Investments	$308,226	100.0%	$365,891	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may also have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2016:

		Amount(A)
For the remaining three months ending September 30:	2016	$38,702
For the fiscal year ending September 30:	2017	43,464
	2018	28,833
	2019	45,661
	2020	91,225
	Thereafter	100,877

	Total contractual repayments	$348,762
	Equity investments	38,036
	Adjustments to cost basis on debt investments	(472)

	Cost basis of investments held at June 30, 2016:	$386,326

(A)	Subsequent to June 30, 2016, one debt investment with a principal balance of $29.0 million which previously had a maturity date during the fiscal year ending September 30, 2016, was extended to mature during the fiscal year ended September 30, 2018.

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we have incurred on behalf of portfolio companies and are included in other assets, net on our accompanying Consolidated Statements of Assets and Liabilities. As of June 30, 2016 and September 30, 2015, we had gross receivables from portfolio companies of $0.8 million and $0.6 million, respectively. There was no allowance for uncollectible receivables from portfolio companies as of June 30, 2016 and September 30, 2015, respectively. In addition, as of September 30, 2015, we recorded an allowance for uncollectible interest receivables of $1.2 million, which is reflected in interest receivable, net on our accompanying Consolidated Statements of Assets and Liabilities. There was no allowance for uncollectible interest receivables as of June 30, 2016. We generally maintain allowances for uncollectible interest or other receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined based upon management’s judgment that the portfolio company is unable to pay its obligations.

S-F-32

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at the same time we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 12, 2016, our Board of Directors unanimously approved the annual renewal of the Advisory Agreement through August 31, 2017.

In addition to the base management fee and incentive fee paid pursuant to the Advisory Agreement, we pay the Adviser a loan servicing fee for its role of servicer pursuant to our revolving line of credit. The entire loan servicing fee paid to the Adviser by Business Loan is voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes fees paid to the Adviser, including the base management fee, incentive fee, and loan servicing fee and associated voluntary, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2016	2015	2016	2015
Average total assets subject to base management fee(A)	$312,914	$371,800	$324,419	$350,450
Multiplied by prorated annual base management fee of 1.75%-2.0%	0.4375%	0.5%	1.3125%	1.5%

Base management fee(B)	$1,369	$1,859	$4,258	$5,257
Portfolio company fee credit	(319)	(73)	(553)	(840)
Senior syndicated loan fee credit	(17)	(41)	(73)	(120)

Net Base Management Fee	$1,033	$1,745	$3,632	$4,297

Loan servicing fee(B)	896	1,015	2,876	2,802
Credit to base management fee—loan servicing fee(B)	(896)	(1,015)	(2,876)	(2,802)

Net Loan Servicing Fee	$—	$—	$—	$—

Incentive fee(B)	1,187	1,021	3,369	2,866
Incentive fee credit	(160)	(754)	(1,110)	(754)

Net Incentive Fee	$1,027	$267	$2,259	$2,112

Portfolio company fee credit	(319)	(73)	(553)	(840)
Senior syndicated loan fee credit	(17)	(41)	(73)	(120)
Incentive fee credit	(160)	(754)	(1,110)	(754)

Credits to Fees From Adviser—other(B)	$(496)	$(868)	$(1,736)	$(1,714)

S-F-33

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statements of Operations.

Base Management Fee

On October 13, 2015, we amended our existing advisory agreement with the Adviser to reduce the base management fee under the agreement from 2.00% per annum (0.50% per quarter) of average total assets (excluding cash or equivalents) to 1.75% per annum (0.4375% per quarter) effective July 1, 2015. All other terms of the advisory agreement remained unchanged. The amendment was approved unanimously by our Board of Directors.

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $35 and $0.1 million for the three and nine months ended June 30, 2016 and $44 and $93 for the three and nine months ended June 30, 2015, respectively, is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit from the Adviser to reduce the annual base management fee on senior syndicated loan participations to 0.50%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for each of the nine months ended June 30, 2016 and 2015.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our

S-F-34

net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through June 30, 2016, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid since our inception through June 30, 2016.

Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the nine months ended June 30, 2016 and 2015.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower pursuant to our line of credit), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our line of credit. As discussed above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee otherwise due to the Adviser under the Advisory Agreement. These loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us (against the base management fee) by the Adviser.

S-F-35

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 12, 2016, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2017.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. Gladstone Securities received fees from portfolio companies totaling $0.3 million and $0.4 million during the three and nine months ended June 30, 2016, respectively, and $0.3 million and $0.7 million during the three and nine months ended June 30, 2015, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	June 30, 2016	September 30, 2015
Base management fee	$137	$60
Loan servicing fee	200	241
Net incentive fee	1,027	603

Total fees due to Adviser	1,364	904
Fee due to Administrator	287	250

Total Related Party Fees Due	$1,651	$1,154

In addition to the above fees, other operating expenses due to the Adviser as of June 30, 2016 and September 30, 2015, totaled $3 and $7, respectively. In addition, other net co-investment expenses (for reimbursement purposes) receivable from or payable to Gladstone Investment Corporation, one of our affiliated funds, totaled a receivable of $0.1 million and a payable of $0.1 million as of June 30, 2016 and September 30, 2015, respectively. These amounts were received or paid in full in the quarter subsequent to being incurred and have been included in other assets, net and other liabilities, as appropriate, on the Consolidated Statements of Assets and Liabilities as of June 30, 2016 and September 30, 2015, respectively .

S-F-36

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Facility (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day London Interbank Offered Rate (“LIBOR”) from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. Our Credit Facility was arranged by KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, through Business Loan, we entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of June 30, 2016 and September 30, 2015 and during the three and nine months ended June 30, 2016 and 2015:

	June 30, 2016	September 30, 2015
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	73,300	127,300
Availability(A)	19,397	22,360

	For the Three Months Ended June 30,		For the Nine Months Ended June 30,
	2016	2015	2016	2015
Weighted average borrowings outstanding, at cost	$52,481	$109,792	$59,824	$84,748
Weighted average interest rate(B)	4.9%	3.8%	4.6%	4.3%
Commitment (unused) fees incurred	$147	$42	$417	$314

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

S-F-37

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $214.5 million as of June 30, 2016, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of June 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.8 million, asset coverage on our “senior securities representing indebtedness” of 430.9%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 31 obligors in our Credit Facility’s borrowing base as of June 30, 2016. As of June 30, 2016, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At each of June 30, 2016 and September 30, 2015, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding decrease or increase, respectively, in the fair value of our Credit Facility. At each of June 30, 2016 and September 30, 2015, our Credit Facility was valued using Level 3 inputs and any changes in our credit facility’s fair value is recorded in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of June 30, 2016 and September 30, 2015, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three and nine months ended June 30, 2016 and 2015:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	June 30, 2016	September 30, 2015
Credit Facility	$73,300	$127,300

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)
	Three Months Ended June 30,
	2016	2015
Fair value as of March 31, 2016 and 2015, respectively	$57,300	$114,793
Borrowings	41,000	15,500
Repayments	(25,000)	(25,000)
Net unrealized depreciation(A)	—	(693)

Fair Value as of June 30, 2016 and 2015, respectively	$73,300	$104,600

S-F-38

	Nine Months Ended June 30,
	2016	2015
Fair value as of September 30, 2015 and 2014, respectively	$127,300	$38,013
Borrowings	77,000	109,000
Repayments	(131,000)	(41,100)
Net unrealized depreciation(A)	—	(1,313)

Fair Value as of June 30, 2016 and 2015, respectively	$73,300	$104,600

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations for the three and nine months ended June 30, 2016 and 2015.

The fair value of the collateral under our Credit Facility totaled approximately $259.4 million and $312.0 million as of June 30, 2016 and September 30, 2015, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which are recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the redemption period ending June 30, 2021.

The shares of our Series 2021 Term Preferred Stock have a mandatory redemption date of June 30, 2021, and are traded under the ticker symbol “GLADO” on the NASDAQ Global Select Market. Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200% on our “senior securities that are stock” (which is currently only our Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017.

The asset coverage on our “senior securities that are stock” as of June 30, 2016 was 235.4%, calculated in accordance with Sections 18 and 61 of the 1940 Act. If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of June 30, 2016, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

S-F-39

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.1406250
	October 7, 2014	November 17, 2014	November 26, 2014	0.1406250
	October 7, 2014	December 19, 2014	December 31, 2014	0.1406250
	January 13, 2015	January 23, 2015	February 3, 2015	0.1406250
	January 13, 2015	February 18, 2015	February 27, 2015	0.1406250
	January 13, 2015	March 20, 2015	March 31, 2015	0.1406250
	April 14, 2015	April 24, 2015	May 5, 2015	0.1406250
	April 14, 2015	May 19, 2015	May 29, 2015	0.1406250
	April 14, 2015	June 19, 2015	June 30, 2015	0.1406250

	Nine Months Ended June 30, 2015:			$1.2656250

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.1406250
	October 13, 2015	November 17, 2015	November 30, 2015	0.1406250
	October 13, 2015	December 18, 2015	December 31, 2015	0.1406250
	January 12, 2016	January 22, 2016	February 2, 2016	0.1406250
	January 12, 2016	February 18, 2016	February 29, 2016	0.1406250
	January 12, 2016	March 21, 2016	March 31, 2016	0.1406250
	April 12, 2016	April 22, 2016	May 2, 2016	0.1406250
	April 12, 2016	May 19, 2016	May 31, 2016	0.1406250
	April 12, 2016	June 17, 2016	June 30, 2016	0.1406250

	Nine Months Ended June 30, 2016:			$1.2656250

In accordance with ASC 480, “Distinguishing Liabilities from Equity ,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock at cost as of June 30, 2016 and September 30, 2015. The related distribution payments to preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value, based on the last quoted closing price for our Series 2021 Term Preferred Stock, as of June 30, 2016 and September 30, 2015, was approximately $61.4 million and $62.4 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2016 and 2015, was $3.1 million. For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

S-F-40

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

Registration Statement

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 18, 2015, and subsequently filed Pre-Effective Amendment No. 1 on March 17, 2016 and Pre-Effective Amendment No. 2 on March 29, 2016, which the SEC declared effective on March 29, 2016. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities.

Common Stock Offerings

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements, for net proceeds, after deducting underwriting discounts and offering costs borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements during the nine months ended June 30, 2016.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.0 million. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million.

Share Repurchases

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during open trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and amounts of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. The repurchase program does not obligate us to acquire any particular number of shares of common stock. The termination date is the earlier of repurchasing the total authorized amount of $7.5 million or January 31, 2017. During the nine months ended June 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in gross purchases of $0.6 million.

S-F-41

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the three and nine months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2016	2015	2016	2015
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per common share	$5,516	$3,307	$(9,328)	$13,180
Denominator for basic and diluted weighted average common shares	23,363,952	21,123,202	23,145,842	21,045,014

Basic and diluted net increase (decrease) in net assets resulting from operations per common share	$0.24	$0.16	$(0.40)	$0.63

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute on an annual basis to our stockholders 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. The amount to be paid out as distributions to our common stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of our investment company taxable income. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

The federal income tax characterization of all distributions is reported to our stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For each of the twelve months ended December 31, 2015, 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. For each of the nine months ended September 30, 2014, 100.0% of our common distributions were deemed to be paid from a return of capital and for each of the three months ended December 31, 2014, 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. In determining the characterization of distributions, the Internal Revenue Code Section 316(b)(4) allows RICs to apply current earnings and profits first to distributions made during the portion of the tax year prior to January 1, which in our case would be the three months ended December 31. The return of capital in the 2014 calendar year for Form 1099 reporting purposes resulted primarily from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

We paid the following monthly distributions to common stockholders for the nine months ended June 30, 2016 and 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.07
	October 13, 2015	November 17, 2015	November 30, 2015	0.07
	October 13, 2015	December 18, 2015	December 31, 2015	0.07
	January 12, 2016	January 22, 2016	February 2, 2016	0.07
	January 12, 2016	February 18, 2016	February 29, 2016	0.07
	January 12, 2016	March 21, 2016	March 31, 2016	0.07
	April 12, 2016	April 22, 2016	May 2, 2016	0.07
	April 12, 2016	May 19, 2016	May 31, 2016	0.07
	April 12, 2016	June 17, 2016	June 30, 2016	0.07

	Nine Months Ended June 30, 2016:			$0.63

S-F-42

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.07
	October 7, 2014	November 17, 2014	November 26, 2014	0.07
	October 7, 2014	December 19, 2014	December 31, 2014	0.07
	January 13, 2015	January 23, 2015	February 3, 2015	0.07
	January 13, 2015	February 18, 2015	February 27, 2015	0.07
	January 13, 2015	March 20, 2015	March 31, 2015	0.07
	April 14, 2015	April 24, 2015	May 5, 2015	0.07
	April 14, 2015	May 19, 2015	May 29, 2015	0.07
	April 14, 2015	June 19, 2015	June 30, 2015	0.07

	Nine Months Ended June 30, 2015:			$0.63

Aggregate distributions declared and paid to our common stockholders for the nine months ended June 30, 2016 and 2015, were each approximately $14.6 million and $13.3 million, respectively, and were declared based on estimates of investment company taxable income for the respective periods. For our federal income tax reporting purposes, we determine the tax characterization of our common stockholder distributions at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization. For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock distributions), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year.

For the nine months ended June 30, 2016 and the fiscal year ended September 30, 2015, we recorded the following adjustments for book-tax differences to reflect tax character.

	Nine Months Ended June 30, 2016	Year Ended September 30, 2015
Under distributed net investment income	$6,140	$387
Accumulated net realized losses	(7,995)	(387)
Capital in excess of par value	1,855	—

NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of June 30, 2016 and September 30, 2015, we have not established reserves for such loss contingencies.

Financial Commitments and Obligations

We have lines of credit, a delayed draw term loan, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loan and the uncalled capital commitment as of June 30, 2016 and September 30, 2015 to be immaterial.

S-F-43

The following table summarizes the amounts of our unused lines of credit and delayed draw term loan and uncalled capital commitment, at cost, as of June 30, 2016 and September 30, 2015, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities :

	June 30, 2016	September 30, 2015
Unused line of credit commitments and delayed draw term loan	$6,392	$14,655
Uncalled capital commitment	1,979	2,214

Total	$8,371	$16,869

NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,		Nine Months Ended June 30,
	2016	2015	2016	2015
Per Common Share Data(A) :
Net asset value at beginning of period(A)	$7.92	$9.55	$9.06	$9.51

Net investment income(B)	0.21	0.23	0.63	0.58
Net realized (loss) gain on investments(B)	—	(0.05)	0.42	(0.69)
Net unrealized appreciation (depreciation) of investments(B)	0.03	(0.06)	(1.46)	0.67
Net unrealized appreciation of other(B)	—	0.04	—	0.07
Distributions to common stockholders from net investment income(A)(C)	(0.21)	(0.21)	(0.49)	(0.63)
Distributions to common stockholders from realized gains(A)(C)	—	—	(0.14)	—
Issuance of common stock	—	0.03	—	0.06
Repurchase of common stock	0.01	—	0.02	—
Offering costs for issuance of common stock	—	—	(0.05)	(0.01)
Dilutive effect of common stock issuance(D)	—	(0.03)	(0.05)	(0.06)
Other, net (E)	(0.01)	(0.01)	0.01	(0.01)

Net asset value at end of period(A)	$7.95	$9.49	$7.95	$9.49

Market value at beginning of period	$7.45	$8.27	$8.13	$8.77
Market value at end of period	7.24	7.90	7.24	7.90
Total return(F)	(0.01)%	(8.01)%	(3.04)%	(5.40)%
Common shares outstanding at end of period	23,344,422	21,131,622	23,344,422	21,131,622
Statement of Assets and Liabilities Data:
Net assets at end of period	$185,514	$200,643	$185,514	$200,643
Average net assets(G)	185,959	201,891	194,030	199,206
Senior Securities Data:
Borrowings under Credit Facility, at cost	73,300	104,600	73,300	104,600
Mandatorily redeemable preferred stock	61,000	61,000	61,000	61,000
Ratios/Supplemental Data:
Ratio of net expenses to average net assets-annualized(H)(I)	10.62%	10.10%	10.16%	10.49%
Ratio of net investment income to average net assets-annualized(J)	10.55	9.58	10.02	8.18

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per common share data.

S-F-44

(C)	The tax character of distributions is determined based on investment company taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the fiscal quarter ended December 31, 2015, the dilution was a result of issuing 2.3 million shares of common stock in an overnight offering at a public offering price of $8.55 per share, which was below the then current NAV of $9.06 per share.
(E)	Represents the impact of the different share amounts (weighted average basic common shares outstanding for the corresponding period and actual common shares outstanding at the end of the corresponding period) in the Per Common Share Data calculations and rounding impacts.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account common stockholder distributions reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common stockholder distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders . Total return is not annualized.
(G)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any credits to the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.97% and 10.92% for the three and nine months ended June 30, 2016, respectively and 11.59% and 10.99% for the three and nine months ended June 30, 2015, respectively.
(J)	Had we not received any credits to the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 10.21% and 9.26% for the three and nine months ended June 30, 2016, respectively and 8.09% and 7.67% for the three and nine months ended June 30, 2015, respectively.

NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Under ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We had two unconsolidated subsidiaries, Defiance Integrated Technologies, Inc. (“Defiance”) and Sunshine Media Holdings, that met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of June 30, 2016 or September 30, 2015 or during at least one of the nine month periods ended June 30, 2016 and 2015. Accordingly, summarized, comparative financial information, in aggregate, is presented below for the nine months ended June 30, 2016 and 2015 for our unconsolidated significant subsidiaries.

	Nine Months Ended June 30,
Income Statement	2016	2015
Net sales	$29,253	$33,770
Gross profit	7,545	9,623
Net loss	(830)	(1,017)

NOTE 13. SUBSEQUENT EVENTS

Portfolio Activity

On August 2, 2016, we invested $10.0 million in Merlin International, Inc. through secured second lien debt.

S-F-45

Distributions to Stockholders

In July 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
July 22, 2016	August 2, 2016	$0.07	$0.140625
August 22, 2016	August 31, 2016	0.07	0.140625
September21, 2016	September 30, 2016	0.07	0.140625

	Total for the Quarter:	$0.21	$0.421875

S-F-46

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common or preferred stock, or debt securities, or concurrent, separate offerings of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, to or through underwriters or dealers, “at the market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLAD.” As of March 16, 2016, the last reported sales price for our common stock was $7.56. Our 6.75% Series 2021 Term Preferred Stock, or our Series 2021 Term Preferred Stock, is also traded on the NASDAQ under the symbol “GLADO.” As of March 16, 2016, the last reported sales price for our Series 2021 Term Preferred Stock was $24.69.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or by calling us collect at (703) 287-5800 or on our website at www.gladstonecapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors ,” which begins on page 13. Common shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 29, 2016

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies.

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We intend to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of December 31, 2015, we have not made any investments in portfolio companies through Gladstone Financial.

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of December 31, 2015, our investment portfolio was made up of approximately 90.62% in debt investments and 9.4% in equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of December 31, 2015, our investment portfolio consisted of investments in 44 companies located in 20 states in 20 different industries with an aggregate fair value of $299.7 million. Since our initial public offering in 2001 through December 31, 2015, we have made 399 different loans to, or investments in, 197 companies for a total of approximately $1.4 billion, before giving effect to principal repayments on investments and divestitures. We have made 155 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $261.6 million or $15.49 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private U.S. companies:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

The Adviser is our affiliate, investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, the Administrator, employs, among others, our chief financial officer and treasurer, chief accounting officer, chief compliance officer, chief valuation officer, general counsel and secretary (who also serves as our Administrator’s president) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the following of our affiliates: Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded BDC and RIC; Gladstone Land, a publicly traded real estate investment trust that invests in farmland and farm related property; the Adviser; and the Administrator. Our chief financial officer and treasurer is also the chief accounting officer of the Adviser and acting principal financial officer of Gladstone Investment through December 2015. Our president is also an executive managing director of the Adviser. David Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The investment advisory and management agreement was further amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GLAD

6.75% Series 2021 Term Preferred Stock Trading Symbol (NASDAQ)	GLADO

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. In May 2014 we issued, and in June 2014 we made our first distribution on our Series 2021 Term Preferred Stock and have paid monthly distributions thereafter. The amount of monthly distributions on our capital stock is generally determined by our Board of Directors on a quarterly basis and is based on management’s estimate of the fiscal year’s taxable income. See “Price Range of Common Stock and Distributions.” Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. Such return of capital distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. See “Risk Factors—Risks Related to an Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital.” Certain additional amounts may be deemed as distributed to common stockholders for income tax purposes and may also constitute a return of capital. Other types of securities we might offer will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute, for each of our taxable years, at least 90.0% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A classified board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws.”

Dividend Reinvestment Plan

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.” There is no dividend reinvestment plan for our Series 2021 Term Preferred Stock.

Management Arrangements	Gladstone Management Corporation serves as the investment adviser, and Gladstone Administration, LLC serves as the Administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and the contractual arrangements with these companies, see “Management—Certain Transactions.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages are annualized and have been calculated based on actual expenses incurred in the quarter ended December 31, 2015 and average net assets attributable to common stockholders for the quarter ended December 31, 2015.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3) :
Base management fee(4)	2.98%
Loan servicing fee(5)	1.97%
Incentive fee (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.18%
Interest payments on borrowed funds(7)	1.86%
Dividend expense on mandatorily redeemable preferred stock(8)	2.18%
Other expenses(9)	1.90%

Total annual expenses	13.07%

(1)	The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “other expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	The percentages presented in this table are gross of credits to any fees.
(4)	In accordance with the investment advisory and management agreement (the “Advisory Agreement”), our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In accordance with the requirements of the SEC, the table above shows Gladstone Capital’s base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.98% of the average net assets as of December 31, 2015 by dividing the total dollar amount of the management fee by Gladstone Capital’s average net assets.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are voluntarily, irrevocably and unconditionally credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended December 31, 2015, the base management fee credit was $0.1 million. Total annualized expenses, based on actual amounts incurred for the quarter ended December 31, 2015, would be $26.8 million. See “Management—Certain Transactions.”

(5)	In addition, the Adviser services, administers and collects on the loans held by Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with our fifth amended and restated credit agreement for our revolving line of credit (the “Credit Facility”). For the three months ended December 31, 2015, the total loan servicing fee was $1.0 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 6 below.
(6)	In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 4 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through December 31, 2015.

From time to time, the Adviser has voluntarily, irrevocably and unconditionally agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended December 31, 2015, the incentive fee credit was $0.3 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future.

After all voluntary credits described in this footnote, footnote 4 above, and footnote 5 above are applied to the base management fee, the loan servicing fee and the incentive fee, the total expenses after fee credits as a percentage of net assets would be 10.34% for the quarter ended December 31, 2015. Total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended December 31, 2015, would be $21.2 million.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of December 31, 2015, we had $57.5 million in borrowings outstanding on our Credit Facility.
(8)	Includes amortization of deferred financing costs related to our Series 2021 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended December 31, 2015. See “Description of Our Securities—Preferred Stock—Series 2021 Term Preferred Stock” for additional information.
(9)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement.”

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our quarterly operating expenses would remain at the levels set forth in the table above and are gross of credits to any fees. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$137	$377	$576	$941
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$146	$397	$602	$966

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains based incentive fee is payable.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the NASDAQ and our corporate website is located at www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus and the applicable prospectus supplement before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities and NAV of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Economy

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the adverse effects of these conditions have abated to a degree, global financial markets experienced significant volatility following the downgrade by Standard & Poor’s on August 5, 2011 of the long-term credit rating of U.S. Treasury debt from AAA to AA+. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and subsequent approval of the specific issuance by our Board of Directors. In addition, our ability to incur additional indebtedness or issue additional preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness under our revolving line of credit or issue additional preferred stock. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, and senior and junior secured debt securities and loans, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our common stock to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our common stock and preferred stock to decrease.

A further downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.

Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its AA+ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the U.S.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The recent volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Our portfolio includes a high concentration of oil and gas companies with the fair value of our investments in the oil and gas industry representing approximately $47.6 million, or 15.9% of our total portfolio at fair value as of December 31, 2015. These businesses are heavily dependent upon the prices of, and demand for, oil and natural gas, which have recently declined significantly and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

•	Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus any economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of December 31, 2015, one portfolio company was partially on non-accrual status with an aggregate debt cost basis of approximately $22.6 million, or 6.7% of the cost basis of all debt investments in our portfolio. While we are working with the portfolio company to improve its profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•

Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•	Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of small and medium-sized private companies typically are not rated by a credit rating agency. Typically a small or medium-sized private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments, based on the Policy. Our Board of Directors reviews valuation recommendations that are provided by the Valuation Team. In valuing our investment portfolio, several techniques are used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third party assessments. Currently, Standard & Poor’s Securities Evaluation, Inc. provides estimates of fair value on our proprietary debt investments and we use another independent valuation firm to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, other factors are considered when determining fair value of our investments, including but limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current three month reporting period ended December 31, 2015 are generally valued at original cost basis. For additional information on our valuation policies, procedures and processes, refer to Note 2— Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Our NAV would be adversely affected if the fair value of our investments that are approved by our Board of Directors are higher than the values that we ultimately realize upon the disposal of such securities.

Our most recent NAV was calculated on December 31, 2015 and our NAV when calculated effective March 31, 2016 and thereafter may be higher or lower.

As of December 31, 2015, our NAV per share was $8.38, which was based on the fair value our investments that were reviewed and approved by the Valuation Committee and Board of Directors in connection with financial statements that were audited by our independent registered public accounting firm. NAV per share as of March 31, 2016 may be higher or lower than $8.38 based on potential changes in valuations, or distributions paid and earnings for the quarter then ended. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis and if our March 31, 2016 fair value is less than the December 31, 2015 fair value, we will record an unrealized loss on our investment portfolio. If the fair value is greater, we will record an unrealized gain on our investment portfolio. Upon publication of our next quarterly NAV per share determination (generally in our next Quarterly Report on Form 10-Q), the market price of our common stock may fluctuate materially.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant the Policy. In connection with that determination, the Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by Mr. Gladstone, may result in a conflict of interest as the management fees that we pay the Adviser are based on our gross assets less cash.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives may not be completely aligned with ours. As of December 31, 2015, syndicated loans made up approximately 13.4% of our portfolio at cost, or $50.1 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the quarter ended December 31, 2015, we received principal payments of a combined $41.3 million, of which $15.6 million resulted from two portfolio companies that paid off early at par. We will first use any proceeds from prepayments to repay any borrowings outstanding on our revolving line of credit. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state, and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse effect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of December 31, 2015, we had investments in 44 portfolio companies, of which there were five investments that comprised approximately $96.1 million or 32.1% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of December 31, 2015, our largest industry concentrations of our total investments at fair value were in diversified/conglomerate manufacturing companies, representing 18.8%; oil and gas companies, representing 15.9%; and healthcare, education and childcare companies, representing 14.4%. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations, financial condition, or cash flows.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if without merit, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our revolving line of credit contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of December 31, 2015, we had $57.5 million in borrowings outstanding under our Credit Facility, which provides for maximum borrowings of $170.0 million, with a revolving period end date of January 19, 2019. Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility also limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, and a minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015, which equates to $214.8 million as of December 31, 2015, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2015, and as defined in the performance guaranty of our Credit Facility, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is January 19, 2019 (the “Revolving Period End Date”) and if our Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $250.0 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing at or before the Revolving Period End Date, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding mandatorily redeemable preferred stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are not able to renew, extend or refinance our Credit Facility prior to its maturity, it could result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

The last equity offering we completed was on October 27, 2015 and November 5, 2015 for a total of 2.3 million shares of common stock at a public offering price of $8.55 per share, and there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•

Senior securities. We may issue “senior securities representing indebtedness” (including borrowings under our Credit Facility) and “senior securities that are stock,” such as our Series 2021 Term Preferred Stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue such senior securities in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200.0% on such senior security immediately after each issuance of such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200.0%. If the aggregate value of our assets declines, we might be unable to satisfy that 200.0% requirement. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2)

of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.”

•	Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. At our most recent annual meeting of stockholders of February 11, 2016, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale). If we were to sell shares of our common stock below our then current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of “senior securities that are stock.” As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Series 2021 Term Preferred Stock. However, pending legislation in the U.S House of Representatives, if passed, would modify this section of the 1940 Act and allow the issuance of multiple classes of “senior securities that are stock,” which may lessen our dependence on the issuance of common stock as a financing source.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder(A)	(18.0)%	(9.7)%	(1.3)%	7.0%	15.4%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of December 31, 2015 by the assumed rates of return and subtracting all interest accrued on our debt for the year ended December 31, 2015, adjusted for the dividends on our Series 2021 Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $328.3 million in total assets, $57.5 million drawn on our Credit Facility (at cost), $61.0 million in aggregate liquidation preference of our Series 2021 Term Preferred Stock, and $196.5 million in net assets, each as of December 31, 2015.

Based on the outstanding balance on our Credit Facility of $57.5 million at cost, as of December 31, 2015, the effective annual interest rate of 4.2% as of that date, and aggregate liquidation preference of our Series 2021 Term Preferred Stock of $61.0 million, our investment portfolio at fair value would have had to produce an annual return of at least 2.4% to cover annual interest payments on the outstanding debt and dividends on our Series 2021 Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

Ultimately, we expect approximately 90.0% of the loans in our portfolio to be at variable rates determined on the basis of the LIBOR and approximately 10.0% to be at fixed rates. As of December 31, 2015, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 83.7% of loans at variable rates with floors, approximately 16.3% at fixed rates.

We currently hold one interest rate cap agreement. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement. For additional information on market interest rate fluctuations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk.”

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90.0% of our investment company taxable income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create original issue discount (“OID”), which we must recognize as ordinary income over the term of the debt investment or PIK interest which is accrued generally over the term of the debt investment but not paid in cash, both of which will increase the amounts we are required to distribute to maintain RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business—Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business—Material U.S. Federal Income Tax Considerations” and “Business—Regulation as a BDC.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our charter and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of Maryland law applicable to us prohibit business combinations with:

•	any person who beneficially owns, directly or indirectly, 10.0% or more of the voting power of our common stock (an “interested stockholder”);

•	an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

•	an affiliate of an interested stockholder.

These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our Board of Directors and approved by the affirmative vote of at least 80.0% of the votes entitled to be cast by holders of our outstanding shares of common stock and two-thirds of the votes entitled to be cast by holders of our common stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders’ interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

Our articles of incorporation permit our Board of Directors to issue up to 50.0 million shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of approximately 2.4 million shares of Series 2021 Term Preferred Stock. Preferred stock, including our Series 2021 Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte, and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and Robert L. Marcotte for their experience, skills and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

In addition, we depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business—Transactions with Related Parties.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. As of December 31, 2015, we had 14 OID loans, primarily all syndicated investments. For the quarter ended December 31, 2015, we recorded $0.1 million of OID income and the unamortized balance of OID investments as of December 31, 2015 totaled $0.5 million. As of December 31, 2015, we had five investments which had a PIK interest component and we recorded PIK interest income of $0.1 million during the three months ended December 31, 2015. We collected no PIK interest in cash for the quarter ended December 31, 2015.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the president of Gladstone Land, chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial and Gladstone Land. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser, Gladstone Investment, Gladstone Commercial and Gladstone Land. Mr. Marcotte is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of

Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

More specifically, in certain circumstances we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of December 31, 2015, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, including in the three months ended December 31, 2015, provided other services to certain of our portfolio companies and received fees from the portfolio companies for these other services. Specifically, Gladstone Securities may be paid an investment banking fee in an amount not greater than 1% of our investment in a portfolio company at the closing of such investment. The investment banking fee is not credited against the base management fee. See “Management—Certain Transactions—Investment Banking Services.”

The Adviser is not obligated to provide a credit of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2007 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable credits to reduce the annual base management fee, which was previously 2.0%, but following an amendment to the

Advisory Agreement, effective July 1, 2015 is now 1.75%, on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If the Adviser does not issue these credits in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV per share. Subsequent to December 31, 2015, our common stock has traded at discounts of up to 43.8% of our NAV per share, which was $8.38 as of December 31, 2015. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. Additionally, when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock may trade below NAV, we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

The market price of our shares may fluctuate significantly.

The trading price of our common stock and our mandatorily redeemable preferred stock may fluctuate substantially. Due to the extreme volatility and disruptions that have affected the capital and credit markets over the past few years, our stock has experienced greater than usual stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	Changes in stock index definitions or policies, which may impact an investor’s desire to hold shares of BDCs;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

We intend to distribute at least 90.0% of our investment company taxable income to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions. Further, the terms of our outstanding preferred stock may restrict our ability to pay distributions on our common stock or require us to redeem shares of preferred stock if we do not meet the required asset coverage ratio for “senior securities that are stock” and fail to cure such required asset coverage ratio within the applicable cure period. See “Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.”

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Quarterly, our Board of Directors declares monthly distributions based on then current estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our current and accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have material adverse impact on our ability to make new investments.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our most recent annual meeting of stockholders on February 11, 2016, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year from the date of such approval, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale). Absent such stockholder approval, we would not be able to access the capital markets in an offering at below the then current NAV per share due to restrictions applicable to BDCs under the 1940 Act. During the past year, our common stock has traded consistently below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

Pursuant to stockholder approval of a similar proposal at our 2015 Annual Meeting of Stockholders, with our Board of Directors’ approval, we sold an aggregate of 131,462 shares of our common stock under our at-the-market program for gross proceeds of a combined $1.2 million at an average price of $8.89 per share, which was below our then current NAV of an average $9.41 per share during March and April 2015. We again with our Board of Directors’ approval, completed a public offering of an aggregate of 2.3 million shares of our common stock in October and November 2015, inclusive of the overallotment for gross proceeds totaling $19.7 million, at a public offering price of $8.55 per share, which was below our then current NAV of $9.06 per share.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities representing indebtedness,” including borrowing money from banks or other financial institutions or “senior securities that are stock,” such as our mandatorily redeemable preferred stock, only in amounts such that our asset coverage on each senior security, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy these tests. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

If we fail to pay dividends on our Series 2021 Term Preferred Stock for two years, the holders of our Series 2021 Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Series 2021 Term Preferred Stock provide for annual dividends in the amount of $1.6875 per outstanding share of Series 2021 Term Preferred Stock. In accordance with the terms of our Series 2021 Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Series 2021 Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In May 2014, we completed a public offering of the Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued 2.4 million shares of Series 2021 Term Preferred Stock. The shares of Series 2021 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us. For more detail regarding senior rights of preferred stockholders, see “Description of Our Securities—Preferred Stock.”

Though we may repurchase shares pursuant to our common stock share repurchase program, we are not obligated to do so and if we do, we may purchase only a limited number of shares of common stock.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of our common stock. The share repurchase program will terminate at the earlier of the purchase of up for an aggregate of $7.5 million of our common stock or January 31, 2017. We intend to purchase through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during applicable trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and sizes of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. Through the date of this filing, we have purchased 45,786 shares of our common stock at an average share price of $6.14, resulting in gross purchases of $0.3 million.

We will disclose relevant information to our stockholders in current or periodic reports under the Exchange Act or other methods that comply with applicable federal law. Although we have announced a share repurchase program, we are not obligated to acquire any amount of stock, and holders of our common stock should not rely on the share repurchase program to increase their liquidity.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) the recurrence of adverse events in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker and Robert L. Marcotte; (4) changes in our investment objectives and strategy; (5) availability, terms (including the possibility of interest rate volatility) and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a RIC and as a Business Development Company; and (9) those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we expect to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. For the quarter ended December 31, 2015, indebtedness under our Credit Facility had a weighted average interest rate of approximately 4.2%, excluding effects of amortization on our deferred financing costs, and the revolving period ends on January 19, 2019. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, for each taxable year, a minimum of 90% of our annual ordinary income and short-term capital gains, if any, to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends for each calendar year are reported to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on the NASDAQ under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance that any premium to NAV will be attained or maintained. As of March 16, 2016 there were 41 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the NASDAQ and the distributions declared by us for the last two completed fiscal years and the current fiscal year through March 16, 2016.

COMMON SHARE PRICE DATA

	NAV(1)	High	Low	Distribution Declared	(Discount) or Premium of High Sales Price to NAV(2)	(Discount) or Premium of Low Sales Price to NAV(2)
Fiscal Year ending September 30, 2014(3)
First Quarter	10.10	9.92	8.60	0.21	(1.8)	(14.9)
Second Quarter	9.79	10.37	9.27	0.21	5.9	(5.3)
Third Quarter	8.62	10.21	9.41	0.21	18.4	9.2
Fourth Quarter	9.51	10.27	8.06	0.21	8.0	(15.2)
Fiscal Year ending September 30, 2015(4)
First Quarter	9.31	9.41	8.02	0.21	1.1	(13.9)
Second Quarter	9.55	9.10	7.25	0.21	(4.7)	(24.1)
Third Quarter	9.49	8.99	7.84	0.21	(5.3)	(17.4)
Fourth Quarter	9.06	9.25	7.58	0.21	2.1	(16.3)
Fiscal Year ending September 30, 2016(5)
First Quarter	8.38	9.09	6.39	0.21	8.5	(23.75)
Second Quarter (through March 16, 2016)	*	7.59	4.71	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
(3)	For the fiscal year ended September 30, 2014, common stockholder distributions declared and paid exceeded our accumulated earnings and profits (after taking into account term preferred stock dividends), which resulted in a partial return of capital of approximately $15.2 million, or approximately $0.72 per share. The return of capital for the year ended September 30, 2014, primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.
(4)	For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year.

(5)	The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2016 will be determined at fiscal year-end based upon taxable income for the full year and distributions paid during the full year.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

Share Repurchases

The Company has repurchased 45,786 shares of its common stock at a cost of $0.3 million pursuant to a share repurchase program authorized by our Board of Directors in January 2016. The total authorized amount of the share repurchase program is $7.5 million shares of common stock. See “Share Repurchase.”

The following are our outstanding classes of securities as of March 16, 2016.

Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding
Common Stock	46,000,000	—	23,385,836
6.75% Series 2021 Term Preferred Stock	4,000,000	—	2,440,000

RATIOS OF EARNINGS TO FIXED CHARGES

For the three months ended December 31, 2015 and the years ended September 30, 2015, 2014, 2013, 2012 and 2011, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

	Quarter Ended December 31, 2015		Year Ended September 30,
			2015		2014	2013	2012	2011
Net investment income plus fixed charges to fixed charges		3.3x	3.0x		3.5x	3.6x	3.3x	5.5x
Net investment income plus net realized losses plus fixed charges to fixed charges(A)	1	0.7x	(0.8x	)	1.9x	2.8x	1.8x	5.2x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges(B)		(3.2x)	1.9x		2.6x	5.5x	0.0x	(4.2x	)

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

(A)	Due to realized losses on certain investments during the year ended September 30, 2015, the ratio of net investment income plus net realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of approximately $17.0 million during the year ended September 30, 2015 to achieve a coverage ratio of 1:1.
(B)	Due to unrealized depreciation of certain investments during each of the quarter ended December 31, 2015 and the years ended September 30, 2012 and 2011, the ratios of net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges were less than 1:1. We would have needed to generate additional earnings of approximately $9.0 million, $8.5 million and $21.5 million, respectively, to achieve a coverage ratio of 1:1.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2015, 2014, 2013, 2012, and 2011 are derived from our audited consolidated financial statements. The consolidated financial data for the three months ended December 31, 2015 and 2014 is derived from our unaudited condensed consolidated financial statements included in this prospectus. The other data included in the second table below is also unaudited. The data should be read in conjunction with our accompanying consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

(dollar amounts in thousands, except per share and per unit data)

	Quarter Ended December 31,		Year Ended September 30,
	2015	2014	2015	2014	2013	2012	2011
Statement of Operations Data:
Total Investment Income	$10,060	$8,726	$38,058	$36,585	$36,154	$40,322	$35,211
Total Expenses, Net of Credits from Adviser	5,301	5,035	20,358	18,217	17,768	21,278	16,799

Net Investment Income	4,759	3,691	17,700	18,368	18,386	19,044	18,412

Net Realized and Unrealized (Loss) Gain on Investments, Borrowings and Other	(13,463)	3,360	(9,216)	(7,135)	13,833	(27,052)	(39,511)

Net (Decrease) Increase in Net Assets Resulting from Operations	$(8,704)	$331	$8,484	$11,233	$32,219	$(8,008)	$(21,099)

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.21	$0.18	$0.84	$0.87	$0.88	$0.91	$0.88
Net (Decrease) Increase in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	(0.38)	0.02	0.40	0.53	1.53)	(0.38)	(1.00
Distributions Declared and Paid Per Common Share(B)
From ordinary income	0.21	0.21	0.84	0.12	0.78	0.77	0.84
From return of capital	—	—	—	0.72	0.06	0.07	—
Statement of Assets and Liabilities Data:
Total Assets	$328,283	$343,981	$382,482	$301,429	$295,091	$293,402	$317,624
Net Assets	196,470	195,470	191,444	199,660	205,992	188,564	213,721
Net Asset Value Per Common Share	8.38	9.31	9.06	9.81	9.81	8.98	10.16
Common Shares Outstanding	23,431,622	21,000,160	21,131,622	21,000,160	21,000,160	21,000,160	21,039,242
Weighted Common Shares Outstanding—Basic and Diluted	22,687,057	21,000,160	21,066,844	21,000,160	21,000,160	21,011,123	21,039,242
Senior Securities Data:
Borrowings under Credit Facility, at cost(c)	$57,500	$83,500	$127,300	$36,700	$46,900	$58,800	$99,400
Mandatorily redeemable preferred stock(c)	61,000	61,000	61,000	61,000	38,497	38,497	—

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.

(B)	The tax character of our distributions paid per common share is an estimate for periods that are not full tax years and is assessed based on full year distributions made as well as full year investment company taxable income.
(C)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.

	Quarter Ended December 31,		Year Ended September 30,
	2015	2014	2015	2014	2013	2012	2011
Other Unaudited Data:
Number of Portfolio Companies at Period End	44	49	48	45	47	50	59
Average Size of Portfolio Company Investment at Cost	$8,475	$7,875	$8,547	$7,762	$7,069	$7,300	$6,488
Principal Amount of New Investments	3,800	44,099	102,299	81,731	80,418	45,050	110,903
Proceeds from Loan Repayments, Investments Sold and Exits	61,207	12,210	40,273	72,560	117,048	73,857	50,002
Weighted Average Yield on Investments(D)	11.27%	10.81%	10.93%	11.47%	11.63%	11.25%	11.21%
Total Return(E)	(7.76)	(3.45)	2.40	9.62	9.90	41.39	(33.77)

(D)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the period.
(E)	Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.

SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2016
	Quarter Ended December 31, 2015	Quarter Ended March 31, 2016		Quarter Ended June 30, 2016		Quarter Ended September 30, 2016
Total investment income	$10,060	$	*	$	*	$	*
Net investment income	4,759		*		*		*
Net decrease in net assets resulting from operations	(8,704)		*		*		*
Net Decrease in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.38)	$	*	$	*	$	*

*	Not yet available

	Year Ended September 30, 2015
	Quarter Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015
Total investment income	$8,726	$9,223	$9,935	$10,174
Net investment income	3,691	3,693	4,836	5,480
Net increase (decrease) in net assets resulting from operations	331	9,542	3,307	(4,696)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.02	$0.45	$(0.16)	$(0.22)

	Year Ended September 30, 2014
	Quarter Ended December 31, 2013	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014
Total investment income	$8,392	$9,331	$10,180	$8,682
Net investment income	4,410	4,485	5,063	4,410
Net increase (decrease) in net assets resulting from operations	10,506	(2,102)	(20,175)	23,004
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.50	$(0.10)	$(0.96)	$1.09

	Year Ended September 30, 2013
	Quarter Ended December 31, 2012	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013
Total investment income	$9,828	$8,424	$8,551	$9,351
Net investment income	4,859	4,410	4,410	4,707
Net increase (decrease) in net assets resulting from operations	8,366	(2,763)	(2,059)	28,675
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.40	$(0.13)	$(0.10)	$1.36

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our accompanying Consolidated Financial Statements and the notes thereto contained elsewhere in this prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend for our investment portfolio to consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of December 31, 2015, our investment portfolio was made up of approximately 90.6% debt investments and 9.4% equity investments, at cost.

We focus on investing in small and medium-sized middle market private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the business, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital, to finance acquisitions, or recapitalize or refinance their existing debt facilities. We typically avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Additionally, since February 2011, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Our shares of common stock and 6.75% Series 2021 Term Preferred Stock (our “Series 2021 Term Preferred Stock”) are traded on the NASDAQ under the trading symbols “GLAD” and “GLADO,” respectively.

Business

Portfolio Activity

During the three months ended December 31, 2015, we invested $3.8 million in one new proprietary investment and exited five portfolio companies, resulting in a net reduction in our overall portfolio of four portfolio companies. Our focus going into 2016 will be to rebuild our investment portfolio by making new investments and to exit challenged and non-strategic investments in our portfolio in an orderly manner over the next several quarters.

In July 2012, the SEC granted us an exemptive order that expanded our ability, under certain circumstances, to co-invest with Gladstone Investment Corporation (“Gladstone Investment”) and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser or any combination of the foregoing subject to the conditions in the SEC’s order. We believe this ability to co-invest has enhanced and will continue to enhance our ability to further our investment objectives and strategies.

Capital Raising

We issued shares of our common stock in an overnight offering in October 2015 with the overallotment closing in November 2015 at a public offering price of $8.55 per share, which was below the then current net asset value (“NAV”) of $9.06 per share. The resulting proceeds, in part, allowed us to grow the portfolio by making new investments, generate additional income through new investments, and provide us additional equity capital to help ensure continued compliance with regulatory tests. Refer to “Liquidity and Capital Resources—Equity— Common Stock” for further discussion of our common stock offerings.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchase program does not obligate the Company to acquire any particular number of shares of common stock. Refer to “Recent Developments” for further discussion of our common stock share repurchase program.

Although we were able to access the capital markets over the last year, and most recently, this quarter, uncertain market conditions continue to affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. The volatile nature of the energy markets and the current prolonged period of depressed oil and natural gas sales prices that we are now experiencing, is not expected to have a material adverse effect on our results of operations and financial condition; however the economy as a whole and particularly companies that own oil and natural gas investments, like ours, are experiencing the impact of lower trading prices in their capital stock. In addition, the current volatility in the credit market and the uncertainty surrounding the U.S. economy have led to significant stock market fluctuations, particularly with respect to the stock of financial services companies like ours. During times of increased price volatility, our common stock may be more likely to trade at a price below our NAV per share, which is not uncommon for BDCs like us.

On February 5, 2016, the closing market price of our common stock was $6.06, a 27.7% discount to our December 31, 2015, NAV per share of $8.38. When our stock trades below NAV per common share, as it has consistently traded over the last several years, our ability to issue equity is constrained by provisions of the 1940

Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 11, 2016, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our board of directors (our “Board of Directors”) makes certain determinations prior to any such sale.

The current uncertain and volatile economic conditions may also continue to cause the value of the collateral securing some of our loans to fluctuate, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our $170.0 million revolving line of credit, our “Credit Facility.” Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth, which are affected by the decrease in the aggregate value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would cause an acceleration of our repayment obligations under our Credit Facility. As of December 31, 2015, we were in compliance with all of our Credit Facility’s covenants. Refer to “Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of our Credit Facility.

Regulatory Compliance

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act that may further constrain our ability to access the capital markets. To qualify to be taxed as a RIC, we must distribute on an annual basis at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. Because we are required to satisfy the RIC annual stockholder distribution requirement, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources may include the issuance of equity securities, debt securities or other leverage, such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act that require us to have an asset coverage ratio (as defined in Section 18 of the 1940 Act) of at least 200.0% on our “senior securities representing indebtedness” and our “senior securities that are stock.”

We expect that, given these regulatory and contractual constraints in combination with current market conditions, the debt and equity capital available to us may be limited in the near term. However, we believe that the recent amendments to our Credit Facility to decrease the interest rate on advances and extend its revolving period end date until 2019, our syndication and expansion of our Credit Facility in June 2015 and our ability to co-invest with Gladstone Investment has increased our ability to make investments in middle market businesses that we believe will help us achieve attractive long-term returns for our stockholders.

During the quarter ended December 31, 2015, while we did not close any new originations, we did invest in one new portfolio company through a restructure and have focused on seeking prospective deals that we believe are generally recession resistant, have steady cash flows, and have strong management teams which can ultimately provide appropriate returns, given the investment risks. As we have demonstrated this quarter and in the past few quarters, we continue to work through some of the older, more challenged investments in our portfolio to enhance overall returns to our stockholders.

Investment Highlights

During the three months ended December 31, 2015, we invested $3.8 million in one new portfolio company and an aggregate of $1.3 million in existing portfolio companies. In addition, during the three months ended

December 31, 2015, we sold our investments in three portfolio companies for combined net cash proceeds of $20.3 million (resulting in a net realized gain of $14.4 million), had two portfolio companies pay off early at par for combined net proceeds of $15.6 million and received an aggregate of scheduled and unscheduled principal repayments of approximately $12.2 million from existing portfolio companies. Since our initial public offering in August 2001, we have made 399 different loans to, or investments in, 197 companies for a total of approximately $1.4 billion, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the three months ended December 31, 2015, the following significant transactions occurred:

Issuances, Originations and Restructurings

During the three months ended December 31, 2015, we invested $3.8 million in one new proprietary portfolio company, Drumcree, LLC, as a result of a restructuring of an existing portfolio company, Legend Communications of Wyoming, LLC (“Legend”).

Repayments and Sales

During the three months ended December 31, 2015, we received $61.2 million in proceeds from repayments and sales. Below are the significant repayments and exits during the three months ended December 31, 2015.

•	Allison Publications, LLC—In October 2015, Allison Publications, LLC paid off at par for net proceeds of $8.2 million.

•	Ameriqual Group, LLC—In October 2015, Ameriqual Group, LLC paid off at par for net proceeds of $7.4 million.

•	First American Payment Systems, L.P.—In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

•	Funko, LLC—In October 2015, we sold our investment in Funko, which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $17.0 million. In connection with the sale, we received net cash proceeds of $14.8 million, full repayment of our debt investment of $9.5 million, earn-out and other receivables of $3.5 million, recorded within other assets, net on the accompanying Condensed Consolidated Statements of Assets and Liabilities, and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million. Additionally, we recorded a $9.6 million tax liability for the net unrealized built-in gain that was realized upon the sale within other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities.

•	Heartland Communications Group—In October 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland had been on non-accrual status at the time of the sale.

Refer to Note 13—Subsequent Events in the accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus for portfolio activity occurring subsequent to December 31, 2015.

Recent Developments

Registration Statement

We filed a universal shelf registration statement on Form N-2 (File No. 333-208637) (our “Registration Statement”) with the SEC on December 18, 2015, which has yet to be declared effective by the SEC. Our

Registration Statement, when declared effective, registers an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities.

Common Stock Share Repurchase Program

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during open trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and amounts of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. The repurchase program does not obligate the Company to acquire any particular number of shares of common stock. The termination date is the earlier of selling the total authorized amount of $7.5 million or January 31, 2017. For additional information regarding our share repurchase program, see “Share Repurchases” on page 133 of this prospectus.

Executive Officers

On March 14, 2016, our Board of Directors appointed Nicole Schaltenbrand, formerly the Company’s chief accounting officer, as the Company’s chief financial officer and treasurer.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended December 31, 2015, to the Three Months Ended December 31, 2014

	Three Months Ended December 31,
	2015	2014	$ Change	% Change
INVESTMENT INCOME
Interest income, net	$9,184	$7,648	$1,536	20.1%
Other income	876	1,078	(202)	(18.7)

Total investment income	10,060	8,726	1,334	15.3

EXPENSES
Base management fee	1,528	1,597	(69)	(4.3)
Loan servicing fee	1,008	832	176	21.2
Incentive fee	1,118	922	196	21.3
Administration fee	336	281	55	19.6
Interest expense on borrowings	785	678	107	15.8
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029	—	—
Amortization of deferred financing fees	255	302	(47)	(15.6)
Other expenses	636	638	(2)	(0.3)

Expenses, before credits from Adviser	6,695	6,279	416	6.6
Credit to base management fee—loan servicing fee	(1,008)	(832)	(176)	(21.2)
Credits to fees from Adviser—other	(386)	(412)	26	6.3

Total expenses, net of credits	5,301	5,035	266	5.3

NET INVESTMENT INCOME	4,759	3,691	1,068	28.9

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and other	15,380	(12,858)	28,238	NM
Net unrealized (depreciation) appreciation of investments	(28,843)	8,763	(37,606)	NM
Net unrealized depreciation of other	—	735	(735)	(100.0)

Net loss from investments and other	(13,463)	(3,360)	(10,103)	(300.7)%

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,704)	$331	$(9,035)	NM %

NM = Not Meaningful

Investment Income

Interest income, net increased by 20.1% for the three months ended December 31, 2015, as compared to the prior year period. This increase was due primarily to the funding of several new investments during the last quarter of fiscal year 2015. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended December 31, 2015, was $338.3 million, compared to $283.0 million for the prior year period, an increase of 19.5%. The annualized weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments which increased to 11.3% for the three months ended December 31, 2015 compared to 10.8% for the three months ended December 31, 2014, inclusive of any allowances on interest receivables made during those periods.

As of December 31, 2015, one portfolio company was partially on non-accrual status, with an aggregate debt cost basis of approximately $22.6 million, or 6.7%, of the cost basis of all debt investments in our portfolio. As of December 31, 2014, two portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $33.6 million, or 9.4%, of the cost basis of all debt investments in our portfolio.

For the three months ended December 31, 2015, other income decreased as compared to the prior year period. For the period ended December 31, 2015, other income consisted primarily of $0.4 million success fees paid by Legend, $0.3 million prepaid success fee receivable from Defiance Integrated Technologies, Inc. (“Defiance”), $0.1 million in prepayment fees received on the sale of Funko and $0.1 million of success fees received related to the previous sale of substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”). Other income for the three months ended December 31, 2014, consisted primarily of $0.6 million in success fees received from the early payoff of North American Aircraft Services, LLC (“NAAS”), $0.3 million in success fees prepaid by Francis Drilling Fluids, Ltd. (“FDF”), $0.1 million in dividend income and $0.1 million in other fees, both received from FDF.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of December 31, 2015		Three Months Ended December 31, 2015
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
WadeCo Specialties, Inc.	$21,446	7.2%	$524	5.2%
RBC Acquisition Corp.	20,754	6.9	784	7.8
United Flexible, Inc.	20,112	6.7	475	4.7
Francis Drilling Fluids, Ltd.	17,415	5.8	642	6.4
Lignetics, Inc.	16,366	5.5	460	4.6

Subtotal—five largest investments	96,093	32.1	2,885	28.7
Other portfolio companies	203,598	67.9	7,175	71.3

Total Investment Portfolio	$299,691	100.0%	$10,060	100.0%

	As of December 31, 2014		Three Months Ended December 31, 2014
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$28,283	8.7%	$433	5.0%
Francis Drilling Fluids, Ltd.	21,523	6.6	1,075	12.3
WadeCo Specialties, Inc.	21,097	6.5	324	3.7
Funko, LLC(A)	19,011	5.8	249	2.9
J.America, Inc.	16,103	4.9	478	5.5

Subtotal—five largest investments	106,017	32.5	2,559	29.4
Other portfolio companies	220,607	67.5	6,165	70.6
Other non-portfolio company revenue	—	—	2	—

Total Investment Portfolio	$326,624	100.0%	$8,726	100.0%

(A)	Investment was exited for a realized gain in the three months ended December 31, 2015.

Expenses

Expenses, net of any voluntary, irrevocable and non-contractual credits to fees from the Adviser, increased slightly by 5.3% for the three months ended December 31, 2015, as compared to the prior year period. This increase was primarily due to the increase in interest expense on borrowings of $0.1 million and an increase in the net base management fee of $0.2 million, which was offset primarily by the decrease in the net incentive fee of $0.1 million.

Interest expense on borrowings increased by $0.1 million, or 15.8%, during the three months ended December 31, 2015, as compared to the prior year period, due primarily to an increase in the borrowings outstanding on our Credit Facility during the period. The weighted average balance outstanding on our Credit Facility during the three months ended December 31, 2015, was approximately $74.1 million, as compared to $44.8 million in the prior year period, an increase of 65.5%.

The increase of $0.2 million in the net base management fee earned by the Adviser during the three months ended December 31, 2015, as compared to the prior year period, was due to an increase in the average total assets outstanding due to the net growth in our investment portfolio. Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit of $0.3 million from the Adviser to reduce the income-based incentive fee to the extent net investment income for the quarter ended December 31, 2015 did not cover 100.0% of the distributions to common stockholders during the period. No such credit was granted for the quarter ended December 31, 2014.

The base management, loan servicing and incentive fees, and associated unconditional, non-contractual, and irrevocable voluntary credits, are computed quarterly, as described under Transactions with the Adviser in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended December 31,
	2015	2014
Average total assets subject to base management fee(A)	$349,300	$319,400
Multiplied by prorated annual base management fee of 1.75%—2.0%	0.4375%	0.5%

Base management fee(B)	$1,528	$1,597
Portfolio company fee credit	(65)	(375)
Senior syndicated loan fee credit	(33)	(37)

Net Base Management Fee	$1,430	$1,185

Loan servicing fee(B)	1,088	832
Credit to base management fee—loan servicing fee(B)	(1,088)	(832)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,118	922
Incentive fee credit	(288)	—

Net Incentive Fee	$830	$922

Portfolio company fee credit	(65)	(375)
Senior syndicated loan fee credit	(33)	(37)
Incentive fee credit	(288)	—

Credits to Fees From Adviser—other(B)	$(386)	$(412)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statements of Operations.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments and Other

For the three months ended December 31, 2015, we recorded a net realized gain on investments of $15.4 million, which resulted primarily from the sale of our investment in Funko during the period for net cash proceeds of $14.8 million and a realized gain of $17.0 million, which was partially offset by the realized loss of $2.4 million from our sale of Heartland during the period for net proceeds of $1.5 million. For the three months ended December 31, 2014, we recorded a net realized loss on investments of $12.9 million, which primarily consisted of a realized loss of $14.5 million resulting from the sale of Midwest Metal Distribution, Inc. (“Midwest Metal”) during the period for net proceeds of $6.1 million. This realized loss was partially offset by the realized gain of $1.6 million we recognized on the early payoff of NAAS.

Net Unrealized Appreciation (Depreciation) of Investments

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the three months ended December 31, 2015, we recorded net unrealized depreciation of investments in the aggregate amount of $28.8 million, which included reversals totaling $13.1 million of cumulative net unrealized appreciation, primarily related to the sale of Funko during the period. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the three months ended December 31, 2015, consisted of approximately $12.0 million of depreciation on our debt investments and approximately $3.7 million of depreciation on our equity investments.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2015, were as follows:

	Three Months Ended December 31, 2015
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Legend Communications of Wyoming, LLC	$—	$2,857	$—	$2,857
Funko, LLC	17,000	—	(16,009)	991
J.America, Inc.	—	482	—	482
Behrens Manufacturing, LLC	—	395	—	395
Triple H Food Processors	—	347	—	347
Lignetics, Inc.	—	295	—	295
Heartland Communications Group	(2,356)	—	2,390	34
Autoparts Holdings Limited	—	(377)	—	(377)
AG Transportation Holdings, LLC	—	(409)	—	(409)
Southern Petroleum Laboratories, Inc.	—	(445)	—	(445)
Vision Government Solutions, Inc.	—	(562)	—	(562)
Vertellus Specialties Inc.	—	(719)	—	(719)
Vision Solutions, Inc.	—	(764)	—	(764)
LWO Acquisitions Company LLC	—	(797)	—	(797)
Precision Acquisition Group Holdings, Inc.	—	(938)	—	(938)
Sunshine Media Holdings	—	(1,750)	—	(1,750)
Targus Group International, Inc.	—	(2,126)	—	(2,126)
Defiance Integrated Technologies, Inc.	—	(2,406)	—	(2,406)
RBC Acquisition Corp.	1,207	(3,847)	—	(2,640)
Francis Drilling Fluids, Ltd.	—	(2,700)	—	(2,700)
Other, net (<$250)	(471)	(2,274)	514	(2,231)

Total:	$15,380	$(15,738)	$(13,105)	$(13,463)

The largest driver of our net unrealized depreciation (excluding reversals) for the three months ended December 31, 2015 was a decline in financial and operational performance on several portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably, RBC Acquisition Corp. (“RBC”) of $3.8 million, FDF of $2.7 million, and Defiance of $2.4 million. This depreciation was partially offset by the appreciation on Legend of $2.9 million and an additional earn-out receivable earned and included in the realized gain on the sale of Funko.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2014, were as follows:

	Three Months Ended December 31, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$3,648	$—	$3,648
Defiance Integrated Technologies, Inc.	—	1,394	—	1,394
Midwest Metal Distribution, Inc.	(14,459)	—	15,578	1,119
Precision Acquisition Group Holdings, Inc.	—	620	—	620
Alloy Die Casting Corp	—	417	—	417
Meridian Rack & Pinion, Inc.	—	(290)	—	(290)
Edge Adhesives Holdings LLC		(301)		(301)
Vision Solutions, Inc.	—	(416)	—	(416)
Sunshine Media Holdings	—	(439)	—	(439)
J.America, Inc.	—	(546)	—	(546)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
Targus Group International, Inc.	—	(684)	—	(684)
WadeCo Specialties, Inc.	—	(726)	—	(726)
PLATO Learning, Inc.	—	(753)	—	(753)
Francis Drilling Fluids, Ltd.	—	(980)	—	(980)
Saunders & Associates	—	(1,480)	—	(1,480)
GFRC Holdings, LLC	—	(2,985)	—	(2,985)
Other, net (<$250)	23	(1,078)		(1,055)

Total:	$(12,858)	$(4,599)	$13,362	$(4,095)

The largest driver of our net unrealized depreciation (excluding reversals) for the three months ended December 31, 2014, was a decline in the financial and operational performance of GFRC Holdings, LLC of $3.0 million and Saunders & Associates of $1.5 million. Partially offsetting this net unrealized depreciation for the three months ended December 31, 2014, was the net unrealized appreciation on Funko of $3.6 million and Defiance of $1.4 million due to incremental improvements in the financial and operational performance of these portfolio companies and, to lesser extent, increases in comparable multiples used in valuations.

Net Unrealized Depreciation (Appreciation) of Other

Net unrealized depreciation (appreciation) of other includes the net change in the fair value of our Credit Facility during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the three months ended December 31, 2015, the Credit Facility was valued at cost and during the three months ended December 31, 2014, we recorded net unrealized depreciation of other of $0.7 million related to the change in the fair value of our Credit Facility.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash provided by operating activities during the three months ended December 31, 2015, was

$66.1 million, as compared to net cash used in operating activities of $42.3 million for the three months ended December 31, 2014. The increase in cash provided by operating activities was primarily due to net proceeds from the payoffs or sales of five portfolio companies during the three months ended December 31, 2015.

As of December 31, 2015, we had loans to, syndicated participations in, or equity investments in 44 private companies with an aggregate cost basis of approximately $372.9 million. As of December 31, 2014, we had loans to, syndicated participations in and/or equity investments in 49 private companies with an aggregate cost basis of approximately $385.9 million.

The following table summarizes our total portfolio investment activity during the three months ended December 31, 2015 and 2014, at fair value:

	Three Months Ended December 31,
	2015	2014
Beginning investment portfolio, at fair value	$365,891	$281,286
New investments	3,800	44,099
Disbursements to existing portfolio companies	1,287	17,366
Scheduled principal repayments on investments	(369)	(134)
Unscheduled principal repayments on investments	(40,962)	(4,363)
Net proceeds from sale of investments	(19,876)	(7,713)
Net unrealized depreciation of investments	(15,738)	(4,599)
Reversal of prior period (appreciation) depreciation of investments on realization	(13,105)	13,362
Net realized gain (loss) on investments	15,382	(12,881)
Increase in investments due to PIK(A) or other	2,936	70
Cost adjustments on non-accrual loans	388	502
Net change in premiums, discounts and amortization	57	(371)

Investment Portfolio, at Fair Value	$299,691	$326,624

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2015:

For the Fiscal Years Ending September 30:		Amount
For the remaining nine months ending September 30:	2016	$55,340
	2017	51,007
	2018	28,830
	2019	45,555
	2020	124,853
	Thereafter	32,750

	Total contractual repayments	$338,335
	Equity investments	35,078
	Adjustments to cost basis on debt investments	(526)

	Investments Held at December 31, 2015, at Cost:	$372,887

Financing Activities

Net cash used in financing activities totaled $56.1 million for the three months ended December 31, 2015 and consisted primarily of net repayments on our Credit Facility of $69.8 million and $4.8 million of distributions to common stockholders, partially offset by $18.4 million in net proceeds from our common stock offering during the quarter. Net cash provided by financing activities totaled $42.4 million for the three months ended December 31, 2014 and consisted primarily of net borrowings on our Credit Facility of $46.8 million partially offset by distributions to common stockholders of $4.4 million.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate-level federal income tax on the income that we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each of the three months from October 2015 through December 2015, which totaled an aggregate of $4.8 million. In January 2016, our Board of Directors declared a monthly distribution of $0.07 per common share for each of January, February and March 2016. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2016.

For the fiscal year ended September 30, 2015, which includes the three months ended December 31, 2014, our aggregate distributions to common stockholders totaled approximately $17.7 million, which were declared based on estimates of our investment company taxable income for that fiscal year. For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock distributions), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year.

The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2016 will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization. If we characterized our common stockholder distributions for the three months ended December 31, 2015, 100.0% would be from ordinary income.

Preferred Stock Distributions

We paid monthly cash distributions of $0.140625 per share of our Series 2021 Term Preferred Stock for each of the three months from October 2015 through December 2015, which totaled an aggregate of $1.0 million. In January 2016, our Board of Directors declared a monthly distribution of $0.140625 per share of Series 2021 Term Preferred stock for each of January, February and March 2016. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent our current and accumulated earnings and profits have been characterized as ordinary income to our preferred stockholders.

Equity

Registration Statement

We filed our Registration Statement with the SEC on December 18, 2015, which has yet to be declared effective by the SEC. Our Registration Statement, when declared effective, registers an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities.

Common Stock

At our Annual Meeting of Stockholders held on February 11, 2016, our stockholders approved a proposal authorizing us to sell shares of our common stock at a price below our then current NAV per share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements for net proceeds, net of underwriter’s commissions and other offering expenses borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements in the quarter ended December 31, 2015.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $16.0 million. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

We may issue equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock continues to trade at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders.

Term Preferred Stock

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of our Series 2021 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share and a 6.75% rate. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility.

Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend rate equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” (which, currently is only the Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017. The asset coverage on our “senior securities that are stock” (thus, our Series 2021 Term Preferred Stock) as of December 31, 2015 was 261.9%.

If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2015, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Facility, as amended by Amendment No. 1 dated October 9, 2015, which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day London Interbank Offered Rate (“LIBOR”) from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. Our Credit Facility was arranged by KeyBank, as administrative agent, lead arranger and a lender. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015, which equates to $214.8 million as of December 31, 2015, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of December 31, 2015, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $255.5 million, asset coverage on our “senior securities representing indebtedness” of 538.1% and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of December 31, 2015. As of December 31, 2015 we were in compliance with all of our Credit Facility covenants.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. As of December 31, 2015 and September 30, 2015, our unused line of credit commitments totaled $11.9 million and $14.7 million, respectively.

When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of December 31, 2015 and September 30, 2015, we had an uncalled capital commitment related to our partnership interest in Leeds Novamark Capital I, L.P. of $2.2 million. We estimate the fair value of the combined unused lines of credit and the uncalled capital commitment as of December 31, 2015 and September 30, 2015 to be immaterial.

In addition to the unused lines of credit and uncalled capital commitment to our portfolio companies, we may also extend from time to time certain guarantees on behalf of some our portfolio companies. During the three months ended December 31, 2015, we entered into a guarantee arrangement for an aggregate of $0.2 million of obligations of FDF. As of December 31, 2015, we have not been required to make any payments on this guarantee, and we consider the credit risks to be remote and the fair value of the guarantee to be immaterial. We had no other guarantees as of December 31, 2015.

Unlike PIK income, we generally recognize success fees as income only when the payment has been received. As a result, as of December 31, 2015 and September 30, 2015, we had aggregate unrecognized success fee receivables on our accruing debt investments of $7.4 million and $7.7 million (or approximately $0.32 per common share and $0.37 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

The following table summarizes our contractual obligations as of December 31, 2015, at cost:

	Payments Due by Fiscal Years
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Credit Facility(B)	$—	$—	$57,500	$—	$57,500
Series 2021 Term Preferred Stock	—	—	61,000	—	61,000
Interest expense on debt obligations(C)	5,062	20,250	12,127	—	37,439

Total	$5,062	$20,250	$130,627	$—	$155,939

(A)	Excludes our unused lines of credit, uncalled capital commitment and a guarantee to one of our portfolio companies in an aggregate amount of $14.3 million as of December 31, 2015.
(B)	Principal balance of borrowings under our Credit Facility as of December 31, 2015, based on the current revolving period end date of January 19, 2019.
(C)	Includes estimated interest payments on our Credit Facility and distribution obligations on our Series 2021 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of December 31, 2015. Distribution payments on our Series 2021 Term Preferred Stock assume quarterly distribution declarations and monthly distributions to stockholders through the date of mandatory redemption.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (the “Policy”) as our most critical accounting policy.

Investment Valuation

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Refer to Note 2—Summary of Significant Accounting Policies and Note 3—Investments in the notes to our accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, are used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these financial statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated debt securities that have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (as defined in Rule 2a-7 under the 1940 Act), the Adviser generally uses the average of two corporate-level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary debt securities in our portfolio as of December 31, 2015 and September 30, 2015, representing approximately 85.8% and 84.1%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2015	As of September 30, 2015
Highest	8.0	8.0
Average	5.8	5.9
Weighted Average	5.8	6.0
Lowest	4.0	4.0

The following table reflects corporate-level risk ratings for all syndicated debt securities in our portfolio that were rated by an NRSRO as of December 31, 2015 and September 30, 2015, representing approximately 10.7% and 10.8%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2015	As of September 30, 2015
Highest	6.0	6.0
Average	4.8	4.8
Weighted Average	4.9	4.9
Lowest	3.0	3.0

The following table lists the risk ratings for all syndicated debt securities in our portfolio that were not rated by an NRSRO. As of December 31, 2015 and September 30, 2015, these loans represented 3.5% and 5.1%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2015	As of September 30, 2015
Highest	4.0	6.0
Average	3.5	4.8
Weighted Average	3.2	4.3
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 9—Distributions to Common Stockholders in the notes to our accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding our tax status.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs and amendment fees and the accretion of original issue discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. Success fees, dividend income, and prepayment fees are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding revenue recognition.

Recent Accounting Pronouncements

See Note 2—Summary of Significant Accounting Policies in the accompanying notes to our Condensed Consolidated Financial Statements included elsewhere in this prospectus for a description of recent accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk (Dollar Amounts in Thousands, Unless Otherwise Indicated)

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We target to have approximately 10.0% of the loans in our portfolio at fixed rates, with approximately 90.0% made at variable rates or variable rates with a floor. All of our variable-rate debt investments have rates generally associated with the 30-day LIBOR.

As of December 31, 2015, our portfolio of debt investments on a principal basis consisted of the following:

Variable rates	83.7%
Fixed rates	16.3

Total:	100.0%

Pursuant to the terms under our Credit Facility, in July 2013, we, through Business Loan, entered into an interest rate cap agreement with KeyBank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our Credit Facility.

This agreement will entitle us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at the 30-day LIBOR exceed the payments on the current notional amount at 5.0%. The agreement therefore helps mitigate our exposure to increases in interest rates on our borrowings on our Credit Facility, which are at variable rates. As of December 31, 2015 and September 30, 2015, our interest rate cap agreement had a fair value of $0.

There have been no material changes in the quantitative and qualitative market risk disclosures for the three months ended December 31, 2015 from that disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC on November 23, 2015, as amended on December 29, 2015.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2016 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value, or NAV, per common share during a one year period, which we refer to as the Stockholder Approval, beginning on February 11, 2016, and expiring on the first anniversary of such date. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but the number of common shares issued and sold pursuant to such authority cannot exceed 25% of our then outstanding common stock immediately prior to such sale and a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including:

•	the effect that an offering below NAV per common share would have on our common stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per common share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per common share;

•	the relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to our NAV per common share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per common share at the time of the first offering is $10.00 and we have 140 million shares of common stock outstanding, the sale of 35 million shares of common stock at net proceeds to us of $5.00 per common share

(a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per common share increased to $11.00 on the then 175 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares of common stock at net proceeds to us of $8.25 per common share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per common share pose potential risks for our existing common stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Risks Related to an Investment in Our Securities.”

The following three headings and accompanying tables explain and provide hypothetical examples of the impact of an offering of our common stock at a price below NAV per common share on three different types of investors:

•	existing common stockholders who do not purchase any shares of common stock in the offering;

•	existing common stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become common stockholders by purchasing shares of common stock in the offering.

Impact on Existing Common Stockholders Who Do Not Participate in an Offering

An existing common stockholder who does not participate in an offering below NAV per share or who does not buy additional common shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These common stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares of common stock to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per common share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares of common stock (10% of the outstanding common shares) at $9.00 per common share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares of common stock (25% of the outstanding common shares) at $7.50 per common share after offering expenses and commissions (a 25%

discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Common Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(20.00)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Common Share Held by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Common Stockholders Who Do Participate in an Offering

An existing common stockholder who participates in an offering below NAV per common share or who buys additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per common share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their common shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 common shares, which is 0.50% of the offering 250,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 common shares, which is 1.50% of an offering of 250,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$7.50	—	$7.50	—
Increases in Common Shares and Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(3,000)	—	$1,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.50	—	$9.50	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$9.77	(2.33)%	$9.43	(5.73)%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.27)	—	$0.07	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(2.73)%	—	0.77%

Impact on New Investors in Common Stock

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Common Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	20.25%

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of September 30, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of September 30, 2015 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2015	$127,300,000	$2,946	$—		N/A
September 30, 2014	36,700,000	3,054	—		N/A
September 30, 2013	46,900,000	3,410	—		N/A
September 30, 2012	58,800,000	2,963	—		N/A
September 30, 2011	99,400,000	3,150	—		N/A
September 30, 2010	16,800,000	14,187	—		N/A
September 30, 2009	83,000,000	3,963	—		N/A
September 30, 2008	151,030,000	2,792	—		N/A
September 30, 2007	144,440,000	2,524	—		N/A
September 30, 2006	49,993,000	4,435	—		N/A
September 30, 2005	53,034,000	3,849	—		N/A
Series 2016 Term Preferred Stock(5)
September 30, 2015	$—	$ N/A	$—	$	N/A
September 30, 2014	—	$ N/A	$—	$	N/A
September 30, 2013	38,497,050	3,410	25.00		25.49
September 30, 2012	38,497,050	2,963	25.00		25.55
September 30, 2011	—	N/A	—		N/A
September 30, 2010	—	N/A	—		N/A
September 30, 2009	—	N/A	—		N/A
September 30, 2008	—	N/A	—		N/A
September 30, 2007	—	N/A	—		N/A
September 30, 2006	—	N/A	—		N/A
September 30, 2005	—	N/A	—		N/A
Series 2021 Term Preferred Stock(6)
September 30, 2015	$61,000,000	$1,993	$25.00		$25.02
September 30, 2014	61,000,000	3,054	25.00		24.45
September 30, 2013	—	N/A	—		N/A
September 30, 2012	—	N/A	—		N/A
September 30, 2011	—	N/A	—		N/A
September 30, 2010	—	N/A	—		N/A
September 30, 2009	—	N/A	—		N/A
September 30, 2008	—	N/A	—		N/A
September 30, 2007	—	N/A	—		N/A
September 30, 2006	—	N/A	—		N/A
September 30, 2005	—	N/A	—		N/A
Repurchase Agreements
September 30, 2015	$—	N/A	$—		N/A
September 30, 2014	—	N/A	—		N/A
September 30, 2013	—	N/A	—		N/A
September 30, 2012	—	N/A	—		N/A
September 30, 2011	—	N/A	—		N/A
September 30, 2010	—	N/A	—		N/A
September 30, 2009	—	N/A	—		N/A
September 30, 2008	—	N/A	—		N/A
September 30, 2007	—	N/A	—		N/A
September 30, 2006	—	N/A	—		N/A
September 30, 2005	—	N/A	—		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage ratio for a class of our “senior securities representing indebtedness” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” and asset coverage ratio for a class of our “senior securities that are stock” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” plus the aggregate involuntary liquidation preference of a class of “senior security that is stock.” Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	All senior securities (with the exception of our Series 2021 Term Preferred Stock) are not registered for public trading. Average market value per unit is the average of the last ten days closing prices on the NASDAQ.
(5)	In November 2011, we issued 1,539,882 shares of Series 2016 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In May 2014, we voluntarily redeemed all outstanding shares of our Series 2016 Term Preferred Stock and therefore had no Series 2016 Term Preferred Stock outstanding at September 30, 2015.
(6)	In May 2014, we issued 2,440,000 shares of Series 2021 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In addition to other redemption provisions discussed more fully in Note 6 Mandatorily Redeemable Preferred Stock in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus , we may be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. Although the asset coverage on our “senior securities that are stock” was 199.3% as of September 30, 2015, we did not redeem, nor were we required to redeem any shares of our Series 2021 Preferred Stock because, pursuant to the 1940 Act, on the next date that we were required to measure the asset coverage on our “senior securities that are stock,” (October 13, 2015), which was when our Board of Directors declared a distribution on our common stock and mandatorily redeemable preferred stock dividends, the asset coverage on our “senior securities that are stock” was 202.6%. As of September 30, 2015, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

BUSINESS

Overview

Organization

We were incorporated under the Maryland General Corporation Law on May 30, 2001, and completed our initial public offering on August 24, 2001. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Our shares of common stock and term preferred stock are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GLAD” and “GLADO,” respectively.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of December 31, 2015, our investment portfolio was made up of approximately 90.6% in debt investments and 9.4% in equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the Securities and Exchange Commission (“SEC”) granted us an exemptive order that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of December 31, 2015, our investment portfolio consisted of investments in 44 companies located in 20 states in 20 different industries with an aggregate fair value of $299.7 million.

Since our initial public offering in August 2001, we have made 399 different loans to, or investments in, 197 companies for a total of approximately $1.4 billion, before giving effect to principal repayments on investments and divestitures, while making 155 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $261.6 million or $15.49 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private U.S. companies:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Investment Concentrations

Our portfolio consists primarily of proprietary investments, however, we continue to invest in syndicated investments where we participate with a group of other lenders. As of December 31, 2015, we held 13 syndicated investments totaling $50.1 million at cost and $39.2 million at fair value, or 13.4% and 13.1%, of our total aggregate portfolio at cost and at fair value, respectively. We held 15 syndicated investments totaling $61.4 million at cost and $55.0 million at fair value, or 15.0%, of our total aggregate portfolio at cost and at fair value, as of September 30, 2015.

The following table outlines our investments by security type at December 31, 2015 and September 30, 2015:

	December 31, 2015				September 30, 2015
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Secured first lien debt	$223,085	59.8	$175,632	58.6%	$248,050	60.5%	$206,840	56.5%
Secured second lien debt	114,724	30.8	105,835	35.3	125,875	30.7	120,303	32.9

Total Debt Investments	337,809	90.6	281,467	93.9	373,925	91.2	327,143	89.4
Preferred equity	23,287	6.2	6,979	2.3	24,145	5.8	24,315	6.6
Common equity/equivalents	11,791	3.2	11,245	3.8	12,174	3.0	14,433	4.0

Total Equity Investments	35,078	9.4	18,224	6.1	36,319	8.8	38,748	10.6

Total Investments	$372,887	100.0	$299,691	100.0%	$410,244	100.0%	$365,891	100.0%

The five largest investments at fair value as of December 31, 2015, totaled $96.1 million, or 32.1% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2015, which totaled $109.6 million, or 30.0% of our total investment portfolio.

Investments at fair value consisted of the following industry classifications as of December 31, 2015 and September 30, 2015:

	December 31, 2015		September 30, 2015
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/conglomerate manufacturing	$56,411	18.8%	$56,504	15.4%
Oil and gas	47,563	15.9	51,110	14.0
Healthcare, education and childcare	43,033	14.4	44,994	12.3
Diversified natural resources, precious metals and minerals	16,366	5.5	16,072	4.4
Beverage, food and tobacco	15,698	5.2	22,817	6.2
Printing and publishing	15,305	5.1	25,452	7.0
Automobile	14,761	4.9	17,699	4.8
Cargo transportation	13,045	4.4	13,434	3.7
Diversified/conglomerate services	13,043	4.4	13,763	3.8
Electronics	12,712	4.2	13,550	3.7
Personal and non-durable consumer products	10,260	3.4	43,418	11.9
Leisure, Amusement, Motion Pictures, Entertainment	8,389	2.8	8,500	2.3
Broadcast and entertainment	7,773	2.6	5,235	1.4
Telecommunications	5,730	1.9	5,865	1.6
Textiles and leather	4,785	1.6	6,911	1.9
Finance	4,300	1.4	8,356	2.3
Other, < 2.0%(A)	10,517	3.5	12,211	3.3

Total Investments	$299,691	100.0%	$365,891	100.0%

(A)	No industry within this category exceeds 2.0% of the total fair value as of the respective periods.

Investments at fair value were included in the following geographic regions of the U.S. as of December 31, 2015 and September 30, 2015:

	December 31, 2015		September 30, 2015
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$110,961	37.0%	$117,367	32.1%
Midwest	101,334	33.8	124,924	34.1
West	77,311	25.8	112,575	30.8
Northeast	10,085	3.4	11,025	3.0

Total Investments	$299,691	100.0%	$365,891	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may also have a number of other business locations in other geographic regions.

Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliate, investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs, among others, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, general counsel and secretary (who also serves as our Administrator’s president) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly traded BDC and RIC; Gladstone Land Corporation (“Gladstone Land”), a publicly traded real estate investment trust that invests in farmland and farm related property; the Adviser; and the Administrator. Our chief financial officer and treasurer is also the chief accounting officer of the Adviser and acting principal financial officer of Gladstone Investment through December 2015. Our president is also an executive managing director of the Adviser. David Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, Robert L. Marcotte, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of Mr. Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our vice chairman and chief operating officer) and Mr. Marcotte, to the prospective company. If this LOI is issued, then the Adviser and Gladstone Securities (the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our board of directors (our “Board of Directors”), a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Experienced Management. We typically require that the businesses in which we invest have experienced management teams. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Enterprise Collateral Value. The projected enterprise valuation of the business, based on market based comparable cashflow multiples, is an important factor in our investment analysis in determining the collateral coverage of our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include senior debt, senior subordinated debt, junior subordinated debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital;

•	holding board seats or securing board observation rights at the portfolio company;

•	incorporating put rights and call protection into the investment structure where possible; and

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment.

We expect to hold most of our debt investments until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party, such as an existing investor in the portfolio company, in a privately negotiated transaction.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include BDCs, non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, serve a broader customer base and establish a greater market share. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over other providers of financing to small and medium-sized businesses.

Management Expertise

Mr. Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of the Adviser and its affiliated companies, other than Gladstone Securities, (the “Gladstone Companies”), and has been involved in all aspects of the Gladstone Companies’ investment activities, including currently serving as a member of the Adviser’s investment committee. Mr. Gladstone and Mr. Marcotte, our president, both have over twenty-five years of experience in investing in middle market companies and with operating in the BDC marketplace in general. Mr. Brubaker, our vice chairman and chief operating officer, has over twenty-five years of experience in acquisitions and operations of companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers. These three individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and medium-sized companies and Messrs. Gladstone and Brubaker have worked together at the Gladstone Companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience and focus on investing in small and medium-sized companies enables us to source and identify well-positioned prospective portfolio companies, that provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other contacts to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are an exchange-traded corporation of perpetual duration. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to craft a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Leverage

For the purpose of making investments and taking advantage of favorable interest rates, we may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue “senior securities representing indebtedness” and “senior securities that are stock” in amounts such that we maintain an asset coverage ratio, as defined in Section 18(h) of the 1940 Act, of at least 200.0% on each of our senior securities immediately after issuance of each such senior security. We are exposed to the risks of leverage as a result of incurring indebtedness generally, such as through our revolving line of credit, which is considered a “senior security representing indebtedness”, or issuing “senior securities that are stock,” such as our 6.75% Series 2021 Term Preferred Stock (our “Series 2021 Term Preferred Stock”). Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. Our Board of Directors is authorized to provide for the issuance of senior securities with such preferences, powers, rights and privileges as it deems appropriate, subject to the requirements of the 1940 Act. See “Regulation as a Business Development Company—Asset Coverage” for a discussion of our leveraging constraints and “Risk Factors—Risks Related to Our External Financing” for further discussion of certain leveraging risks.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. Refer to “Regulation as a Business Development Company—Significant Managerial Assistance.”

Since February 2011, Gladstone Securities, which is 100% indirectly owned and controlled by Mr. Gladstone, has provided other services, such as investment banking and due diligence services to certain of our portfolio companies. Any such fees paid by portfolio companies to Gladstone Securities do not impact the overall fees we pay to the Adviser or the overall fees credited against the base management fee. Specifically, Gladstone Securities may be paid an investment banking fee in an amount not greater than 1% of our investment in a portfolio company at the closing of such investment. The investment banking fee is not credited against the base management fee. See “Management—Certain Transactions—Investment Banking Services.”

Valuation Process

The following is a general description of the investment valuation policy (the “Policy”) (which has been approved by our Board of Directors) the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator who reports directly to our Board of Directors, (collectively, the “Valuation Team”) use each quarter to determine the value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Valuation Team values our investments in accordance with the requirements of the 1940 Act and accounting principles generally accepted in the U.S. (“GAAP”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors and the Valuation Committee of our Board of Directors (the “Valuation Committee”), which is comprised entirely of independent directors, reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each portfolio company or investment is initially assessed by the Adviser’s investment professionals responsible for the investment along with our chief valuation officer, using the Policy, which may include:

•	obtaining fair value quotes or utilizing input from third party valuation firms; and

•	using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•	Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by the Valuation Committee and Board of Directors.

•	Next, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by the Valuation Team. Then, the Valuation Committee meets to review the Valuation Team’s valuation recommendations and supporting materials. Lastly, after the Valuation Committee concludes its meeting, it along with our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate, from period to period. Our valuation policies, procedures and processes are more fully described in Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus.

Transactions with Related Parties

Investment Advisory and Management Agreement

In 2006, we entered into an amended and restated investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which was subsequently amended in October 2015, as approved unanimously by our Board of Directors, including the unanimous approval our independent directors, to reduce the base management fee payable to the Adviser effective July 1, 2015, as discussed further below. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 14, 2015, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested person of any such party, approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2016. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. In reaching a decision to approve the Advisory Agreement, our Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

Base Management Fee Under the Advisory Agreement

The base management fee is computed and generally payable quarterly to the Adviser and, effective July 1, 2015, is assessed at an annual rate of 1.75%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period. Prior to July 1,

2015, the annual rate was 2.0%. Our Board of Directors may (as it has for the years ended September 30, 2015, 2014 and 2013) accept an unconditional and irrevocable credit from the Adviser to reduce the annual 1.75% (or prior to July 1, 2015, 2.0%) base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations.

The Adviser generally voluntarily and irrevocably credits 100% of certain other fees against the base management fee that we would otherwise be required to pay the Adviser. These fees are for services that the Adviser provides to our portfolio companies, which are not the significant managerial assistance that the Adviser is required to provide under the 1940 Act. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. As stated above, 100% of these fees are generally credited against the base management fee; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, primarily for the valuation of portfolio companies, is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser. Loan servicing fees that are payable to the Adviser pursuant to our revolving line of credit, are also 100% credited against the base management fee as discussed below “—Loan Servicing Fee Pursuant to Credit Agreement.”

Incentive Fee Under the Advisory Agreement

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any, and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. We have not incurred capital gains-based incentive fees from inception through September 30, 2015, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through September 30, 2015.

Our Board of Directors accepted an unconditional and irrevocable credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of the distributions to common stockholders for the years ended September 30, 2015, 2014 and 2013, which credits totaled $1.4 million, $1.2 million, and $1.0 million, respectively.

Loan Servicing Fee Pursuant to Credit Agreement

The Adviser also services the loans held by Business Loan (the borrower under our line of credit), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since Business Loan is a consolidated subsidiary of ours, and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, for the years ended September 30, 2015, 2014 and 2013, these loan servicing fees were 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser.

Administration Agreement

In 2006, we entered into an administration agreement with the Administrator (the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief compliance officer, chief valuation officer and general counsel and secretary (who also serves as the Administrator’s president). Prior to July 1, 2014, our allocable portion of the expenses were derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

Material U.S. Federal Income Tax Considerations

Regulated Investment Company Status

To maintain the qualification for treatment as a RIC under the Code, we must distribute to our stockholders, for each taxable year, at least 90.0% of our investment company taxable income, which is generally our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. We refer to this as the “annual distribution requirement”. We must also meet several additional requirements, including:

•	Business Development Company status. At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements. At least 90.0% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities, loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership.

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50.0% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10.0% of the outstanding voting securities of an issuer of such other securities, and (b) such other securities of any one issuer do not represent more than 5.0% of our total assets; and (2) no more than 25.0% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during the succeeding five-year period.

Qualification as a RIC

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90.0% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4.0% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2014, 2013 and 2012, we did not incur any excise taxes.

The federal excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35.0%, on any undistributed income, including both ordinary income and capital gains.

If we acquire debt obligations that (i) were originally issued at a discount, (ii) bear interest at rates that are not either fixed rates or certain qualified variable rates or (iii) are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount (“OID”) that accrues over the life of the obligation. Additionally, PIK interest, which is computed at the contractual rate specified in a loan agreement and is added to the principal balance of a loan, is also a non cash source of income that we are required to include in taxable income each year. Both OID and PIK income will be included in our investment company taxable income even though we receive no cash corresponding to such amounts. As a result, we may be required to make additional distributions corresponding to such OID and PIK amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the imposition of federal income and excise taxes. In this event, we may be required to sell investments or other assets to meet the RIC distribution requirements. For the year ended September 30, 2015, we incurred $0.3 million of OID income and the unamortized balance of OID investments (which are primarily all syndicated loans) as of September 30, 2015 totaled $0.6 million. As of September 30, 2015, we had four investments which had a PIK interest component and we recorded PIK interest income of $0.6 million during the year ended September 30, 2015.

Taxation of Our U.S. Stockholders

Distributions

For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our current and accumulated earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70.0% dividends received deduction with respect to dividends received from us, other than capital gains dividends, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations. Certain U.S. stockholders who are individuals, estates and trusts generally are subject to a 3.8% Medicate tax on dividends on shares of our stock.

Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the later of the due date for filing our return for that taxable year or the 15 th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. We may use newly issued shares under the guidelines of our dividend reinvestment plan, or we may purchase shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20.0% on their net capital gain ( i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35.0%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders. Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of, shares of our stock.

Required Withholding

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28.0%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments, including dividends and gross proceeds from a sale or other disposition of our stock, made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

Regulation as a BDC

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70.0% of our total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4.0 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250.0 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section18(h) of the 1940 Act, of at least 200.0%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender.

In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution).

If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquire in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Code of Ethics

We, and all of the Gladstone family of companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneCapital.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for all of the Gladstone family of companies.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2015 and all of calendar year 2016. To the extent we acquire more investments, we anticipate that the number of employees of the Adviser and the Administrator who devote time to our matters will increase.

As of March 7, 2016, the Adviser and the Administrator collectively had 67 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
17	Accounting, administration, compliance, human resources, legal and treasury
38	Investment management, portfolio management and due diligence

Available Information

Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments, if any, to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”) are available free of charge through our website at www.GladstoneCapital.com as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. A request for any of these reports may also be submitted to us by sending a written request addressed to Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, or by calling our toll-free investor relations line at 1-866-366-5745. The public may read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us, although our ability to co-invest with other funds advised by the Adviser may lessen this disparity. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objective or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Properties

We do not own any real estate or other physical properties materially important to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia and the Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2015, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Proprietary Investments:
AG Transportation Holdings, LLC 2430 Lincolnway East Goshen, IN 46526	Cargo Transportation	Secured Second Lien Debt		13,000	12,773
		Member Profit Participation	18.00%	1,000	273
		Profit Participation Warrants	7.00%	244	—

Alloy Die Casting Corp. 6550 Caballero Blvd. Buena Park, Ca 90620	Diversified / conglomerate manufacturing	Secured First Lien Debt		5,235	4,869
		Preferred Stock	29.30%	1,742	—
		Common Stock	25.70%	18	—

B+T Group Acquistion Inc. 1717 Boulder Ave #3000 Tulsa, OK 74119	Telecommunications	Secured First Lien Debt		6,000	5,730
		Preferred Stock	13.94%	1,799	—

Behrens Manufacturing. LLC 1250 E 8th Street Winina, MN 55987	Diversified / conglomerate manufacturing	Secured First Lien Debt		4,275	4,248
		Preferred Stock	24.00%	1,253	2,679

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731	Printing and publishing	Secured First Lien Line of Credit		108	—

Drumcree, LLC 6805 Douglas Legum Drive Suite 100 Elkridge, MD 21075	Broadcasting and entertainment	Secured First Lien Debt		3,800	3,800

Flight Fit N Fun 7200 Fullerton Road Springfield, VA 22150	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt		7,800	7,790
		Preferred Stock	24.30%	700	599

Francis Drilling Fluids, Ltd. 240 Jasmine Road Crowley, LA 70526	Oil and gas	Secured Second Lien Debt		15,000	11,625
		Secured Second Lien Debt		7,000	5,425
		Preferred Equity Units	4.57%	835	364
		Common Equity Units	3.90%	1	—

Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and non-durable consumer products	Preferred Equity Units	0.8%	260	260
		Common Stock	8.4%	—	—

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
GFRC Holdings, LLC 3615 Miller Park Dr. Garland, TX 75042	Buildings and real estate	Secured First Lien Line of Credit		560	560
		Secured First Lien Debt		1,000	1,000
		Preferred Stock	100.00%	1,025	923
		Common Stock Warrant	45.00%	—	—

J. America, Inc. 1200 Mason Court Webberbille, MI 48892	Personal and non-durable consumer products	Secured Second Lien Debt		4,412	4,412
		Secured Second Lien Debt		5,588	5,588

Leeds Novamark Capital I, L.P. 350 Park Avenue, 23 rd Floor New York, NY 10022	Private equity fund—healthcare, education and childcare	Limited Partnership Interest(A)	3.46%	781	545

Legend Communications of Wyoming, LLC 6805 Douglas Legum Dr, Ste 100 Elkridge, MD 21075	Broadcasting and entertainment	Secured First Lien Debt		4,000	3,973

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Debt		4,140	3,881
		Preferred Stock	23.30%	1,449	—

Mikawaya 5563 Alcoa Avenue Vernon, CA 90058	Beverage, Food and Tobacco	Secured Second Lien Debt		6,750	6,741
		Common Stock	2.49%	450	460

Precision Acquisition Group Holdings, Inc. 435 Burt Street Sistersville, WV 26175	Machinery	Secured First Lien Equipment Note		1,000	967
		Secured First Lien Debt		4,125	2,186
		Secured First Lien Debt		4,053	563

Southern Petroleum Laboratories, Inc. 8850 Interchange Dr. Houston, TX 77054	Oil and gas	Senior Subordinated Term Debt		8,000	7,320
		Preferred Stock	3.86%	750	1,109

Triple H Food Processor 5821Wilderness Avenue Riverside, CA 92504	Beverage, Food and Tobacco	Secured First Lien Debt		7,900	7,900
		Common Stock	5.69%	250	577

TWS Acquisition Corporation 120 N. 44th Street, Suite 230 Phoenix, AZ 85034	Healthcare, Education, and Childcare	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		11,000	10,972

United Flexible, Inc. 815 Forestwood Drive Romeoville, IL 60446	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		20,284	19,777
		Preferred Stock	1.23%	245	267
		Common Stock	1.11%	5	68

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
WVision Government Solutions 44 Bearfoot Road Northboro, MA 01532	Diversified/conglomerate services	Secured First Lien Line of Credit		1,450	1,356
		Secured First Lien Debt		9,000	8,415

Wadeco Specialties, Inc. 8115 W. Industrial Midland, Texas 79706	Oil and gas	Secured First Lien Line of Credit		2,474	2,363
		Secured First Lien Debt		12,500	11,937
		Secured First Lien Debt		7,000	6,674
		Preferred Stock	2.86%	477	472

Westland Technologies, Inc. 107 S Riverside Dr Modesto, CA 95354	Diversified/conglomerate manufacturing	Secured First Lien Debt		4,000	4,000
		Common Stock	4.17%	408	632

Subtotal—Non-Control/Non-Affiliate Proprietary Investments				$195,146	$176,093

Syndicated Investments:

Autoparts Holdings Limited 39 Old Ridgebury Rd Danbury, CT 06810	Automobile	Secured Second Lien Debt		698	315

GTCR Valor Companies, Inc. 332 S. Michigan Ave Chicago, IL 60604	Electronics	Secured Second Lien Debt		2,984	2,970

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2 nd Floor Sparks, MD 21152	Healthcare, education and childcare	Secured Second Lien Debt		3,989	3,760

PLATO Learning, Inc. 5600 W 83 rd Street Bloomington, MN 55437	Healthcare, education and childcare	Secured Second Lien Debt		2,738	2,772
		Common Stock	2.10%	2,636	—

PSC Industrial Outsourcing, LP 5151 San Felipe, Suite 1100 Houston, TX 77056	Diversified/conglomerate services	Secured Second Lien Debt		3,438	3,272

RP Crown Parent, LLC 14400 N 87 th Street Scottsdale, AZ 85260	Electronics	Secured Second Lien Debt		1,973	1,627

Source HOV, LLC 2701 E. Grauwyler Road Irving, TX 75061	Finance	Secured Second Lien Debt		4,830	4,300

Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Secured First Lien Debt		8,982	4,785

The Active Network, Inc. 717 North Harwood Street, Suite 2500 Dallas, TX 75201	Electronics	Secured Second Lien Debt		996	915

Vertellus Specialites, Inc. 1500 S Tibbs Ave Indianapolis, IN 46241	Chemicals, Plastics and Rubber	Secured First Lien Debt		3,845	2,812

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
Vision Solutions, Inc. 15300 Barranca Parkway Irvine, California 92618	Electronics	Secured Second Lien Debt		7,972	7,200

Vitera Healthcare Solutions, LLC 4301 West Boy Scout Blvd, Suite 800 Tampa, FL 33607	Healthcare education and childcare	Secured Second Lien Debt		4,476	4,230

W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042	Oil and gas	Secured Second Lien Debt		495	274

Subtotal—Non-Control/Non-Affiliate Syndicated Investments				$50,052	39,232

Total Non-Control/Non-Affiliate Investments (represented 72.0% of total investments at fair value)				$245,199	$215,325

AFFILIATE INVESTMENTS
Ashland Acquisition, LLC 30 Amberwood Parkway Ashland, OH 44805	Printing and publishing	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		7,000	6,895
		Preferred Equity Units	20.00%	440	591
		Common Equity Units	20.00%	—	175

Edge Adhesives Holdings, Inc. 30 Amberwood Parkway Ashland, OH 44805	Diversified/conglomerate manufacturing	Secured First Lien Debt		6,200	6,045
		Secured First Lien Debt		1,600	1,564
		Preferred Stock	25.16%	2,516	—

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units(A)	6.67%	1,634	1,505

Lignetics, Inc. P.O. Box 1706 Sandpoint, ID 83864	Diversified/conglomerate manufacturing	Secured Second Lien Debt		6,000	5,970
		Secured Second Lien Debt		8,000	7,960
		Common Stock	9.60%	1,855	2,436

LWO Acquisitions, LLC 1920 Hurd Drive Irving, TX 75038	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit		1,950	1,891
		Secured First Lien Debt		10,579	10,262
		Common Stock	10.00%	921	110

RBC Aquisition Corp. 1945 Walton Rd. St. Louis, MO 63114	Healthcare, education and childcare	Secured First Lien Line of Credit		4,458	4,458
		Secured First Lien Mortgage Note		7,704	7,704
		Secured First Lien Debt		13,131	8,592
		Secured First Lien Debt		6,954	—
		Preferred Stock	100.00%	4,999	—
		Common Stock	75.00%	370	—

Total Affiliate Investments (represented 21.9% of total investments at fair value)				$86,311	$66,158

A	Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2015, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value as of December 31, 2015.

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
CONTROL INVESTMENTS

Defiance Integrated Technologies, Inc. 800 Independence Drive Napoleon, OH 43545	Automobile	Secured Second Lien Debt		6,385	6,385
		Common Stock	59.30%	1	4,180

Sunshine Media Holdings 735 Broad St, Suite 708 Chattanooga, TN 37402	Printing and publishing	Secured First Lien Line of Credit		1,328	1,328
		Secured First Lien Debt		5,000	1,863
		Secured First Lien Debt		11,948	4,452
		Secured First Lien Debt		10,700	—
		Preferred Stock	97.07%	5,275	—
		Common Stock	74.29%	740	—
		Common Stock Warrants		—	—

Total Control Investments (represented 6.0% of total investments at fair value)				$41,377	$18,208

Total Investments				$372,887	$299,691

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets at fair value (excluding cash pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

WadeCo Specialties, Inc.

We currently hold investments, having an aggregate fair value of $21.4 million as of December 31, 2015, in WadeCo Specialties, Inc, which we refer to as WadeCo. Our investments in WadeCo consist of a secured first lien loan with a principal amount outstanding of $12.5 million (maturing March 6, 2019), a secured first lien loan with a principal amount outstanding of $7.0 million (maturing March 6, 2019), a secured first lien line of credit of $2.5 million with $0.5 million available (maturing March 6, 2016), and approximately 1.0 million preferred shares we purchased for approximately $0.5 million.

WadeCo provides chemicals to oil well operators used for (i) corrosion prevention in well or salt water disposal pipes; (ii) separating oil, gas and water once extracted from wells; (iii) bacteria growth management; and (iv) conditioning water utilized for fracking. WadeCo primarily operates in the Permian and Eagle Ford basins.

Further declines in oil prices could negatively impact domestic energy exploration and production activity in the Permian and Eagle Ford Basins and could negatively impact demand for production chemicals. In addition, new federal and state regulations around drilling in an environmentally sustainable manner could also impact Wadeco’s services as its customers may be negatively impacted by adopting these regulations.

WadeCo’s principal executive offices are located at 8115 W. Industrial, Midland, Texas 79706.

RBC Acquisition Corp.

We currently hold investments, having an aggregate fair value of $20.8 million as of December 31, 2015, in RBC Acquisition Corp. and its subsidiaries, which we refer to collectively as RBC. Our investments in RBC consist of secured first lien debt with a principal amount outstanding of $13.1 million, a secured first lien loan with a principal amount outstanding of $7.0 million, a secured first lien mortgage note with a principal amount outstanding of $7.7 million, a secured first lien line of credit of $4.5 million (all of which is currently drawn), approximately 5.0 million preferred shares we purchased for approximately $5.0 million and 2.0 million common shares we purchased for approximately $0.4 million. Each of the loans and line of credit all have a maturity date of December 22, 2016.

RBC, based in St. Louis, Missouri, develops and manufactures active pharmaceutical ingredients and high purity processing chemicals used in the manufacture of pharmaceuticals and biological products. RBC’s products are the active ingredients for leading generic injectable drugs that treat cancer, heart disease, hypertension, anxiety and other serious illnesses.

Because of the relative size of this investment, we are significantly exposed to the risks associated with RBC’s business. In particular, RBC is subject to regulation and approvals by the Food & Drug Administration, or FDA. Should RBC fail to comply with FDA regulations, it could have a material adverse impact on RBC and the value of our investment in RBC.

RBC’s principal executive offices are located at 1945 Walton Road, St. Louis, Missouri 63114.

United Flexible, Inc.

We currently hold investments, having an aggregate fair value of $20.1 million as of December 31, 2015, in United Flexible, Inc., which we refer to as United Flexible. Our investments in United Flexible consist of a secured first lien loan with a principal amount outstanding of $20.3 million (maturing February 11, 2020), a secured first lien line of credit of $4.0 million all of which was available as of December 31, 2015 (maturing February 11, 2018), 245 preferred shares we purchased for $245,000 and 5 common shares we purchased for $5,000. United Flexible, based in Romeoville, Illinois, is a global leader in the design, development, and manufacture of corrugated flexible metal, Teflon and composite hoses for the transfer of fluids and gasses in extreme environments.

United Flexible’s industry is competitive and an increased level of competition could create downward pressure on pricing and lower margins. Additionally, overall hose demand in many of United Flexible’s end markets is sensitive to changes in Gross Domestic Product in both the United States and Europe, so a slow down or decline in the GDP in either area could negatively impact United Flexible’s volume and cash flow generation.

United Flexible’s principal executive offices are located at 815 Forestwood Drive, Romeoville, IL 60446.

Francis Drilling Fluids, Ltd.

We currently hold investments, having an aggregate fair value of $17.4 million as of December 31, 2015, in Francis Drilling Fluids, Ltd. and its subsidiaries, which we refer to as FDF. Our investments in FDF consist of a secured second lien loan with a principal amount outstanding of $15.0 million (maturing April 27, 2020), a secured second lien loan with a principal amount outstanding of $7.0 million (maturing April 27, 2020), 999 preferred equity units we purchased for $835,000 and 999 common equity units we purchased for $1,000.

FDF is a logistics network provider of warehousing, transportation and energy field services that focus on fracturing materials required for high-pressure, fracture stimulation for horizontal oil and natural gas drilling. FDF provides its oil shale and gas shale oilfield services and exploration and production customers all of their drilling fluids, storage and transportation of hydraulic fracturing materials, equipment rental and cleaning service needs during every stage of the drilling process. FDF focuses on oil and natural gas drilling customers primarily in Texas, Oklahoma, Louisiana, Arkansas, North Dakota, West Virginia and Wyoming. Because of the relative size of this investment, we are significantly exposed to the risks associated with FDF’s business. FDF’s profitability is directly correlated with oil and gas prices, as prices drive drilling rig activity. FDF’s business is also affected by the stability of the U.S. domestic oil and gas exploration and the level of reliance on foreign oil and the regulations in the industry in general, specifically around use of cleaner fuels.

Decreases in growth of domestic energy exploration and production of oil and natural gas could negatively impact FDF’s earnings and cash flows. In addition, new federal and state regulations around natural gas drilling in an environmentally sustainable manner could also impact FDF’s services as its customers may be negatively impacted by adopting these regulations.

The principal executive offices of FDF are located at 240 Jasmine Road, Crowley, Louisiana 70526.

Lignetics, Inc.

We currently hold investments, having an aggregate fair value of $16.4 million as of December 31, 2015, in Lignetics, Inc., which we refer to as Lignetics. Our investments in Lignetics consist of a secured second lien loan with a principal amount outstanding of $6.0 million (maturing February 9, 2021), a secured second lien loan with a principal amount outstanding of $8.0 million (maturing February 9, 2021), and 152,603 common shares we purchased for $1.9 million.

Lignetics, based in Sandpoint, ID, manufactures and distributes branded wood pellets primarily for home heating. Lignetics is one of the largest residential wood pellet manufacturers in the U.S., with an annual production capacity of approximately 530,000 tons across six plants.

The wood pellet heating fuel industry is competitive and fragmented. The greatest risks to Lignetics’ business are declines in the prices of alternative heating fuels (e.g. heating oil, propane), mild winters, new market participants, and industry-wide increased production capacity. Any of the aforementioned factors could lead to changes in pellet consumption and lower pellet fuel prices, which could have a material adverse impact on Lignetics’ profitability and cash flow.

Lignetics’ principal executive offices are located at P.O Box 1706, Sandpoint, ID 83864.

Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had certain unconsolidated subsidiaries, specifically Defiance Integrated Technologies, Inc., Midwest Metal Distribution, Inc., and Sunshine Media Holdings, which each met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of December 31, 2015 and September 30, 2015 and for the three months ended December 31, 2015 and 2014. Accordingly, summarized, comparative financial information, in aggregate, is presented below for the three months ended December 31, 2015 and 2014 for our unconsolidated significant subsidiaries.

	Three Months Ended December 31,
Income Statement	2015	2014(A)
Net sales	$10,566	$28,313
Gross profit	2,696	5,350
Net loss	(258)	(1,383)

(A)	We exited Midwest Metal in December 2014 and as such its financial results are included only through the date of exit.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Napoleon, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class selected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	73	Chairman of the Board and Chief Executive Officer(1)(2)(6)	2001	2019
Terry L. Brubaker	72	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)(6)	2001	2018
Independent Directors
Anthony W. Parker	70	Director(2)(3)(6)(7)(8)	2001	2017
Michela A. English	66	Director(3)(8)	2002	2017
Paul W. Adelgren	73	Director(4)(5)(8)	2003	2019
John H. Outland	70	Director(4)(5)(7)(8)	2003	2019
Walter H. Wilkinson, Jr.	70	Director(4)(5)(7)(8)(9)	2014	2018
Caren D. Merrick	55	Director(3)(7)(8)(9)	2014	2018

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Member of the valuation committee.
(8)	Each independent director, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Outland and Wilkinson serve as alternate members of the audit committee; Mr. Parker and Mses. English and Merrick serve as alternates on the compensation committee; Mr. Parker and Mses. English and Merrick serve as alternates on the ethics, nominating and corporate governance committee and Messrs. Adelgren, Outland and Wilkinson and Mses. English and Merrick serve as alternates on the offering committee. Mr. Adelgren and Ms. English serve as alternates on the valuation committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.
(9)	Caren D. Merrick and Walter H. Wilkinson, Jr. were elected, solely by the preferred stockholders, at the Company’s 2015 Annual Meeting of Stockholders for a term expiring in 2018.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a trustee of the Corcoran Gallery of Art and as a member of the Virginia Institute of Marine Science Council. Ms. English also previously served as a director of the Society for Science and the Public. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2002.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Commercial, Gladstone Land and Gladstone Investment since November 2014. Ms. Merrick is the founder of, and since 2014 has served as the chief executive officer of Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment and advisory firm that focuses on enterprise and consumer technology sectors. In addition, she has served as a board member of the Metropolitan Washington Airports Authority since 2012 Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008—2011, Inova Healthcare Services from 2001—2005, and the Northern Virginia Technology Council from 2000—2004 and WashingtonFirst Bankshares, Inc., (NASDAQ: WFMI) since May 2015. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010—2011. Ms. Merrick also was director of AOL.com for America Online from 1996—1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS—Advancing Science in America—Achievement Awards for College Scientists. She also currently serves on the Board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served on our Board and on the boards of directors of Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and a general partner of Kitty Hawk Capital, a venture capital firm established in 1980 and based in Charlotte, North Carolina. He has served on the board of the N.C. State University Foundation and has previously served as Chairman of its Graduate School Advisory Board where he endowed the Wilkinson Research Ethics Fellowship.

For many years he served on the board and chairman of the finance committee of the Ben Craig Center, a business incubator affiliated with the University of N.C. at Charlotte. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. Mr. Wilkinson was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (NACD), currently serves on its board, and is a NACD Leadership Fellow, having completed the NACD’s program for corporate directors and its continuing educational requirements to maintain this level of recognition. Mr. Wilkinson served as a director of R.F. Micro Devices, Inc. (NASDAQ:RFMD) from 1992, serving as its Chairman of its Board of Directors from July 2008, until its $11 billion merger with Triquint Semiconductor, Inc. (TQNT) in January, 2015 to form QORVO (QRVO). He currently serves as Lead Independent Director for QORVO. Mr. Wilkinson also serves or has served as a director of numerous venture-backed companies, both public and private. Mr. Wilkinson is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board due to his over 40 year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to our Board from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. He also served as our interim president from February 2013 to January 2014. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment, Gladstone Commercial and Gladstone Land (of which he is also the president). Mr. Gladstone has also served on the board of managers of Gladstone Securities, LLC, a broker dealer that is an affiliate of the ours, since 2010. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisers Inc., which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. Mr. Brubaker has also served as the vice chairman and chief operating officer of Gladstone Land since April 2007. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officers and certain other officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
Michael LiCalsi	45	General Counsel and Secretary
Robert L. Marcotte	57	President
Nicole Schaltenbrand	33	Chief Financial Officer and Treasurer

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Robert L. Marcotte . Mr. Marcotte has served as our president since January 2014 and as an executive managing director of the Adviser since December 2013. From 2002 to December 2013 Mr. Marcotte worked at MCG Capital Corporation, serving as executive vice president and co-head of asset management for MCG Capital Corporation since 2007, where he was responsible for investment origination, evaluation, underwriting and portfolio management for the $500+ million publically traded BDC. He also served on MCG Capital Corporation’s investment committee since 2007. Mr. Marcotte was chief financial officer for Aleron, Inc, a wholesale internet access and network services provider, from 2001 to 2002, and worked in the investment banking division of Goldman, Sachs & Co. from 1998 to 2001 and Merrill Lynch & Co. from 1992 to 1998. Mr. Marcotte worked in the project financing department for GE Capital from 1986 to 1992 and as a banking officer at Mellon Bank from 1980 to 1986. Mr. Marcotte received a Bachelor of Science in Business Administration from Georgetown University.

Nicole Schaltenbrand. Ms. Schaltenbrand served as our chief accounting officer from November 2015 to March 2016 when she was appointed chief financial officer and treasurer. From May 2012 to November 2015, Ms. Schaltenbrand served as a senior manager of SEC reporting and accounting policy at National Rural Utilities Cooperative Finance Corporation. From September 2004 through May 2012, Ms. Schaltenbrand worked in the assurance practice at KPMG LLP where she attained the level of senior audit manager. She received a Bachelor of Science in Accounting from the Pennsylvania State University and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.

Director Independence

As required under NASDAQ listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The NASDAQ listing standards provide that a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer and Mr. Brubaker, our vice chairman and chief operating officer, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Mr. Gladstone has served as chairman of our Board and our chief executive officer since our inception and as our interim president from February 2013 to January 2014. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent Lead Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. It evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During fiscal year 2015, the Audit Committee was composed of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick (with Ms. Merrick joining the committee in November 2014). Messrs. Adelgren and Wilkinson currently serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com.

Our Board has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board has unanimously determined all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Audit Committee’s current alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson (with Mr. Wilkinson appointed to the committee in October 2014). Mr. Parker and Mses. English and Merrick currently serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Compensation Committee’s current alternate members, Mr. Parker and Ms. English also serve as alternate members on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Compensation Committee.

Ethics, Nominating and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics Committee charter can be found on our website at www.gladstonecapital.com . The Ethics Committee also considers nominations from stockholders pursuant to our bylaws given that such nomination is received in accordance to the procedure for submitting nominations or proposals before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure. For additional information on stockholder notice procedure, see “Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” below.

During fiscal year 2015, membership of the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson (appointed to the committee in October 2014). Mr. Parker and Mses. English and Merrick currently serve as alternate members of the committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics Committee met four times during the last fiscal year.

The Offering Committee. The Offering Committee, which is composed of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstonecapital.com . The Offering Committee did not meet during the last fiscal year.

The Valuation Committee. The Valuation Committee, which is composed of Ms. Merrick (Chairman), and Messrs. Outland, Parker and Wilkinson, with each of our other current and future independent directors serving as alternates, is responsible for assisting the Board in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board’s compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter. The Valuation Committee met once during the last fiscal year.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 30, 2015, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. Mr. Dellafiora also serves as chief compliance officer of Gladstone Commercial, Gladstone Land, Gladstone Investment, the Adviser, the Administrator and Gladstone Securities. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities, LLC. He additionally serves as the chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and other members of senior management including, among others, our chief executive officer, president, chief financial officer, treasurer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee : Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee : Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the fees paid to our Adviser and Administrator were reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee : Our Ethics Committee manages risks associated with the independence of our Board and potential conflicts of interest.

•	Valuation Committee : Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman, chief executive officer and president and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are both employees of and compensated directly by our Adviser. Ms. Morrison, our former chief financial officer and treasurer, and Ms. Schaltenbrand, who was appointed chief financial officer and treasurer on March 14, 2016, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Ms. Morrison’s and Ms. Schaltenbrand’s salary. During our last fiscal year ending September 30, 2015, our allocable portion of Ms. Morrison’s compensation paid by our Administrator was approximately $44,000 of her salary, $20,000 of her bonus, and $9,000 of the cost of her benefits.

Certain investment banking services are provided directly to most of our portfolio companies by Gladstone Securities, a broker dealer, which is 100% indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Fees for these services are billed to and paid by the portfolio company to Gladstone Securities in an amount not greater than 1% of our investment in the portfolio company at closing. Our board of directors reviews, approves and ratifies these fees each quarter.

During the fiscal year ended September 30, 2015, we incurred total fees of approximately $8.1 million to our Adviser under the Advisory Agreement, $1.0 million to our Administrator under the Administration Agreement and $0.9 million in fees for investment banking services were paid by certain of our portfolio companies to Gladstone Securities pursuant to separate agreements between such portfolio companies and Gladstone Securities. For a discussion of the terms of our Advisory and Administration Agreements and transactions with Gladstone Securities, see “Certain Transactions—Investment Advisory and Management Agreement” and “Certain Transactions —Investment Banking Services.”

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2015, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on our Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Paul W. Adelgren	$33,000	$134,000
Michela A. English	$2,000	$131,000
Caren D. Merrick(2)	$24,000	$119,000
John H. Outland	$41,000	$167,000
Anthony W. Parker	$35,000	$143,000
Walter H. Wilkinson, Jr.(3)	$30,000	$143,000

(1)	Includes compensation the director received from Gladstone Investment Corporation, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial Corporation, our affiliate and a real estate investment trust, and Gladstone Land Corporation, our affiliate and a real estate investment trust, although not part of our Fund Complex.
(2)	Ms. Merrick became a director of the Company, Gladstone Investment Corporation, Gladstone Commercial Corporation, and Gladstone Land Corporation in November 2014.
(3)	Mr. Wilkinson became a director of the Company, Gladstone Investment Corporation, Gladstone Commercial Corporation, and Gladstone Land Corporation in October 2014.

Currently, as compensation for serving on our Board, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board meets. In addition, the chairpersons of each of the Audit, Compensation and Valuation Committees receive an annual fee of $3,000, and the chairperson of the Ethics Committees receives an annual fee of $1,000 for each of their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. During the fiscal year ended September 30, 2015, we paid total cash compensation of $195,000 to our non-employee directors. Effective October 1, 2017, the annual fee that each independent director receives for serving on our Board will increase to $25,000 and the fee that the chairperson of the Audit Committee receives will increase to $7,500.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of the Adviser or the Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2015 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

Management Services

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee: David Gladstone, Terry Lee Brubaker, and Robert L. Marcotte whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of the Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone, Brubaker and Marcotte please see “Management—Board of Directors—Interested Directors” and “Management—Executive Officers and Certain Other Officers Who Are Not Directors.”

The Portfolio Managers are all officers or directors, or both, of the Adviser and the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers.

The Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded agricultural real estate company, Messrs. Gladstone, Brubaker, and Dullum (the president of Gladstone Investment) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded BDC and Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial) are primarily responsible for the day to day management of Gladstone Commercial, a publicly-traded real estate investment trust. As of September 30, 2015, the Adviser had an aggregate of approximately $1.9 billion in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of certain of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Land, Gladstone Investment and Gladstone Commercial. Mr. Marcotte, our president, is an executive managing director of the Adviser. Moreover, currently and increasingly due to the limited revision of our investment objectives and strategies in October 2012, our investment objectives and strategies will overlap with those of Gladstone Investment. Accordingly Gladstone Investment and other investment vehicles that we may establish from time to time with overlapping investment objectives and strategies may invest in asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Where the investment opportunity fits into the investment objectives and strategies of more than one fund, the Adviser and the upper management of each such fund consider additional suitability factors in allocating the investment, including, but not limited to, leverage, diversification and availability of capital. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2015, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

Management services and fees under the Advisory Agreement

We are externally managed pursuant to contractual arrangements with the Adviser, under which the Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Under the Advisory Agreement, we pay the Adviser an annual base management fee of 1.75% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

We also pay the Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-based portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary credits on a quarterly basis to reduce the annual 1.75% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These credits were applied through September 30, 2015.

The Adviser may provide services to our portfolio companies, and receive fees for such services, other than managerial assistance, under other agreements. The Advisor voluntarily, irrevocably and unconditionally credits nearly 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser.

During the fiscal years ended September 30, 2015, 2014, and 2013, we incurred total fees, net of credits, of approximately $8.1 million, $8.1 million, and $8.4 million, respectively, to the Adviser under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 14, 2015, we renewed the Advisory Agreement through August 31, 2016. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Related to Our External Management—We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte, and on the continued operations of the Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with clerical, bookkeeping and record keeping services and the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are generally equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs.

Prior to July 1, 2014, our allocable portion of the expenses were derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

During the fiscal years ended September 30, 2015, 2014, and 2013, we incurred total fees of approximately $1.0 million, $0.9 million, and $0.7 million, respectively, to the Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory and Administration Agreements are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers. David Gladstone, Terry Lee Brubaker and Robert L. Marcotte are all officers or directors, or both, of the Adviser. Messrs. Gladstone and Brubaker are also officers and directors of the Administrator. David Gladstone is the controlling stockholder of the Adviser and Administrator. Ms. Morrison our former chief financial officer and treasurer is also chief accounting officer of the Adviser. Although we believe that the terms of the Advisory and Administration Agreements are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of these agreements.

Loan Servicing Agreement

The Adviser services, administers and collects on the loans pledged under our credit facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. In exchange for this fee, the Adviser services, administers and collects on the loans held by Business Loan. Since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee, cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year, loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $3.8 million, $3.5 million, and $3.7 million were incurred for the fiscal years ended September 30, 2015, 2014, and 2013, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Investment Banking Services

Gladstone Securities, LLC, an affiliated broker dealer which is 100% indirectly owned and controlled by Mr. Gladstone, provides investment banking services to most our portfolio companies for which it receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs.

Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Such investment banking fees are outside of the scope of the Advisory Agreement and the Administration Agreement. Therefore, they are not credited back to the Company and are entirely retained by Gladstone Securities. Our board of directors reviews, approves and ratifies these fees each quarter.

Loans

At September 30, 2015, we did not have any loans outstanding to affiliates.

Indemnification

In our charter and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of the office.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the ownership of the common and preferred stock of the Company as of December 31, 2015, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 6.75% Series 2021 Term Preferred Stock, and, to our knowledge, no person beneficially owns more than 5% of our Series 2021 Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of December 31, 2015, no independent director (or his/her immediate family members) owned securities of the Adviser.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Common Shares	Percent of Total
Directors:
David Gladstone	1,164,794	4.99%
Terry Lee Brubaker	114,210	*
Paul W. Adelgren	7,182	*
Michela A. English	1,588	*
Caren D. Merrick	1,835	*
John H. Outland	2,026	*
Anthony W. Parker	0	*
Walter H. Wilkinson, Jr.	6,155	*
Named Executive Officers (that are not also Directors):
Melissa Morrison	375	*
Robert L. Marcotte	251,281	*
All executive officers and directors as a group (10 persons)	1,549,446	6.61%

*	Less than 1%
(1)	This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 23,431,622 shares of common stock outstanding on December 31, 2015. No executive officers or directors held shares of our preferred stock as of December 31, 2015, nor was anyone a principal stockholder of our preferred stock on such date.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Nicole Schaltenbrand replaced Ms. Morrison as chief financial officer and treasurer, effective March 14, 2016. Ms. Schaltenbrand did not own any shares of capital stock in the Company as of December 31, 2015 and currently does not own any shares.

The following table sets forth, as of December 31, 2015, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment Corporation in the aggregate. Gladstone Investment Corporation is our affiliate and a BDC that is also externally managed by the Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Director Nominees(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,001-$100,000	$50,001-100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Caren D. Merrick	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony W. Parker	None	$50,001-$100,000
Walter H. Wilkinson, Jr.	$10,001-$50,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ as of December 31, 2015, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of December 31, 2015, by each independent incumbent director and nominee. As of December 31, 2015, none of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than common stock.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	7,892	*	$115,144
Michela A. English	2,111	*	$30,799
Caren D. Merrick	0	*	$0
John H. Outland	1,909	*	$27,852
Anthony W. Parker	24,341	*	$355,135
Walter H. Wilkinson, Jr.	3,284	*	$47,914

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ as of December 31, 2015, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land Corporation, our affiliate and an agricultural real estate company, is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of December 31, 2015, by each independent incumbent director.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	6,538	*	$56,554
Michela A. English	1,030	*	$8,909
Caren D. Merrick	0	*	$0
John H. Outland	1,606	*	$13,892
Anthony W. Parker	5,069	*	$43,846
Walter H. Wilkinson, Jr.	4,636	*	$40,101

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Market as of December 31, 2015, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash distributions but, instead, such cash distributions will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the common shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the common shares will be the weighted average price of all common shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time online at www.computershare.com/investor, via telephone or by mailing a request to Computershare or by selling or transferring all applicable common shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the common shares on behalf of the withdrawing participant. If such distributions are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such common shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those common shares purchased through the plan agent, as well as common shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional common shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

In order to maintain our qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term losses. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during each taxable year, we must maintain our status as a business development company;

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from interests in qualified publicly traded partnerships; and

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and we do not qualify for certain relief provisions, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding five-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years. The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our long-term capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

From time to time, we acquire debt obligations that are issued at a discount, which may include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation. In such cases, we are required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID is included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC and to avoid the imposition of federal income tax and the 4% excise tax. In such case, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to our preferred stockholders and then to our common stockholders based on the priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of our stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15 th day of the 9 th month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of the taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above.

In general, the federal income tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the rates applicable to ordinary income (currently up to 39.6%), and not the rates applicable to “qualified dividend income” (currently up to 20%). If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a common stockholder participates in our dividend reinvestment plan, any dividends with respect to shares of our stock that are reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals of 39.6%. Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Medicare Tax on Unearned Income. Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Required Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments, including dividends and gross proceeds from a sale of other disposition of our stock, made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2017 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in assets described in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than assets defined in Section 55(a)(7) (“operating assets”), which includes certain interests in furniture, equipment, real estate, or leasehold improvements, represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the BDC, alone or as part of a group, and the BDC in fact exercises a controlling influence over the management or policies of the portfolio company and, as a result of such control, has an affiliated person who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200.0%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender.

In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution).

If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquire in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Co-Investment Order

On July 26, 2012, the SEC granted us exemptive order that permits us to co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser, (or sub-advised by the Adviser if it also controls the fund), or any combination of the foregoing, subject to the conditions contained therein.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 46,000,000 of which are currently designated as common stock and 4,000,000 of which are currently designated as preferred stock. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

As of March 16, 2016, we have 23,385,836 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that, subject to the rights of the holders of Series 2021 Term Preferred Stock to vote in the election of directors, as described below, holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the NASDAQ under the ticker symbol “GLAD.”

Preferred Stock

Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series 2021 Term Preferred Stock

Of the 4,000,000 shares of our capital stock designated as preferred stock, 2,460,118 of such shares are designated as 6.75% Series 2021 Term Preferred Shares, which we refer to as our Series 2021 Term Preferred Stock. As of the date hereof, we have 2,440,000 shares of Series 2021 Term Preferred Stock outstanding. Our Series 2021 Term Preferred Stock is listed on the NASDAQ under the symbol “GLADO.”

The following is a summary of the material terms of our Series 2021 Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of our Series 2021 Term Preferred Shares, including Appendix A thereto relating to the our Series 2021 Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part.

Dividend Rights

The holders of our Series 2021 Term Preferred Stock are entitled to monthly dividends in the amount of 6.75% per annum on the stated liquidation preference of our Series 2021 Term Preferred Stock, or $0.140625 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of our Series 2021 Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on our Series 2021 Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on our Series 2021 Term Preferred Stock when required, the dividend rate on our Series 2021 Term Preferred Stock will increase to 10.75% per annum until such default is cured.

Voting Rights

The holders of our Series 2021 Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of our Series 2021 Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of our Series 2021 Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Series 2021 Term Preferred Shares equal to at least two full years of dividends, the holders of our Series 2021 Term Preferred Stock will have the right to elect a majority of our Board of Directors. In addition, the holders of our Series 2021 Term Preferred Stock have voting rights with regard to certain corporate actions, including certain amendments to our charter and certain actions relating to our election to be treated as a BDC, as set forth in the articles supplementary relating to our Series 2021 Term Preferred Stock.

Liquidation Rights

Our Series 2021 Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

Our Series 2021 Term Preferred Stock has a mandatory term redemption date of June 30, 2021, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of our Series 2021 Term Preferred Stock to enable us to meet the required asset coverage. We are further required to redeem our 2021 Term Preferred Shares in the event of a change in control. We also have the option to redeem such shares at any time on or after June 30, 2017, at our sole option at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any. As of the date hereof we have not exercised our option to redeem any shares. In the event that we fail to redeem our Series 2021 Term Preferred Stock when due, the dividend rate will increase to 10.75% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

ARTICLES OF INCORPORATION AND BYLAWS

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. One class has two directors, one class has three directors and one class has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of two-thirds of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled only by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

Our directors may only be removed for cause and only by the affirmative vote of at least a majority of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and could preclude stockholders from filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our articles of incorporation permit our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Articles of Incorporation and Bylaws

Our articles of incorporation may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law (“MGCL”) requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•	a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our bylaws permit us to advance expenses so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Subject to the 1940 Act, or any valid rule, regulation or order of the SEC thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of our common stock. From February 12, 2016 through February 25, 2016, 45,786 shares of common stock were repurchased under the share repurchase program at a cost of $0.3 million. The repurchases were implemented through open market transactions on U.S. exchanges. To date, we have not made any other share repurchases under this program; however, we expect that additional repurchases may be implemented through this program by virtue of similar open market transactions on U.S. exchanges as approximately $7.2 million in availability remains of the initially authorized $7.5 million program. The limited amount of repurchases made to date have had a de minimis effect on the Company’s leverage, expense ratio and ability to execute on its investment objectives and strategies.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our Securities sold pursuant to a prospectus supplement will be listed on the NASDAQ, or another exchange on which our Securities are traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the

Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance, a division of KeyBank National Association and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, MA 02021, telephone number 800-522-6645. Computershare Inc. also maintains an internet website at www.computershare.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters and/or sales agents, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2015 and September 30, 2014 and for each of the three years in the period ended September 30, 2015 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2015 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

The financial statements of Defiance Integrated Technologies, Inc. as of and for the years ended December 31, 2013 and 2012 and Sunshine Media Group, Inc. as of and for the years ended December 31, 2014 and 2013, included in this Prospectus have been so included in reliance on the report of Crowe Horwath LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Midwest Metal Distribution, Inc. and Subsidiaries as of and for the years ended December 31, 2013 and 2012, included in this Prospectus have been so included in reliance on the report of SS&G, Inc., independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of RBC Acquisition Corp. and subsidiary as of and for the year ended September 30, 2014 have been so included in reliance on the report of RubinBrown LLP, independent auditor, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements

Financial Statements (Unaudited)

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2015, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2015.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2015 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 23, 2015

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) at September 30, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at September 30, 2015 and 2014, by correspondence with the custodian, and where replies were not received, we performed alternative auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 23, 2015

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2015	2014
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $287,055 and $225,845, respectively)	$277,411	$198,926
Affiliate investments (Cost of $81,427 and $61,281, respectively)	66,029	57,006
Control investments (Cost of $41,762 and $62,159, respectively)	22,451	25,354

Total investments at fair value (Cost of $410,244 and $349,285, respectively)	365,891	281,286
Cash and cash equivalents	3,808	6,314
Restricted cash and cash equivalents	283	675
Interest receivable, net	5,581	2,767
Due from custodian	1,186	6,022
Deferred financing fees	4,161	3,340
Other assets, net	1,572	1,025

TOTAL ASSETS	$382,482	$301,429

LIABILITIES
Borrowings at fair value (Cost of $127,300 and $36,700, respectively)	$127,300	$38,013
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 2,440,000 shares issued and outstanding at September 30, 2015 and 2014, respectively	61,000	61,000
Accounts payable and accrued expenses	597	462
Interest payable	272	146
Fees due to Adviser(A)	904	875
Fee due to Administrator(A)	250	218
Other liabilities	715	1,055

TOTAL LIABILITIES	$191,038	$101,769

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value, 46,000,000 shares authorized and 21,131,622 and 21,000,160 shares issued and outstanding, respectively	$21	$21
Capital in excess of par value(C)	307,862	307,348
Note receivable from employee(A)	—	(100)
Cumulative net unrealized depreciation of investments	(44,353)	(67,999)
Cumulative net unrealized appreciation of other	(61)	(1,374)
Overdistributed net investment income(C)	(1,541)	(1,928)
Accumulated net realized losses	(70,484)	(36,308)

TOTAL NET ASSETS	$191,444	$199,660

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$9.06	$9.51

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.
(C)	Refer to Note 9—Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2015	2014	2013
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$27,343	$25,117	$27,704
Affiliate investments	6,434	3,721	216
Control investments	1,113	3,317	5,481
Other	5	15	132

Total interest income	34,895	32,170	33,533
Other income
Non-Control/Non-Affiliate investments	2,180	1,885	2,621
Affiliate investments	—	701	—
Control investments	983	1,829	—

Total other income	3,163	4,415	2,621

Total investment income	38,058	36,585	36,154

EXPENSES
Base management fee(A)	6,888	5,864	5,622
Loan servicing fee(A)	3,816	3,503	3,656
Incentive fee(A)	4,083	4,297	4,343
Administration fee(A)	1,033	853	647
Interest expense on borrowings	3,828	2,628	3,182
Dividend expense on mandatorily redeemable preferred stock	4,116	3,338	2,744
Amortization of deferred financing fees	1,106	1,247	1,211
Professional fees	999	993	514
Other general and administrative expenses	1,189	1,091	1,026

Expenses, before credits from Adviser	27,058	23,814	22,945
Credit to base management fee—loan servicing fee(A)	(3,816)	(3,503)	(3,656)
Credit to fees from Adviser—other(A)	(2,884)	(2,094)	(1,521)

Total expenses, net of credits	20,358	18,217	17,768

NET INVESTMENT INCOME	17,700	18,368	18,386

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	(8,410)	(1,431)	(439)
Control investments	(25,256)	(10,732)	(5,314)
Escrows	(510)	50	522
Extinguishment of debt	—	(1,297)	—

Total net realized loss	(34,176)	(13,410)	(5,231)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	9,116	9,925	(7,125)
Control investments	25,654	6,304	22,414
Affiliate investments	(11,123)	(8,840)	384
Other	1,313	(1,114)	3,391

Total net unrealized appreciation	24,960	6,275	19,064

Net realized and unrealized (loss) gain	(9,216)	(7,135)	13,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,484	$11,233	$32,219

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.84	$0.87	$0.88

Net increase in net assets resulting from operations	$0.40	$0.53	$1.53

Distributions declared and paid per share	$0.84	$0.84	$0.84

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	21,066,844	21,000,160	21,000,160

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2015	2014	2013
OPERATIONS
Net investment income	$17,700	$18,368	$18,386
Net realized loss on investments and escrows	(34,176)	(12,113)	(5,231)
Realized loss on extinguishment of debt	—	(1,297)	—
Net unrealized appreciation of investments	23,647	7,389	15,673
Net unrealized depreciation (appreciation) of other	1,313	(1,114)	3,391

Net increase in net assets from operations	8,484	11,233	32,219

DISTRIBUTIONS
Distributions to common stockholders from ordinary income	(17,700)	(2,430)	(16,309)
Return of capital to common stockholders	—	(15,210)	(1,331)

Net decrease in net assets from distributions	(17,700)	(17,640)	(17,640)

CAPITAL TRANSACTIONS
Repayment of principal on employee notes(A)	100	75	2,849
Issuance of common stock	1,169	—	—
Offering costs for issuance of common stock	(269)	—	—

Net increase in net assets from capital transactions	1,000	75	2,849

NET (DECREASE) INCREASE IN NET ASSETS	(8,216)	(6,332)	17,428
NET ASSETS, BEGINNING OF YEAR	199,660	205,992	188,564

NET ASSETS, END OF YEAR	$191,444	$199,660	$205,992

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,484	$11,233	$32,219
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(136,123)	(102,045)	(90,157)
Principal repayments on investments	13,741	67,860	110,491
Net proceeds from sale of investments	28,602	4,700	6,557
Increase in investment balance due to paid-in-kind interest	(665)	(288)	(234)
Net change in premiums, discounts and amortization	149	(126)	345
Cost adjustments on non-accrual loans	(328)	717	—
Net realized loss on investments	33,666	12,163	5,753
Net unrealized appreciation of investments	(23,647)	(7,389)	(15,673)
Realized loss on extinguishment of debt	—	1,297	—
Net unrealized appreciation (depreciation) of other	(1,313)	1,114	(3,391)
Decrease (increase) in restricted cash and cash equivalents	392	501	(371)
(Increase) decrease in interest receivable	(2,814)	(279)	208
Decrease (increase) in funds due from custodian	4,836	10,451	(14,296)
Amortization of deferred financing fees	1,106	1,247	1,211
Decrease (increase) in other assets	(547)	61	(136)
Increase (decrease) in accounts payable and accrued expenses	135	(32)	19
Increase (decrease) in interest payable	126	(24)	(15)
Increase (decrease) in fees due to Adviser(A)	29	(831)	(124)
Increase (decrease) in fee due to Administrator(A)	32	92	(48)
(Decrease) increase in other liabilities	(340)	51	(222)

Net cash (used in) provided by operating activities	(74,479)	473	32,136

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	147,500	108,800	84,800
Repayments on borrowings	(56,900)	(119,000)	(96,700)
Proceeds from issuance of mandatorily redeemable preferred stock	—	61,000	—
Redemption of previously issued mandatorily redeemable preferred stock	—	(38,497)	—
Purchase of derivative	—	—	(62)
Deferred financing fees	(1,927)	(2,797)	(1,340)
Proceeds from issuance of common stock	1,169	—	—
Offering costs for issuance of common stock	(269)	—	—
Distributions paid to common stockholders	(17,700)	(17,640)	(17,640)
Receipt of principal on employee notes(A)	100	75	2,849

Net cash provided by (used in) financing activities	71,973	(8,059)	(28,093)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,506)	(7,586)	4,043
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,314	13,900	9,857

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,808	$6,314	$13,900

CASH PAID DURING YEAR FOR INTEREST	$3,702	$2,650	$3,230
CASH PAID DURING YEAR FOR DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK	4,116	3,338	2,744
NON-CASH ACTIVITIES(B)	1,905	—	—

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	In September 2015, GFRC Holdings, LLC (“GFRC”) was restructured. As part of this restructure we converted our outstanding debt which had a cost basis of $12.7 million into a term note, a line of credit and preferred stock, which resulted in a realized loss of $10.8 million recognized in our accompanying Consolidated Statements of Operations during the quarter ended September 30, 2015.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$12,980	$12,870
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	564
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,224	13,434

Allison Publications, LLC	Printing and publishing	Secured First Lien Line of Credit, $250 available (8.3%, Due 9/2016)(D)	350	350	347
		Secured First Lien Debt (8.3%, Due 9/2018)(D)	2,444	2,444	2,422
		Secured First Lien Debt (13.0%, Due 9/2018)(C)(D)	5,400	5,400	5,360

				8,194	8,129

Alloy Die Casting Corp.	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,947
		Preferred Stock (1,742 shares)(F)(H)		1,742	153
		Common Stock (270 shares)(F)(H)		18	—

				6,995	5,100

Behrens Manufacturing, LLC	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,264
		Preferred Stock (1,253 shares)(F)(H)(K)		1,253	2,268

				5,528	6,532

B+T Group Acquisition Inc.	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,865
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,865

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(D)	108	108	32

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(J)	7,800	7,800	7,800
		Preferred Stock (700,000 units) (H)(J)		700	700

				8,500	8,500

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	12,938
		Secured Second Lien Debt (10.3%, Due 4/2020)(D)	7,000	7,000	6,037
		Preferred Equity Units (999 units)(F)(H)		648	747
		Common Equity Units (999 units)(F)(H)		1	206

				22,649	19,928

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Funko, LLC	Personal and non-durable consumer products	Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	7,500	7,500	7,500
		Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	2,000	2,000	2,000
		Preferred Equity Units (1,305 units)(L)(H)		1,305	17,314

				10,805	26,814

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $840 available (9.0%, Due 9/2018)(J)	360	360	360
		Secured First Lien Debt (9.0%, Due 9/2018)(J)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(H)(J)		1,025	1,025
		Common stock warrant (45% ownership)(H)(J)		—	—

				2,385	2,385

Heartland Communications Group	Broadcasting and entertainment	Secured First Lien Line of Credit, $0 available (5.0%, Due 10/2015)(F)(G)(I)	91	82	31
		Secured First Lien Line of Credit, $0 available (10.0%, Due 10/2015)(F)(G)(I)	91	74	31
		Secured First Lien Debt (5.0%, Due 10/2015)(F)(G)(I)	3,931	3,568	1,338
		Common Stock Warrants (8.8% ownership)(F)(H)		66	—

				3,790	1,400

J.America, Inc.	Personal and non-durable consumer products	Secured Second Lien Debt (10.4%, 1.0% PIK, Due 12/2019)(D)(G)	$7,538	$7,538	$7,331
		Secured Second Lien Debt (11.5%, 1.0% PIK, Due 12/2019)(D)(G)	9,548	9,548	9,274

				17,086	16,605

Leeds Novamark Capital I, L.P.	Private equity fund– healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,214 uncalled capital commitment)(H)(O)		781	555

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (11.0%, Due 11/2014)(D)	6,699	6,699	3,816

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	4,036
		Preferred Stock (1,449 shares)(F)(H)		1,449	—

				5,589	4,036

Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(J)	6,750	6,750	6,750
		Common Stock (2.49% ownership)(H)(J)		450	450

				7,200	7,200

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (P) (Continued):
Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (11.0%, Due 4/2016)(D)	1,000	1,000	1,104
		Secured First Lien Debt (11.0%, Due 4/2016)(D)	4,125	4,125	2,910
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(D)	4,053	4,053	640

				9,178	4,654
Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 2/2020)(D)	8,000	8,000	7,600
		Preferred Stock (4,054,054 shares)(F)(H)		750	1,274

				8,750	8,874
Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(J)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(J)	8,000	8,000	8,000
		Common Stock (250,000 units)(H)(J)		250	250

				8,250	8,250
TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (10.0%, Due 7/2017)(J)	—	—	—
		Secured First Lien Debt (10.0%, Due 7/2020)(J)	13,000	13,000	13,000

				13,000	13,000
United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $4,000 available (7.0%, Due 2/2018)(D)	—	—	—
		Secured First Lien Debt (9.3%, Due 2/2020)(D)	20,284	20,284	20,030
		Preferred Stock (245 shares)(F)(H)		245	261
		Common Stock (500 shares)(F)(H)		5	64

				20,534	20,355
Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $550 available (7.5%, Due 12/2017)(D)	1,450	1,450	1,434
		Secured First Lien Debt (9.75%, Due 12/2019)(D)	9,000	9,000	8,899

				10,450	10,333
WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $2,525 available (8.0%, Due 3/2016)(D)	2,475	2,475	2,388
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,750	12,750	12,307
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,748
		Preferred Stock (1,000 shares) (F)(H)		477	477

				22,702	21,920
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 4/2016)(D)	$4,000	$4,000	$4,013
		Common Stock (58,333 shares) (F)(H)		408	639

				4,408	4,652

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$225,604	$222,369

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (P) (Continued):
Syndicated Investments:
Ameriqual Group, LLC	Beverage, food and tobacco	Secured First Lien Debt (9.0% and 1.3% PIK, Due 3/2016)(E)	$7,367	$7,352	$7,367
Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	700	698	692

First American Payment Systems, L.P.	Finance	Secured Second Lien Debt (10.8%, Due 4/2019)(L)	4,195	4,172	4,006

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,984	2,940

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,989	3,720

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.0% PIK, Due 6/2020)(D)(G)	2,718	2,666	2,715
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,303	2,715

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,436	3,430

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,971	1,720

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,822	4,350

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (13.8% and 1.0% PIK, Due 5/2016)(E)	8,976	8,950	6,911

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	930

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)	3,960	3,839	3,524

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	8,000	7,968	7,960

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,476	4,388

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	389

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$61,451	$55,042

Total Non-Control/Non-Affiliate Investments (represented 75.8% of total investments at fair value)				$287,055	$277,411

AFFILATE INVESTMENTS(Q) :
Proprietary Investments:

Ashland Acquisition LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	7,017
		Preferred Equity Units (4,400 units)(F)(H)		440	574
		Common Equity Units (4,400 units)(F)(H)		—	238

				7,440	7,829

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS(Q) (Continued):
Edge Adhesives Holdings, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,123
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,582
		Preferred Stock (2,516 shares)(F)(H)		2,516	—

				10,316	7,705

FedCap Partners, LLC	Private equity fund— aerospace and defense	Class A Membership Units (80 units)(H)(N)		1,634	1,647

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,940
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,920
		Common Stock (152,603 shares)(F)(H)		1,855	2,211

				15,855	16,071

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $1,950 available (6.5%, Due 12/2017)(D)	1,050	1,050	1,049
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,579	10,579	10,566
		Common Stock (921,000 shares)(F)(H)		921	545

				12,550	12,160

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (9.0%, Due 12/2015)(F)	4,000	4,000	4,000
		Secured First Lien Mortgage Note (9.5%, Due 12/2015) (F)(G)	6,871	6,871	6,871
		Secured First Lien Debt (12.0%, Due 12/2015)(C)(F)	11,392	11,392	9,746
		Secured First Lien Debt (12.5%, Due 12/2015)(F)(G)	6,000	6,000	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				33,632	20,617

Total Affiliate Proprietary Investments (represented 18.1% of total investments at fair value)				$81,427	$66,029

CONTROL INVESTMENTS(R) :
Proprietary Investments:

Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,385	$6,385	$6,384
		Common Stock (15,500 shares)(F)(H)		1	6,586

				6,386	12,970

Lindmark Acquisition, LLC	Broadcasting and entertainment	Secured First Lien Debt, $0 available (25.0%, Due Upon Demand)(F)(G)	—	—	—
		Success Fee on Secured Second Lien Debt(F)	—	—	20
		Common Stock (100 shares)(F)(H)		317	—

				317	20

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(R) (Continued):
Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $604 available (8.0%, Due 5/2016)(F)(G)	$1,396	$1,396	$1,396
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)	5,000	5,000	2,379
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)	11,948	11,948	5,686
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				35,059	9,461

Total Control Proprietary Investments (represented 6.1% of total investments at fair value)				$41,762	$22,451

TOTAL INVESTMENTS(S)				$410,244	$365,891

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company. Additionally, the majority of the securities listed above, totaling $312.0 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2015, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	Last out tranche (“LOT”) of debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after all other debt holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2015, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New, or restructured proprietary investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2015 best represents fair value as of September 30, 2015.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	Subsequent to September 30, 2015, the investment was sold, and as such the fair value as of September 30, 2015 was based upon the sales amount.
(N)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May, 9, 2024 or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities.
(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $70.4 million; cumulative gross unrealized appreciation for federal income tax purposes is $25.7 million. Cumulative net unrealized depreciation is $44.7 million, based on a tax cost of $410.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):
Proprietary investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$12,899	$12,838
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,143	12,838

Allison Publications, LLC	Printing and publishing	Secured First Lien Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	598
		Secured First Lien Debt (8.3%, Due 9/2018)(D)	2,875	2,875	2,864
		Secured First Lien Debt (13.0%, Due 9/2018)(C)(D)	5,400	5,400	5,380

				8,875	8,842

Alloy Die Casting Co.	Diversified/ conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	5,228
		Preferred Stock (1,742 shares)(F)(H)		1,742	1,122
		Common Stock (270 shares)(F)(H)		18	—

				6,995	6,350

Behrens Manufacturing, LLC	Diversified/ conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,280
		Preferred Stock (1,253 shares)(F)(H)(M)		1,253	1,150

				5,528	5,430

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(D)	108	108	95

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (12.4%, Due 11/2017)(D)(K)	15,000	15,000	14,550
		Secured Second Lien Debt (11.3%, Due 11/2017)(J)(K)	7,000	7,000	7,000
		Preferred Equity Units (999 units)(F)(H)		983	1,081
		Common Equity Units (999 units)(F) H)		1	206

				22,984	22,837

Funko, LLC	Personal and non-durable consumer products	Secured First Lien Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,645	7,645	7,817
		Preferred Equity Units (1,305 units)(F)(H)		1,305	5,691

				8,950	13,508

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $130 available (10.5%, Due 12/2014)(D)	270	270	149
		Secured First Lien Debt (10.5%, Due 6/2016)(D)	4,924	4,924	2,708
		Secured First Lien Debt (13.0%, Due 6/2016)(D)	6,598	6,598	3,761

				11,792	6,618

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Heartland Communications Group	Broadcasting and entertainment	Secured First Lien Line of Credit, $0 available (5.0%, Due 9/2014)(D)(G)(I)	100	97	65
		Secured First Lien Line of Credit, $0 available (10.0%, Due 9/2014)(D)(G)(I)	100	93	65
		Secured First Lien Debt (5.0%, Due 9/2014)(D)(G)(I)	4,342	4,196	809
		Common Stock Warrants (8.8% ownership)(F)(H)		66	—

				4,452	939

J.America, Inc.	Personal and non-durable consumer products	Secured Second Lien Debt (10.4%, Due 12/2019)(D)(G)	7,500	7,500	7,350
		Secured Second Lien Debt (11.5%, Due 12/2019)(D)(G)	9,500	9,500	9,298

				17,000	16,648

Leeds Novamark Capital I, L.P.	Private equity fund – healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,827 uncalled capital commitment)(H)(O)		173	36

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (12.0%, Due 1/2014)(D)	6,699	6,699	3,757

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	$4,140	$4,140	$4,135
		Convertible Preferred Stock (1,449 shares)(F)(H)		1,449	1,549

				5,589	5,684

North American Aircraft Services, LLC	Aerospace and defense	Secured Second Lien Debt (12.5%, Due 8/2016)(F)(L)	2,115	2,115	2,115
		Success Fee on Secured Second Lien Debt(F)(L)		—	639
		Common Stock Warrants (35,000 shares)(F)(H)(L)		350	1,928

				2,465	4,682

Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (9.0%, Due 3/2015)(D)	1,000	1,000	881
		Secured First Lien Debt (9.0%, Due 3/2015)(D)	4,125	4,125	485
		Secured First Lien Debt (9.0%, Due 3/2015)(C)(D)	4,053	4,053	457

				9,178	1,823

Saunders & Associates	Electronics	Secured First Lien Line of Credit, $0 available (11.3%, Due 5/2013) (D)	917	917	413
		Secured First Lien Debt (11.3%, Due 5/2013)(D)	8,947	8,947	4,026

				9,864	4,439

Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 2/2020)(J)	8,000	8,000	8,000
		Preferred Stock (4,054,054 shares)(H)(J)		750	750

				8,750	8,750

Sunburst Media—Louisiana, LLC	Broadcasting and entertainment	Secured First Lien Debt (8.5%, Due 2/2016)(F)(G)	6,026	6,026	1,600

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $526 available (8.0%, Due 3/2015)(D)	1,474	1,474	1,452
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	4,500	4,500	4,433
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	4,500	4,500	4,421
		Preferred Stock (1,000 shares)(F)(H)		250	454

				10,724	10,760

Westland Technologies, Inc.	Diversified/ conglomerate manufacturing	Secured First Lien Debt (7.5%, Due 4/2016)(D)	50	50	46
		Secured First Lien Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,699
		Common Stock (58,333 shares)(H)		408	58

				4,458	3,803

Subtotal–Non-Control/Non-Affiliate Proprietary investments				$164,753	$139,439

Syndicated Investments:

Ameriqual Group, LLC	Beverage, food and tobacco	Secured First Lien Debt (9.0% and 1.5% PIK, Due 3/2016)(E)	$7,335	$7,283	$6,235

Ardent Medical Services, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (11.0%, Due 1/2019)(E)	7,143	7,135	7,224

Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (10.5%, Due 1/2018)(E)	833	830	800

Blue Coat Systems, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 6/2020)(E)	3,000	2,974	3,038

Envision Acquisition Company, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.8%, Due 11/2021)(E)	2,500	2,454	2,500

First American Payment Systems, L.P.	Finance	Secured Second Lien Debt (10.8%, Due 4/2019)(E)	4,195	4,167	4,205

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,982	2,970

New Trident Holdcorp, Inc.	Healthcare, education and Childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,987	4,000

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (11.3%, Due 5/2019)(E)	$5,000	$4,925	$5,000

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,967	1,898

Sensus USA, Inc.	Electronics	Secured Second Lien Debt (8.5%, Due 5/2018)(E)	500	497	495

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (11.0% and 1.0% PIK, Due 5/2016)(D)	9,034	8,956	8,171

The Active Network	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	995	1,000

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	11,000	10,953	10,972

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	500	493	495

W3, Co.	Oil and Gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	494	484

Subtotal–Non-Control/Non-Affiliate Syndicated investments				$61,092	$59,487

Total Non-Control/Non-Affiliate Investments (represented 70.7% of total investments at fair value)				$225,845	$198,926

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS(Q):
Ashland Acquisition, LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	7,053
		Preferred Equity Units (4,400 units)(F)(H)		440	206
		Common Equity Units (4,400 units)(F)(H)		—	—

				7,440	7,259

Edge Adhesives Holdings, Inc.	Diversified/ conglomerate manufacturing	Secured First Lien Line of Credit, $230 available (12.5%, Due 8/2015)(D)	770	770	768
		Secured First Lien Debt (12.5%, Due 2/2019)(D)	6,200	6,200	6,208
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,604
		Secured First Lien Debt (13.8%, Due 11/2014)(J)	585	585	585
		Preferred Stock (2,316 shares)(F)(H)		2,316	2,885

				11,471	12,050

FedCap Partners, LLC	Private equity fund– aerospace and defense	Class A Membership Units (80 units)(H)(N)		1,718	2,238

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 3/2020)(D)	6,000	6,000	6,007
		Common Stock (100,000 shares)(F)(H)		1,000	1,169

				7,000	7,176

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Secured First Lien Mortgage Note (9.5%,Due 12/2014)(F)(G)	6,891	6,891	6,891
		Secured First Lien Debt (12.0%, Due 12/2014)(C)(F)	11,392	11,392	11,392
		Secured First Lien Debt (12.5%, Due 12/2014)(F)(G)	6,000	6,000	6,000
		Preferred Stock (4,999,000 shares)(F)(H)(M)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				33,652	28,283

Total Affiliate Proprietary Investments (represented 20.3% of total investments at fair value)				$61,281	$57,006

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(R):
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 4/2016)(C)(F)	$6,545	$6,545	$6,545
		Common Stock (15,500 shares)(F)(H)		1	6,461

				6,546	13,006

Lindmark Acquisition, LLC	Broadcasting and entertainment	Secured First Lien Debt, $3,120 available (25.0%, Due Upon Demand)(F)(G)	$—	$—	$—
		Success Fee on Secured Second Lien Debt(F)		—	89
		Common Stock (100 shares)(F)(H)		317	—

				317	89
Midwest Metal Distribution, Inc.	Mining, steel, iron and non- precious metals	Secured Second Lien Debt (12.0%, Due 7/2015)(F)(I)	18,281	17,720	4,455
		Preferred Stock (2,000 shares)(F)(H)(M)		2,175	—
		Common Stock (501 shares)(F)(H)		138	—

				20,033	4,455

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $400 available (4.8%, Due 5/2016)(D)(I)	1,600	1,600	424
		Secured First Lien Debt (4.8%, Due 5/2016)(D)(I)	16,948	16,948	4,491
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(D)(I)	10,700	10,700	2,889
		Preferred Stock (15,270 shares)(F)(H)(M)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				35,263	7,804

Total Control Proprietary Investments (represented 9.0% of total investments at fair value)				$62,159	$25,354

TOTAL INVESTMENTS(S)				$349,285	$281,286

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company. Additionally, the majority of the securities listed above, totaling $222.0 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day LIBOR) in effect at September 30, 2014, and due dates represent the contractual maturity date. If applicable, PIK interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	LOT of debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after all other debt holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by SPSE.
(E)	Fair value was based on the indicative bid price on or near September 30, 2014, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New or follow-on proprietary investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2014 best represents fair value as of September 30, 2014.
(K)	Subsequent to September 30, 2014, the debt interest rates on Francis Drilling Fluids, Ltd. were decreased to approximately 11.9% and 10.8%, respectively, based on a leverage grid.

(L)	Subsequent to September 30, 2014, North American Aircraft Services, LLC debt and equity investment cost basis were paid off, resulting in a realized gain of $1.6 million and success fees of $0.6 million. As such, the fair value as of September 30, 2014 was based upon the payoff amount.
(M)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(N)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May, 9, 2024 or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities.
(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $84.3 million; cumulative gross unrealized appreciation for federal income tax purposes is $15.6 million. Cumulative net unrealized depreciation is $68.7 million, based on a tax cost of $349.9 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 23, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946 “ Financial Services-Investment Companies .” In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio investments in connection with our revolving line of credit.

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of September 30, 2015 and 2014, we held no investments through Gladstone Financial.

The financial statements of the foregoing two subsidiaries are consolidated with those of ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 14 —Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement. Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Our Consolidated Financial Statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Reclassifications

Certain amounts in our prior fiscal year’s consolidated financial statements have been reclassified to conform to the presentation for the year ended September 30, 2015 with no effect on our financial condition, results of operations or cash flows.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Financial Statements into the following categories:

•	Control Investments—Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities;

•	Affiliate Investments—Affiliate investments are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities that are not classified as Control Investments; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors at a meeting the next day.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, who reports directly to our Board of Directors, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on our debt investments. The Valuation Team, in accordance with the Policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and the Valuation team with oversight from the Valuation Committee, evaluates such information for incorporation into the total enterprise value of certain of our investments. We generally engage an independent valuation firm quarterly to value or review our valuation of our significant equity investments, on a rotating basis so that each significant equity investment is reviewed once a year. Such third party inputs are taken into consideration as one of the many data points in determining fair value under the Policy.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by a third party independent valuation firm, if any, and other pertinent factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current reporting quarter (the quarter ended September 30, 2015) are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs and amendment fees, accretion of original issue discounts (“OID”) and paid-in-kind (“PIK”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2015, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $7.1 million, or 2.2% of the fair value of all debt investments in our portfolio. At September 30, 2014, three portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $51.4 million, or 16.1% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $13.2 million, or 5.2% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of September 30, 2015 and 2014, we had 17 OID loans, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.3 million, $0.2 million and $0.3 million for the years ended September 30, 2015, 2014 and 2013, respectively. The unamortized balance of OID investments as of September 30, 2015 and 2014 totaled $0.6 million. As of September 30, 2015 and 2014, we had four and three investments which had a PIK interest component, respectively. We recorded PIK interest income of $0.7 million, $0.3 million and $0.3 million for the years ended September 30, 2015, 2014 and 2013, respectively. We collected $0, $0.1 million and $0 of PIK interest in cash for the years ended September 30, 2015, 2014 and 2013, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded an aggregate of $1.9 million in success fees during the year ended September 30, 2015, which resulted from $0.6 million related to the early payoff of North American Aircraft Services, LLC (“NAAS”) at a realized gain, $0.3 million prepayment of success fees by Francis Drilling Fluids, Ltd (“FDF”), $0.7 million prepayment of success fees by Defiance Integrated Technologies, Inc. (“Defiance”), $0.1 million prepayment of success fees by Southern Petroleum Laboratories, Inc. (“SPL”) and $0.2 million of success fees related to our sale of substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”) and the ensuing pay down of our debt investments in Lindmark at par in September 2013. We received an aggregate of $2.4 million in success fees during the year ended September 30, 2014, which resulted from $0.5 million related to the early payoff at par of Thibaut Acquisition Co. (“Thibaut”), $0.5 million prepayment by FDF and $1.4 million from Lindmark.

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the year ended September 30, 2015, we recorded an aggregate of $0.9 million of dividend income, which resulted from $0.1 million from our preferred equity investment in FDF, $0.5 from our preferred equity investment in Funko, LLC (“Funko”) and $0.3 million from our preferred equity investment in SPL. During the year ended September 30, 2014, we recorded an aggregate of $1.0 million of dividend income, net of estimated income taxes payable, which resulted from $0.2 million on our preferred equity investment in FDF, $0.7 million on our investment in FedCap Partners, LLC (“FedCap”) and $0.1 million on our preferred equity investment in Funko.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. During the year ended September 30, 2015, we did not receive any prepayment fees. During the year ended September 30, 2014, we received an aggregate of $0.5 million in prepayment fees from the early payoffs at par of one of our proprietary investments and six of our syndicated investments (including one partial paydown).

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Consolidated Statements of Operations. In addition, we received $0.3 million in a legal settlement related to a previously exited portfolio company that was recorded in other income during the year ended September 30, 2015. During the year ended September 30, 2014 we recorded $0.4 million in May 2014 in a legal settlement related to a previously exited portfolio company.

Deferred Financing Fees

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our revolving line of credit and the issuance of our mandatorily redeemable preferred stock are deferred and amortized in our accompanying Consolidated Statements of Operations using the straight-line method, which approximates the effective interest method, over the terms of the respective financing instrument. Refer to Note 6—Mandatorily Redeemable Preferred Stock for additional information regarding our preferred stock and Note 5—Borrowings for additional information regarding our revolving line of credit.

Related Party Fees

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

The Adviser also services the loans held by Business Loan in return for which the Adviser receives a 1.5% annual fee based on the monthly aggregate outstanding balance of loans pledged under our revolving line of credit. This fee is also accrued at the end of the quarter when the service is performed and generally paid the following quarter.

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator whereby we pay separately for administrative services. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to distribute sufficient dividends to eliminate taxable income. Refer to Note 10—Federal and State Income Taxes for additional information regarding our RIC requirements.

We have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the portfolio investments that are listed on our accompanying Consolidated Schedules of Investments. The purpose of the Taxable Subsidiaries is to permit us to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) while satisfying the RIC tax requirement that at least 90.0% of the RIC’s gross revenue for income tax purposes consist of qualifying investment income. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping us preserve our RIC status. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense totaled $7.5 million, $0 and $0 for the years ended September 30, 2015, 2014 and 2013, respectively, and was recorded in net realized appreciation (depreciation) on our accompanying Consolidated Statements of Operations.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2012—2014 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100.0% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 9—Distributions to Common Stockholders for further information.

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. As plan agent, Computershare, Inc. purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In August 2015, the FASB issued Accounting Standards Update 2015-15, “ Interest—Imputation of Interest (Subtopic 835-30)” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We have assessed the impact of ASU 2015-15 and identified no impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-15 was effective immediately.

In May 2015, the FASB issued ASU 2015-07, “ Disclosures for Investments in Certain Entities That Calculate Net Asset Value Per Share (or its Equivalent)” (“ASU 2015-07”), which eliminates the requirement to categorize investments in the fair value hierarchy if their fair value measures at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. We are currently assessing the impact of ASU 2015-07 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-07 is required to be adopted retrospectively and is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In April 2015, the FASB issued ASU 2015-03, “ Simplifying the Presentation of Debt Issuance Costs “ (“ASU- 2015-03”), which simplifies the presentation of debt issuance costs. We are currently assessing the impact of ASU 2015-03 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In February 2015, the FASB issued ASU 2015-02, “ Amendments to the Consolidation Analysis “ (“ASU 2015- 02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The new standard changes the way a reporting entity evaluates whether a) limited partnerships and similar entities should be consolidated, b) fees paid to decision makers or service providers are variable interests in a variable interest entity (“VIE”), and c) variable interests in a VIE held by related parties require the reporting entity to consolidate the VIE. ASU 2015-02 also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. We are currently assessing the impact of ASU 2015-02 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014—15 (“ASU 2014-15), “ Presentation of Financial Statements—Going Concern (Subtopic 205 – 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern .” ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position or results of operations from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for the annual period ended December 31, 2016 and for annual periods and interim periods thereafter with early adoption permitted.

In May 2014, the FASB issued ASU 2014-09, “ Revenue from Contracts with Customers ,” which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09 and anticipate no impact on our financial position or results of operations from adopting this standard. In July 2015, the FASB voted to defer the effective date of ASU 2014-09 until January 1, 2018, with early adoption permitted beginning January 1, 2017.

NOTE 3. INVESTMENTS

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of September 30, 2015 and 2014, all of our investments were valued using Level 3 inputs and during the years ended September 30, 2015 and 2014, there were no transfers in or out of Level 1, 2 and 3.

The following table presents our investments carried at fair value as of September 30, 2015 and 2014, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2015	2014
Non-Control/Non-Affiliate Investments
Secured first lien debt	$150,426	$78,031
Secured second lien debt	100,039	106,869
Preferred equity	21,767	10,593
Common equity/equivalents	5,179	3,433

Total Non-Control/Non-Affiliate Investments	$277,411	$198,926

Affiliate Investments
Secured first lien debt	$46,953	$43,915
Secured second lien debt	13,860	6,593
Preferred equity	495	3,091
Common equity/equivalents	4,721	3,407

Total Affiliate Investments	$66,029	$57,006

Control Investments
Secured first lien debt	$9,461	$7,804
Secured second lien debt	6,404	11,089
Preferred equity	—	—
Common equity/equivalents	6,586	6,461

Total Control Investments	$22,451	$25,354

Total Investments, at Fair Value	$365,891	$281,286

In accordance with ASU 2011-04, “ Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Reporting Standards (“IFRS”) , (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2015 and 2014. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	As of September 30,		Valuation Techniques/ Methodologies	Unobservable Input	Range /Weighted Average as of September 30,
	2015	2014			2015	2014
Secured first lien debt(A)	$130,900	$68,252	Yield Analysis	Discount Rate	6.6% – 30.0% / 13.0%	8.4% – 18.8% / 13.3%
	58,138	55,263	TEV	EBITDA multiple	2.4x – 7.4x / 6.3x	4.0x – 7.6x / 6.2x
				EBITDA	$1,333 – $55,042 / $7,895	$247 – $3,700 / $1,906
				Revenue multiple	0.3x – 0.8x / 0.7x	0.6x – 0.8x / 0.7x
				Revenue	$1,838 – $6,387 / $2,968	$2,416 – $5,327 / $4,151
	17,802	6,235	Market Quotes	IBP	77.0% – 100.0% / 87.7%	85.0% – 85.0% / 85.0%
Secured second lien debt(B)	34,525	65,628	Yield Analysis	Discount Rate	10.2% – 16.2% / 13.9%	11.3% – 13.8% / 12.5%
	72,624	45,080	Market Quotes	IBP	78.0% – 99.5% / 94.9%	94.9% – 101.3% / 99.8%
	13,154	13,843	TEV	EBITDA multiple	5.0x – 6.4x / 5.7x	4.3x – 7.1x / 6.1x
				EBITDA	$3,740 – $6,878 / $5,353	$3,520 – $6,219 / $3,901
				Revenue multiple	—	—
				Revenue	—	—
Preferred and common equity / equivalents(C)	36,547	24,711	TEV	EBITDA multiple	2.4x – 7.7x / 6.3x	4.3x – 7.6x / 6.1x
				EBITDA	$249 – $55,042 / $9,258	$998 – $15,685 / $4,135
				Revenue multiple	—	—
				Revenue	—	—
	2,201	2,274	Investments in Funds

Total Investments, at Fair Value	$365,891	$281,286

(A)	September 30, 2015 includes three new proprietary investments for $28.8 million, one restructured investment for $2.4 million, which was valued at cost, and two proprietary investments, which were valued at payoff amounts totaling $28.2 million.
(B)	September 30, 2015 includes one new proprietary investment for $6.8 million, which was valued at cost, and one syndicated investment, which was valued at payoff totaling $4.0 million. September 30, 2014 includes one new proprietary investment for $8.0 million and two follow-on proprietary investments for a combined $7.6 million, which were valued at cost, and one proprietary investment, which was valued at the payoff amount totaling $2.8 million.
(C)	September 30, 2015 includes three new proprietary investments for $1.4 million, which were valued at cost. September 30, 2014 includes one new proprietary investment for $0.8 million, which was valued at cost, and one proprietary investment, which was valued at the payoff amount totaling $1.9 million.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding decrease or increase, respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2015 and 2014 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

Year Ended September 30, 2015:	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2014	$129,750	$124,551	$13,684	$13,301	$281,286
Total (losses) gains:
Net realized (loss) gain(A)	(21,016)	(11,915)	(2,175)	1,440	(33,666)
Net unrealized (depreciation) appreciation(B)	(10,334)	(4,807)	5,722	(1,534)	(10,953)
Reversal of prior period net depreciation (appreciation) on realization(B)	21,463	12,402	2,175	(1,440)	34,600
New investments, repayments, and settlements:(C)
Issuances/originations	101,733	27,691	3,269	4,095	136,788
Settlements/repayments	(7,179)	(5,536)	(413)	(434)	(13,562)
Sales	(7,577)	(19,447)	—	(1,578)	(28,602)
Transfers	—	(2,636)	—	2,636

Fair Value as of September 30, 2015	$206,840	$120,303	$22,262	$16,486	$365,891

Year Ended September 30, 2014:	Secured First Lien	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2013	$122,949	$122,421	$5,066	$6,442	$256,878
Total (losses) gains:
Net realized (loss) gain(A)	(13,445)	225	362	695	(12,163)
Net unrealized (depreciation) appreciation(B)	(2,737)	(13,530)	(241)	5,921	(10,587)
Reversal of prior period net depreciation (appreciation) on realization(B)	19,294	(246)	(370)	(702)	17,976
New investments, repayments, and settlements:(C)
Issuances/originations	33,893	56,584	9,780	2,076	102,333
Settlements/repayments	(25,504)	(40,903)	(913)	(1,131)	(68,451)
Sales	(4,700)	—	—	—	(4,700)

Fair Value as of September 30, 2014	$129,750	$124,551	$13,684	$13,301	$281,286

(A)	Included in net realized (loss) gain on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2015 and 2014.
(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2015 and 2014.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts and PIK; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

Proprietary Investments

As of September 30, 2015 and 2014, we held 33 and 29 proprietary investments with an aggregate fair value of $310.9 million and $221.8 million, or 85.0% and 78.9% of the total aggregate portfolio, respectively. During the year ended September 30, 2015, we invested in eight new proprietary investments totaling $89.8 million; sold three proprietary investments for net proceeds of $11.8 million in the aggregate, resulting in a combined realized loss of $24.7 million; and had one proprietary investment pay off early generating net proceeds of $2.5 million and a realized gain of $1.6 million, for which we received success fees of $0.6 million. Additionally, during the year ended September 30, 2015, we funded a combined $27.8 million to existing proprietary portfolio companies through revolver draws and follow-on investments, while scheduled and unscheduled principal repayments were $7.7 million in the aggregate from existing proprietary portfolio companies. The following significant proprietary investment transactions occurred during the year ended September 30, 2015:

•	B+T Holdings Inc.—In December 2014, we invested $8.1 million, along with an unfunded line of credit of $0.3 million, in B+T Holdings Inc. (“B+T”), through a combination of secured first lien debt and equity. B+T, headquartered in Tulsa, Oklahoma, is a full-service provider of structural engineering, construction, and technical services to the wireless tower industry for tower upgrades and modifications. This was a co-investment with one of our affiliated funds, Gladstone Investment Corporation (“Gladstone Investment”). Gladstone Investment invested an additional $19.6 million under the same terms.

•	Midwest Metal Distribution, Inc.—In December 2014, we sold our investment in Midwest Metal Distribution, Inc. (“Midwest Metal”) for net proceeds of $6.1 million, which resulted in a realized loss of $14.5 million recorded in the quarter ended December 31, 2014. Midwest Metal had been on non-accrual status at the time of the sale.

•	LWO Acquisitions Company, LLC,—In December 2014, we invested $13.5 million, along with an unfunded line of credit of $1.5 million, in LWO Acquisitions Company, LLC, (“LWO Acquisitions”) through a combination of secured first lien debt and equity. LWO Acquisitions, headquartered in Dallas, Texas, is a premier electronic manufacturing services company focused on the design and production of specialized printed circuit board assemblies and related services.

•	Vision Government Solutions, Inc.—In December 2014, we invested $10.0 million, along with an unfunded line of credit of $1.0 million, in Vision Government Solutions, Inc. (“Vision”) through secured first lien debt. Vision, headquartered in Northboro, Massachusetts, is a leading provider of land parcel management software technology and appraisal services to local government organizations, enabling efficient assessment, billing, collections, mapping, and permitting.

•	United Flexible, Inc.—In February 2015, we invested $21.2 million, along with an unfunded line of credit of $4.0 million, in United Flexible, Inc. (formerly known as Precision Metal Hose, Inc.) (“United Flexible”) through a combination of secured first lien debt and equity. United Flexible, headquartered in Romeoville, Illinois, is a global leader in the design, development, manufacture and support of performance critical flexible engineered solutions for the transfer of fluids and gasses in extreme environments.

•	Sunburst Media—Louisiana, LLC—In June 2015, we exited our investment in Sunburst Media—Louisiana, LLC (“Sunburst”) for net proceeds of $4.7 million, which resulted in a realized loss of $1.3 million recorded in the quarter ended June 30, 2015.

•	Mikawaya —In July 2015, we invested $7.2 million, in Mikawaya, through a combination of secured second lien debt and equity. Mikawaya, headquartered in Vernon, California, is a producer of Japanese pastries and specialty frozen desserts.

•	TWS Acquisition Corporation—In July 2015, we invested $13.0 million, along with an unfunded line of credit of $1.5 million, in TWS Acquisition Corporation (“TWS”) through secured first lien debt. TWS, headquartered in Phoenix, Arizona, is the parent company of Tulsa Welding School and The Refrigeration School, Inc., which are post-secondary skilled trade schools.

•	Triple H Food Processors, Inc.—In August 2015, we invested $8.3 million, along with an unfunded line of credit of $1.5 million in Triple H Food Processors, Inc. (“Triple H”) through a combination of secured senior debt and equity. Triple H, headquartered in Riverside, provides co-packing services to a wide variety of branded and private label liquid and related food products.

•	Saunders & Associates—In August 2015, we exited our investment in Saunders & Associates (“Saunders”) for net proceeds of $1.0 million, which resulted in a realized loss of $8.9 million recorded in the quarter ended September 30, 2015. Saunders was on non-accrual status at the time of the sale.

•	Flight Fit N Fun LLC—In September 2015, we invested $8.5 million in Flight Fit N Fun LLC (“Flight”) through a combination of secured first lien debt and equity. Flight, headquartered in Springfield, Virginia, operates trampoline parks that provide entertainment facilities where jumpers of all ages can participate in active social outings, lively corporate gatherings, intense individual workouts or memorable birthday parties.

•	GFRC Holdings, LLC—In September 2015, we restructured our investment in GFRC Holdings, LLC (“GFRC”) which resulted in a realized loss of $10.8 million recorded in the quarter ended September 30, 2015. GFRC was on non-accrual status at the time of the restructure and was reinstated to accrual status effective September 30, 2015.

Syndicated Investments

We held a total of 15 and 16 syndicate loans with an aggregate fair value of $55.0 million and $59.5 million, or 15.0% and 21.1% of our total investment portfolio, as of September 30, 2015 and 2014, respectively. During the year ended September 30, 2015, we invested in three new syndicated investments for a combined $12.5 million and also invested an additional $4.0 million in an existing syndicated portfolio company. Additionally, during the year ended September 30, 2015, we sold four syndicated investments for combined net proceeds of $13.3 million, resulting in a combined realized gain of $0.2 million.

Investment Concentrations

As of September 30, 2015, our investment portfolio consisted of investments in 48 portfolio companies located in 20 states in 20 different industries, with an aggregate fair value of $365.9 million. The five largest investments at fair value as of September 30, 2015 totaled $109.6 million, or 30.0% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2014 totaling $94.3 million, or 33.5% of our total investment portfolio. As of September 30, 2015, our average investment by obligor was $8.5 million at cost, compared to $7.8 million at cost as of September 30, 2014.

The following table outlines our investments by security type at September 30, 2015 and 2014:

	September 30, 2015				September 30, 2014
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$248,050	60.5%	$206,840	56.5%	$182,086	52.1%	$129,750	46.1%
Secured second lien debt	125,875	30.7	120,303	32.9	137,719	39.5	124,551	44.3

Total debt investments	373,925	91.2	327,143	89.4	319,805	91.6	254,301	90.4
Preferred equity	22,616	5.5	22,262	6.1	21,936	6.2	13,684	4.9
Common equity/equivalents	13,703	3.3	16,486	4.5	7,544	2.2	13,301	4.7

Total equity investments	36,319	8.8	38,748	10.6	29,480	8.4	26,985	9.6

Total Investments	$410,244	100.0%	$365,891	100.0%	$349,285	100.0%	$281,286	100.0%

Our investments at fair value consisted of the following industry classifications at September 30, 2015 and 2014:

	September 30, 2015		September 30, 2014
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/conglomerate manufacturing	$56,504	15.4%	$27,634	9.8%
Oil and gas	51,110	14.0	42,831	15.2
Healthcare, education and childcare	44,994	12.3	47,538	16.9
Personal and non-durable consumer products	43,418	11.9	30,157	10.7
Printing and publishing	25,452	7.0	23,999	8.5
Beverage, food and tobacco	22,817	6.2	6,235	2.2
Automobile	17,699	4.8	19,489	6.9
Diversified natural resources, precious metals and minerals	16,072	4.4	7,176	2.6
Diversified/Conglomerate Service	13,763	3.8	—	—
Electronics	13,550	3.7	24,811	8.8
Cargo Transportation	13,434	3.7	12,838	4.6
Leisure, Amusement, Motion Pictures, Entertainment	8,500	2.3	—	—
Finance	8,356	2.3	4,205	1.5
Textiles and leather	6,911	1.9	8,171	2.9
Broadcast and entertainment	5,235	1.4	6,386	2.3
Buildings and real estate	2,385	0.7	6,617	2.4
Aerospace and defense	1,647	0.4	6,920	2.5
Other, < 2.0%	14,044	3.8	6,279	2.2

Total Investments	$365,891	100.0%	$281,286	100.0%

Our investments at fair value were included in the following U.S. geographic regions at September 30, 2015 and 2014:

	September 30, 2015		September 30, 2014
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$124,924	34.1%	$107,387	38.2%
South	117,367	32.1	92,355	32.8
West	112,575	30.8	80,744	28.7
Northeast	11,025	3.0	800	0.3

Total Investments	$365,891	100.0%	$281,286	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2015:

Year Ending September 30,	Amount
2016	$102,851
2017	11,072
2018	34,499
2019	62,609
Thereafter	163,904

Total contractual repayments	$374,935
Equity investments	36,319
Adjustments to cost basis on debt investments	(1,010)

Investment Portfolio as of September 30, 2015, at Cost:	$410,244

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. As of September 30, 2015 and 2014, we had gross receivables from portfolio companies of $0.6 million and $0.4 million, respectively. The allowance for uncollectible receivables was $0 and $0.1 million at both September 30, 2015 and 2014. In addition, as of September 2015 and 2014, we had an allowance for uncollectible interest receivables of $1.2 million and $0.4 million, respectively, which is reflected in interest receivable, net on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined based upon management’s judgment that the portfolio company is unable to pay its obligations.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. The Adviser is controlled by our chairman and chief executive officer. On July 14, 2015, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested persons of any such party, approved the annual renewal of the Advisory Agreement through August 31, 2016. Pursuant to the terms of our revolving line of credit, we also pay the Adviser a loan servicing fee for its role as servicer thereunder. We expect that this fee will remain in place so long as the Adviser continues its role as servicer under our revolving line of credit. The following table summarizes the base management fees, incentive fees, and loan servicing fees and associated voluntary, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2015	2014	2013
Average total assets subject to base management fee(A)	$355,510	$293,200	$281,100
Multiplied by annual base management fee of 1.75% – 2.0%	2.0 – 1.75%	2.0%	2.0%

Base management fee(B)	6,888	5,864	5,622
Portfolio company fee credit(C)	(1,399)	(797)	(324)
Senior syndicated loan fee credit(D)	(118)	(117)	(183)

Net Base Management Fee	$5,371	$4,950	$5,115

Loan servicing fee(B)	3,816	3,503	3,656
Credit to base management fee—loan servicing fee(B)(F)	(3,816)	(3,503)	(3,656)

Net Loan Servicing Fee	$—	$—	$—

Incentive fee(B)	$4,083	$4,297	$4,343
Incentive fee credit(E)	(1,367)	(1,180)	(1,014)

Net Incentive Fee	$2,716	$3,117	$3,329

Portfolio company fee credit(C)	$(1,399)	$(797)	$(324)
Senior syndicated loan fee credit(D)	(118)	(117)	(183)
Incentive fee credit(E)	(1,367)	(1,180)	(1,014)

Credit to Fees from Adviser—Other(B)	$(2,884)	$(2,094)	$(1,521)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.
(C)

Pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefore. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. At the end of each quarter, 100% of these fees are voluntarily and irrevocably credited against the base management fee that we would otherwise be required to pay to the Adviser, with the exception of a small percentage of certain fees, primarily for the valuation of portfolio companies, which are retained by the Adviser, pursuant to the terms of the Advisory Agreement, in the form of reimbursement at cost for tasks completed by personnel of the Adviser.
(D)	Our Board of Directors accepted an unconditional and irrevocable voluntary credit from the Adviser to reduce the annual base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the years ended September 30, 2015, 2014 and 2013.
(E)	Our Board of Directors accepted an unconditional and irrevocable voluntary credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2015, 2014 and 2013.
(F)	The entire loan servicing fee paid monthly to the Adviser by Business Loan is voluntarily and irrevocably credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee, inclusive of the loan servicing fee, cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) (or 2.0% prior to the advisory agreement amendment effective July 1, 2015) during any given calendar year pursuant to the Advisory Agreement.

Base Management Fee

On October 13, 2015, we amended our existing advisory agreement with the Adviser to reduce the base management fee under the agreement from 2.0% per annum (0.5% per quarter) of average total assets (excluding cash or equivalents) to 1.75% per annum (0.4375% per quarter) effective July 1, 2015. All other terms of the advisory agreement remained unchanged. The amendment was approved unanimously by our Board of Directors.

Pursuant to the amended agreement, the base management fee is computed and generally payable quarterly to the Adviser and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. The base management fee is then adjusted by certain credits from the Adviser as explained in the notes to the table above.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2015, 2014 and 2013.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any, and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through September 30, 2015, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through September 30, 2015.

Loan Servicing Fee Pursuant to Credit Agreement

The Adviser also services the loans held by Business Loan (the borrower under our line of credit), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our line of credit. As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser.

Administration Agreement

The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and the salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, and general counsel and secretary (who also serves as the Administrator’s president). Prior to July 1, 2014, our allocable portion of the expenses were derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the

Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of September 30,
	2015	2014
Base management fee due to Adviser	$60	$411
Loan servicing fee due to Adviser	241	193
Incentive fee due to Adviser	603	271

Total fees due to Adviser	904	875

Fee due to Administrator	250	218

Total Related Party Fees Due	$1,154	$1,093

Other operating expenses due to the Adviser as of September 30, 2015 and 2014, totaled $7 and $20, respectively. In addition, other co-investment expenses due to Gladstone Investment totaled $0.1 million and $41 for the years ended September 30, 2015 and 2014, respectively. These expenses were paid in full subsequent to each fiscal year end and have been included in other liabilities on our accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2015 and 2014.

Note Receivable from Former Employee

Our employee note receivable was paid in full in May 2015 and all shares of common stock that were held as collateral were released at that time. During each of the years ended September 30, 2015, and September 30, 2014, we received $0.1 million in principal repayments from the former employee, paying off the note in full. We recognized interest income from the employee note of $4, $14 and $0.1 million for the years ended September 30, 2015, 2014 and 2013 respectively.

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Facility (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. Our Credit Facility was arranged by KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, we through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of September 30, 2015 and 2014 and during the years ended September 30, 2015, 2014 and 2013.

	As of September 30,
	2015	2014
Commitment amount	$170,000	$137,000
Borrowings outstanding, at cost	127,300	36,700
Availability	22,360	57,500

	Year Ended September 30,
	2015	2014	2013
Weighted average borrowings outstanding, at cost	$92,488	$41,866	$53,207
Weighted average interest rate(A)	4.1%	6.3%	6.0%
Commitment (unused) fees incurred	$383	$959	$853

(A)	Excludes the impact of deferred financing fees and includes the weighted average unused commitment fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, who also serves as the trustee of the account, generally remits the collected funds to us monthly.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable term preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015, which equates to $205.0 million as of September 30, 2015, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2015, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $252.4 million, asset coverage on our “senior securities representing indebtedness” of 294.6%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 36 obligors in our Credit Facility’s borrowing base as of September 30, 2015. As of September 30, 2015, we were in compliance with all of our Credit Facility covenants.

Pursuant to the terms of our Credit Facility, on July 15, 2013, we, through Business Loan, entered into an interest rate cap agreement with KeyBank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement, which is recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of September 30, 2015 and 2014, the fair value of our interest rate cap agreement was $0.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2015 and 2014, the discount rate used to determine the fair value of our Credit Facility was 3.6% and 4.0%, respectively. Generally, an increase or decrease in the discount rate used in the DCF calculation, may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of September 30, 2015 and 2014, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of September 30, 2015 and 2014, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the years ended September 30, 2015 and 2014:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2015	2014
Credit Facility	$127,300	$38,013

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Year Ended September 30,
	2015	2014
Fair value as of September 30, 2014 and 2013, respectively	$38,013	$47,102
Borrowings	147,500	108,800
Repayments	(56,900)	(119,000)
Net unrealized (depreciation) appreciation(A)	(1,313)	1,111

Fair Value as of September 30, 2015 and 2014, respectively	$127,300	$38,013

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2015 and 2014.

The fair value of the collateral under our Credit Facility was approximately $312.0 million and $222.0 million in aggregate as of September 30, 2015 and 2014, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In May 2014, we completed a public offering of approximately 2.4 million shares of 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (“Series 2016 Term Preferred Stock”) and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. In connection with the voluntary redemption of our Series 2016 Term Preferred Stock, we recognized a realized loss on extinguishment of debt of $1.3 million, which has been reflected on our accompanying Consolidated Statement of Operations and is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

We incurred approximately $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which are recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the redemption period ending June 30, 2021. The shares of our Series 2021 Term Preferred Stock have a mandatory redemption date of June 30, 2021, and are traded under the ticker symbol “GLADO” on the NASDAQ Global Select Market. Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017.

The asset coverage on our “senior securities that are stock” as of September 30, 2015 was 199.3%. However, we were not required to redeem any shares of our Series 2021 Term Preferred Stock because, pursuant to the 1940 Act, on the date that we were required to measure the asset coverage on our “senior securities that are stock,” (October 13, 2015), which was when our Board of Directors declared a distribution on our common stock and mandatorily redeemable preferred stock dividends, the asset coverage on our “senior securities that are stock” was 202.6%. If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2015, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

In November 2011, we completed a public offering of approximately 1.5 million shares of our Series 2016 Term Preferred Stock, at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were $36.4 million, a portion of which was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which were recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and were amortized over the redemption period ending December 31, 2016. In May 2014, when we voluntarily redeemed our Series 2016 Term Preferred Stock, the remaining unamortized costs were fully written off as part of the realized loss on extinguishment of debt discussed above. Our Series 2016 Term Preferred Stock provided for a fixed dividend equal to 7.125% per year, payable monthly (which equated in total to approximately $2.7 million per year). The shares of our Series 2016 Term Preferred were traded under the ticker symbol of “GLADP” on the NASDAQ

Global Select Market. In connection with the voluntary redemption, shares of our Series 2016 Term Preferred Stock were removed from listing on May 22, 2014.

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.1406250
	October 7, 2014	November 17, 2014	November 26, 2014	0.1406250
	October 7, 2014	December 19, 2014	December 31, 2014	0.1406250
	January 13, 2015	January 23, 2015	February 3, 2015	0.1406250
	January 13, 2015	February 18, 2015	February 27, 2015	0.1406250
	January 13, 2015	March 20, 2015	March 31, 2015	0.1406250
	April 14, 2015	April 24, 2015	May 5, 2015	0.1406250
	April 14, 2015	May 19, 2015	May 29, 2015	0.1406250
	April 14, 2015	June 19, 2015	June 30, 2015	0.1406250
	July 13, 2015	July 24, 2015	August 4, 2015	0.1406250
	July 13, 2015	August 20, 2015	August 31, 2015	0.1406250
	July 13, 2015	September 21, 2015	September 30, 2015	0.1406250

Fiscal Year Ended September 30, 2015:				$1.6875000

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2014 (no distributions were paid on our Series 2021 Term Preferred Stock prior to June 30, 2014):

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2014	May 29, 2014	June 19, 2014	June 30, 2014(A)	$0.19687500
	July 15, 2014	July 25, 2014	August 5, 2014	0.14062500
	July 15, 2014	August 20, 2014	August 29, 2014	0.14062500
	July 15, 2014	September 19, 2014	September 30, 2014	0.14062500

Fiscal Year Ended September 30, 2014:				$0.61875000

(A)	The dividend declared on May 29, 2014 on our Series 2021 Term Preferred Stock covered the partial period from May 20, 2014 through May 31, 2014 and also covered the June 2014 dividend.

We paid the following monthly dividends on our Series 2016 Term Preferred Stock for the year ended September 30, 2014:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2014	October 8, 2013	October 22, 2013	October 31, 2013	$0.14843750
	October 8, 2013	November 14, 2013	November 29, 2013	0.14843750
	October 8, 2013	December 16, 2013	December 31, 2013	0.14843750
	January 7, 2014	January 22, 2014	January 31, 2014	0.14843750
	January 7, 2014	February 19, 2014	February 28, 2014	0.14843750
	January 7, 2014	March 17, 2014	June 30, 2014	0.14843750
	April 8, 2014	April 21, 2014	April 30, 2014	0.14843750
	April 8, 2014	May 20, 2014	May 23, 2014(B)	0.14843750

Fiscal Year Ended September 30, 2014:				$1.18750000

(B)	We redeemed all of the outstanding shares of our Series 2016 Term Preferred Stock on May 23, 2014 and at that time, we paid the May dividends in full for record holders as of May 20, 2014.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock as a liability, at cost, as of September 30, 2015 and 2014. The related distribution payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2021 Term Preferred Stock as of September 30, 2015 and September 30, 2014, was approximately $62.4 million and $63.0 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the years ended September 30, 2015 and September 30, 2014, were approximately $4.1 million and $1.5 million, respectively. Aggregate preferred stockholder dividends declared and paid on our Series 2016 Term Preferred Stock for the year ended September 30, 2014, was approximately $1.8 million. For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

We filed Post-Effective Amendment No. 4 to our universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) with the SEC on December 1, 2014, and subsequently filed Post-Effective Amendment No. 5 on January 29, 2015, which the SEC declared effective January 30, 2015. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock.

On February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock.

As of September 30, 2015, we had the ability to issue up to $237.8 million in securities under our Registration Statement. We sold an aggregate of 131,462 shares, or $1.2 million in gross proceeds, of common stock under the Sales Agreements during the year ended September 30, 2015. No other securities had been sold under our Registration Statement as of September 30, 2015. See Note 15—Subsequent Events for further discussion of our common stock offering subsequent to fiscal year end.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the years ended September 30, 2015, 2014 and 2013:

	Year Ended September 30,
	2015	2014	2013
Numerator for basic and diluted net increase in net assets resulting from operations per weighted average common share	$8,484	$11,233	$32,219
Denominator for basic and diluted weighted average common shares	21,066,844	21,000,160	21,000,160

Basic and Diluted Net Increase in Net Assets Resulting from Operations per Weighted Average Common Share	$0.40	$0.53	$1.53

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of the fiscal year earnings. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For the nine months ended September 30, 2015, approximately 100.0% of our common distributions were deemed to be paid from ordinary income. For the nine months ended September 30, 2014, approximately 100.0% of our common distributions were deemed to be paid from a return of capital and for the quarter ended December 31, 2014, approximately 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. For the nine months ended September 30, 2013, approximately 92.0% of our common distributions were deemed to be paid from ordinary income, with the remainder of approximately 8.0% deemed to be from a return of capital for Form 1099 reporting purposes. For the quarter ended December 31, 2013, approximately 100.0% of our common distributions were deemed to be paid from ordinary income, with none deemed to be from a return of capital for Form 1099 reporting purposes. The return of capital in both the 2014 and 2013 calendar years resulted primarily from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

We paid the following monthly distributions to common stockholders for the fiscal years ended September 30, 2015 and 2014:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.07
	October 7, 2014	November 17, 2014	November 26, 2014	0.07
	October 7, 2014	December 19, 2014	December 31, 2014	0.07
	January 13, 2015	January 23, 2015	February 3, 2015	0.07
	January 13, 2015	February 18, 2015	February 27, 2015	0.07
	January 13, 2015	March 20, 2015	March 31, 2015	0.07
	April 14, 2015	April 24, 2015	May 5, 2015	0.07
	April 14, 2015	May 19, 2015	May 29, 2015	0.07
	April 14, 2015	June 19, 2015	June 30, 2015	0.07
	July 13, 2015	July 24, 2015	August 4, 2015	0.07
	July 13, 2015	August 20, 2015	August 31, 2015	0.07
	July 13, 2015	September 21, 2015	September 30, 2015	0.07

Fiscal Year 2015 Total:				$0.84

2014	October8, 2013	October 22, 2013	October 31, 2013	$0.07
	October 8, 2013	November 14, 2013	November 29, 2013	0.07
	October 8, 2013	December 16, 2013	December 31, 2013	0.07
	January 7, 2014	January 22, 2014	January 31, 2014	0.07
	January 7, 2014	February 19, 2014	February 28, 2014	0.07
	January 7, 2014	March 17, 2014	March 31, 2014	0.07
	April 8, 2014	April 21, 2014	April 30, 2014	0.07
	April 8, 2014	May 20, 2014	May 30, 2014	0.07
	April 8, 2014	June 19, 2014	June 30, 2014	0.07
	July 15, 2014	July 25, 2014	August 5, 2014	0.07
	July 15, 2014	August 20, 2014	August 29, 2014	0.07
	July 15, 2014	September 19, 2014	September 30, 2014	0.07

Fiscal Year 2014 Total:				$0.84

Aggregate distributions declared and paid to our common stockholders were approximately $17.7 million and $17.6 million for each of the years ended September 30, 2015 and 2014, and were declared based on estimates of investment company taxable income for the respective fiscal years. For the year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year. For each of the years ended September 30, 2014 and 2013, common stockholder distributions to be declared and paid exceeded our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends), which resulted in an estimated partial return of capital of approximately $15.2 million and $1.3 million, respectively. The returns of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes in each of those fiscal years.

The components of our net assets on a tax basis were as follows:

	Year Ended September 30,
	2015	2014
Common stock	$21	$21
Capital in excess of par value	307,862	307,348
Note receivable from employee	—	(100)
Cumulative net unrealized depreciation of investments	(44,736)	(68,659)
Cumulative net unrealized appreciation of other	(61)	(1,374)
Capital loss carryforward	(34,650)	(36,228)
Post-October tax loss deferral	(35,754)	—
Other temporary differences	(1,238)	(1,348)

Net Assets	$191,444	$199,660

We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a “deemed distribution.” As of September 30, 2015, we had $26.4 million and $0.9 million of capital loss carryforwards that expire in 2017 and 2018, respectively. Additionally, as of September 30, 2015, we had $43.6 million of capital loss carryforwards that do not expire.

For the years ended September 30, 2015 and 2014, we recorded the following adjustments for book-tax differences to reflect tax character. Results of operations, net assets nor cash flows were affected by these adjustments.

	Year Ended September 30,
	2015	2014
Overdistributed net investment income	$387	$(2,556)
Accumulated net realized losses	—	18,144
Capital in excess of par value	(387)	(15,588)

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income. Because we have distributed more than 90.0% of our investment company taxable income, no income tax provisions have been recorded for the years ended September 30, 2015, 2014 and 2013.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. No excise tax provisions have been recorded for the years ended September 30, 2015, 2014 and 2013.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital losses.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of as of September 30, 2015 and 2014, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. We had no aggregate contingent liabilities against the escrow amounts as of September 30, 2015 and 2014.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit with portfolio companies, we, from time to time, have also extended certain guarantees on behalf of some of our portfolio companies during the normal course of business. In January 2012, we executed a guarantee for one of our Control investments, Viapack, to irrevocably and unconditionally guarantee payment and performance of Viapack’s obligations regarding purchase agreements and expenses to one of its vendors. This guarantee, for a maximum amount of $0.3 million, was terminated effective January 4, 2013, as part of the sale of our investment in Viapack. We were never required to make any payments on this guarantee. As of September 30, 2015 and 2014, we were not party to any guarantees.

When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of September 30, 2015 and 2014, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

The following table summarizes the dollar balances of our unused line of credit and uncalled capital commitments, at cost, as of September 30, 2015 and 2014, which are not reflected as liabilities in our accompanying Consolidated Statements of Assets and Liabilities.

	As of September 30,
	2015	2014
Unused line of credit commitments	$14,655	$5,905
Uncalled capital commitment	2,214	2,827

Total	$16,869	$8,732

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended September 30,
	2015	2014	2013	2012	2011
Per Common Share Data:
Net asset value at beginning of year(A)	$9.51	$9.81	$8.98	$10.16	$11.85
Income from operations(B)
Net investment income	0.84	0.87	0.88	0.91	0.88
Net realized loss on investments and escrows	(1.62)	(0.58)	(0.25)	(0.61)	(0.06)
Net unrealized appreciation (depreciation) of investments	1.12	0.35	0.74	(0.53)	(1.84)
Realized loss on extinguishment of debt	—	(0.06)	—	—	—
Net unrealized depreciation (appreciation) of other	0.06	(0.05)	0.16	(0.15)	0.02

Total from operations	0.40	0.53	1.53	(0.38)	(1.00)

Distributions to common stockholders from(B)(C)
Ordinary income	(0.84)	(0.12)	(0.78)	(0.77)	(0.84)
Return of capital	—	(0.72)	(0.06)	(0.07)	—

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)

Capital share transactions(B)
Issuance of common stock	0.06	—	—	—	—
Offering costs for issuance of common stock	(0.01)	—	—	—	—
Repayment of principal on employee notes	—	—	0.14	0.02	0.15
Dilutive effect of common stock issuance	(0.06)	—	—	—	—

Total capital share transactions	(0.01)	—	0.14	0.02	0.15

Other, net(B)(D)	—	0.01	—	0.02	—

Net asset value at end of year(A)	$9.06	$9.51	$9.81	$8.98	$10.16

	As of and for the Year Ended September 30,
	2015	2014	2013	2012	2011
Per common share market value at beginning of year	$8.77	$8.73	$8.75	$6.86	$11.27
Per common share market value at end of year	8.13	8.77	8.73	8.75	6.86
Total return(E)	2.40%	9.62%	9.90%	41.39%	(33.77)%
Common stock outstanding at end of year(A)	21,131,622	21,000,160	21,000,160	21,000,160	21,039,242

Statement of Assets and Liabilities Data:
Net assets at end of year	$191,444	$199,660	$205,992	$188,564	$213,721
Average net assets(F)	198,864	201,009	189,599	201,012	235,901
Senior securities Data:
Borrowings under Credit Facility, at cost	$127,300	$36,700	$46,900	$58,800	$99,400
Mandatorily redeemable preferred stock	61,000	61,000	38,497	38,497	—
Ratios/Supplemental Data:
Ratio of operating expenses to average net assets	9.06%	8.26%	8.34%	8.87%	7.08%
Ratio of net operating expenses to average net assets(G)	5.69	5.47	5.61	6.55	5.38
Ratio of net expenses to average net assets(G)(H)	10.24	9.06	9.37	10.59	7.12
Ratio of net investment income to average net assets(I)	8.90	9.14	9.70	9.47	7.81

(A)	Based on actual shares outstanding at the end of the corresponding fiscal year.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on investment company taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.
(E)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders.
(F)	Computed using the average of the balance of net assets at the end of each month of the fiscal year.
(G)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(H)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.93%, 9.65%, 9.91%, 10.72% and 7.13% for the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(I)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 8.22%, 8.55%, 9.17%, 9.13% and 7.64%, for the fiscal years ended September 30, 2015, 2014, 2013, 2012 and 2011, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2015
	Quarter Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015
Total investment income	$8,726	$9,223	$9,935	$10,174
Net investment income	3,691	3,693	4,836	5,480
Net increase (decrease) in net assets resulting from operations	331	9,542	3,307	(4,696)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.02	$0.45	$0.16	$(0.22)

	Year Ended September 30, 2014
	Quarter Ended December 31, 2013	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014
Total investment income	$8,392	$9,331	$10,180	$8,682
Net investment income	4,410	4,485	5,063	4,410
Net increase (decrease) in net assets resulting from operations	10,506	(2,102)	(20,175)	23,004
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.50	$(0.10)	$(0.96)	$1.09

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had certain unconsolidated subsidiaries as of September 30, 2015 and 2014 and for the years ended September 30, 2015, 2014 and 2013, that met at least one of the significant conditions of the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2015 and 2014 and for the years ended September 30, 2015, 2014 and 2013.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2015	2014	Income Statement	2015	2014	2013
Defiance Integrated Technologies, Inc.	Current assets	$7,006	$8,244	Net sales	$28,345	$28,565	$24,012
	Noncurrent assets	12,782	11,237	Gross profit	5,049	6,589	4,282
	Current liabilities	2,282	4,056	Net (loss) income	(447)	2,040	597
	Noncurrent liabilities	10,854	8,370

GFRC Holdings LLC	Current assets	2,177	3,868	Net sales	6,387	10,452	10,288
	Noncurrent assets	641	11,022	Gross profit (loss)	(370)	1,488	2,243
	Current liabilities	4,241	3,530	Net loss	(12,839)	(1,413)	(618)
	Noncurrent liabilities	13,741	13,727

Lindmark Acquisition, LLC(A)	Current assets	488	983	Net sales	38	62	7,236
	Noncurrent assets	88	270	Gross profit (loss)	15	(60)	4,346
	Current liabilities	—	16	Net (loss) income	(643)	(1,910)	8,408
	Noncurrent liabilities	7,137	7,141

Midwest Metal Distribution, Inc.(B)	Current assets	—	31,371	Net sales	17,148	102,485	98,691
	Noncurrent assets	—	6,668	Gross profit	1,888	12,495	11,362
	Current liabilities	—	47,663	Net loss	(1,181)	(1,250)	(1,892)
	Noncurrent liabilities	—	48

RBC Acquisition Corp.	Current assets	6,202	7,928	Net sales	11,710	13,060	13,786
	Noncurrent assets	19,733	21,304	Gross profit	368	1,897	1,498
	Current liabilities	5,577	30,308	Net loss	(4,768)	(5,351)	(3,586)
	Noncurrent liabilities	29,876	2,998

Sunshine Media Group, Inc.	Current assets	3,413	3,481	Net sales	16,083	15,707	14,977
	Noncurrent assets	1,308	1,453	Gross profit	7,286	7,523	6,304
	Current liabilities	8,311	7,198	Net loss	(1,406)	(439)	(1,832)
	Noncurrent liabilities	29,137	29,394

Viapack, Inc.(C)	Current assets	—	—	Net sales	—	—	3,848
	Noncurrent assets	—	—	Gross profit	—	—	456
	Current liabilities	—	—	Net loss	—	—	(154)
	Noncurrent liabilities	—	—

(A)	Substantially all assets were sold in September 2013.
(B)	Investment exited in December 2014. The financial information presented for the income statement for the year ended September 30, 2015 is from October 1, 2014 through the date of exit in November 2014.
(C)	Investment exited in November 2012. The financial information presented for the income statement for the year ended September 30, 2013 is from October 1, 2012 through the date of exit in November 2012.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Defiance, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for heavy

(Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

GFRC was incorporated in Texas on August 27, 2007 and is headquartered in Garland, Texas. GFRC designs, engineers, fabricates and delivers glass fiber reinforced concrete panels for commercial construction.

Lindmark was incorporated in Delaware on January 15, 2009 and is a single member limited liability company. Lindmark was primarily engaged in the outdoor advertising business operating approximately 1,600 billboard advertising displays in six states.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

RBC Acquisition Corp. (“RBC”) was incorporated in Delaware on March 7, 2013 and is a Food and Drug Administration inspected developer manufacturer of active pharmaceutical ingredients. RBC is headquartered in St Louis, Missouri.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

Viapack, Inc. (“Viapack”) was incorporated in Delaware on March 31, 2004 and is headquartered in Dalton, Georgia. Viapack was a regional manufacturer and marketer of polyethylene film serving the packaging and plastic film converting industries.

NOTE 15. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to September 30, 2015, the following significant portfolio activity occurred:

•	Allison Publications, LLC—In October 2015, Allison Publications, LLC paid off at par for net proceeds of $8.2 million.

•	Ameriqual Group, LLC—In October 2015, Ameriqual Group, LLC paid off at par for net proceeds of $7.4 million.

•	First American Payment Systems, L .P.—In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a realized loss of $0.2 million.

•	Funko, LLC—In October 2015, we sold our investment in Funko, LLC for net proceeds of $27.1 million, which resulted in a realized gain of $16.6 million and a small remaining equity investment.

•	Heartland Communications Group—In October 2015, we exited our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.7 million. Heartland was on non-accrual status at the time of the sale.

•	J. America, Inc.—In November 2015, we received a partial paydown of $7.1 million on our investment in J. America, Inc.

Common Stock Offering

In October 2015, we completed a public offering of 2.0 million shares of our common stock. Gross proceeds totaled $17.1 million and net proceeds, after deductive underwriting discounts and offering costs borne by us, were approximately $16.0 million. In November, 2015, the underwriters fully exercised their overallotment option to purchase 0.3 million additional shares of our common stock, resulting in net proceeds, after deducting underwriting discounts and offering costs borne by us, of approximately $2.4 million

Distributions

On October 14, 2015, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
October 26, 2015	November 4, 2015	$0.07	$0.140625
November 17, 2015	November 30, 2015	0.07	0.140625
December 18, 2015	December 31, 2015	0.07	0.140625

Total for the Quarter		$0.21	$0.421875

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Interest, Dividends, and Other Income(C)	Value as of September 30, 2014	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2015
CONTROL INVESTMENTS:

Defiance Integrated Technologies, Inc.	Secured Second Lien Debt	$1,464	$6,545	$—	$(161)	$6,384
	Common Stock	—	6,461	1,874	(1,749)	6,586

		1,464	13,006	1,874	(1,910)	12,970

Lindmark Acquisition, LLC	Secured First Lien Debt	232	—	—	—	—
	Success Fee on Secured Second Lien Debt	—	89	—	(69)	20
	Common Stock	—	—	—	—	—

		232	89	—	(69)	20

Midwest Metal Distributions, Inc.	Secured Second Lien Debt(F)(H)	—	4,455	14,197	(18,652)	—
	Common Stock Warrants(H)	—	—	2,175	(2,175)	—
	Preferred Stock(H)	—	—	138	(138)	—

		—	4,455	16,510	(20,965)	—

Sunshine Media Holdings	Secured First Lien Line of Credit(F)	93	424	1,200	(228)	1,396
	Secured First Lien Debt(I)	303	—	6,038	(3,659)	2,379
	Secured First Lien Debt(F)	—	4,491	6,449	(5,254)	5,686
	Secured First Lien Debt(F)	—	2,889	263	(3,152)	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		396	7,804	13,950	(12,293)	9,461

TOTAL CONTROL INVESTMENTS		$2,452	$25,354	$32,334	$(35,237)	$22,451

AFFILIATE INVESTMENTS:

Ashland Acquisition, LLC	Secured First Lien Line of Credit	$15	$—	$—	$—	$—
	Secured First Lien Debt	852	7,053	26	(62)	7,017
	Preferred Equity Units	—	206	369	(1)	574
	Common Equity Units	—	—	240	(2)	238

		867	7,259	635	(65)	7,829

Edge Adhesives Holdings, Inc.	Secured First Lien Line of Credit(H)	86	768	827	(1,595)	—
	Secured First Lien Debt	785	6,208	15	(100)	6,123
	Secured First Lien Debt	223	1,604	4	(26)	1,582
	Secured First Lien Debt(H)	12	585	—	(585)	—
	Preferred Stock	—	2,885	200	(3,085)	—

		1,106	12,050	1,046	(5,391)	7,705

FedCap Partners, LLC	Class A Membership Units	—	2,238	—	(591)	1,647

Lignetics, Inc.	Secured Second Lien Debt	730	6,007	15	(82)	5,940
	Secured Second Lien Debt(I)	473	—	8,000	(80)	7,920
	Common Stock	—	1,169	1,215	(173)	2,211

		1,203	7,176	9,230	(335)	16,071

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Interest, Dividends, and Other Income(C)	Value as of September 30, 2014	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2015
AFFILIATE INVESTMENTS (Continued):
LWO Acquisitions Company, LLC	Secured First Lien Line of Credit(I)	95	—	2,466	(1,417)	1,049
	Secured First Lien Debt(I)	819	—	11,119	(553)	10,566
	Common Stock(I)	—	—	1,176	(631)	545

		914	—	14,761	(2,601)	12,160
RBC Acquisition Corp.	Secured First Lien Line of Credit	$269	$4,000	$—	$—	$4,000
	Secured First Lien Mortgage Note	493	6,891	—	(20)	6,871
	Secured First Lien Debt	1,014	11,392	—	(1,646)	9,746
	Secured Second Lien Debt	553	6,000	—	(6,000)	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—

		2,329	28,283	—	(7,666)	20,617

TOTAL AFFILIATE INVESTMENTS		$6,419	$57,006	$25,672	$(16,649)	$66,029

(A)	Certain of the listed securities are issued by affiliates(s) of the indicated portfolio company.
(B)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in our accompanying Consolidated Schedules of Investments as of September 30, 2015 and 2014.
(C)	Represents the total amount of interest, dividends and other income credited to investment income for the portion of the fiscal year an investment was a control or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(F)	Debt security was on non-accrual status as of (or during the year ended) September 30, 2015, and, therefore, was considered non-income producing for a period of time during the fiscal year ended September 30, 2015.
(H)	We exited this investment during the year ended September 30, 2015.
(I)	New investment during the year ended September 30, 2015.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	December 31,	September 30,
	2015	2015
ASSETS
Investments, at fair value:
Non-Control/Non-Affiliate investments (Cost of $245,199 and $287,055, respectively)	$215,325	$277,411
Affiliate investments (Cost of $86,311 and $81,427, respectively)	66,158	66,029
Control investments (Cost of $41,377 and $41,762 respectively)	18,208	22,451

Total investments at fair value (Cost of $372,887 and $410,244 respectively)	299,691	365,891

Cash and cash equivalents	13,806	3,808
Restricted cash and cash equivalents	151	283
Interest receivable, net	2,556	5,581
Due from custodian	3,152	1,186
Deferred financing fees	3,906	4,161
Other assets, net	5,021	1,572

TOTAL ASSETS	$328,283	$382,482

LIABILITIES
Borrowings, at fair value (Cost of $57,500 and $127,300, respectively)	$57,500	$127,300
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 2,440,000 shares issued and outstanding	61,000	61,000
Accounts payable and accrued expenses	673	597
Interest payable	149	272
Fees due to Adviser(A)	1,478	904
Fee due to Administrator(A)	336	250
Other liabilities	10,677	715

TOTAL LIABILITIES	$131,813	$191,038

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value per share, 46,000,000 shares authorized; 23,431,622 shares issued and outstanding as of December 31, 2015 and 21,131,622 shares issued and outstanding as of September 30, 2015	$23	$21
Capital in excess of par value	323,422	307,862
Cumulative net unrealized depreciation of investments	(73,196)	(44,353)
Cumulative net unrealized depreciation of other	(61)	(61)
Under (over) distributed net investment income	1,057	(1,541)
Accumulated net realized losses	(54,775)	(70,484)

TOTAL NET ASSETS	$196,470	$191,444

NET ASSET VALUE PER COMMON SHARE	$8.38	$9.06

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 10—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31,
	2015	2014
INVESTMENT INCOME
Interest income, net
Non-Control/Non-Affiliate investments	$6,908	$6,343
Affiliate investments	1,965	1,121
Control investments	311	182
Other	—	2

Total interest income	9,184	7,648
Other income
Non-Control/Non-Affiliate investments	501	1,078
Control investments	375	—

Total other income	876	1,078

Total investment income	10,060	8,726

EXPENSES
Base management fee(A)	1,528	1,597
Loan servicing fee(A)	1,008	832
Incentive fee(A)	1,118	922
Administration fee(A)	336	281
Interest expense on borrowings	785	678
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029
Amortization of deferred financing fees	255	302
Professional fees	353	374
Other general and administrative expenses	283	264

Expenses, before credits from Adviser	6,695	6,279
Credit to base management fee—loan servicing fee(A)	(1,008)	(832)
Credits to fees from Adviser—other(A)	(386)	(412)

Total expenses, net of credits	5,301	5,035

NET INVESTMENT INCOME	4,759	3,691

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Non-Control/Non-Affiliate investments	14,492	1,578
Affiliate Investments	1,207	—
Control investments	(317)	(14,459)
Other	(2)	23

Total net realized gain (loss)	15,380	(12,858)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	(20,230)	(7,513)
Affiliate investments	(4,755)	(252)
Control investments	(3,858)	16,528
Other	—	735
Total net unrealized (depreciation) appreciation	(28,843)	9,498
Net realized and unrealized loss	(13,463)	(3,360)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,704)	$331

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.18

Net (decrease) increase in net assets resulting from operations	$(0.38)	$0.02

Distributions declared and paid	$0.21	$0.21

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and Diluted	22,687,057	21,000,160

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2015	2014
OPERATIONS
Net investment income	$4,759	$3,691
Net realized gain (loss) on investments	15,380	(12,858)
Net unrealized (depreciation) appreciation of investments	(28,843)	8,763
Net unrealized depreciation of other	—	735

Net (decrease) increase in net assets resulting from operations	(8,704)	331

DISTRIBUTIONS
Distributions to common stockholders	(4,759)	(4,410)

CAPITAL TRANSACTIONS
Issuance of common stock	19,665	—
Offering costs for issuance of common stock	(1,176)	—

Net increase in net assets resulting from capital transactions	18,489	—

NET INCREASE (DECREASE) IN NET ASSETS	5,026	(4,079)
NET ASSETS, BEGINNING OF PERIOD	191,444	199,660

NET ASSETS, END OF PERIOD	$196,470	$195,581

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(8,704)	$331
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(5,087)	(61,465)
Principal repayments on investments	41,331	4,497
Net proceeds from sale of investments	19,876	7,713
Increase in investments due to paid-in-kind interest or other	(2,936)	(70)
Net change in premiums, discounts and amortization	(57)	371
Cost adjustments on non-accrual loans	(388)	(502)
Net realized (gain) loss on investments	(15,382)	12,881
Net unrealized depreciation (appreciation) of investments	28,844	(8,763)
Decrease (increase) in restricted cash and cash equivalents	132	(299)
Amortization of deferred financing fees	255	302
Decrease (increase) in interest receivable, net	3,025	(816)
(Increase) decrease in due from custodian	(1,966)	4,023
Increase in other assets, net	(3,449)	(357)
Increase in accounts payable and accrued expenses	76	128
(Decrease) increase in interest payable	(124)	61
Increase in fees due to Adviser(A)	574	595
Increase in fee due to Administrator(A)	86	63
Increase (decrease) in other liabilities	9,962	(281)
Net unrealized depreciation other	—	(735)

Net cash provided by (used in) operating activities	66,068	(42,323)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	14,500	59,500
Repayments on borrowings	(84,300)	(12,700)
Deferred financing fees	—	(1)
Proceeds from issuance of common stock	19,665	—
Offering costs for issuance of common stock	(1,176)	—
Distributions paid to common stockholders	(4,759)	(4,410)

Net cash (used in) provided by financing activities	(56,070)	42,389

NET INCREASE IN CASH AND CASH EQUIVALENTS	9,998	66
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,808	6,314

CASH AND CASH EQUIVALENTS, END OF PERIOD	$13,806	$6,380

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$13,000	$12,773
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	273
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,244	13,046

Alloy Die Casting Corp.	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,869
		Preferred Stock (1,742 shares)(F)(H)		1,742	—
		Common Stock (270 shares)(F)(H)		18	—

				6,995	4,869

Behrens Manufacturing, LLC	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,248
		Preferred Stock (1,253 shares)(F)(H)(K)		1,253	2,679

				5,528	6,927

B+T Group Acquisition Inc.	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,730
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,730

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(F)	108	108	—

Drumcree, LLC	Broadcasting and entertainment	Secured First Lien Debt (13.0% PIK, Due 1/2017)(G)(J)	3,800	3,800	3,800

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(D)	7,800	7,800	7,790
		Preferred Stock (700,000 units)(F)(H)		700	599

				8,500	8,389

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.9%, Due 4/2020)(D)	15,000	15,000	11,625
		Secured Second Lien Debt (10.8%, Due 4/2020)(D)	7,000	7,000	5,425
		Preferred Equity Units (999 units)(F)(H)		835	364
		Common Equity Units (999 units)(F)(H)		1	—

				22,836	17,414

Funko Acquisition Holdings, LLC	Personal and non-durable consumer products	Preferred Equity Units (260 units)((H)(J)		260	260
		Common Stock (975 units)(H)(J)		—	—

				260	260

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $640 available (9.0%, Due 9/2018)(F)	560	560	560
		Secured First Lien Debt (9.0%, Due 9/2018)(F)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(F)(H)		1,025	923
		Common Stock Warrant (45% ownership)(F)(H)		—	—

				2,585	2,483

J.America, Inc.	Personal and non-durable consumer products	Secured Second Lien Debt (10.4%, 1.0% PIK, Due 12/2019)(D)(G)	4,412	4,412	4,412
		Secured Second Lien Debt (11.5%, 1.0% PIK, Due 12/2019)(D)(G)	5,588	5,588	5,588

				10,000	10,000

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,214 uncalled capital commitment)(H)(M)		781	545

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (12.0%, Due 1/2017)(D)	4,000	4,000	3,973

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	3,881
		Preferred Stock (1,449 shares)(F)(H)		1,449	—

				5,589	3,881

Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021) (D)	$6,750	$6,750	$6,741
		Common Stock (450 units)(F)(H)		450	460

				7,200	7,201

Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (11.0%, Due 4/2016)(D)	1,000	1,000	967
		Secured First Lien Debt (11.0%, Due 4/2016)(D)	4,125	4,125	2,186
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(D)	4,053	4,053	563

				9,178	3,716

Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 2/2020)(D)	8,000	8,000	7,320
		Preferred Stock (4,054,054 shares)(F)(H)		750	1,109

				8,750	8,429

Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(D)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(D)	7,900	7,900	7,920
		Common Stock (250,000 units)(F)(H)		250	577

				8,150	8,497
TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (9.0%, Due 7/2017)(D)	—	—	—
		Secured First Lien Debt (9.0%, Due 7/2020)(D)	11,000	11,000	10,972

				11,000	10,972

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $4,000 available (7.0%, Due 2/2018)(D)	—	—	—
		Secured First Lien Debt (9.3%, Due 2/2020)(D)	20,284	20,284	19,777
		Preferred Stock (245 shares)(F)(H)		245	267
		Common Stock (500 shares)(F)(H)		5	68

				20,534	20,112
Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $550 available (7.5%, Due 12/2017)(D)	1,450	1,450	1,356
		Secured First Lien Debt (9.75%, Due 12/2019)(D)	9,000	9,000	8,415

				10,450	9,771
WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $525 available (8.0%, Due 3/2016)(D)	2,475	2,474	2,363
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,500	12,500	11,937
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,674
		Preferred Stock (1,000 shares)(F)(H)		477	472

				22,451	21,446
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 4/2016)(D)	4,000	4,000	4,000
		Common Stock (58,333 shares)(F)(H)		408	632

				4,408	4,632

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$195,146	$176,093

Syndicated Investments:
Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	$700	$698	$315

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,984	2,970

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,989	3,760

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.0% PIK, Due 6/2020)(D)(G)	$2,786	$2,738	$2,772
		Common Stock (21,429 shares)(F)(H)		2,636	—

				5,374	2,772
PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,438	3,272

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,973	1,627
SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,830	4,300

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (13.8% and 1.0% PIK, Due 5/2016)(F)	8,998	8,982	4,785

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	915

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)	3,960	3,845	2,812

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	8,000	7,972	7,200

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,476	4,230

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	274

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$50,052	$39,232

Total Non-Control/Non-Affiliate Investments (represented 72.0% of total investments at fair value)				$245,199	$215,325

AFFILATE INVESTMENTS(O):
Proprietary Investments:
Ashland Acquisition LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	6,895
		Preferred Equity Units (4,400 units)(F)(H)		440	591
		Common Equity Units (4,400 units)(F)(H)		—	175

				7,440	7,661

Edge Adhesives Holdings LLC	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	6,200	6,200	6,045
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,564
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,609
FedCap Partners LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(H)(L)		1,634	1,505

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,970
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,960
		Common Stock (152,603 shares)(F)(H)		1,855	2,436

				15,855	16,366

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $1,050 available (6.5%, Due 12/2017)(D)	1,950	1,950	1,891
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,579	10,579	10,262
		Common Units (921,000 units)(F)(H)		921	110

				13,450	12,263

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(F)(G)	$4,458	$4,458	$4,458
		Secured First Lien Mortgage Note (1%, 4.3% PIK, Due 12/2016)(F)(G)	7,704	7,704	7,704
		Secured First Lien Debt (8.0%, 4.0% PIK, Due 12/2016)(C)(F)(G)	13,131	13,131	8,592
		Secured First Lien Debt (8.0%, Due 12/2016)(F)	6,954	6,954	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				37,616	20,754

Total Affiliate Proprietary Investments (represented 21.9% of total investments at fair value)				$86,311	$66,158

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(P):
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,385	$6,385	$6,385
		Common Stock (15,500 shares) (F)(H)		1	4,180

				$6,386	$10,565

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $672 available (8.0%, Due 5/2016)(F)(G)	1,328	1,328	1,328
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)	5,000	5,000	1,863
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)	11,948	11,948	4,452
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				34,991	7,643

Total Control Proprietary Investments (represented 6.0% of total investments at fair value)				$41,377	$18,208

TOTAL INVESTMENTS				$372,887	$299,691

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $247.9 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5— Borrowings. Additionally, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of December 31, 2015.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at December 31, 2015, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt holders but before all other debt and equity holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near December 31, 2015, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New proprietary investment valued at cost, as it was determined that the price paid during the quarter ended December 31, 2015 best represents fair value as of December 31, 2015.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.

(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) :
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$12,980	$12,870
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	564
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,224	13,434

Allison Publications, LLC	Printing and publishing	Secured First Lien Line of Credit, $250 available (8.3%, Due 9/2016)(D)	350	350	347
		Secured First Lien Debt (8.3%, Due 9/2018)(D)	2,444	2,444	2,422
		Secured First Lien Debt (13.0%, Due 9/2018)(C)(D)	5,400	5,400	5,360

				8,194	8,129

Alloy Die Casting Corp.	Diversified/ conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,947
		Preferred Stock (1,742 shares)(F)(H)		1,742	153
		Common Stock (270 shares)(F)(H)		18	—

				6,995	5,100

Behrens Manufacturing, LLC	Diversified/ conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,264
		Preferred Stock (1,253 shares)(F)(H)(K)		1,253	2,268

				5,528	6,532

B+T Group Acquisition Inc.	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,865
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,865

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(D)	108	108	32

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(J)	7,800	7,800	7,800
		Preferred Stock (700,000 units)(H)(J)		700	700

				8,500	8,500

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	12,938
		Secured Second Lien Debt (10.3%, Due 4/2020)(D)	7,000	7,000	6,037
		Preferred Equity Units (999 units)(F)(H)		648	747
		Common Equity Units (999 units)(F)(H)		1	206

				22,649	19,928

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Funko, LLC	Personal and non- durable consumer products	Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	7,500	7,500	7,500
		Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	2,000	2,000	2,000
		Preferred Equity Units (1,305 units)(L)(H)		1,305	17,314

				10,805	26,814

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $840 available (9.0%, Due 9/2018)(J)	360	360	360
		Secured First Lien Debt (9.0%, Due 9/2018)(J)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(H)(J)		1,025	1,025
		Common Stock Warrant (45% ownership)(H)(J)		—	—

				2,385	2,385

Heartland Communications Group	Broadcasting and entertainment	Secured First Lien Line of Credit, $0 available (5.0%, Due 10/2015)(F)(G)(I)	91	82	31
		Secured First Lien Line of Credit, $0 available (10.0%, Due 10/2015)(F)(G)(I)	91	74	31
		Secured First Lien Debt (5.0%, Due 10/2015)(F)(G)(I)	3,931	3,568	1,338
		Common Stock Warrants (8.8% ownership)(F)(H)		66	—

				3,790	1,400

J.America, Inc.	Personal and non- durable consumer products	Secured Second Lien Debt (10.4%, 1.0% PIK, Due 12/2019)(D)(G)	$7,538	$7,538	$7,331
		Secured Second Lien Debt (11.5%, 1.0% PIK, Due 12/2019)(D)(G)	9,548	9,548	9,274

				17,086	16,605

Leeds Novamark Capital I, L.P.	Private equity fund– healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,214 uncalled capital commitment)(H)(O)	781	781	555

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (11.0%, Due 11/2014)(D)	6,699	6,699	3,816

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	4,036
		Preferred Stock (1,449 shares)(F)(H)		1,449	—

				5,589	4,036

Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(J)	6,750	6,750	6,750
		Common Stock (450 units)(H)(J)		450	450

				7,200	7,200

Precision Acquisition Group Holdings, Inc.	Machinery	Secured First Lien Equipment Note (11.0%, Due 4/2016)(D)	1,000	1,000	1,104
		Secured First Lien Debt (11.0%, Due 4/2016)(D)	4,125	4,125	2,910
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(D)	4,053	4,053	640

				9,178	4,654

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 2/2020)(D)	8,000	8,000	7,600
		Preferred Stock (4,054,054 shares)(F)(H)		750	1,274

				8,750	8,874

Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(J)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(J)	8,000	8,000	8,000
		Common Stock (250,000 units)(H)(J)		250	250

				8,250	8,250

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (10.0%, Due 7/2017)(J)	—	—	—
		Secured First Lien Debt (10.0%, Due 7/2020)(J)	13,000	13,000	13,000

				13,000	13,000

United Flexible, Inc.	Diversified/ conglomerate manufacturing	Secured First Lien Line of Credit, $4,000 available (7.0%, Due 2/2018)(D)	—	—	—
		Secured First Lien Debt (9.3%, Due 2/2020)(D)	20,284	20,284	20,030
		Preferred Stock (245 shares)(F)(H)		245	261
		Common Stock (500 shares)(F)(H)		5	64

				20,534	20,355

Vision Government Solutions, Inc.	Diversified/ conglomerate service	Secured First Lien Line of Credit, $550 available (7.5%, Due 12/2017)(D)	1,450	1,450	1,434
		Secured First Lien Debt (9.75%, Due 12/2019)(D)	9,000	9,000	8,899

				10,450	10,333

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $2,525 available (8.0%, Due 3/2016)(D)	2,475	2,475	2,388
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,750	12,750	12,307
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,748
		Preferred Stock (1,000 shares)(F)(H)		477	477

				22,702	21,920

Westland Technologies, Inc.	Diversified/ conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 4/2016)(D)	$4,000	$4,000	$4,013
		Common Stock (58,333 shares)(F)(H)		408	639

				4,408	4,652

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$225,604	$222,369

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Syndicated Investments:

Ameriqual Group, LLC	Beverage, food and tobacco	Secured First Lien Debt (9.0% and 1.3% PIK, Due 3/2016)(E)	$7,367	$7,352	$7,367

Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	700	698	692

First American Payment Systems, L.P.	Finance	Secured Second Lien Debt (10.8%, Due 4/2019)(L)	4,195	4,172	4,006

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,984	2,940

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,989	3,720

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.0% PIK, Due 6/2020)(D)(G)	2,718	2,666	2,715
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,303	2,715

PSC Industrial Holdings Corp.	Diversified/ conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,436	3,430

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,971	1,720

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,822	4,350

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (13.8% and 1.0% PIK, Due 5/2016)(E)	8,976	8,950	6,911

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	930

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)	3,960	3,839	3,524

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	8,000	7,968	7,960

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,476	4,388

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	389

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$61,451	$55,042

Total Non-Control/Non-Affiliate Investments (represented 75.8% of total investments at fair value)				$287,055	$277,411

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS (Q):
Proprietary Investments:
Ashland Acquisition LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	7,017
		Preferred Equity Units (4,400 units)(F)(H)		440	574
		Common Equity Units (4,400 units)(F)(H)		—	238

				7,440	7,829

Edge Adhesives Holdings LLC	Diversified/ conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,123
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,582
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,705

FedCap Partners, LLC and defense	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(H)(N)		1,634	1,647

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,940
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,920
		Common Stock (152,603 shares)(F)(H)		1,855	2,211

				15,855	16,071

LWO Acquisitions Company LLC	Diversified/ conglomerate manufacturing	Secured First Lien Line of Credit, $1,950 available (6.5%, Due 12/2017)(D)	1,050	1,050	1,049
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,579	10,579	10,566
		Common Units (921,000 units)(F)(H)		921	545

				12,550	12,160

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (9.0%, Due 12/2015)(F)	4,000	4,000	4,000
		Secured First Lien Mortgage Note (9.5%, Due 12/2015)(F)(G)	6,871	6,871	6,871
		Secured First Lien Debt (12.0%, Due 12/2015)(C)(F)	11,392	11,392	9,746
		Secured First Lien Debt (12.5%, Due 12/2015)(F)(G)	6,000	6,000	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				33,632	20,617

Total Affiliate Proprietary Investments (represented 18.1% of total investments at fair value)				$81,427	$66,029

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS (R):
Proprietary Investments:

Defiance Integrated Technologies,	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,385	$6,385	$6,384
Inc.		Common Stock (15,500 shares)(F)(H)		1	6,586

				6,386	12,970

Lindmark Acquisition, LLC	Broadcasting and entertainment	Secured First Lien Debt, $0 available (25.0%, Due Upon Demand)(F)(G)	—	—	—
		Success Fee on Secured Second Lien Debt(F)	—	—	20
		Common Stock (100 shares)(F)(H)		317	—

				317	20
Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $604 available (8.0%, Due 5/2016)(F)(G)	$1,396	$1,396	$1,396
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)	5,000	5,000	2,379
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)	11,948	11,948	5,686
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				35,059	9,461

Total Control Proprietary Investments (represented 6.1% of total investments at fair value)				$41,762	$22,451

TOTAL INVESTMENTS(S)				$410,244	$365,891

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company. Additionally, the majority of the securities listed above, totaling $312.0 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2015, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after all other debt holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2015, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New or restructured proprietary investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2015 best represents fair value as of September 30, 2015.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	Subsequent to September 30, 2015, the investment was sold, and as such the fair value as of September 30, 2015 was based upon the sales amount.

(N)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $70.4 million; cumulative gross unrealized appreciation for federal income tax purposes is $25.7 million. Cumulative net unrealized depreciation is $44.7 million, based on a tax cost of $410.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

DECEMBER 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies .” In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our revolving line of credit.

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of December 31, 2015 and September 30, 2015, we held no investments in portfolio companies through Gladstone Financial.

The financial statements of Business Loan and Gladstone Financial are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 12—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have omitted certain disclosures accompanying annual financial statements prepared in accordance with GAAP. The accompanying Condensed Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Under Article 6 of Regulation S-X, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any portfolio company investments, including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended December 31, 2015, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, as filed with the SEC on November 23, 2015, as amended on December 29, 2015.

Our accompanying fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation in the condensed consolidated financial statements and related notes. Reclassifications did not impact net (decrease) increase in net assets resulting from operations, total assets, total liabilities or total net assets, or statement of changes in net assets and statement of cash flows classifications.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our board of directors (our “Board of Directors”) has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio investments.
There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, who reports directly to our Board of Directors, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) generally provides estimates of fair value on our proprietary debt investments. The Valuation Team, in accordance with the Policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and the Valuation Team with oversight from the Valuation Committee, evaluates such information for incorporation into the total enterprise value of certain of our investments. We generally engage an independent valuation firm quarterly to value or review our valuation of our significant equity investments, on a rotating basis so that each significant equity investment is reviewed once a year. Such third party inputs are taken into consideration as one of the many data points in determining fair value under the Policy.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•

Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current reporting quarter (the quarter ended December 31, 2015) are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition Policy

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs, and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the borrower is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when a loan’s status significantly improves regarding the debtor’s ability and intent to pay contractual amounts due, or past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectible. As of December 31, 2015, one portfolio company was partially on non-accrual status with an aggregate debt cost basis of approximately $22.6 million, or 6.7% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $4.5 million, or 1.6% of the fair value of all debt investments in our portfolio. As of September 30, 2015, two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $7.1 million, or 2.2% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or paid-in-kind (“PIK”) provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Therefore, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of December 31, 2015 and September 30, 2015, we had 14 and 17 original OID loans, respectively, primarily from the syndicated investments in our portfolio. We recorded OID income totaling $0.1 million during the three months ended December 31, 2015 and 2014, respectively. The unamortized balance of OID investments as of December 31, 2015 and September 30, 2015, totaled $0.5 million and $0.6 million, respectively. As of December 31, 2015 and September 30, 2015, we had five and four investments, respectively, with a PIK interest component. We recorded PIK income totaling $0.1 million during the three months ended December 31, 2015 and 2014, respectively. We collected $0 and $0.2 million PIK interest in cash during the three months ended December 31, 2015 and 2014, respectively.

Other Income Recognition

We generally record success fees upon our receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded an aggregate of $0.8 million in success fees during the three months ended December 31, 2015, which resulted from a $0.4 million payment of success fees by Legend Communications of Wyoming, LLC (“Legend”), $0.3 million in prepaid success fee receivable by Defiance Integrated Technologies, Inc. (“Defiance”) and $0.1 million payment of success fees related to the previous sale of substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”). We received an aggregate of $0.9 million in success fees during the three months ended December 31, 2014, which resulted from $0.6 million related to the early payoff of North American Aircraft Services, LLC (“NAAS”) at a realized gain and $0.3 million prepayment of success fees by Francis Drilling Fluids, LLC (“FDF”).

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the three months ended December 31, 2015, we received $0.1 million of dividend income resulting from the previous exit of NAAS. During the three months ended December 31, 2014, we received $0.1 million of dividend income, which resulted from our preferred equity investment in FDF.

We generally record prepayment fees upon our receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. During the three months ended December 31, 2015, we recorded $0.1 million in prepayment fees received related to the sale of Funko, LLC (“Funko”) and during the three months ended December 31, 2014, we did not receive any prepayment fees.

Success fees, dividend income and prepayment fees are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In May 2015, the FASB issued Accounting Standards Update 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value Per Share (or its Equivalent)” (“ASU 2015-07”), which eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. We are currently assessing the impact of ASU 2015-07 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-07 is required to be adopted retrospectively and is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU-2015-03”), which simplifies the presentation of debt issuance costs. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance

Costs Associated with Line-of-Credit Arrangements “ (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We are currently assessing the impact of ASU 2015-03 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted. ASU 2015-15 was effective immediately.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. We do not anticipate ASU-2015-02 to have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014-15, “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date, “ which deferred the effective date of ASU 2014-09. ASU 2014-09 is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of December 31, 2015 and September 30, 2015, all of our investments were valued using Level 3 inputs and during the three months ended December 31, 2015 and 2014, there were no investments transferred into or out of Levels 1, 2 or 3.

The following table presents our investments carried at fair value as of December 31, 2015 and September 30, 2015, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using Level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2015	September 30, 2015
Non-Control/Non-Affiliate Investments
Secured first lien debt	$120,577	$150,426
Secured second lien debt	85,520	100,039
Preferred equity	6,388	23,741
Common equity/equivalents	2,840	3,205

Total Non-Control/Non-Affiliate Investments	$215,325	$277,411

Affiliate Investments
Secured first lien debt	$47,411	$46,953
Secured second lien debt	13,930	13,860
Preferred equity	591	574
Common equity/equivalents	4,226	4,642

Total Affiliate Investments	$66,158	$66,029

Control Investments
Secured first lien debt	$7,644	$9,461
Secured second lien debt	6,385	6,404
Preferred equity	—	—
Common equity/equivalents	4,179	6,586

Total Control Investments	$18,208	$22,451

Total Investments, at Fair Value	$299,691	$365,891

In accordance with the FASB’s ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Reporting Standards (“IFRS”) , (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2015 and September 30, 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

	Quantitative Information about Level 3 Fair Value Measurements
	December 31, 2015	September 30, 2015	Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average (D) as of
					December 31, 2015	September 30, 2015
Secured first lien debt(A)	$138,079	$130,900	Yield Analysis	Discount Rate	8.1% – 18.1% / 11.9%	6.6% – 30.0% / 13.0%
	34,742	58,138	TEV	EBITDA multiples	5.8x – 10.6x / 8.3x	2.4x – 7.4x / 6.3x
				EBITDA	$686 – $20,800 /$3,457	$1,333 – $55,042 / $7,895
				Revenue multiples	0.4x – 0.4x / 0.4x	0.3x – 0.8x / 0.7x
				Revenue	$6,431 – $6,431 / $6,431	$1,838 – $6,387 / $2,968
	2,812	17,802	Market Quotes	IBP	45.0% – 90.0% / 89.6%	77.0% – 100.0% / 87.7%
Secured second lien debt(B)	70,586	72,624	Yield Analysis	Discount Rate	10.2% – 19.7% / 14.8%	10.2% – 16.2% / 13.9%
	28,863	34,525	Market Quotes	IBP	81.6% – 99.0% / 91.6%	78.0% – 99.5% / 94.9%
	6,385	13,154	TEV	EBITDA multiples	5.0x – 5.0x / 5.0x	5.0x – 6.4x / 5.7x
				EBITDA	$3,024 – $3,024 / $3,024	$3,740 – $6,878 / $5,353
Preferred and common equity /equivalents(C)	16,174	36,547	TEV	EBITDA multiples	2.9x –10.6x / 6.9x	2.4x – 7.7x / 6.3x
				EBITDA	$686 – $60,594 / $7,527	$249 – $55,042 / $9,258
	2,050	2,201	Investments in Funds

Total Investments, at Fair Value	$299,691	$365,891

(A)	December 31, 2015 includes one new proprietary debt investment for $3.8 million, which was valued at cost. September 30, 2015 includes three new proprietary debt investments totaling $28.8 million and one restructured proprietary debt investment for $2.4 million, which were all valued at cost, and two proprietary investments, which were valued at payoff amounts totaling $28.2 million.
(B)	September 30, 2015 includes one new proprietary debt investment for $6.8 million, which was valued at cost, and one syndicated debt investment which was valued at the payoff amount of $4.0 million.
(C)	December 31, 2015 includes one new proprietary preferred equity investment for $0.3 million, which was valued at cost. September 30, 2015 includes three new proprietary equity investments totaling $1.4 million, which were all valued at cost.
(D)	The weighted average calculations are based on the principal balances for all debt related calculations and on the cost basis for all equity-related calculations for the particular input.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage, or a decrease or increase in EBITDA or EBITDA multiples (or revenue or revenue multiples), may result in a corresponding decrease or increase, in the fair value of certain of our investments.

The following tables provide the changes in fair value, broken out by security type, during the three months ended December 31, 2015 and 2014 for all investments for which we determine fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

FISCAL YEAR TO DATE 2016:	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three Months Ended December 31, 2015
Fair Value as of September 30, 2015	$206,840	$120,303	$24,315	$14,433	$365,891
Total gains (losses):
Net realized (loss) gain(A)	(1,060)	(174)	17,000	(384)	15,382
Net unrealized depreciation(B)	(8,617)	(3,465)	(469)	(3,187)	(15,738)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,374	147	(16,009)	383	(13,105)
New investments, repayments and settlements:(C)
Issuances/originations	7,725	111	187	—	8,023
Settlements/repayments	(29,799)	(11,087)	—	—	(40,886)
Net proceeds from sales	(1,831)	—	(18,045)	—	(19,876)

Fair Value as of December 31, 2015	$175,632	$105,835	$6,979	$11,245	$299,691

FISCAL YEAR TO DATE 2015:	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three Months Ended December 31, 2014
Fair Value as of September 30, 2014	$129,750	$124,551	$13,684	$13,301	$281,286
Total gains (losses):
Net realized (loss) gain(A)	—	(12,146)	(2,175)	1,440	(12,881)
Net unrealized (depreciation) appreciation(B)	(6,122)	(3,725)	3,794	1,454	(4,599)
Reversal of prior period net depreciation (appreciation) on realization(B)	—	12,627	2,175	(1,440)	13,362
New investments, repayments and settlements:(C)
Issuances/originations	46,130	12,500	1,799	1,106	61,535
Settlements/repayments	(992)	(2,606)	(334)	(434)	(4,366)
Net proceeds from sales	—	(6,135)	—	(1,578)	(7,713)

Fair Value as of December 31, 2014	$168,766	$125,066	$18,943	$13,849	$326,624

(A)	Included in net realized gain (loss) on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2015 and 2014.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2015 and 2014.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts, and PIK, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Investment Activity

Proprietary Investments

As of December 31, 2015 and September 30, 2015, we held 31 and 33 proprietary investments with an aggregate fair value of $260.5 million and $310.9 million, or 86.9% and 85.0% of the total aggregate portfolio at fair value, respectively. During the three months ended December 31, 2015, we sold two proprietary investments for combined net cash proceeds of $16.3 million, resulting in a combined net realized gain of $14.6 million, wrote off one investment resulting in a realized loss of $0.3 million, and had one proprietary investment pay off early at par for total proceeds of $8.2 million. Additionally, during the three months ended December 31, 2015, we funded a combined $1.3 million to existing proprietary portfolio companies through revolver draws and follow on investments, while scheduled and unscheduled principal repayments were $12.2 million in the aggregate from existing proprietary portfolio companies (exclusive of the aforementioned exit proceeds). The following significant proprietary investment transactions occurred during the three months ended December 31, 2015:

•	Allison Publications, LLC—In October 2015, Allison Publications, LLC paid off at par for proceeds of $8.2 million.

•	Funko, LLC—In October 2015, we sold our investment in Funko, which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $17.0 million. In connection with the sale, we received net cash proceeds of $14.8 million, full repayment of our debt investment of $9.5 million, earn-out and other receivables of $3.5 million, recorded within other assets, net on the accompanying Condensed Consolidated Statement of Assets and Liabilities, and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million. Additionally, we recorded a tax liability for the net unrealized built-in gain that was realized upon the sale of $9.6 million within other liabilities on the accompanying Condensed Consolidated Statement of Assets and Liabilities.

•	Legend Communications of Wyoming, LLC—In November 2015, we restructured our investment in Legend Communications of Wyoming, LLC (“Legend”) resulting in a $2.7 million pay down on the existing loan and a new $3.8 million investment in Drumcree, LLC (“Drumcree”), which is listed separately on the accompanying Consolidated Statement of Investments as of December 31, 2015. Drumcree, headquartered in Elkridge, Maryland, was formed to hold interests in a larger media holding company, which operates with the purpose of buying underperforming television stations in major markets with the goal of selling their license spectrum in connection with the pending FCC Spectrum Incentive Auction.

•	Heartland Communications Group—In December 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland was on non-accrual status at the time of the sale.

Syndicated Investments

We held a total of 13 syndicated investments with an aggregate fair value of $39.2 million or 13.1% of our total investment portfolio at fair value, as of December 31, 2015, as compared to 15 syndicated investments with an aggregate fair value of $55.0 million, or 15.0% of our total investment portfolio at fair value, as of September 30, 2015. The following significant syndicated investment transactions occurred during the three months ended December 31, 2015:

•	Ameriqual Group, LLC—In October 2015, Ameriqual Group, LLC paid off at par for proceeds of $7.4 million.

•	First American Payment Systems, L . P.—In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

Investment Concentrations

As of December 31, 2015, our consisted of investments in 44 companies located in 20 states across 20 different industries, with an aggregate fair value of $299.7 million. The five largest investments at fair value as of December 31, 2015, totaled $96.1 million, or 32.1% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2015, which totaled $109.6 million, or 30.0% of our total investment portfolio. As of December 32015 and September 30, 2015, our average investment by obligor was $8.5 million at cost. The following table outlines our investments by security type as of December 31, 2015 and September 30, 2015:

	December 31, 2015				September 30, 2015
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Secured first lien debt	$223,085	59.8	$175,632	58.6%	$248,050	60.5%	$206,840	56.5%
Secured second lien debt	114,724	30.8	105,835	35.3	125,875	30.7	120,303	32.9

Total Debt Investments	337,809	90.6	281,467	93.9	373,925	91.2	327,143	89.4
Preferred equity	23,287	6.2	6,979	2.3	24,145	5.8	24,315	6.6
Common equity/equivalents	11,791	3.2	11,245	3.8	12,174	3.0	14,433	4.0

Total Equity Investments	35,078	9.4	18,224	6.1	36,319	8.8	38,748	10.6

Total Investments	$372,887	100.0	$299,691	100.0%	$410,244	100.0%	$365,891	100.0%

Investments at fair value consisted of the following industry classifications as of December 31, 2015 and September 30, 2015:

	December 31, 2015		September 30, 2015
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/conglomerate manufacturing	$56,411	18.8%	$56,504	15.4%
Oil and gas	47,563	15.9	51,110	14.0
Healthcare, education and childcare	43,033	14.4	44,994	12.3
Diversified natural resources, precious metals and minerals	16,366	5.5	16,072	4.4
Beverage, food and tobacco	15,698	5.2	22,817	6.2
Printing and publishing	15,305	5.1	25,452	7.0
Automobile	14,761	4.9	17,699	4.8
Cargo transportation	13,045	4.4	13,434	3.7
Diversified/conglomerate services	13,043	4.4	13,763	3.8
Electronics	12,712	4.2	13,550	3.7
Personal and non-durable consumer products	10,260	3.4	43,418	11.9
Leisure, Amusement, Motion Pictures, Entertainment	8,389	2.8	8,500	2.3
Broadcast and entertainment	7,773	2.6	5,235	1.4
Telecommunications	5,730	1.9	5,865	1.6
Textiles and leather	4,785	1.6	6,911	1.9
Finance	4,300	1.4	8,356	2.3
Other, < 2.0%(A)	10,517	3.5	12,211	3.3

Total Investments	$299,691	100.0%	$365,891	100.0%

(A)	No industry within this category exceeds 2.0% of the total fair value as of the respective periods.

Investments at fair value were included in the following geographic regions of the U.S. as of December 31, 2015 and September 30, 2015:

	December 31, 2015		September 30, 2015
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$110,961	37.0%	$117,367	32.1%
Midwest	101,334	33.8	124,924	34.1
West	77,311	25.8	112,575	30.8
Northeast	10,085	3.4	11,025	3.0

Total Investments	$299,691	100.0%	$365,891	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may also have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2015:

For the Fiscal Years Ending September 30:		Amount
For the remaining nine months ending September 30:	2016	$55,340
	2017	51,007
	2018	28,830
	2019	45,555
	2020	124,853
	Thereafter	32,750

	Total contractual repayments	$338,335
	Equity investments	35,078
	Adjustments to cost basis on debt investments	(526)

	Investments Held at December 31, 2015, at Cost:	$372,887

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we have incurred on behalf of portfolio companies and are included in other assets, net on our accompanying Condensed Consolidated Statements of Assets and Liabilities . As of December 31, 2015 and September 30, 2015, we had gross receivables from portfolio companies of $0.7 million and $0.6 million, respectively. There was no allowance for uncollectible receivables from portfolio companies as of December 31, 2015 and September 30, 2015, respectively. In addition, as of December 31, 2015 and September 30, 2015, we recorded an allowance for uncollectible interest receivables of $0 and $1.2 million, respectively, which is reflected in interest receivable, net on our accompanying Condensed Consolidated Statements of Assets and Liabilities . We generally maintain allowances for uncollectible interest or other receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined based upon management’s judgment that the portfolio company is unable to pay its obligations.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at the same time we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. On July 14, 2015, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, approved the annual renewal of the agreement through August 31, 2016. The Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged.

In addition to the base management fee and incentive fee paid pursuant to the Advisory Agreement, we pay the Adviser a loan servicing fee for its role of servicer pursuant to our revolving line of credit. The entire loan servicing fee paid to the Adviser by Business Loan is voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone.

The following table summarizes fees paid to the Adviser, including the base management fee, incentive fee, and loan servicing fee and associated voluntary, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations :

	Three Months Ended December 31,
	2015	2014
Average total assets subject to base management fee(A)	$349,300	$319,400
Multiplied by prorated annual base management fee of 1.75%—2.0%	0.4375%	0.5%

Base management fee(B)	$1,528	$1,597
Portfolio company fee credit	(65)	(375)
Senior syndicated loan fee credit	(33)	(37)

Net Base Management Fee	$1,430	$1,185

Loan servicing fee(B)	1,088	832
Credit to base management fee—loan servicing fee(B)	(1,088)	(832)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,118	922
Incentive fee credit	(288)	—

Net Incentive Fee	$830	$922

Portfolio company fee credit	(65)	(375)
Senior syndicated loan fee credit	(33)	(37)
Incentive fee credit	(288)	—

Credits to Fees From Adviser—other(B)	$(386)	$(412)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statements of Operations.

Base Management Fee

On October 13, 2015, we amended our existing advisory agreement with the Adviser to reduce the base management fee under the agreement from 2.0% per annum (0.5% per quarter) of average total assets (excluding cash or equivalents) to 1.75% per annum (0.4375% per quarter) effective July 1, 2015. All other terms of the advisory agreement remained unchanged. The amendment was approved unanimously by our Board of Directors.

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $40 and $49 for the three months ended December 31, 2015 and 2014, respectively, is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies.

Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit from the Adviser to reduce the annual base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for each of the three months ended December 31, 2015 and 2014.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through December 31, 2015, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid since our inception through December 31, 2015.

Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of the distributions to common stockholders for the quarter ended December 31, 2015. No such credit was granted for the quarter ended December 31, 2014.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower pursuant to our line of credit), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our line of credit. As discussed above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee otherwise due to the Adviser under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us (against the base management fee) by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief accounting officer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

Other Transactions

Gladstone Securities, LLC (“Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Securities receives a fee. The fees received by Securities from portfolio companies during the three months ended December 31, 2015 and 2014 totaled $0 and $0.4 million, respectively.

Related Party Fees Due

Fees due to related parties as of December 31, 2015 and September 30, 2015 on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	December 31,	September 30,
	2015	2015
Base management fee	$421	$60
Loan servicing fee	227	241
Net incentive fee	830	603

Total fees due to Adviser	1,478	904

Fee due to Administrator	336	250

Total Related Party Fees Due	$1,814	$1,154

In addition to the above fees, other operating expenses due to the Adviser as of December 31, 2015 and September 30, 2015, totaled $9 and $7, respectively. In addition, other net co-investment expenses payable to Gladstone Investment (for reimbursement purposes) totaled $17 and $0.1 million as of December 31, 2015 and September 30, 2015, respectively. Both of these expenses were paid in full in the quarter subsequent to being incurred and have been included in other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities as of December 31, 2015 and September 30, 2015, respectively .

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Facility (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day London Interbank Offered Rate (“LIBOR”) from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. Our Credit Facility was arranged by KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, through Business Loan, we entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of December 31, 2015 and September 30, 2015 and during the three months ended December 31, 2015 and 2014:

	December 31,	September 30,
	2015	2015
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	57,500	127,300
Availability(A)	71,640	22,360

	For the Three Months Ended December 31,
	2015	2014
Weighted average borrowings outstanding, at cost	$74,132	$44,804
Weighted average interest rate(B)	4.2%	6.1%
Commitment (unused) fees incurred	$121	$222

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Our Credit Facility requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015, which equates to $214.8 million as of December 31, 2015, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of December 31, 2015, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $255.5 million, asset coverage on our “senior securities representing indebtedness” of 538.1%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of December 31, 2015. As of December 31, 2015, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments ,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of December 31, 2015 and September 30, 2015, the discount rate used to determine the fair value of our Credit Facility was 4.4% and 3.6%, respectively. Generally, an increase or decrease in the discount rate used in the DCF calculation, may result in a corresponding decrease or increase, respectively, in the fair value of our Credit Facility. As of December 31, 2015 and September 30, 2015, our Credit Facility was valued using Level 3 inputs and was determined to be equal to its cost. Any changes in our credit facility’s fair value is recorded in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of December 31, 2015 and September 30, 2015, on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three months ended December 31, 2015 and 2014:

	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2015	September 30, 2015
Credit Facility	$57,500	$127,300

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Three Months Ended December 31,
	2015	2014
Fair value as of September 30, 2015 and 2014, respectively	$127,300	$38,013
Borrowings	14,500	59,500
Repayments	(84,300)	(12,700)
Net unrealized depreciation(A)	—	(735)

Fair Value as of December 31, 2015 and 2014, respectively	$57,500	$84,078

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2015 and 2014.

The fair value of the collateral under our Credit Facility totaled approximately $247.9 million and $312.0 million as of December 31, 2015 and September 30, 2015, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which are recorded as deferred financing fees on our accompanying Condensed Consolidated Statements of Assets and Liabilities and are being amortized over the redemption period ending June 30, 2021.

The shares of our Series 2021 Term Preferred Stock have a mandatory redemption date of June 30, 2021, and are traded under the ticker symbol “GLADO” on the NASDAQ Global Select Market. Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” (which is currently only our Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017.

The asset coverage on our “senior securities that are stock” as of December 31, 2015 was 261.9%. If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of December 31, 2015, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

We paid the following monthly distributions on our Series 2021 Term Preferred Stock for the three months ended December 31, 2014:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.1406250
	October 7, 2014	November 17, 2014	November 26, 2014	0.1406250
	October 7, 2014	December 19, 2014	December 31, 2014	0.1406250

	Three Months Ended December 31, 2014:			$0.4218750

We paid the following monthly distributions on our Series 2021 Term Preferred Stock for the three months ended December 31, 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.1406250
	October 13, 2015	November 17, 2015	November 30, 2015	0.1406250
	October 13, 2015	December 18, 2015	December 31, 2015	0.1406250

	Three Months Ended December 31, 2015:			$0.4218750

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock at cost as of December 31, 2015 and September 30, 2015. The related distribution payments to preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2021 Term Preferred Stock as of December 31, 2015 and September 30, 2015, was approximately $59.4 million and $62.4 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder distributions declared and paid on our Series 2021 Term Preferred Stock for the three months ended December 31, 2015 and 2014, was $1.0 million. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

Registration Statement

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 18, 2015, which has yet to be declared effective by the SEC. Our

Registration Statement, when declared effective, registers an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities.

Common Stock Offerings

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements, for net proceeds, after deducting underwriting discounts and offering costs borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements during the quarter ended December 31, 2015.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.0 million. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million.

NOTE 8. NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share for the three months ended December 31, 2015 and 2014:

	Three Months Ended December 31,
	2015	2014
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(8,704)	$331
Denominator for basic and diluted weighted average common shares	22,687,057	21,000,160

Basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(0.38)	$0.02

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute on an annual basis to our common stockholders 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. The amount to be paid out as distributions to our common stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of our investment company taxable income. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

The federal income tax characterization of all distributions is reported to our stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For the twelve months ended December 31, 2015, 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. For the nine months ended September 30, 2014, 100.0% of our common distributions were deemed to be paid from a return of capital and for the three months ended December 31, 2014, 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. In determining the characterization of distributions, the Internal Revenue Code Section 316(b)(4) allows RICs to apply current earnings and profits first to distributions made during the portion of the tax year prior to January 1, which in our case would be the three months ended December 31. The return of capital in the 2014 calendar year for Form 1099 reporting purposes, resulted primarily from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

We paid the following monthly distributions to common stockholders for the three months ended December 31, 2015 and 2014:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.07
	October 13, 2015	November 17, 2015	November 30, 2015	0.07
	October 13, 2015	December 18, 2015	December 31, 2015	0.07

	Three Months Ended December 31, 2015:			$0.21

2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.07
	October 7, 2014	November 17, 2014	November 26, 2014	0.07
	October 7, 2014	December 19, 2014	December 31, 2014	0.07

	Three Months Ended December 31, 2014:			$0.21

Aggregate distributions declared and paid to our common stockholders for the three months ended December 31, 2015 and 2014, were each approximately $4.8 million and $4.4 million, respectively, and were declared based on estimates of investment company taxable income for the respective periods. For our federal income tax reporting purposes, we determine the tax characterization of our common stockholder distributions at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization. For the fiscal year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock distributions), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year.

For the three months ended December 31, 2015 and the fiscal year ended September 30, 2015, we recorded the following adjustments for book-tax differences to reflect tax character.

	Three Months Ended December 31, 2015	Year Ended September 30, 2015
Under (over) distributed net investment income	$2,599	$387
Accumulated net realized losses	330	(387)
Capital in excess of par value	(2,929)	—

NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of December 31, 2015 and September 30, 2015, we have not established reserves for such loss contingencies.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

When investing in certain private equity funds, we may have uncalled capital commitments, depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of December 31, 2015 and September 30, 2015, we had an uncalled capital commitment related to our partnership interest in Leeds Novamark Capital I, L.P. We estimate the fair value of the combined unused lines of credit and the uncalled capital commitment as of December 31, 2015 and September 30, 2015 to be immaterial.

In addition to the lines of credit and the uncalled capital commitments to our portfolio companies, we have also extended certain guarantees from time to time on behalf of some of our portfolio companies. In December 2015, we executed a guarantee for one of our investments, FDF, to guarantee payment of up to $0.2 million to FDF in the event of any default under their loan agreement. During the three months ended December 31, 2015, we have not been required to make any payments on this guarantee, and we consider the credit risks to be remote and the fair value of the guarantee as of December 31, 2015 to be immaterial. As of September 30, 2015, we were not party to any guarantees.

The following table summarizes the amounts of our unused lines of credit, uncalled capital commitment and guarantee, at cost, as of December 31, 2015 and September 30, 2015, which are not reflected as liabilities in the accompanying Condensed Consolidated Statements of Assets and Liabilities :

	December 31, 2015	September 30, 2015
Unused line of credit commitments	$11,937	$14,655
Uncalled capital commitment	2,214	2,214
Guarantee	187	—

Total	$14,338	$16,869

NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended December 31,
	2015	2014
Per Common Share Data(A):
Net asset value at beginning of period(A)	$9.06	$9.51
Net investment income(B)	0.21	0.18
Net realized gain (loss) on investments(B)	0.68	(0.61)
Net unrealized (depreciation) appreciation of investments(B)	(1.27)	0.41
Net unrealized depreciation of other(B)	—	0.03
Distributions to common stockholders(A)(C)	(0.21)	(0.21)
Issuance of common stock	0.84	—
Offering costs for issuance of common stock	(0.05)	—
Dilutive effect of common stock issuance(D)	(0.89)	—
Other, net(E)	0.01

Net asset value at end of period(A)	$8.38	$9.31

Market value at beginning of period	$8.13	$8.77
Market value at end of period	7.31	8.27
Total return(F)	(7.76)%	(3.45)%
Common shares outstanding at end of period	23,431,622	21,000,160

Statement of Assets and Liabilities Data:
Net assets at end of period	$196,470	$195,581
Average net assets(G)	205,123	198,295

Senior Securities Data:
Borrowings under Credit Facility, at cost	57,500	83,500
Mandatorily redeemable preferred stock	61,000	61,000

Ratios/Supplemental Data:
Ratio of operating expenses to average net assets—annualized	9.02%	8.61%
Ratio of net operating expenses to average net assets—annualized(H)	6.30	6.11
Ratio of net expenses to average net assets—annualized(I)(J)	10.34	10.16
Ratio of net investment income to average net assets—annualized(K)	9.28	7.44

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per common share data.
(C)	Distributions to common stockholders are determined based on taxable income calculated in accordance with income tax regulations which may differ from income amounts determined under GAAP.
(D)	During the fiscal quarter ended December 31, 2015, the dilution was a result of issuing 2.3 million shares of common stock in an overnight offering at a public offering price of $8.55 per share, which was below the then current NAV of $9.06 per share.
(E)	Represents the impact of the different share amounts (weighted average basic common shares outstanding for the corresponding period and actual common shares outstanding at the end of the corresponding period) in the Per Common Share Data calculations and rounding impacts.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account common stockholder distributions reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common stockholder distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders. Total return is not annualized.
(G)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(H)	Ratio of net operating expenses to average net assets is computed using total expenses, net of credits from the Adviser, and excluding interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.
(I)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(J)	Had we not received any credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.9% for the fiscal quarter ended December 31, 2015. There were no credits of the incentive fee due to the Adviser for the fiscal quarter ended December 31, 2014.
(K)	Had we not received any credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 8.72% for the fiscal quarter ended December 31, 2015. There were no credits of the incentive fee due to the Adviser for the fiscal quarter ended December 31, 2014.

NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had certain unconsolidated subsidiaries, specifically Defiance, Midwest Metal, and Sunshine Media Holdings, which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of December 31, 2015 and September 30, 2015 and for the three months ended December 31, 2015 and 2014. Accordingly, summarized, comparative financial information, in aggregate, is presented below for the three months ended December 31, 2015 and 2014 for our unconsolidated significant subsidiaries.

	Three Months Ended December 31,
Income Statement	2015	2014(A)
Net sales	$10,566	$28,313
Gross profit	2,696	5,350
Net loss	(258)	(1,383)

(A)	We exited Midwest Metal in December 2014 and as such its financial results are included only through the date of exit.

NOTE 13. SUBSEQUENT EVENTS

Portfolio Activity

In January 2016, we invested $8.5 million in LCR Contractors, Inc. through secured first lien debt. LCR, headquartered in Dallas, Texas, is a spray fireproofing and spray applied thermal insulation subcontractor. In addition, in January 2016, we received a partial pay down of $5.0 million on our investment in J. America, Inc.

Distributions to Stockholders

In January 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
January 22, 2016	February 2, 2016	$0.07	$0.140625
February 18, 2016	February 29, 2016	0.07	0.140625
March 21, 2016	March 31, 2016	0.07	0.140625

	Total for the Quarter:	$0.21	$0.421875

Common Stock Share Repurchase Plan

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during open trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and amounts of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. The repurchase program does not obligate the Company to acquire any particular number of shares of common stock. The termination date is the earlier of selling the total authorized amount of $7.5 million or January 31, 2017.

Shares

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Janney Montgomery Scott	D.A. Davidson & Co.

Ladenburg Thalmann	Wunderlich

October     , 2016